Exhibit 99.1

Execution Copy

FBR SECURITIZATION, INC.,
as Depositor

FIRST NLC FINANCIAL SERVICES, LLC,
as Originator

NLC FINANCE II, LLC,
FIRST NLC FINANCIAL SERVICES, LLC,
as Sellers

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
as Trustee

LITTON LOAN SERVICING LP,
as Servicer

and

OCWEN FEDERAL BANK FSB,
as Interim Servicer

POOLING AND SERVICING AGREEMENT

Dated as of June 1, 2005

First NLC Trust 2005-2
Mortgage-Backed Certificates,
Series 2005-2

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- ii -

- iii -

TABLE OF CONTENTS

ARTICLE XV INTERIM SERVICING		156

SECTION 15.1	Interim Servicing of Assets.	156
SECTION 15.2	Compensation.	157
SECTION 15.3	Transfer of Servicing to the Servicer.	157

SCHEDULES

Schedule I     Mortgage Loan Schedule
Schedule II    [Reserved]
Schedule III   [Reserved]
Schedule IV   LIBOR Calculation
Schedule V    Representations and Warranties in respect of the Mortgage Loans
Schedule VI   Subsequent Mortgage Loan Criteria

EXHIBITS

Exhibit A   Form of Class A Certificate
Exhibit B   Form of Offered Class M Certificate
Exhibit C   Form of Restricted Class M Certificate
Exhibit D   Form of Class C Certificate
Exhibit E   Form of Class P Certificate
Exhibit F   Form of Class R Certificate
Exhibit G   Form of Class RX Certificate
Exhibit H   Credit Reporting Procedure
Exhibit I    Form of Initial Certification of Trustee
Exhibit J    Form of Power of Attorney
Exhibit K   Form of Final Certification of Trustee
Exhibit L    Form of Transferor Certificate
Exhibit M   Form of Investment Letter (Non-Rule 144A)
Exhibit N   Form of Investment Letter (Rule 144A)
Exhibit O   Form of Request for Release and Receipt
Exhibit P   Form of Benefit Plan Affidavit
Exhibit Q   Form of Residual Transfer Affidavit
Exhibit R   Form of Residual Transferee Agreement
Exhibit S   Form of Subsequent Transfer Agreement
Exhibit T   Mortgage Loan Schedule Reporting Criteria
Exhibit U   Contents of Mortgage File
Exhibit V   Form of Monthly Statements to Certificateholders
Exhibit W   Criteria for Remittance Report from Servicer
Exhibit X   Form of Sarbanes-Oxley Back-up Certificate
Exhibit Y   Form of Certification to be Provided to the Depositor by the Trustee

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     THIS POOLING AND SERVICING AGREEMENT, dated as of June 1, 2005, is made by and among FBR SECURITIZATION, INC., a Delaware corporation, as depositor (the “Depositor”), FIRST NLC FINANCIAL SERVICES, LLC, a Florida limited liability company, as originator (the “Originator”), JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national association, and as trustee (the “Trustee”), NLC FINANCE II, LLC, a Delaware limited liability company, and FIRST NLC FINANCIAL SERVICES, LLC, a Florida limited liability company, as sellers (collectively, the “Sellers” and each, individually, a “Seller”), LITTON LOAN SERVICING LP, a Delaware limited partnership, as servicer (the “Servicer”), and OCWEN FEDERAL BANK FSB, a federal bank, as interim servicer (the “Interim Servicer”).

PRELIMINARY STATEMENT

     WHEREAS, the Depositor will acquire all of the rights, title and interest of the Sellers in certain conventional, first priority lien, fixed rate and adjustable rate, residential mortgage loans identified in Schedule I hereto on a servicing-released basis from the Sellers pursuant to this Agreement, and at the Closing Date will be the owner of the Mortgage Loans and the other property being conveyed by it to the Trustee, for the benefit of the Certificateholders, hereunder for inclusion in the Trust Fund;

     WHEREAS, the Depositor has duly authorized the execution and delivery of this Agreement to provide for the conveyance to the Trustee, for the benefit of the Certificateholders, of the Mortgage Loans and the other property constituting the Trust Fund;

     WHEREAS, on the Closing Date, the Depositor will acquire the Certificates as consideration for its transfer to the Trustee, for the benefit of the Certificateholders, of the Mortgage Loans and the other property constituting the Trust Fund;

     The Depositor intends to sell the Certificates, to be issued hereunder in multiple Classes, which in the aggregate will evidence the entire beneficial ownership interest in the Trust Fund created hereunder. The Certificates will consist of eighteen classes of certificates, designated as (i) the Class AV-1 Certificates, (ii) the Class AV-2 Certificates, (iii) the Class AV-3 Certificates, (iv) the Class M-1 Certificates, (v) the Class M-2 Certificates, (vi) the Class M-3 Certificates, (vii) the Class M-4 Certificates, (viii) the Class M-5 Certificates, (ix) the Class M-6 Certificates, (x) the Class M-7 Certificates, (xi) the Class M-8 Certificates, (xii) the Class M-9 Certificates, (xiii) the Class M-10 Certificates, (xiv) the Class M-11 Certificates, (xv) the Class P Certificates, (xvi) the Class C Certificates, (xvii) the Class R Certificates and (xviii) the Class R-X Certificates. The descriptions of REMIC I, REMIC II, REMIC III, REMIC IV, REMIC V, REMIC VI, REMIC VII, REMIC VIII, REMIC IX, REMIC X, REMIC XI, REMIC XII, REMIC XIII, REMIC XIV, REMIC XV and REMIC XVI that follow are part of the Preliminary Statement.

REMIC I

     As provided herein, the Trustee will make an election to treat the segregated pool of assets consisting of the Mortgage Loans and certain other related assets subject to this Agreement (but exclusive of the Pre-Funding Account, the Reserve Account, the Servicer Prepayment Premium Payment Amount, the Transferor Prepayment Premium Payment Amount, the Cap Agreement, and the Capitalized Interest Account) as a real estate mortgage investment conduit (a “REMIC”) for federal income tax purposes, and such segregated pool of assets will be designated as “REMIC I.” The Class R-I Interest will represent the sole class of “residual interests” in REMIC I for purposes of the REMIC Provisions. The following table irrevocably sets forth the designation, the Uncertificated REMIC I Pass-Through Rate, the initial Uncertificated Principal Balance, and solely for purposes of satisfying Treasury Regulations Section 1.860G-1(a)(4)(iii), the “latest possible maturity date” for each of the Uncertificated REMIC I Regular Interests. None of the Uncertificated REMIC I Regular Interests will be certificated.

	Uncertificated REMIC I	Initial	Latest Possible
Designation	Pass-Through Rate	Uncertificated Balance	Maturity Date(1)
LT1PF	Variable(2)	$144,179,730.96	September 2035
LT1ML	Variable(2)	$455,820,296.04	September 2035
LT1P	Variable(2)	$100.00	September 2035

(1)	Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the “latest possible maturity date” for each REMIC I Regular Interest.

(2)	Calculated in accordance with the definition of “Uncertificated REMIC I Pass-Through Rate” herein.

REMIC II

     As provided herein, the Trustee will make an election to treat the segregated pool of assets consisting of the Uncertificated REMIC I Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as “REMIC II.” The Class R-II Interest will represent the sole class of “residual interests” in REMIC II for purposes of the REMIC Provisions. The following table irrevocably sets forth the designation, the Uncertificated REMIC II Pass-Through Rate, the initial Uncertificated Principal Balance, and solely for purposes of satisfying Treasury Regulations Section 1.860G-1(a)(4)(iii), the “latest possible maturity date” for each of the Uncertificated REMIC II Regular Interests. None of the Uncertificated REMIC II Regular Interests will be certificated.

	Uncertificated REMIC II	Initial Uncertificated	Latest Possible
Designation	Pass-Through Rate	Balance	Maturity Date(1)
LT2AA	Variable(2)	$587,999,928.46	September 2035
LT2AV1	Variable(2)	$1,877,500.00	September 2035
LT2AV2	Variable(2)	$2,397,300.00	September 2035
LT2AV3	Variable(2)	$153,200.00	September 2035
LT2M1	Variable(2)	$243,000.00	September 2035
LT2M2	Variable(2)	$231,000.00	September 2035
LT2M3	Variable(2)	$141,000.00	September 2035
LT2M4	Variable(2)	$120,000.00	September 2035
LT2M5	Variable(2)	$108,000.00	September 2035
LT2M6	Variable(2)	$105,000.00	September 2035
LT2M7	Variable(2)	$90,000.00	September 2035
LT2M8	Variable(2)	$84,000.00	September 2035
LT2M9	Variable(2)	$81,000.00	September 2035
LT2M10	Variable(2)	$150,000.00	September 2035
LT2M11	Variable(2)	$81,000.00	September 2035
LT2ZZ	Variable(2)	$6,137,998.54	September 2035
LT2P	Variable(2)	$100.00	September 2035

(1)	Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the “latest possible maturity date” for each REMIC II Regular Interest.

(2)	Calculated in accordance with the definition of “Uncertificated REMIC II Pass-Through Rate” herein.

REMIC III

     As provided herein, the Trustee will make an election to treat the segregated pool of assets consisting of the Uncertificated REMIC II Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as “REMIC III.” The Class R-III Interest will represent the sole class of “residual interests” in REMIC III for purposes of the REMIC Provisions. The following table irrevocably sets forth the designation, the Pass-Through Rate, the initial Certificate Principal Balance or Uncertificated Principal Balance, as the case may be, and solely for purposes of satisfying Treasury Regulations Section 1.860G-1(a)(4)(iii), the “latest possible maturity date” for each of the Classes of Certificates and Uncertificated REMIC III Regular Interests listed below. The Class AV-1 Certificates, the Class AV-2 Certificates, and the Class AV-3 Certificates will be certificated. The Class M Interests, the Class C Interest and the Class P Interest will not be certificated.

				Latest Possible
		Initial Certificate Principal		Maturity Date or
		Balance or Uncertificated		Assumed Final
Class Designation	Pass-Through Rate	Principal Balance		Maturity Date(1)
Class AV-1 Certificate	Variable(2)	$187,750,000.00		September 2035
Class AV-2 Certificate	Variable(2)	$239,730,000.00		September 2035
Class AV-3 Certificate	Variable(2)	$15,320.000.00		September 2035
Class M-1 Interest	Variable(2)	$24,300,000.00		September 2035
Class M-2 Interest	Variable(2)	$23,100,000.00		September 2035
Class M-3 Interest	Variable(2)	$14,100,000.00		September 2035
Class M-4 Interest	Variable(2)	$12,000,000.00		September 2035
Class M-5 Interest	Variable(2)	$10,800,000,00		September 2035
Class M-6 Interest	Variable(2)	$10,500,000.00		September 2035
Class M-7 Interest	Variable(2)	$9,000,000.00		September 2035
Class M-8 Interest	Variable(2)	$8,400,000.00		September 2035
Class M-9 Interest	Variable(2)	$8,100,000.00		September 2035
Class M-10 Interest	Variable(2)	$15,000,000.00		September 2035
Class M-11 Interest	Variable(2)	$8,100,000.00		September 2035
Class C Interest	Variable(2)	$13,799,927.00	(3)	September 2035
Class P Interest	N/A(4)	$100.00		September 2035

(1)	Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the “latest possible maturity date” for each Class of Certificates that represents one or more of the “regular interests” in REMIC III and each Uncertificated REMIC III Regular Interest.

(2)	Calculated in accordance with the definition of “Pass-Through Rate” herein.

(3)	The Class C Interest (i ) will have an initial Uncertificated Principal Balance equal to the Initial Overcollateralization Amount and (ii) will bear interest at its variable Pass-Through Rate on the Notional Amount of the Class C Interest outstanding from time to time. The Class C Interest will not accrue interest on its Uncertificated Principal Balance.

(4)	The Class P Interest will not accrue interest.

REMIC IV

     As provided herein, the Trustee shall make an election to treat the segregated pool of assets consisting of the Class M-1 Interest as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as “REMIC IV.” The Class RX-IV Interest represents the sole class of “residual interests” in REMIC IV for purposes of the REMIC Provisions.

     The following table sets forth (or describes) the Class designation, Pass-Through Rate and initial Certificate Principal Balance for the Class M-1 Certificates that represents a “regular interest” in REMIC IV created hereunder:

		Initial
		Certificate Principal	Assumed Final
Class Designation	Pass-Through Rate	Balance	Maturity Date(1)
Class M-1 Certificate	Variable(2)	$24,300,000.00	September 2035

(1)	Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the “latest possible maturity date” for the Class M-1 Certificates.

(2)	The Class M-1 Certificates will receive 100% of amounts received in respect of the Class M-1 Interest.

REMIC V

     As provided herein, the Trustee shall make an election to treat the segregated pool of assets consisting of the Class M-2 Interest as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as “REMIC V.” The Class RX-V Interest represents the sole class of “residual interests” in REMIC V for purposes of the REMIC Provisions.

     The following table sets forth (or describes) the Class designation, Pass-Through Rate and initial Certificate Principal Balance for the Class M-2 Certificates that represents a “regular interest” in REMIC V created hereunder:

		Initial
		Certificate Principal	Assumed Final
Class Designation	Pass-Through Rate	Balance	Maturity Date(1)
Class M-2 Certificate	Variable(2)	$23,100,000.00	September 2035

(1)	Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the “latest possible maturity date” for the Class M-2 Certificates.

(2)	The Class M-2 Certificates will receive 100% of amounts received in respect of the Class M-2 Interest.

REMIC VI

     As provided herein, the Trustee shall make an election to treat the segregated pool of assets consisting of the Class M-3 Interest as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as “REMIC VI.” The Class RX-VI Interest represents the sole class of “residual interests” in REMIC VI for purposes of the REMIC Provisions.

     The following table sets forth (or describes) the Class designation, Pass-Through Rate and initial Certificate Principal Balance for the Class M-3 Certificates that represents a “regular interest” in REMIC VI created hereunder:

		Initial
		Certificate Principal	Assumed Final
Class Designation	Pass-Through Rate	Balance	Maturity Date(1)
Class M-3 Certificate	Variable(2)	$14,100,000.00	September 2035

(1)	Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the “latest possible maturity date” for the Class M-3 Certificates.

(2)	The Class M-3 Certificates will receive 100% of amounts received in respect of the Class M-3 Interest.

REMIC VII

     As provided herein, the Trustee shall make an election to treat the segregated pool of assets consisting of the Class M-4 Interest as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as “REMIC VII.” The Class RX-VII Interest represents the sole class of “residual interests” in REMIC VII for purposes of the REMIC Provisions.

     The following table sets forth (or describes) the Class designation, Pass-Through Rate and initial Certificate Principal Balance for the Class M-4 Certificates that represents a “regular interest” in REMIC VII created hereunder:

		Initial
		Certificate Principal	Assumed Final
Class Designation	Pass-Through Rate	Balance	Maturity Date(1)
Class M-4 Certificate	Variable(2)	$12,000,000.00	September 2035

(1)	Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the “latest possible maturity date” for the Class M-4 Certificates.

(2)	The Class M-4 Certificates will receive 100% of amounts received in respect of the Class M-4 Interest.

REMIC VIII

     As provided herein, the Trustee shall make an election to treat the segregated pool of assets consisting of the Class M-5 Interest as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as “REMIC VIII.” The Class RX-VIII Interest represents the sole class of “residual interests” in REMIC VIII for purposes of the REMIC Provisions.

     The following table sets forth (or describes) the Class designation, Pass-Through Rate and initial Certificate Principal Balance for the Class M-5 Certificates that represents a “regular interest” in REMIC VIII created hereunder:

		Initial
		Certificate Principal	Assumed Final
Class Designation	Pass-Through Rate	Balance	Maturity Date(1)
Class M-5 Certificate	Variable(2)	$10,800,000.00	September 2035

(1)	Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the “latest possible maturity date” for the Class M-5 Certificates.

(2)	The Class M-5 Certificates will receive 100% of amounts received in respect of the Class M-5 Interest.

REMIC IX

     As provided herein, the Trustee shall make an election to treat the segregated pool of assets consisting of the Class M-6 Interest as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as “REMIC IX.” The Class RX-IX Interest represents the sole class of “residual interests” in REMIC IX for purposes of the REMIC Provisions.

     The following table sets forth (or describes) the Class designation, Pass-Through Rate and initial Certificate Principal Balance for the Class M-6 Certificates that represents a “regular interest” in REMIC IX created hereunder:

		Initial
		Certificate Principal	Assumed Final
Class Designation	Pass-Through Rate	Balance	Maturity Date(1)
Class M-6 Certificate	Variable(2)	$10,500,000.00	September 2035

(1)	Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the “latest possible maturity date” for the Class M-6 Certificates.

(2)	The Class M-6 Certificates will receive 100% of amounts received in respect of the Class M-6 Interest.

REMIC X

     As provided herein, the Trustee shall make an election to treat the segregated pool of assets consisting of the Class M-7 Interest as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as “REMIC X.” The Class RX-X Interest represents the sole class of “residual interests” in REMIC X for purposes of the REMIC Provisions.

     The following table sets forth (or describes) the Class designation, Pass-Through Rate and Initial Certificate Principal Balance for the Class M-7 Certificates that represents a “regular interest” in REMIC X created hereunder:

		Initial
		Certificate Principal	Assumed Final
Class Designation	Pass-Through Rate	Balance	Maturity Date(1)
Class M-7 Certificate	Variable(2)	$9,000,000.00	September 2035

(1)	Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the “latest possible maturity date” for the Class M-7 Certificates.

(2)	The Class M-7 Certificates will receive 100% of amounts received in respect of the Class M-7 Interest.

REMIC XI

     As provided herein, the Trustee shall make an election to treat the segregated pool of assets consisting of the Class M-8 Interest as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as “REMIC XI.” The Class RX-XI Interest represents the sole class of “residual interests” in REMIC XI for purposes of the REMIC Provisions.

     The following table sets forth (or describes) the Class designation, Pass-Through Rate and initial Certificate Principal Balance for the Class M-8 Certificates that represents a “regular interest” in REMIC XI created hereunder:

		Initial
		Certificate Principal	Assumed Final
Designation	Pass-Through Rate	Balance	Maturity Date(1)
Class M-8 Certificate	Variable(2)	$8,400,000.00	September 2035

(1)	Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the “latest possible maturity date” for the Class M-8 Certificates.

(2)	The Class M-8 Certificates will receive 100% of amounts received in respect of the Class M-8 Interest.

REMIC XII

     As provided herein, the Trustee shall make an election to treat the segregated pool of assets consisting of the Class M-9 Interest as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as “REMIC XII.” The Class RX-XII Interest represents the sole class of “residual interests” in REMIC XII for purposes of the REMIC Provisions.

     The following table sets forth (or describes) the Class designation, Pass-Through Rate and initial Certificate Principal Balance for the Class M-9 Certificates that represents a “regular interest” in REMIC XII created hereunder:

		Initial
		Certificate Principal	Assumed Final
Class Designation	Pass-Through Rate	Balance	Maturity Date(1)
Class M-9 Certificate	Variable(2)	$8,100,000.00	September 2035

(1)	Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the “latest possible maturity date” for the Class M-9 Certificates.

(2)	The Class M-9 Certificates will receive 100% of amounts received in respect of the Class M-9 Interest.

REMIC XIII

     As provided herein, the Trustee shall make an election to treat the segregated pool of assets consisting of the Class M-10 Interest as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as “REMIC XIII.” The Class RX-XIII Interest represents the sole class of “residual interests” in REMIC XIII for purposes of the REMIC Provisions.

     The following table sets forth (or describes) the Class designation, Pass-Through Rate and initial Certificate Principal Balance for the Class M-10 Certificates that represents a “regular interest” in REMIC XIII created hereunder:

		Initial
		Certificate Principal	Assumed Final
Class Designation	Pass-Through Rate	Balance	Maturity Date(1)
Class M-10 Certificate	Variable(2)	$15,000,000.00	September 2035

(1)	Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the “latest possible maturity date” for the Class M-10 Certificates.

(2)	The Class M-10 Certificates will receive 100% of amounts received in respect of the Class M-10 Interest.

REMIC XIV

     As provided herein, the Trustee shall make an election to treat the segregated pool of assets consisting of the Class M-11 Interest as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as “REMIC XIV.” The Class RX-XIV Interest represents the sole class of “residual interests” in REMIC XIV for purposes of the REMIC Provisions.

     The following table sets forth (or describes) the Class designation, Pass-Through Rate and initial Certificate Principal Balance for the Class M-11 Certificates that represents a “regular interest” in REMIC XIV created hereunder:

		Initial
		Certificate Principal	Assumed Final
Class Designation	Pass-Through Rate	Balance	Maturity Date(1)
Class M-11 Certificate	Variable(2)	$8,100,000.00	September 2035

(1)	Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the “latest possible maturity date” for the Class M-11 Certificates.

(2)	The Class M-11 Certificates will receive 100% of amounts received in respect of the Class M-11 Interest.

REMIC XV

     As provided herein, the Trustee shall make an election to treat the segregated pool of assets consisting of the Class C Interest as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as “REMIC XV.” The Class RX-XV Interest represents the sole class of “residual interests” in REMIC XV for purposes of the REMIC Provisions.

     The following table sets forth (or describes) the Class designation, Pass-Through Rate and initial Certificate Principal Balance for the Class C Certificates that represents a “regular interest” in REMIC XV created hereunder:

		Initial
		Certificate Principal	Assumed Final
Class Designation	Pass-Through Rate	Balance	Maturity Date(1)
Class C Certificate	Variable(2)	$13,799,927.00	September 2035

(1)	Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the “latest possible maturity date” for the Class C Certificates.

(2)	The Class C Certificates will receive 100% of amounts received in respect of the Class C Interest.

REMIC XVI

     As provided herein, the Trustee shall make an election to treat the segregated pool of assets consisting of the Class P Interest as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as “REMIC XVI.” The Class RX-XVI Interest represents the sole class of “residual interests” in REMIC XVI for purposes of the REMIC Provisions.

     The following table sets forth (or describes) the Class designation, Pass-Through Rate and initial Certificate Principal Balance for the Class P Certificates that represents a “regular interest” in REMIC XVI created hereunder:

		Initial
		Certificate Principal	Assumed Final
Class Designation	Pass-Through Rate	Balance	Maturity Date(1)
Class P Certificate	N/A(2)	$100.00	September 2035

(1)	Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the “latest possible maturity date” for the Class P Certificates.

(2)	The Class P Certificates will receive 100% of amounts received in respect of the Class P Interest.

The Certificates

     The following table sets forth (or describes) the Class designation, Pass-Through Rate, initial Certificate Principal Balance, and minimum denomination for each Class of Certificates.

	Initial		Minimum
	Certificate		Denominations	Final Scheduled	Ratings
Class	Principal	Pass-Through	or Percentage	Distribution	S&P/
Designation	Balance	Rate(1)(2)	Interest	Date(3)	Moody’s(4)
Class AV-1	$187,750,000	LIBOR + 0.11%	(5)	September 2035	AAA/Aaa
Class AV-2	239,730,000	LIBOR + 0.30%	(5)	September 2035	AAA/Aaa
Class AV-3	15,320,000	LIBOR + 0.40%	(5)	September 2035	AAA/Aaa
Class M-1	24,300,000	LIBOR + 0.48%	(5)	September 2035	AA+/Aa1
Class M-2	23,100,000	LIBOR + 0.52%	(5)	September 2035	AA+/Aa2
Class M-3	14,100,000	LIBOR + 0.54%	(5)	September 2035	AA/Aa3
Class M-4	12,000,000	LIBOR + 0.66%	(5)	September 2035	AA/A1
Class M-5	10,800,000	LIBOR + 0.68%	(5)	September 2035	AA-/A2
Class M-6	10,500,000	LIBOR + 0.75%	(5)	September 2035	A+/A3
Class M-7	9,000,000	LIBOR + 1.25%	(5)	September 2035	A/Baa1
Class M-8	8,400,000	LIBOR + 1.35%	(5)	September 2035	A-/Baa2
Class M-9	8,100,000	LIBOR + 1.80%	(5)	September 2035	BBB+/Baa3
Class M-10	15,000,000	LIBOR + 2.75%	(5)	September 2035	BBB/NR
Class M-11	8,100,000	LIBOR + 2.75%	(5)	September 2035	BBB-/NR
Class C	N/A	(1)	(5)	N/A	NR
Class P	100	N/A	(5)	N/A	NR
Class R	N/A	N/A	(5)	N/A	NR
Class RX	N/A	N/A	(5)	N/A	NR

(1)	The Pass-Through Rate for each Class of Certificates is as stated in the definition of “Pass-Through Rate” herein.

(2)	On the Margin Stepup Date, the margin for each Class of the Class A Certificates will increase to 2 times the applicable margin shown above and the margin for each Class of Class M Certificates will increase to 1.5 times the applicable margin shown above.

(3)	Assumes the Distribution Date following the latest possible maturity date for any Mortgage Loan plus one month.

(4)	The designation “NR” means that the Depositor has not and will not obtain a rating from the respective Rating Agency for the applicable Class of Certificates.

(5)	The Class A Certificates and the Class M Certificates will be issued in minimum denominations of $25,000 and increments of $1 thereafter. The Class C and Class P Certificates are issuable only in minimum Percentage Interests of 10%. The Class R Certificates and the Class RX Certificates are issuable only in minimum Percentage Interests of 25%.

        NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS AND INTERPRETATION

     SECTION 1.1 Definitions.

     Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Section 1.1. All calculations of interest described herein with respect to any Class of Certificates, other than Class C Certificates, and the Uncertificated REMIC III Regular Interests (other than the Class C Interest), shall be made on the basis of an assumed 360-day year and the actual number of days in the related Interest Accrual Period. The Class C Certificates, the Class C Interest and the Uncertificated REMIC I and REMIC II Regular Interests shall accrue interest on the basis of an assumed 360-day year consisting of twelve 30-day months:

     Accepted Servicing Practices: The servicing and administration of the Mortgage Loans for which the Servicer is responsible hereunder:

     (a) in the same manner in which, and with the same care, skill, prudence and diligence with which, the Servicer, generally services and administers similar mortgage loans with similar mortgagors (i) for other third parties, giving due consideration to customary and usual standards of practice of prudent institutional residential mortgage lenders servicing their own loans or (ii) held in the Servicer’s own portfolio, as applicable, whichever standard is higher;

     (b) with a view to the maximization of the recovery on such Mortgage Loans on a net present value basis and the best interests of the Trust or any Person to which the Mortgage Loans may be transferred by the Trust;

     (c) without regard to (i) any relationship that the Servicer or any affiliate thereof may have with the related Mortgagor or any other party to the transactions; (ii) the right of the Servicer to receive compensation or other fees for its services rendered pursuant to this Agreement; (iii) the obligation of the Servicer to make Servicing Advances; (iv) the ownership, servicing or management by the Servicer or any affiliate thereof for others of any other mortgage loans or mortgaged properties; and (v) any debt the Servicer or any affiliate of the Servicer has extended to any mortgagor; and

     (d) in accordance with the applicable state, local and federal laws, rules and regulations.

     Account: Each of the Custodial Account, the Escrow Account, the Payment Account (including each sub-account thereof), the Pre-Funding Account, the Reserve Account and the Capitalized Interest Account.

     Accountant: A person engaged in the practice of accounting who (except when this Agreement provides that an Accountant must be Independent) may be employed by or affiliated with the Servicer or an Affiliate of the Servicer.

     Adjusted Net Mortgage Rate: With respect to any Mortgage Loan, the Mortgage Rate thereof reduced by the related Servicing Fee Rate and the Trustee Fee Rate for such Mortgage Loan.

     Adjustable Rate Mortgage Loan: A Mortgage Loan that contains a provision pursuant to which the Mortgage Rate is adjusted periodically.

     Adjustment Date: As to each Adjustable Rate Mortgage Loan, the date on which the Mortgage Rate is adjusted in accordance with the terms of the related Mortgage Note and Mortgage. The first Adjustment Date following the Cut-off Date with respect to each Adjustable Rate Mortgage Loan is set forth on the Mortgage Loan Schedule attached hereto as Schedule I.

     Administrative Expenses: With respect to any Distribution Date, the sum of:

     (a) all related fees, charges and other amounts payable or reimbursable to the Trustee and to the Servicer under this Agreement;

     (b) any related unreimbursed expenses incurred by the Servicer in connection with a liquidation or foreclosure and any unreimbursed Monthly Advances or Servicing Advances due to the Servicer to the extent of and from of any Insurance Proceeds, Liquidation Proceeds, Condemnation Proceeds, the proceeds of from the sale of any defaulted Mortgage Loans during the related Prepayment Period, and any partial or full Principal Prepayments, together with any accrued interest thereon, received during the related Prepayment Period; and

     (c) any related unreimbursed Non-recoverable Advances due to the Servicer.

     Advance: Any Monthly Advance or Servicing Advance.

     Adverse REMIC Event: As defined in Section 13.1(f).

     Affiliate: With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

     Aggregate Overcollateralization Release Amount: With respect to any Distribution Date, the lesser of (i) the Principal Proceeds and (ii) the Overcollateralization Release Amount.

     Agreement: This Pooling and Servicing Agreement, including all exhibits and schedules hereto, and all amendments or supplements hereto.

     Allocable Share: With respect to each Class of Certificates and any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the Certificate Principal Balance of such Class of Certificates and the denominator of which is the aggregate of the Certificate Principal Balance of all the Certificates.

     Applied Loss Amount: As defined in Section 8.2(a).

     Appraised Value: With respect to any Mortgage Loan, the lesser of (i) the value set forth on the appraisal made in connection with the origination of the related Mortgage Loan as the value of the related Mortgaged Property, or (ii) the amount paid by the Mortgagor for the Mortgaged Property, provided, however, that in the case of a refinanced Mortgage Loan, such value shall be based solely on the appraisal made in connection with the origination of such Mortgage Loan.

     Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the assignment of the Mortgage to the Trustee for the benefit of the Certificateholders, which assignment shall be at the expense of the Sellers; provided, however, that the Trustee shall not be responsible for determining whether any such assignment is in recordable form.

     Available Distribution Amount: With respect to any Distribution Date, the sum of the Available Principal Funds and the Available Interest Funds for such Distribution Date, net of Administrative Expenses, including amounts with respect to indemnification, withdrawn from the Custodial Account or Payment Account, as applicable, during the related Interest Accrual Period.

     Available Interest Funds: With respect to any Distribution Date, the sum of:

     (a) the total amount of all cash in respect of interest received on the Mortgage Loans including without limitation:

     (i) all Scheduled Monthly Payments of interest collected on the Mortgage Loans and due during the Due Period related to such Distribution Date, together with any Monthly Advances in respect thereof;

     (ii) all Insurance Proceeds, Liquidation Proceeds and Condemnation Proceeds from the Mortgage Loans, in each case in respect of interest, for such Distribution Date;

     (iii) all other amounts received from the Servicer with respect to the sale of any defaulted Mortgage Loans in respect of interest during the related Prepayment Period;

     (iv) all accrued interest on full Principal Prepayments identified as having been received in respect of the Mortgage Loans during the related Prepayment Period;

     (v) any Compensating Interest Payments paid by the Servicer in respect of Prepayment Interest Shortfalls with respect to the Mortgage Loans;

     (vi) the aggregate Repurchase Price in respect of interest of all Mortgage Loans purchased by the Sellers from the Trust Fund during the related Prepayment Period; and

     (viii) any amounts withdrawn from the Capitalized Interest Account in the amount of the Capitalized Interest Requirement; and

     (b) in the case of (i) through (iv) above, any related amounts collected which are determined to be attributable to a subsequent Due Period or Prepayment Period.

     Available Principal Funds: With respect to each Distribution Date, the excess, if any, of (a) the sum of the Principal Proceeds and the Extra Principal Distribution Amount for such Distribution Date, over (b) the Overcollateralization Release Amount for such Distribution Date.

     Average Sixty-Day Delinquency Ratio: The ratio of the average of the aggregate Scheduled Principal Balance of Mortgage Loans delinquent (including each Mortgage Loan in foreclosure or for which the Mortgagor has filed for bankruptcy after the Closing Date) 60 days or more for the preceding six Due Periods to the average of the sum of the aggregate Scheduled Principal Balance of the Mortgage Loans and the Pre-Funded Amount, each for such periods.

     Bankruptcy Code: The United States Bankruptcy Code of 1986, as amended, as codified in 11 U.S.C. §§ 101-1330.

     Benefit Plan Affidavit: An affidavit in substantially the form attached hereto as Exhibit P.

     Book-Entry Certificates: Each Class of Certificates other than the Class C, P, R and RX Certificates.

     Business Day: Any day other than (a) a Saturday or a Sunday, or (b) a day on which banking institutions in the State of New York or any city in which the Corporate Trust Office of the Trustee or the principal office of the Servicer is located, are authorized or obligated by law or executive order to be closed.

     Cap Agreement: The rate cap agreement entered into by and between the Trust and the Cap Provider, dated as of June 24, 2005.

     Cap Payment: The aggregate of all payments received from the Cap Provider on a Distribution Date pursuant to the Cap Agreement.

     Cap Provider: The Bank of New York.

     Capitalized Interest Account: The account created and maintained by the Trustee pursuant to Section 7.12. Such account will not be an asset of any REMIC.

     Capitalized Interest Requirement: As to any Distribution Date to and including the first Distribution Date following the end of the Pre-Funding Period, an amount equal to the lesser of (a) amounts on deposit in the Capitalized Interest Account and (b) the excess of (i) the aggregate Interest Distribution Amount for all Classes of Certificates over (ii) the Available Interest Funds (determined exclusive of any amounts withdrawn from the Capitalized Interest Account for such Distribution Date).

     Certificate: Any one of the mortgage-backed certificates issued pursuant to this Agreement executed by the Trustee in substantially the forms attached hereto as Exhibit A, Exhibit B, Exhibit C, Exhibit D, Exhibit E, Exhibit F and Exhibit G.

     Certificate Principal Balance: With respect to any Class of Certificates other than the Class C, R and RX Certificates and any Distribution Date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the initial principal balance of such Class of Certificates as of the Closing Date minus the sum of (a) all distributions of principal previously made with respect that Class of Certificates and (b) all Applied Loss Amounts previously allocated to that Class of Certificates and increased by any Subsequent Recoveries allocated to such Class for previous Distribution Dates. With respect to each Class C Certificate as of any Distribution Date, the Percentage Interest evidenced by such Certificate times the Uncertificated Principal Balance of the Class C Interest. For purposes of Article VIII hereof, unless specifically provided to the contrary, the Certificate Principal Balance shall be determined as of the close of business of the immediately preceding Distribution Date, after giving effect to all distributions made on such Distribution Date.

     Certificateholder or Holder: With respect to a Book-Entry Certificate, the beneficial owner of such Book-Entry Certificate, and with respect to a Definitive Certificate, the Holder of such Definitive Certificate and in whose name a Certificate is registered in the Certificate Register.

     Certificate Register: The register maintained pursuant to Section 9.2.

     Class: All Certificates bearing the same class designation as set forth in the Preliminary Statement. In the case of the REMIC Regular Interests, the term “Class” refers to such REMIC Regular Interests having the same designation as set forth in the Preliminary Statement.

     Class A Certificates: The Class AV-1, AV-2 and AV-3 Certificates.

     Class AV-1 Certificates: The First NLC Trust 2005-2 Mortgage-Backed Certificates, Series 2005-2, Class AV-1 Certificates having an initial Certificate Principal Balance and Pass-Through Rate as set forth herein and representing a Regular Interest in REMIC III.

     Class AV-2 Certificates: The First NLC Trust 2005-2 Mortgage-Backed Certificates, Series 2005-2, Class AV-2 Certificates having an initial Certificate Principal Balance and Pass-Through Rate as set forth herein and representing a Regular Interest in REMIC III.

     Class AV-3 Certificates: The First NLC Trust 2005-2 Mortgage-Backed Certificates, Series 2005-2, Class AV-3 Certificates having an initial Certificate Principal Balance and Pass-Through Rate as set forth herein and representing a Regular Interest in REMIC III.

     Class C Certificates: The First NLC Trust 2005-2 Mortgage-Backed Certificates, Series 2005-2, Class C Certificates having an initial Certificate Principal Balance, a Notional Amount and associated Pass-Through Rate as set forth herein and representing a Regular Interest in REMIC XV.

     Class C Distributable Amount: With respect to any Distribution Date and the Class C Interest, the sum of (i) the interest accrued on such Class C Interest at its Pass-Through Rate calculated on its Notional Amount less the amount (without duplication) of Net WAC Cap Carryover Amounts paid pursuant to Section 8.1(a)(iii)(D), (ii) any remaining Aggregate Overcollateralization Release Amounts and (iii) the aggregate of amounts remaining in the Reserve Account after the distributions in Section 8.1(a)(iii)(D), as specified in Section 7.10. With respect to the Class C Certificate, 100% of the amount distributed to the Class C Interest.

     Class C Interest: An uncertificated interest in the Trust Fund representing the right to distributions as set forth herein and evidencing a Regular Interest in REMIC III.

     Class M Certificates: The Class M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8, M-9, M-10 and M-11 Certificates.

     Class M Interests: The Class M-1 Interest, the Class M-2 Interest, the Class M-3 Interest, the Class M-4 Interest, the Class M-5 Interest, the Class M-6 Interest, the Class M-7 Interest, the Class M-8 Interest, the Class M-9 Interest, the Class M-10 Interest and the Class M-11 Interest.

     Class M-1 Certificates: The First NLC Trust 2005-2 Mortgage-Backed Certificates, Series 2005-2, Class M-1 Certificates having an initial Certificate Principal Balance and Pass-Through Rate as set forth herein and representing a Regular Interest in REMIC IV.

     Class M-1 Interest: An uncertificated interest in the Trust Fund representing the right to distributions as set forth herein and evidencing a Regular Interest in REMIC III.

     Class M-1 Principal Distribution Amount: As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (a) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (b) the lesser of (i) the product of (A) approximately 55.70% and (B) the sum of the aggregate Scheduled Principal Balance of the Mortgage Loans and the Pre-Funded Amount, each as of the last day of the related Due Period and (ii) the amount by which the sum of the aggregate Scheduled Principal Balance of the Mortgage Loans and the Pre-Funded Amount, each as of the last day of the related Due Period exceeds the product of (A) 0.50% and (B) the sum of the aggregate Scheduled Principal Balance of the Closing Date Mortgage Loans as of the Cut-off Date and the Pre-Funded Amount as of the Closing Date.

     Class M-2 Certificates: The First NLC Trust 2005-2 Mortgage-Backed Certificates, Series 2005-2, Class M-2 Certificates having an initial Certificate Principal Balance and Pass-Through Rate as set forth herein and representing a Regular Interest in REMIC V.

     Class M-2 Interest: An uncertificated interest in the Trust Fund representing the right to distributions as set forth herein and evidencing a Regular Interest in REMIC III.

     Class M-2 Principal Distribution Amount: As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (a) the sum of (i) the aggregate Certificate Principal Balance of the Class A and M-1 Certificates (after taking into account the payment of the Senior Principal Distribution Amount and the Class Principal Distribution Amount for the Class M-1 Certificates on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (b) the lesser of (i) the product of (A) approximately 63.40% and (B) the sum of the aggregate Scheduled Principal Balance of the Mortgage Loans and the Pre-Funded Amount, each as of the last day of the related Due Period and (ii) the amount by which the sum of the aggregate Scheduled Principal Balance of the Mortgage Loans and the Pre-Funded Amount, each as of the last day of the related Due Period exceeds the product of (A) 0.50% and (B) the sum of the aggregate Scheduled Principal Balance of the Closing Date Mortgage Loans as of the Cut-off Date and the Pre-Funded Amount as of the Closing Date.

     Class M-3 Certificates: The First NLC Trust 2005-2 Mortgage-Backed Certificates, Series 2005-2, Class M-3 Certificates having an initial Certificate Principal Balance and Pass-Through Rate as set forth herein and representing a Regular Interest in REMIC VI.

     Class M-3 Interest: An uncertificated interest in the Trust Fund representing the right to distributions as set forth herein and evidencing a Regular Interest in REMIC III.

     Class M-3 Principal Distribution Amount: As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (a) the sum of (i) the aggregate Certificate Principal Balance of the Class A, M-1 and M-2 Certificates (after taking into account the payment of the Senior Principal Distribution Amount and the Class Principal Distribution Amounts for such Class M Certificates on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date over (b) the lesser of (i) the product of (A) approximately 68.10% and (B) the sum of the aggregate Scheduled Principal Balance of the Mortgage Loans and the Pre-Funded Amount, each as of the last day of the related Due Period and (ii) the amount by which the sum of the aggregate Scheduled Principal Balance of the Mortgage Loans and the Pre-Funded Amount, each as of the last day of the related Due Period exceeds the product of (A) 0.50% and (B) the sum of the aggregate Scheduled Principal Balance of the Closing Date Mortgage Loans as of the Cut-off Date and the Pre-Funded Amount as of the Closing Date.

     Class M-4 Certificates: The First NLC Trust 2005-2 Mortgage-Backed Certificates, Series 2005-2, Class M-4 Certificates having an initial Certificate Principal Balance and Pass-Through Rate as set forth herein and representing a Regular Interest in REMIC VII.

     Class M-4 Interest: An uncertificated interest in the Trust Fund representing the right to distributions as set forth herein and evidencing a Regular Interest in REMIC III.

     Class M-4 Principal Distribution Amount: As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (a) the sum of (i) the aggregate Certificate Principal Balance of the Class A, M-1, M-2 and M-3 Certificates (after taking into account the payment of the Senior Principal Distribution Amount and the Class Principal Distribution Amounts for such Class M Certificates on such Distribution Date) and (ii)

the Certificate Principal Balance of the Class M-4 Certificates immediately prior to such Distribution Date over (b) the lesser of (i) the product of (A) approximately 72.10% and (B) the sum of the aggregate Scheduled Principal Balance of the Mortgage Loans and the Pre-Funded Amount, each as of the last day of the related Due Period and (ii) the amount by which the sum of the aggregate Scheduled Principal Balance of the Mortgage Loans and the Pre-Funded Amount, each as of the last day of the related Due Period exceeds the product of (A) 0.50% and (B) the sum of the aggregate Scheduled Principal Balance of the Closing Date Mortgage Loans as of the Cut-off Date and the Pre-Funded Amount as of the Closing Date.

     Class M-5 Certificates: The First NLC Trust 2005-2 Mortgage-Backed Certificates, Series 2005-2, Class M-5 Certificates having an initial Certificate Principal Balance and Pass-Through Rate as set forth herein and representing a Regular Interest in REMIC VIII.

     Class M-5 Interest: An uncertificated interest in the Trust Fund representing the right to distributions as set forth herein and evidencing a Regular Interest in REMIC III.

     Class M-5 Principal Distribution Amount: As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (a) the sum of (i) the aggregate Certificate Principal Balance of the Class A, M-1, M-2, M-3 and M-4 Certificates (after taking into account the payment of the Senior Principal Distribution Amount and the Class Principal Distribution Amounts for such Class M Certificates on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-5 Certificates immediately prior to such Distribution Date over (b) the lesser of (i) the product of (A) approximately 75.70% and (B) the sum of the aggregate Scheduled Principal Balance of the Mortgage Loans and the Pre-Funded Amount, each as of the last day of the related Due Period and (ii) the amount by which the sum of the aggregate Scheduled Principal Balance of the Mortgage Loans and the Pre-Funded Amount, each as of the last day of the related Due Period exceeds the product of (A) 0.50% and (B) the sum of the aggregate Scheduled Principal Balance of the Closing Date Mortgage Loans as of the Cut-off Date and the Pre-Funded Amount as of the Closing Date.

     Class M-6 Certificates: The First NLC Trust 2005-2 Mortgage-Backed Certificates, Series 2005-2, Class M-6 Certificates having an initial Certificate Principal Balance and Pass-Through Rate as set forth herein and representing a Regular Interest in REMIC IX.

     Class M-6 Interest: An uncertificated interest in the Trust Fund representing the right to distributions as set forth herein and evidencing a Regular Interest in REMIC III.

     Class M-6 Principal Distribution Amount: As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (a) the sum of (i) the aggregate Certificate Principal Balance of the Class A, M-1, M-2, M-3, M-4 and M-5 Certificates (after taking into account the payment of the Senior Principal Distribution Amount and the Class Principal Distribution Amounts for such Class M Certificates on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-6 Certificates immediately prior to such Distribution Date over (b) the lesser of (i) the product of (A) approximately 79.20% and (B) the sum of the aggregate Scheduled Principal Balance of the Mortgage Loans and the Pre-Funded Amount, each as of the last day of the related Due Period and (ii) the amount by which the sum of the aggregate Scheduled Principal Balance of the Mortgage Loans and the Pre-

Funded Amount, each as of the last day of the related Due Period exceeds the product of (A) 0.50% and (B) the sum of the aggregate Scheduled Principal Balance of the Closing Date Mortgage Loans as of the Cut-off Date and the Pre-Funded Amount as of the Closing Date.

     Class M-7 Certificates: The First NLC Trust 2005-2 Mortgage-Backed Certificates, Series 2005-2, Class M-7 Certificates having an initial Certificate Principal Balance and Pass-Through Rate as set forth herein and representing a Regular Interest in REMIC X.

     Class M-7 Interest: An uncertificated interest in the Trust Fund representing the right to distributions as set forth herein and evidencing a Regular Interest in REMIC III.

     Class M-7 Principal Distribution Amount: As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (a) the sum of (i) the aggregate Certificate Principal Balance of the Class A, M-1, M-2, M-3, M-4, M-5 and M-6 Certificates (after taking into account the payment of the Senior Principal Distribution Amount and the Class Principal Distribution Amounts for such Class M Certificates on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-7 Certificates immediately prior to such Distribution Date over (b) the lesser of (i) the product of (A) approximately 82.20% and (B) the sum of the aggregate Scheduled Principal Balance of the Mortgage Loans and the Pre-Funded Amount, each as of the last day of the related Due Period and (ii) the amount by which the sum of the aggregate Scheduled Principal Balance of the Mortgage Loans and the Pre-Funded Amount, each as of the last day of the related Due Period exceeds the product of (A) 0.50% and (B) the sum of the aggregate Scheduled Principal Balance of the Closing Date Mortgage Loans as of the Cut-off Date and the Pre-Funded Amount as of the Closing Date.

     Class M-8 Certificates: The First NLC Trust 2005-2 Mortgage-Backed Certificates, Series 2005-2, Class M-8 Certificates having an initial Certificate Principal Balance and Pass-Through Rate as set forth herein and representing a Regular Interest in REMIC XI.

     Class M-8 Interest: An uncertificated interest in the Trust Fund representing the right to distributions as set forth herein and evidencing a Regular Interest in REMIC III.

     Class M-8 Principal Distribution Amount: As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (a) the sum of (i) the aggregate Certificate Principal Balance of the Class A, M-1, M-2, M-3, M-4, M-5, M-6 and M-7 Certificates (after taking into account the payment of the Senior Principal Distribution Amount and the Class Principal Distribution Amounts for such Class M Certificates on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-8 Certificates immediately prior to such Distribution Date over (b) the lesser of (i) the product of (A) approximately 85.00% and (B) the sum of the aggregate Scheduled Principal Balance of the Mortgage Loans and the Pre-Funded Amount, each as of the last day of the related Due Period and (ii) the amount by which the sum of the aggregate Scheduled Principal Balance of the Mortgage Loans and the Pre-Funded Amount, each as of the last day of the related Due Period exceeds the product of (A) 0.50% and (B) the sum of the aggregate Scheduled Principal Balance of the Closing Date Mortgage Loans as of the Cut-off Date and the Pre-Funded Amount as of the Closing Date.

     Class M-9 Certificates: The First NLC Trust 2005-2 Mortgage-Backed Certificates, Series 2005-2, Class M-9 Certificates having an initial Certificate Principal Balance and Pass-Through Rate as set forth herein and representing a Regular Interest in REMIC XII.

     Class M-9 Interest: An uncertificated interest in the Trust Fund representing the right to distributions as set forth herein and evidencing a Regular Interest in REMIC III.

     Class M-9 Principal Distribution Amount: As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (a) the sum of (i) the aggregate Certificate Principal Balance of the Class A, M-1, M-2, M-3, M-4, M-5, M-6, M-7 and M-8 Certificates (after taking into account the payment of the Senior Principal Distribution Amount and the Class Principal Distribution Amounts for such Class M Certificates on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-9 Certificates immediately prior to such Distribution Date over (b) the lesser of (i) the product of (A) approximately 87.70% and (B) the sum of the aggregate Scheduled Principal Balance of the Mortgage Loans and the Pre-Funded Amount, each as of the last day of the related Due Period and (ii) the amount by which the sum of the aggregate Scheduled Principal Balance of the Mortgage Loans and the Pre-Funded Amount, each as of the last day of the related Due Period exceeds the product of (A) 0.50% and (B) the sum of the aggregate Scheduled Principal Balance of the Closing Date Mortgage Loans as of the Cut-off Date and the Pre-Funded Amount as of the Closing Date.

     Class M-10 Certificates: The First NLC Trust 2005-2 Mortgage-Backed Certificates, Series 2005-2, Class M-10 Certificates having an initial Certificate Principal Balance and Pass-Through Rate as set forth herein and representing a Regular Interest in REMIC XIII.

     Class M-10 Interest: An uncertificated interest in the Trust Fund representing the right to distributions as set forth herein and evidencing a Regular Interest in REMIC III.

     Class M-10 Principal Distribution Amount: As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (a) the sum of (i) the aggregate Certificate Principal Balance of the Class A, M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8 and M-9 Certificates (after taking into account the payment of the Senior Principal Distribution Amount and the Class Principal Distribution Amounts for such Class M Certificates on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-10 Certificates immediately prior to such Distribution Date over (b) the lesser of (i) the product of (A) approximately 92.70% and (B) the sum of the aggregate Scheduled Principal Balance of the Mortgage Loans and the Pre-Funded Amount, each as of the last day of the related Due Period and (ii) the amount by which the sum of the aggregate Scheduled Principal Balance of the Mortgage Loans and the Pre-Funded Amount, each as of the last day of the related Due Period exceeds the product of (A) 0.50% and (B) the sum of the aggregate Scheduled Principal Balance of the Closing Date Mortgage Loans as of the Cut-off Date and the Pre-Funded Amount as of the Closing Date.

     Class M-11 Certificates: The First NLC Trust 2005-2 Mortgage-Backed Certificates, Series 2005-2, Class M-11 Certificates having an initial Certificate Principal Balance and Pass-Through Rate as set forth herein and representing a Regular Interest in REMIC XIV.

     Class M-11 Interest: An uncertificated interest in the Trust Fund representing the right to distributions as set forth herein and evidencing a Regular Interest in REMIC III.

     Class M-11 Principal Distribution Amount: As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (a) the sum of (i) the aggregate Certificate Principal Balance of the Class A, M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8, M-9 and M-10 Certificates (after taking into account the payment of the Senior Principal Distribution Amount and the Class Principal Distribution Amounts for such Class M Certificates on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-11 Certificates immediately prior to such Distribution Date over (b) the lesser of (i) the product of (A) approximately 95.40% and (B) the sum of the aggregate Scheduled Principal Balance of the Mortgage Loans and the Pre-Funded Amount, each as of the last day of the related Due Period and (ii) the amount by which the sum of the aggregate Scheduled Principal Balance of the Mortgage Loans and the Pre-Funded Amount, each as of the last day of the related Due Period exceeds the product of (A) 0.50% and (B) the sum of the aggregate Scheduled Principal Balance of the Closing Date Mortgage Loans as of the Cut-off Date and the Pre-Funded Amount as of the Closing Date.

     Class P Certificates: The First NLC Trust 2005-2 Mortgage-Backed Certificates, Series 2005-2, Class P Certificates having an initial Certificate Principal Balance and Pass-Through Rate as set forth herein and representing a Regular Interest in REMIC XVI.

     Class P Interest: An uncertificated interest in the Trust Fund representing the right to distributions as set forth herein and evidencing a Regular Interest in REMIC III.

     Class Principal Distribution Amount: With respect to each Distribution Date, each of the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount, the Class M-7 Principal Distribution Amount, the Class M-8 Principal Distribution Amount, the Class M-9 Principal Distribution Amount, the Class M-10 Principal Distribution Amount and the Class M-11 Principal Distribution Amount for such Distribution Date.

     Class R Certificates: The First NLC Trust 2005-2 Mortgage-Backed Certificates, Series 2005-2, Class R Certificates having an initial Certificate Principal Balance and Pass-Through Rate as set forth herein and representing the Residual Interest in each of REMIC I, REMIC II and REMIC III.

     Class R-I Interest: The uncertificated Residual Interest in REMIC I.

     Class R-II Interest: The uncertificated Residual Interest in REMIC II.

     Class R-III Interest: The uncertificated Residual Interest in REMIC III.

     Class RX Certificates: The First NLC Trust 2005-2 Mortgage-Backed Certificates, Series 2005-2, Class RX Certificates having an initial Certificate Principal Balance and Pass-Through Rate as set forth herein and representing the Residual Interest in each of REMIC IV,

REMIC V, REMIC VI, REMIC VII, REMIC VIII, REMIC IX, REMIC X, REMIC XI, REMIC XII, REMIC XIII, REMIC XIV, REMIC XV and REMIC XVI.

     Class RX-IV Interest: The uncertificated Residual Interest in REMIC IV.

     Class RX-V Interest: The uncertificated Residual Interest in REMIC V.

     Class RX-VI Interest: The uncertificated Residual Interest in REMIC VI.

     Class RX-VII Interest: The uncertificated Residual Interest in REMIC VII.

     Class RX-VIII Interest: The uncertificated Residual Interest in REMIC VIII.

     Class RX-IX Interest: The uncertificated Residual Interest in REMIC IX.

     Class RX-X Interest: The uncertificated Residual Interest in REMIC X.

     Class RX-XI Interest: The uncertificated Residual Interest in REMIC XI.

     Class RX-XII Interest: The uncertificated Residual Interest in REMIC XII.

     Class RX-XIII Interest: The uncertificated Residual Interest in REMIC XIII.

     Class RX-XIV Interest: The uncertificated Residual Interest in REMIC XIV.

     Class RX-XV Interest: The uncertificated Residual Interest in REMIC XV.

     Class RX-XVI Interest: The uncertificated Residual Interest in REMIC XVI.

     Closing Date: June 29, 2005.

     Closing Date Mortgage Loans: Those Mortgage Loans in the Trust Fund as of the Closing Date.

     Co-Underwriter: Merrill Lynch, Pierce, Fenner & Smith Incorporated.

     Code: The Internal Revenue Code of 1986, as may be amended from time to time, or any successor statutes thereto, and applicable U.S. Department of the Treasury regulations issued pursuant thereto.

     Commission: The United States Securities and Exchange Commission.

     Compensating Interest Payment: With respect to any Distribution Date and with respect to any Principal Prepayment in full, an amount equal to the lesser of (a) the aggregate Prepayment Interest Shortfall on the Mortgage Loans for the related Prepayment Period resulting from Principal Prepayments in full and (b) one half (1/2) of the aggregate Servicing Fee received by the Servicer in respect of such Distribution Date without regard to any Compensating Interest.

     Condemnation Proceeds: All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan documents.

     Convertible Mortgage Loan: Those Mortgage Loans which contain a provision allowing the Mortgagor to convert the Mortgage Loan from an Adjustable Rate Mortgage Loan to a Fixed Rate Mortgage Loan.

     Control: The meaning specified in Section 8-106 of the UCC.

     Corporate Trust Office: The designated office of the Trustee at which at any particular time (a) its corporate trust business with respect to this Agreement shall be administered, which office at the Closing Date is located at 4 New York Plaza, New York, New York 10004-2477, Attention: Worldwide Securities Services / Global Debt — First NLC Trust 2005-2, and (b) presentment of Certificates for registration of transfer, exchange or final payment may be made, which office is located at 2001 Bryan Street, 10th Floor, Dallas, Texas 75201, Attention: Worldwide Securities Services / Global Debt — First NLC Trust 2005-2, or at such other address as the Trustee may designate from time to time by notice to Certificateholders, the Depositor, the Sellers and the Servicer.

     Corresponding Class: The following chart illustrates the Corresponding Classes of Uncertificated REMIC II Regular Interests, Uncertificated REMIC III Regular Interests and Certificates:

Uncertificated REMIC II	Uncertificated REMIC III
Regular Interest	Regular Interest	Class of Certificates
LT2AV1	N/A	Class AV-1 Certificate

LT2AV2	N/A	Class AV-2 Certificate

LT2AV3	N/A	Class AV-3 Certificate

LT2M1	Class M-1 Interest	Class M-1 Certificate

LT2M2	Class M-2 Interest	Class M-2 Certificate

LT2M3	Class M-3 Interest	Class M-3 Certificate

LT2M4	Class M-4 Interest	Class M-4 Certificate

LT2M5	Class M-5 Interest	Class M-5 Certificate

LT2M6	Class M-6 Interest	Class M-6 Certificate

LT2M7	Class M-7 Interest	Class M-7 Certificate

LT2M8	Class M-8 Interest	Class M-8 Certificate

Uncertificated REMIC II	Uncertificated REMIC III
Regular Interest	Regular Interest	Class of Certificates
LT2M9	Class M-9 Interest	Class M-9 Certificate

LT2M10	Class M-10 Interest	Class M-10 Certificate

LT2M11	Class M-11 Interest	Class M-11 Certificate

LT2P	Class P Interest	Class P Certificate

N/A	Class C Interest	Class C Certificate

     Cumulative Realized Losses: The aggregate Realized Losses incurred in respect of Liquidated Mortgage Loans since the Cut-off Date, as reduced by the aggregate amount of Subsequent Recoveries received since the Cut-off Date.

     Current Interest: With respect to any Distribution Date and each Class of Certificates (other than the Class C, Class P, Class R and Class RX Certificates), the amount of interest accrued during the related Interest Accrual Period at the Pass-Through Rate for such Class on the related Certificate Principal Balance immediately prior to such Distribution Date.

     Custodial Account: The separate custodial account (other than an Escrow Account) established and maintained by the Servicer pursuant to Section 4.4 or by the Interim Servicer pursuant to Section 15.1(a).

     Cut-off Date: With respect to any Closing Date Mortgage Loan, the later of (i) the date of origination of such Mortgage Loan or (ii) June 1, 2005, and with respect to any Subsequent Mortgage Loans, the date on which such Subsequent Mortgage Loan is transferred to the Trust Fund.

     Cut-off Date Balance: As to any Mortgage Loan, its Scheduled Principal Balance as of the close of business on the Cut-off Date.

     Debt Service Reduction: With respect to any Mortgage Loan, a reduction of the Scheduled Monthly Payment that the related Mortgagor is obligated to pay on any Due Date as a result of any proceeding under bankruptcy law or any similar proceeding.

     Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then-outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any Scheduled Monthly Payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court which is final and non-appealable in a proceeding under the Bankruptcy Code.

     Definitive Certificates: Any Certificate evidenced by a physical certificate and any Certificate issued in lieu of a Book-Entry Certificate pursuant to Section 9.2(e).

     Deleted Mortgage Loan: A Mortgage Loan that is repurchased from the Trust Fund or as to which one or more Qualified Substitute Mortgage Loans are substituted therefor.

     Depositor: FBR Securitization, Inc., a Delaware corporation.

     Depository: The initial Depository shall be The Depository Trust Company, the nominee of which is Cede & Co., as the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a “clearing corporation” as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York and registered as a “clearing agency” pursuant to Section 17A of the Exchange Act, as amended.

     Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Determination Date: With respect to any Distribution Date, the 15th day of the month in which such Distribution Date occurs, or if the 15th day is not a Business Day, the immediately preceding Business Day.

     Disqualified Organization: (a) The United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing; (b) any organization (other than a farmer’s cooperative as defined in Section 521 of the Code) that is exempt from federal income taxation (including taxation under the unrelated business taxable income provisions of the Code); (c) any rural telephone or electrical service cooperative described in Section 1381(a)(2)(C) of the Code; (d) any foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of a U.S. Person; (e) any “electing large partnership”; or (f) any other entity so designated by Treasury rulings or regulations promulgated or otherwise in effect as of the date hereof. In addition, a corporation will not be treated as an instrumentality of the United States or of any state or political subdivision thereof if all of its activities are subject to tax and, with the exception of Freddie Mac, a majority of its board of directors is not selected by such governmental unit.

     Distribution Date: The 25th day of each calendar month or if the 25th day is not a Business Day, the next succeeding Business Day, commencing in July 2005.

     Due Date: The day of the month on which the Scheduled Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace, as specified in the related Mortgage Note.

     Due Period: With respect to any Distribution Date and a Mortgage Loan, the period commencing on the second day of the month preceding the month in which the Distribution Date occurs (or the day following the Cut-off Date in respect of the initial Due Period) and ending at the close of business on the first day of the month in which the Distribution Date occurs.

     EDGAR: As defined in Section 7.15.

     Eligible Account: Any of (a) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, (b) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC), provided that any such deposits not so insured shall be maintained in an account at a depository institution or trust company whose commercial paper or other short term debt obligations (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short term debt obligations of such holding company) have been rated by each Rating Agency in its highest short-term rating category, (c) a trust account or accounts maintained with (i) the trust department of a federal or state chartered depository institution or (ii) a trust company, acting in its fiduciary capacity or (d) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

     Eligible Investments: Any dollar-denominated investment that is one or more of the following (and may include investments for which the Trustee and/or its Affiliates, or the Trustee and/or its Affiliates, provides services or receives compensation):

     (a) cash;

     (b) direct registered obligations of, and registered obligations the timely payment of principal and interest on which is fully and expressly guaranteed by, the United States or any agency or instrumentality of the United States the obligations of which are expressly backed by the full faith and credit of the United States;

     (c) demand and time deposits in, interest bearing trust accounts at, certificates of deposit of, bankers’ acceptances payable within 183 days of issuance issued by, or Federal funds sold by any depository institution or trust company incorporated under the laws of the United States or any state thereof and subject to supervision and examination by Federal and/or state banking authorities so long as the commercial paper and/or the debt obligations of such depository institution or trust company (or, in the case of the principal depository institution in a holding company system, the commercial paper or debt obligations of such holding company) at the time of such investment or contractual commitment providing for such investment have a credit rating of not less than “AA+” by S&P and “Aa2” by Moody’s (and if rated “Aa2”, such rating is not on watch for downgrade by Moody’s), in the case of long-term debt obligations, or “A-1+” by S&P and “P-1” by Moody’s (and if rated “P-1”, such rating is not on watch for downgrade by Moody’s) in the case of commercial paper and short-term debt obligations; provided that (i) in each case, the issuer thereof must have at the time of such investment or contractual commitment providing for such investment a long-term credit rating of not less than “Aa2” by Moody’s (and if rated “Aa2”, such rating is not on watch for downgrade by Moody’s) and (ii) in the case of commercial paper and short-term debt obligations with a maturity of longer than 91 days, the issuer thereof must also have at the time of such investment or contractual commitment providing for such investment a long-term credit rating of not less than “AA+” by S&P;

     (d) unleveraged repurchase obligations (if treated as debt for U.S. Federal income tax purposes by the issuer) with respect to (i) any security described in clause (b) above or (ii) any other registered security issued or guaranteed by an agency or instrumentality of the United States (in each case without regard to the final maturity of such security), in either case entered into with a U.S. Federal or state depository institution or trust company (acting as principal) described in clause (c) above or entered into with a corporation (acting as principal) whose long-term rating at the time of such investment or contractual commitment providing for such investment is not less than “AA+” by S&P and “Aa2” by Moody’s (and if rated “Aa2”, such rating is not on watch for downgrade by Moody’s) or whose short-term credit rating at the time of such investment or contractual commitment providing for such investment is “A-1+” by S&P and “P-1” by Moody’s (and if rated “P-1”, such rating is not on watch for downgrade by Moody’s) at the time of such investment; provided that (A) in each case, the issuer thereof must have at the time of such investment or contractual commitment providing for such investment a long-term credit rating of not less than “Aa2” by Moody’s (and if rated “Aa2”, such rating is not on watch for downgrade by Moody’s) and (B) if such security has a maturity of longer than 91 days, the issuer thereof must also have at the time of such investment or contractual commitment providing for such investment a long-term credit rating of not less than “AA+” by S&P and “Aa2” by Moody’s (and if rated “Aa2”, such rating is not on watch for downgrade by Moody’s);

     (e) registered debt securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof that have a credit rating at the time of such investment or contractual commitment providing for such investment of not less than “AA” by S&P and “Aa2” by Moody’s (and if rated “Aa2”, such rating is not on watch for downgrade by Moody’s);

     (f) commercial paper or other short-term obligations with a maturity of not more than 183 days from the date of issuance and having at the time of such investment or contractual commitment providing for such investment a credit rating of “A-1+” by S&P and “P-1” by Moody’s (and if rated “P-1,” such rating is not on watch for downgrade by Moody’s); provided that (i) in each case, the issuer thereof must have at the time of such investment or contractual commitment providing for such investment a long-term credit rating of not less than “Aa2” by Moody’s (and if rated “Aa2”, such rating is not on watch for downgrade by Moody’s and (ii) if such security has a maturity of longer than 91 days, the issuer thereof must also have at the time of such investment or contractual commitment providing for such investment a long-term credit rating of not less than “AA” by S&P;

     (g) Reinvestment Agreements issued by any bank (if treated as a deposit by such bank), or a registered Reinvestment Agreement issued by any insurance company or other corporation or entity organized under the laws of the United States or any state thereof (if treated as debt for tax purposes by the issuer), in each case, that has a credit rating of not less than “A-1+” by S&P and “P-1” by Moody’s (and if rated “P-1”, such rating is not on watch for downgrade by Moody’s); provided that (i) in each case, the issuer thereof must have at the time of such investment or contractual commitment providing for such investment a long-term credit rating of not less than “Aa2” by Moody’s (and if rated “Aa2”, such rating is not on watch for downgrade by Moody’s) and (ii) if such security has a maturity of longer than 91 days, the issuer thereof must also have at the time of such investment or contractual commitment providing for such investment a long-term credit rating of not less than “AA” by S&P; and

     (h) interests in any money market fund or similar investment vehicle having at the time of investment therein the highest credit rating assigned by each of the Rating Agencies; provided that such fund or vehicle is formed and has its principal office outside the United States and is not engaged in a United States trade or business;

and, in each case (other than clause (a)), with a final maturity (giving effect to any applicable grace period) no later than the Business Day immediately preceding the Distribution Date next following the Due Period in which the date of investment occurs; provided that Eligible Investments may not include (i) any interest-only security, any security purchased at a price in excess of 100% of the par value thereof, (ii) any floating rate security whose interest rate is inversely or otherwise not proportionately related to an interest rate index or is calculated as other than the sum of an interest rate index plus a spread, (iii) securities subject to an offer, (iv) any security with a rating from S&P which includes the subscript “p,” “pi,” “q,” “r” or “t”; or (v) any investment, the income from which is or will be subject to deduction or withholding for or on account of any withholding or similar tax.

     ERISA: The Employee Retirement Income Security Act of 1974, as amended.

     ERISA Restricted Certificates: Any of the Class C and Class P Certificates and any Class of Certificates that no longer satisfies the applicable rating requirement of Prohibited Transaction Exemption 2002-41, 67 Fed. Reg. 54487 (August 22, 2002).

     ERISA Prohibited Certificates: The Class R and the Class RX Certificates.

     Errors and Omissions Insurance Policy: An errors and omissions insurance policy to be maintained by the Servicer pursuant to Section 4.13.

     Escrow Account: The separate account or accounts created and maintained by the Servicer pursuant to Section 4.7 or by the Interim Servicer pursuant to Section 15.1(a).

     Escrow Payments: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other related document.

     Excess Cash Flow: With respect to any Distribution Date, the sum of (a) any Available Interest Funds remaining after application pursuant to clauses (A) through (C) of Section 8.1(a)(i) and (b) any Available Principal Funds remaining after application pursuant to either clauses (A) through (D) of Section 8.1(b)(i) or clauses (A) through (N) of Section 8.1(b)(ii), as applicable.

     Exchange Act: The Securities Exchange Act of 1934, as amended.

     Extra Principal Distribution Amount: With respect to any Distribution Date, the lesser of (a) Available Interest Funds applied to Excess Cash Flow pursuant to Section 8.1(a)(i)(D) and after application thereof pursuant to Section 8.1(a)(iii)(A) and (b) the Overcollateralization Deficiency Amount for such Distribution Date.

     Fannie Mae: Fannie Mae, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act.

     FDIC: The Federal Deposit Insurance Corporation.

     Fidelity Bond: A fidelity bond to be maintained by the Servicer pursuant to Section 4.13.

     Final Certification: A certification as to the completeness of the Mortgage File substantially in the form of Exhibit K attached hereto provided by the Trustee within 180 days of the Closing Date (or, in the case of the Subsequent Mortgage Loans, 180 days of the applicable Subsequent Sale Date) pursuant to Section 2.5(c) hereof.

     Final Scheduled Distribution Date: The Distribution Date following the month of the scheduled maturity date of the Mortgage Loan having the latest scheduled maturity date as of the Cut-off Date.

     Financial Asset: The meaning specified in Section 8-102(a)(9) of the UCC.

     Fixed Rate Mortgage Loan: Any Mortgage Loan for which the Mortgage Rate is constant and is not determined by reference to an Index.

     Formula Rate: For each Class of Certificates, the lesser of (i) One Month LIBOR plus the applicable Pass-Through Margin and (ii) 14.00%.

     Freddie Mac: The entity formerly known as the Federal Home Loan Mortgage Corporation.

     Ginnie Mae: The Government National Mortgage Association, a wholly owned corporate instrumentality of the United States within HUD.

     Gross Margin: With respect to each Adjustable Rate Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note which is added to the Index in order to determine the related Mortgage Rate, as set forth in the Mortgage Loan Schedule.

     HUD: The United States Department of Housing and Urban Development.

     Indenture: An indenture relating to the issuance of notes secured by all or a portion of the Class C Certificates, the Class P Certificates and/or the Class RX Certificates.

     Independent: When used with respect to any Accountants, a Person who is “independent” within the meaning of Rule 2-01(b) of the Securities and Exchange Commission’s Regulation S-X. When used with respect to any other Person, a Person who (a) is in fact independent of another specified Person and any Affiliate of such other Person, (b) does not have any material direct financial interest in such other Person or any Affiliate of such other Person, and (c) is not connected with such other Person or any Affiliate of such other Person as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

     Index: The index specified in the related Mortgage Note for calculation of the Mortgage Rate thereof.

     Initial Certification: A certification as to the completeness of the Mortgage File substantially in the form of Exhibit I hereto provided by the Trustee on the Closing Date (or, in the case of the Subsequent Mortgage Loans, the applicable Subsequent Sale Date) pursuant to Section 2.5(a) hereof.

     Initial Delinquency Date: As defined in Section 4.24.

     Initial Overcollateralization Amount: $13,799,927.00.

     Insurance Policy: Any primary mortgage insurance policy, any standard hazard insurance policy, flood insurance policy, earthquake insurance policy or title insurance policy relating to the Mortgage Loans or the Mortgaged Properties, to be in effect as of the Closing Date or thereafter during the term of this Agreement.

     Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property, if applicable, including the proceeds of any hazard or flood insurance policy.

     Interest Accrual Period: With respect to any Distribution Date and each Class of Certificates, other than the Class C Certificates, and the Uncertificated REMIC III Regular Interests, other than the Class C Interest, the period commencing on the Distribution Date in the calendar month immediately preceding the month in which such Distribution Date occurs (or, in the case of the first Distribution Date, the Closing Date) and ending at the close of business on the calendar day immediately preceding such Distribution Date. With respect to any Distribution Date and the Class C Certificates, the Class C Interest, the REMIC I Regular Interests and the Uncertificated REMIC II Regular Interests, the one-month period ending on the last day of the calendar month immediately preceding the month in which such Distribution Date occurs.

     Interest Distribution Amount: For each Class of Certificates, on any Distribution Date, an amount equal to the excess of (a) the sum of (i) the Current Interest for such Class of Certificates for such Distribution Date, (ii) any unpaid Current Interest for such Class from a prior Distribution Date (together with any unpaid interest thereon), and (iii) interest accrued during the related Interest Accrual Period on the amount described in clause (ii) above at the Pass-Through Rate applicable to such Class of Certificates, over (b) the Allocable Share of Net Prepayment Interest Shortfalls and Relief Act Reductions for such Class of Certificates.

     Interim Funder: With respect to each MERS Designated Mortgage Loan, the Person named on the MERS System as the interim funder pursuant to the MERS Procedures Manual.

     Interim Servicer: Ocwen Federal Bank FSB.

     Intervening Assignments: The original intervening assignments of the Mortgage, notices of transfer or equivalent instrument.

     Investment Letter: As defined in Section 9.2.

     Investor: With respect to each MERS Designated Mortgage Loan, the Person named on the MERS System as the investor pursuant to the MERS Procedures Manual.

     Lead Underwriter: Friedman, Billings, Ramsey & Co., Inc.

     LIBOR: The London interbank offered rate for one-month United States dollar deposits established on each LIBOR Determination Date pursuant to Schedule IV.

     Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) which was liquidated in the calendar month preceding the month of such Distribution Date and as to which the Servicer has determined, in accordance with the servicing procedures specified herein, that it has received all amounts it expects to receive in connection with the liquidation of such Mortgage Loan, including the final disposition of any REO Property.

     Liquidation Expenses: With respect to a Mortgage Loan in liquidation, unreimbursed expenses paid or incurred by or for the account of the Servicer and not recovered by the Servicer under any PMI Policy for reasons other than the Servicer’s failure to ensure the maintenance of or compliance with a PMI Policy, such expenses including (a) property protection expenses, (b) property sales expenses, (c) foreclosure and sale costs, including court costs and reasonable attorneys’ fees, and (d) similar expenses reasonably paid or incurred in connection with liquidation.

     Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee’s sale, foreclosure sale or otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.

     Loan-to-Value Ratio or LTV: With respect to any Mortgage Loan, the ratio of the original loan amount of the Mortgage Loan at its origination (unless otherwise indicated) to the Appraised Value of the related Mortgaged Property.

     Losses: As defined in Section 13.3.

     Majority in Interest: As to any Class of Certificates, the Holders of Certificates of such Class evidencing, in the aggregate, at least 51% of the Percentage Interests evidenced by all Certificates of such Class.

     Margin Stepup Date: The first Distribution Date on or after the date on which the Optional Termination may be exercised.

     Marker Rate: With respect to the Class C Interest and any Distribution Date, a per annum rate equal to two (2) times the weighted average of the Uncertificated REMIC II Pass-Through Rates for each Uncertificated REMIC II Regular Interest (other than Uncertificated REMIC II Regular Interest LT2AA and Uncertificated REMIC II Regular Interest LT2P), with the rate on each such Uncertificated REMIC II Regular Interest (other than Uncertificated REMIC II Regular Interest LT2ZZ) subject to the lesser of (i) LIBOR plus the applicable Pass-Through Margin and (ii) the related Net WAC Rate for the purpose of this calculation for such

Distribution Date and with the rate on Uncertificated REMIC II Regular Interest LT2ZZ subject to a cap of zero for the purpose of this calculation; provided, however, that solely for this purpose, calculations of the Uncertificated REMIC II Pass-Through Rate and the related caps with respect to each Uncertificated REMIC II Regular Interest (other than Uncertificated REMIC II Regular Interest LT2AA, Uncertificated REMIC II Regular Interest LT2ZZ and Uncertificated REMIC II Regular Interest LT2P) shall be multiplied by a fraction, the numerator of which is the actual number of days in the Interest Accrual Period and the denominator of which is 30.

     Material Defect: As defined in Section 2.5(c).

     Maximum LT2ZZ Uncertificated Interest Deferral Amount: With respect to any Distribution Date, the excess of (i) accrued interest at the Uncertificated REMIC II Pass-Through Rate applicable to Uncertificated REMIC II Regular Interest LT2ZZ for such Distribution Date on a balance equal to the Uncertificated Principal Balance of Uncertificated REMIC II Regular Interest LT2ZZ minus the Uncertificated REMIC II Overcollateralization Amount, in each case for such Distribution Date, over (ii) the Uncertificated Interest on each Uncertificated REMIC II Regular Interest (other than Uncertificated REMIC II Regular Interest LT2AA, Uncertificated REMIC II Regular Interest LT2ZZ and Uncertificated REMIC II Regular Interest LT2P) for such Distribution Date, with the rate on each such Uncertificated REMIC II Regular Interest subject to a cap equal to the lesser of (i) LIBOR plus the applicable Pass-Through Margin and (ii) the related Net WAC Rate; provided, however, that solely for this purpose, calculations of the Uncertificated REMIC II Remittance Rate and the related caps with respect to each Uncertificated REMIC II Regular Interest (other than Uncertificated REMIC II Regular Interest LT2AA, Uncertificated REMIC II Regular Interest LT2ZZ and Uncertificated REMIC II Regular Interest LT2P) shall be multiplied by a fraction, the numerator of which is the actual number of days in the Interest Accrual Period and the denominator of which is 30.

     MERS: MERSCORP, Inc.

     MERS Designated Mortgage Loan: A Mortgage Loan for which (a) a Seller has designated or will designate MERS as, and has taken or will take such action as is necessary to cause MERS to be, the mortgagee of record, as nominee for the Seller, in accordance with MERS Procedures Manual and (b) a Seller has designated or will designate the Trustee as the Investor on the MERS System.

     MERS Procedures Manual: The MERS Procedures Manual, as it may be amended, supplemented or otherwise modified from time to time.

     MERS Report: The report from the MERS System listing MERS Designated Mortgage Loans and other information.

     MERS System: MERS mortgage electronic registry system, as more particularly described in the MERS Procedures Manual.

     MOM Loan: Any Mortgage Loan as to which MERS acts as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

     Monthly Advance: The portion of each Scheduled Monthly Payment that is delinquent with respect to each Mortgage Loan at the close of business on the Determination Date required to be advanced by the Servicer.

     Moody’s: Moody’s Investors Service, Inc.

     Mortgage: The mortgage, deed of trust or other instrument (including all riders) securing a Mortgage Note, which creates a first lien on an unsubordinated estate in fee simple or leasehold estate in real property securing the Mortgage Note.

     Mortgage File: The mortgage documents listed on Exhibit U to this Agreement pertaining to a particular Mortgage Loan.

     Mortgage Loan: Any mortgage loan sold and subject to this Agreement being identified on the Mortgage Loan Schedule, which mortgage loan includes without limitation the Mortgage File, the Scheduled Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such mortgage loan as set forth in Sections 2.1 and 2.2 with respect to the Closing Date Mortgage Loans, Section 2.8 with respect to the Subsequent Mortgage Loans and Section 3.6(d) with respect to the Qualified Substitute Mortgage Loans. The Subsequent Mortgage Loans subject to this Agreement will be identified on each Subsequent Mortgage Loan Schedule to be annexed to the Mortgage Loan Schedule on each Subsequent Sale Date and the Qualified Substitute Mortgage Loans will be identified on the Mortgage Loan Schedule on the applicable substitution date.

     Mortgage Loan Documents: The documents referred to in Exhibit U as items 1 through 10.

     Mortgage Loan Remittance Rate: With respect to each Mortgage Loan, the related Mortgage Rate minus the Servicing Fee Rate.

     Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the Depositor to reflect the addition of Qualified Substitute Mortgage Loans and Subsequent Mortgage Loans and the deletion of Deleted Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Fund and from time to time subject to this Agreement, attached hereto as Schedule I that sets forth the information required by Exhibit T for each Mortgage Loan.

     Mortgage Note: The original executed note (including all riders) or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, including any riders or addenda thereto.

     Mortgage Rate: With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note, net of any interest premium charged by the mortgagee to obtain or maintain any PMI Policy.

     Mortgaged Property: The real property securing repayment of the debt evidenced by the Mortgage Note.

     Mortgagor: The obligor on a Mortgage Note.

     Net Prepayment Interest Shortfalls: As to any Distribution Date, the amount by which the aggregate of Prepayment Interest Shortfalls during the related Prepayment Period exceeds the Compensating Interest Payments made with respect to such Distribution Date.

     Net WAC Cap Carryover Amount: For each Class of Certificates on a Distribution Date, the sum of (i) the excess, if any, of (a) the amount that would have been the Current Interest for such Class of Certificates at the Formula Rate for such Distribution Date over (b) the actual amount of Current Interest distributable for such Class of Certificates on such Distribution Date, (ii) any excess described in clause (i) above for any prior Distribution Date that remains unpaid (together with any unpaid interest thereon) on such Distribution Date, and (iii) interest accrued during the Interest Accrual Period related to such Distribution Date on the amount described in clause (ii) above at the Formula Rate applicable to such Class of Certificates.

     Net WAC Rate: As to any Distribution Date, a per annum rate equal to the weighted average Adjusted Net Mortgage Rate of the Mortgage Loans as of the first day of the Due Period for such Distribution Date, calculated on the basis of the actual number of days in the related Interest Accrual Period and a 360-day year.

     Non-recoverable Advance: Any Servicing Advance or Monthly Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property by the Servicer which, in the reasonable discretion of the Servicer, will not or, in the case of a proposed Servicing Advance or Monthly Advance, would not, ultimately be recoverable by the Servicer from the related Mortgagor, related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds or otherwise. The determination by the Servicer that all or a portion of a Servicing Advance or Monthly Advance would be a Non-recoverable Advance shall be evidenced by an Officer’s Certificate delivered to the Trustee setting forth such determination (the reasonable and necessary out-of-pocket cost of which shall be reimbursable to the Servicer as a Servicing Advance) and a reasonable explanation thereof.

     Non-permitted Foreign Holder: As defined in Section 9.2(f).

     Non-U.S. Person: A Person that is not a U.S. Person.

     Notional Amount: With respect to the Class C Certificates, the aggregate principal balance of the Uncertificated REMIC II Regular Interests other than Uncertificated REMIC II Regular Interest LT2P. With respect to the Class C Interest, a notional amount equal to the aggregate principal balance of the Uncertificated REMIC II Regular Interests other than Uncertificated REMIC II Regular Interest LT2P.

     Offered Certificates: The Class A Certificates and the Class M-1, M-2, M-3, M-4, M-5, M-6 and M-7 Certificates.

     Officer’s Certificate: A certificate (a) signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Managing Director, a Vice President, an Assistant Vice President, the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Depositor or the Servicer, as the case may be, or (b), if provided for in this Agreement, signed by a Servicing Officer and delivered to the Depositor and the Trustee, as the case may be, as required by this Agreement.

     Opinion of Counsel: A written opinion of counsel, who may be counsel for the Sellers, the Servicer or the Depositor, including in-house counsel, reasonably acceptable to the Trustee; provided, however, that with respect to the interpretation or application of the REMIC Provisions, such counsel must be nationally recognized as expert in the federal income tax aspects of asset securitization and must be Independent of the Depositor, the Trustee, the Sellers and the Servicer. Any such opinion shall not be at the expense of the Trustee.

     Optional Termination: The termination of the trust created hereunder in connection with the purchase of the Mortgage Loans pursuant to Section 12.1.

     Original Capitalized Interest Amount: $500,000.

     Original Pre-Funded Amount: $144,179,730.96.

     Originator: First NLC Financial Services, LLC or any successor to the Originator under this Agreement.

     OTS: The Office of Thrift Supervision.

     Outstanding: As of the date of determination, all Certificates theretofore executed authenticated and delivered under this Agreement except:

     (a) Certificates theretofore cancelled by the Certificate Register or delivered to the Certificate Register for cancellation;

     (b) Certificates the payment for which money in the necessary amount has been theretofor deposited with the Trustee in trust for the Holders of such Certificates (provided, however, that if such Certificates are to be redeemed, notice of such redemption has been duly given pursuant to this Agreement or provision for such notice has been made, satisfactory to the Trustee); and

     (c) Certificates in exchange for or in lieu of which other Certificates have been authenticated and delivered pursuant to this Agreement unless proof satisfactory to the Trustee is presented that any such Certificates are held by a bona fide purchaser;

provided, that in determining whether the Certificateholders of the requisite Outstanding Balance of the Certificates have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any operative agreement, Certificates owned by the Trust, the Depositor, any Servicer, or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates that a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded (unless such action requires the consent, waiver, request or demand of 100% of the outstanding balance represented by a particular Class and 100% of the outstanding balance represented by such Class is registered in the name of one or more of the foregoing entities). Certificates so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Certificates and that the pledgee is not the Trust, the Depositor, any Servicer, or any Affiliate of any of the foregoing Persons.

     Overcollateralization Amount: As of any Distribution Date, the excess, if any, of the sum of the aggregate Scheduled Principal Balance and the Pre-Funded Amount, each as of the last day of the related Due Period, over the aggregate Certificate Principal Balance of all Classes of Certificates other than Class C Certificates (after taking into account all distributions of principal on such Distribution Date and the increase of any Certificate Principal Balance as a result of Subsequent Recoveries).

     Overcollateralization Deficiency Amount: With respect to any Distribution Date, the excess, if any, of the Target Overcollateralization Amount for such Distribution Date over the Overcollateralization Amount for such Distribution Date, after giving effect to distributions of the Principal Proceeds, but prior to allocation of the Applied Loss Amount, on such Distribution Date.

     Overcollateralization Release Amount: With respect to any Distribution Date on or after the Stepdown Date on which a Trigger Event is not in effect, the lesser of (a) the Principal Proceeds for such Distribution Date and (b) the excess, if any, of (i) the Overcollateralization Amount for such Distribution Date, assuming that 100% of the Principal Proceeds is applied as a principal payment on the Certificates on such Distribution Date over (ii) the Target Overcollateralization Amount for such Distribution Date. With respect to any Distribution Date on which a Trigger Event is in effect, the Overcollateralization Release Amount will be zero.

     Pass-Through Margin: With respect to the Class AV-1, Class AV-2 and Class AV-3 Certificates, and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Interests, the following percentages:

	Prior to Margin	On and After Margin
	Stepup Date	Stepup Date
Class AV-1 Certificates	0.11%	0.22%
Class AV-2 Certificates	0.30%	0.60%
Class AV-3 Certificates	0.40%	0.80%
Class M-1 Interest	0.48%	0.72%
Class M-2 Interest	0.52%	0.78%
Class M-3 Interest	0.54%	0.81%
Class M-4 Interest	0.66%	0.99%
Class M-5 Interest	0.68%	1.02%

	Prior to Margin	On and After Margin
	Stepup Date	Stepup Date
Class M-6 Interest	0.75%	1.125%
Class M-7 Interest	1.25%	1.875%
Class M-8 Interest	1.35%	2.025%
Class M-9 Interest	1.80%	2.70%
Class M-10 Interest	2.75%	4.125%
Class M-11 Interest	2.75%	4.125%

     Pass-Through Rate: The Pass-Through Rate with respect to the Class A and Class M Certificates and any Distribution Date shall equal the lesser of (i) the related Formula Rate for such Distribution Date and (ii) the Net WAC Rate for such Distribution Date. For federal income tax purposes, the following Pass-Through Rates shall apply:

     With respect to the Class A Certificates and the Class M-1 Interest, Class M-2 Interest, Class M-3 Interest, Class M-4 Interest, Class M-5 Interest, Class M-6 Interest, Class M-7 Interest, Class M-8 Interest, Class M-9 Interest, Class M-10 Interest and Class M-11 Interest and any Distribution Date, the lesser of (x) the related Formula Rate for such Distribution Date and (y) the Net WAC Rate for such Distribution Date.

     With respect to the Class C Interest and any Distribution Date, a rate per annum equal to the percentage equivalent of a fraction, the numerator of which is (x) the sum of (i) 100% of the interest on Uncertificated REMIC II Regular Interest LT2P and (ii) interest on the Uncertificated Principal Balance of each Uncertificated REMIC II Regular Interest listed in clause (y) at a rate equal to the related Uncertificated REMIC II Pass-Through Rate minus the Marker Rate and the denominator of which is (y) the aggregate Uncertificated Balance of each Uncertificated REMIC II Regular Interest (other than Uncertificated REMIC II Regular Interest LT2P).

     With respect to the Class M-1 Certificate, Class M-2 Certificate, Class M-3 Certificate, Class M-4 Certificate, Class M-5 Certificate, Class M-6 Certificate, Class M-7 Certificate, Class M-8 Certificate, Class M-9 Certificate, Class M-10 Certificate, Class M-11 Certificate and Class C Certificate, 100% of the interest distributable on such Certificate’s Corresponding Class of Uncertificated REMIC III Regular Interest.

     The Class P Interest, the Class P Certificates, the Class R Certificates and the Class RX Certificates shall not have a Pass-Through Rate.

     Payment Account: The separate account established and maintained pursuant to Section 7.5.

     Percentage Interest: As to any Certificate, the percentage interest set forth on the face thereof or equal to the percentage obtained by dividing the amount set forth on the face of such Certificate by the aggregate amounts set forth on the face of all Certificates of the same Class.

     Permitted Transferee: Any person other than:

     (a) a Disqualified Organization;

     (b) a Non-U.S. Person unless such Non-U.S. Person has furnished the transferor and the Trustee with a duly completed Internal Revenue Service Form W-8ECI or any applicable successor form; and

     (c) any other Person so designated by the Depositor based upon an Opinion of Counsel that the Transfer of an ownership interest in a Residual Certificate to such Person may cause the REMIC hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding.

     Person: Any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

     PMI Policy: A policy of primary mortgage guaranty insurance issued by a Qualified Insurer, as required by this Agreement with respect to certain Mortgage Loans.

     PPM: The private placement memorandum, dated June 29, 2005, relating to the Private Certificates.

     PPMI Policy: A policy of mortgage guaranty insurance issued by a mortgage insurer in which a party other than the Mortgagor is responsible for the premiums associated with such mortgage insurance policy.

     Pre-Funded Amount: On any date of determination, the amount on deposit in the Pre-Funding Account on such date exclusive of any investment earnings therein.

     Pre-Funding Account: The separate account established and maintained pursuant to Section 7.11.

     Pre-Funding Period: The period beginning on the Closing Date and ending on the earliest of (i) July 29, 2005, (ii) the date on which the Pre-Funded Amount in the Pre-Funding Account is less than $100,000, and (iii) the date on which there are no outstanding Certificates remaining.

     Prepayment Interest Shortfall: As to any Distribution Date and each Mortgage Loan subject to a Principal Prepayment received during the calendar month preceding such Distribution Date, the amount, if any, by which one month’s interest at the related Adjusted Net Mortgage Rate, on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

     Prepayment Period: With respect to any Distribution Date, the calendar month preceding the calendar month of such Distribution Date.

     Prepayment Premium: With respect to a Mortgage Loan, the prepayment charge or penalty interest required, if any, to be paid by the related Mortgagor in connection with a prepayment of such Mortgage Loan, as provided in the related Mortgage Note or Mortgage, and as specified on the related Mortgage Loan Schedule (other than any Servicer Prepayment Premium Payment Amount).

     Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, including any Prepayment Premium thereon and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

     Principal Proceeds: With respect to any Distribution Date, the sum of:

     (a) the total amount of all cash in respect of principal received on the Mortgage Loans including without limitation:

     (i) all Scheduled Monthly Payments of principal collected on the Mortgage Loans and due during the Due Period related to such Distribution Date, together with any Monthly Advances in respect thereof;

     (ii) all Insurance Proceeds, Liquidation Proceeds, Subsequent Recoveries and Condemnation Proceeds from the Mortgage Loans, in each case in respect of principal, for such Distribution Date;

     (iii) all other amounts received from the Servicer with respect to the sale of any defaulted Mortgage Loans in respect of principal during the related Prepayment Period;

     (iv) all partial or full Principal Prepayments identified as having been received in respect of the Mortgage Loans during the related Prepayment Period;

     (vi) the aggregate repurchase price of all Mortgage Loans in respect of principal purchased by the Originator from the Trust during the related Prepayment Period; and

     (vii) any amounts remaining in the Pre-Funding Account and transferred to the Payment Account immediately following the termination of the Pre-Funding Period; and

     (b) in the case of (i) through (iv) above, any related amounts collected which are determined to be attributable to a subsequent Due Period or Prepayment Period.

     Private Certificates: The Class M-8, M-9, M-10, M-11, C, P, R and RX Certificates.

     Prospectus: The prospectus, dated February 23, 2005, together with the accompanying prospectus supplement, dated June 27, 2005, as supplemented on June 29, 2005, relating to the Offered Certificates.

     PUD: Planned Unit Development.

     Qualified Insurer: A mortgage guaranty insurance company duly authorized and licensed where required by law to transact mortgage guaranty insurance business and approved as an insurer by Fannie Mae or Freddie Mac.

     Qualified Substitute Mortgage Loan: A mortgage loan eligible to be substituted by the Originator for a Deleted Mortgage Loan which must meet the following criteria:

     (a) have an outstanding principal balance, after deduction of all Scheduled Monthly Payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the Scheduled Principal Balance of the Deleted Mortgage Loan;

     (b) have a Mortgage Loan Remittance Rate not less than, and not more than 2% greater than, the Mortgage Loan Remittance Rate of the Deleted Mortgage Loan;

     (c) have a remaining term to maturity not greater than and not more than one year less than that of the Deleted Mortgage Loan;

     (d) comply with each representation and warranty set forth in Section 3.6 and Schedule V;

     (e) be of the same type as the Deleted Mortgage Loan;

     (f) have a Gross Margin not less than that of the Deleted Mortgage Loan;

     (g) have the same Index as the Deleted Mortgage Loan if the Deleted Mortgage Loan is an Adjustable Rate Mortgage Loan;

     (h) be a first lien priority mortgage;

     (i) have a FICO score not less than that of the Deleted Mortgage Loan;

     (j) have an LTV not greater than that of the Deleted Mortgage Loan; and

     (k) have a Prepayment Premium with a term and an amount at least equal to the Prepayment Premium of the Deleted Mortgage Loan.

     Rating Agency: Each of Moody’s and S&P.

     Realized Loss: With respect to each Liquidated Mortgage Loan, an amount (not less than zero or more than the Scheduled Principal Balance of the Mortgage Loan) as of the date of such liquidation, equal to (a) the Scheduled Principal Balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus (b) interest at the Adjusted Net Mortgage Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Scheduled Principal Balance of such Liquidated Mortgage Loan from time to time, minus (c) the Liquidation Proceeds received during the calendar month in which such liquidation occurred, to the extent applied as recoveries of interest at the Adjusted Net Mortgage Rate and to principal of the Liquidated Mortgage Loan. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan which has become the subject of a Debt Service Reduction, the amount, if any, by which the principal portion of the related Scheduled Monthly Payment has been reduced.

     Record Date: As to any Distribution Date the last Business Day preceding such Distribution Date.

     Regular Certificates: Any of the Class A Certificates, Class M Certificates, Class C Certificates or Class P Certificates.

     Reinvestment Agreement: A guaranteed reinvestment agreement from a bank, insurance company or other corporation or entity organized under the laws of the United States or any state thereof under which no payments are subject to any withholding tax or, if subject to withholding tax imposed by any jurisdiction, the obligor thereunder is required to make “gross up” payments that cover the full amount of any such withholding tax on an after-tax basis; provided that such agreement provides that it is terminable by the purchaser, without premium or penalty, in the event that the rating assigned to such agreement by any Rating Agency is at any time lower than the rating required pursuant to the terms of this Agreement to be assigned to such agreement in order to permit the purchase thereof.

     Relief Act: The Servicemembers Civil Relief Act, as such may be amended from time to time, and any similar state laws.

     Relief Act Reductions: With respect to any Distribution Date and any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act, the amount, if any, by which (a) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (b) interest accrued thereon for such month pursuant to the Mortgage Note.

     Regular Interest: A “regular interest” in a REMIC within the meaning of Section 860G(a)(1) of the Code.

     REMIC: A “real estate mortgage investment conduit” within the meaning of section 860D of the Code.

     REMIC II Interest Loss Allocation Amount: With respect to any Distribution Date, an amount (subject to adjustment based on the actual number of days elapsed in the respective Interest Accrual Periods for the indicated Uncertificated REMIC II Regular Interests for such Distribution Date) equal to (a) the product of (i) the aggregate Scheduled Principal Balance of the Mortgage Loans and REO Properties then outstanding and (ii) the Uncertificated REMIC II Pass-Through Rate for REMIC II Regular Interest LT2AA minus the Marker Rate, divided by (b) 12.

     REMIC II Overcollateralization Target Amount: 1.0% of the Overcollateralization Target Amount.

     REMIC II Overcollateralized Amount: With respect to any date of determination, (i) 1.0% of the aggregate Uncertificated Balance of the Uncertificated REMIC II Regular Interests minus (ii) the aggregate Uncertificated Principal Balance of each Uncertificated REMIC II Regular Interest (other than Uncertificated REMIC II Regular Interest LT2AA and Uncertificated REMIC II Regular Interest LT2ZZ) in each case as of such date of determination.

     REMIC II Principal Loss Allocation Amount: With respect to any Distribution Date, an amount equal to the product of (i) aggregate Scheduled Principal Balance of the Mortgage Loans and REO Properties then outstanding and (ii) one minus a fraction, the numerator of which is two times the aggregate Uncertificated Principal Balance of each Uncertificated REMIC II Regular Interest (other than Uncertificated REMIC II Regular Interest LT2AA, Uncertificated REMIC II Regular Interest LT2ZZ and Uncertificated REMIC II Regular Interest LT2P) and the denominator of which is the aggregate Uncertificated Principal Balance of each Uncertificated REMIC II Regular Interest (other than Uncertificated REMIC II Regular Interest LT2AA and Uncertificated REMIC II Regular Interest LT2P).

     REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time as well as provisions of applicable state laws.

     REMIC Regular Interest: Any Uncertificated REMIC I Regular Interest, Uncertificated REMIC II Regular Interest or Uncertificated REMIC III Regular Interest.

     Remittance Report: As defined in Section 7.2.

     REO Disposition: The sale or other disposition of REO Property.

     REO Disposition Proceeds: All amounts received with respect to any REO Property pursuant to Section 4.4.

     REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

     Repurchase Price: With respect to any Mortgage Loan required to be purchased pursuant to Section 2.5(d), Section 3.6 and Section 5.2 of this Agreement, an amount equal to the sum of (a) 100% of the unpaid principal balance of the Mortgage Loan at the close of business on the date of such purchase, (b) accrued interest thereon at the applicable Mortgage Rate (less the applicable Servicing Fee Rate if the purchaser is the Seller and the Servicer of such Mortgage Loan) from the date through which interest was last paid by the Mortgagor to the Due Date in the month in which the Repurchase Price is to be distributed to Certificateholders, and (c) any unreimbursed Monthly Advances and Servicing Advances made by the Servicer and any costs and damages incurred with respect to a Mortgage Loan in connection with the violation of any predatory or abusive lending law with respect to a Mortgage Loan.

     Request for Release: The Request for Release submitted by the Servicer to the Trustee in the form of Exhibit O.

     Reserve Account: The trust account created and maintained by the Trustee pursuant to Section 7.10, which shall be entitled “Reserve Account, JPMorgan Chase Bank, National Association, as Trustee, in trust for Holders of the First NLC Trust 2005-2, Mortgage-Backed Certificates, Series 2005-2” and which must be an Eligible Account. Amounts on deposit in the Reserve Account shall not be invested. The Reserve Account shall not be an asset of any REMIC formed under this Agreement.

     Residual Certificates: The Class R Certificates and the Class RX Certificates.

     Residual Interest: The sole class of “residual interests” in a REMIC within the meaning of Section 860G(a)(2) of the Code.

     Responsible Officer: When used with respect to the Trustee, any vice president, any assistant vice president, the secretary, any assistant secretary, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also to whom, with respect to a particular matter, such matter is referred because of such officer’s knowledge of and familiarity with the particular subject, and in each case who shall have direct responsibility for the administration of this Agreement.

     Rule 144A Letter: As defined in Section 9.2(b).

     S&P: Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

     Scheduled Monthly Payment: Each scheduled payment of principal and interest (or of interest only, if applicable) to be paid by the Mortgagor on a Mortgage Loan, as reduced (except where otherwise specified herein) by the amount of any related Debt Service Reduction or pursuant to the Relief Act (excluding all amounts of principal and interest that were due on or before the Cut-off Date whenever received) and, in the case of an REO Property, an amount equivalent to the Scheduled Monthly Payment that would have been due on the related Mortgage Loan if such Mortgage Loan had remained in existence.

     Scheduled Principal Balance: With respect to (a) any Mortgage Loan as of any Distribution Date, the principal balance of such Mortgage Loan at the close of business on the applicable Cut-off Date after giving effect to Scheduled Monthly Payments due on or before such Cut-off Date, whether or not received, less an amount equal to principal portion of Scheduled Monthly Payments due after the Cut-off Date and on or before the Due Date in the related Due Period, whether or not received from the Mortgagor or advanced by any Servicer, and all amounts allocable to unscheduled principal payments (including Principal Prepayments, Liquidation Proceeds, Insurance Proceeds and condemnation proceeds, in each case to the extent identified and applied prior to or during the related Prepayment Period) and (b) any REO Property as of any Distribution Date, the Scheduled Principal Balance of the related Mortgage Loan on the Due Date immediately preceding the date of acquisition of such REO Property by or on behalf of the Trustee (reduced by any amount applied as a reduction of principal on the Mortgage Loan).

     Securities Act: The Securities Act of 1933, as amended.

     Sellers: First NLC Financial Services, LLC and NLC Finance II, LLC.

     Senior Enhancement Percentage: For a Distribution Date, a fraction expressed as a percentage equal to (a) the sum of the aggregate Certificate Principal Balance of the Class M Certificates and the Overcollateralization Amount, in each case before taking into account any payments of principal to the Certificates on that Distribution Date, divided by (b) the sum of the aggregate Scheduled Principal Balance of the Mortgage Loans and the Pre-Funded Amount as of the last day of the related Due Period.

     Senior Principal Distribution Amount: As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect is the excess of (a) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date over (b) the lesser of (i) the product of (1) approximately 47.60% and (2) the sum of the aggregate Scheduled Principal Balance of the Mortgage Loans and the Pre-Funded Amount, each as of the last day of the related Due Period and (ii) the amount by which the sum of the aggregate Scheduled Principal Balance of the Mortgage Loans and the Pre-Funded Amount, each as of the last day of the related Due Period exceeds the product of (1) 0.50% and (2) the sum of the aggregate Scheduled Principal Balance of the Closing Date Mortgage Loans as of the Cut-Off Date and the Pre-Funded Amount as of the Closing Date.

     Servicer: Litton Loan Servicing LP or any successor to the Servicer under this Agreement. Prior to the Servicing Transfer Date, all references to the “Servicer” shall mean the “Interim Servicer” unless otherwise dictated by context.

     Servicer Event of Default: As defined in Section 6.1.

     Servicer Prepayment Premium Payment Amount: The amount payable by the Servicer in respect of any waived or uncollected Prepayment Premiums pursuant to Section 6.3(b), which amount shall be equal to the difference between the amount of Prepayment Premium due by a Mortgagor before any waiver and the actual amount of the Prepayment Premium that was paid by the Mortgagor, which amounts shall not be a part of any REMIC formed hereunder.

     Servicer Remittance Amount: As defined in Section 7.1.

     Servicer Remittance Date: The day in each calendar month on which the Servicer is required to remit payments to the Trustee for deposit into the Payment Account, which will be the Business Day prior to the Distribution Date, commencing in July 2005.

     Servicing Advance: All customary, reasonable and necessary “out of pocket” costs and expenses (including reasonable attorneys’ fees and disbursements) other than Monthly Advances incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or judicial proceedings, including foreclosures, (c) the management and liquidation of any REO Property and (d) compliance with the obligations under Section 4.9.

     Servicing Fee: With respect to each Mortgage Loan (including any REO Property), the amount of the annual fee due to the Servicer, which shall, for a period of one full month, be equal to one-twelfth of the Servicing Fee Rate multiplied by the Scheduled Principal Balance of such Mortgage Loan as of the Due Date in the prior calendar month. In the event of any payment of interest which accompanies a Principal Prepayment in full by the Mortgagor during such calendar month, an amount equal to interest for the number of days covered by such payment of interest at the Servicing Fee Rate. Such fee shall be payable monthly, computed on the basis of the same Scheduled Principal Balance and for the period respecting which any related interest payment on a Mortgage Loan is computed. The Servicing Fee is limited to and payable solely from the interest portion (including recoveries with respect to interest from Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds to the extent permitted by Section 4.6) of such Scheduled Monthly Payment collected by the Servicer, or as otherwise provided under Section 4.6. Notwithstanding the foregoing, with respect to the payment of the Servicing Fee for any month, the aggregate Servicing Fee shall be reduced (but not below 1/2 of the amount otherwise payable) by an amount equal to the Compensating Interest Payment for the related Prepayment Period.

     Servicing Fee Rate: With respect to each Mortgage Loan, the per annum rate equal to 0.50%.

     Servicing File: With respect to each Mortgage Loan, the file retained by the Servicer consisting of originals of all documents in the Mortgage File which are not delivered to the Trustee and copies of the Mortgage Loan Documents the originals of which are delivered to the Trustee.

     Servicing Officer: Any officer of a Servicer involved in or responsible for the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Servicer on the Closing Date to the Trustee upon request, as such list may from time to time be amended.

     Servicing Rights Pledgee: One or more lenders, selected by the Servicer, to which the Servicer may pledge and assign all of its right, title and interest in, to and under this Agreement, including JPMorgan Chase Bank, National Association, as the representative of certain lenders.

     Servicing Transfer Date: The date on which the servicing of the Mortgage Loans is transferred from the Interim Servicer to the Servicer, which is expected to occur on or before September 1, 2005.

     Startup Day: As defined in the Preliminary Statement.

     Stepdown Date: The earlier to occur of (a) the Distribution Date on which the aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero, and (b) the later to occur of (i) the Distribution Date in July 2008 and (ii) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to 52.40%.

     Subsequent Mortgage Loans: Each of the Mortgage Loans acquired with amounts in the Pre-Funding Account conveyed to the Trust Fund that is listed on a schedule attached to a Subsequent Transfer Agreement.

     Subsequent Mortgage Loan Schedule: The schedule to be annexed to the Mortgage Loan Schedule on each Subsequent Sale Date identifying the relevant Subsequent Mortgage Loans subject to this Agreement.

     Subsequent Recovery: Any amount (net of reimbursable expenses) received on a Mortgage Loan subsequent to such Mortgage Loan being determined to be a Liquidated Mortgage Loan that resulted in a Realized Loss in a prior month. If Subsequent Recoveries are received, they will be included as part of the Principal Proceeds for the Distribution Date following the calendar month in which they are received and distributed in accordance with the priorities described herein. In addition, after giving effect to all distributions on a Distribution Date, the unpaid Applied Loss Amount for the Class M Certificates then outstanding with the highest distribution priority will be decreased by the amount of such Subsequent Recoveries until reduced to zero (with any remaining Subsequent Recoveries applied to reduce the Applied Loss Amount of the class with the next highest distribution priority), and the Certificate Principal Balance of such Class or Classes of Class M Certificates will be increased by the same amount.

     Subsequent Sale Date: The date of each Subsequent Transfer Agreement.

     Subsequent Transfer Agreement: A Subsequent Transfer Agreement entered into between a Seller, the Depositor, the Trustee and the Servicer substantially in the form attached as Exhibit S.

     Substituting Party: As defined in Section 3.6(d).

     Substitution Adjustment Amount: As defined in Section 3.6(f).

     Target Overcollateralization Amount: For any Distribution Date prior to the Stepdown Date, 2.30% of the sum of (a) the aggregate Scheduled Principal Balance of the Closing Date Mortgage Loans as of the Cut-off Date and (b) the Pre-Funded Amount as of the Closing Date.

     For any Distribution Date on or after the Stepdown Date, the lesser of (a) 2.30% of the sum of (i) the aggregate Scheduled Principal Balance of the Closing Date Mortgage Loans as of the Cut-off Date and (ii) the Pre-Funded Amount as of the Closing Date, and (b) 4.60% of the sum of (i) the aggregate Scheduled Principal Balance of the Mortgage Loans and (ii) the Pre-Funded Amount, each as of the last day of the related Due Period, subject to a floor equal to 0.50% of the sum of (i) the aggregate Scheduled Principal Balance of the Closing Date Mortgage Loans as of the Cut-off Date and (ii) the Pre-Funded Amount as of the Closing Date; provided, however, if a Trigger Event has occurred and is continuing on a Distribution Date, the Target Overcollateralization Amount will be the same as the Target Overcollateralization Amount on the preceding Distribution Date. The Target Overcollateralization Amount will be zero when the Certificate Principal Balance of each of the Offered Certificates and the Class M-8, M-9, M-10 and M-11 Certificates is reduced to zero.

     Tax Matters Person: The person designated as “tax matters person” in the manner provided under Treasury regulation § 1.860F-4(d) and temporary Treasury regulation § 301.6231(a)(7)1T. Initially, the Tax Matters Person for REMICs I through III shall be the Holder of the Class R Certificates, and the Tax Matters Person for REMICs IV through XVI shall be the Holder of the Class RX Certificates. The Trustee should be appointed as agent of each such Tax Matters Person pursuant to Section 13.1(k) herein unless otherwise designated.

     Termination Price: As defined in Section 12.1.

     Transferor Certificate: As defined in Section 9.2(b).

     Transferor Prepayment Premium Payment Amount: As defined in Section 6.3(a).

     Trigger Event: An event that is in effect on any Distribution Date on or after the Stepdown Date, if either (a) the Average Sixty-Day Delinquency Ratio equals or exceeds 30.50% of the Senior Enhancement Percentage on such Distribution Date or (b) Cumulative Realized Losses as a percentage of the sum of (i) the aggregate Scheduled Principal Balance of the Closing Date Mortgage Loans as of the Cut-off Date and (ii) the Pre-Funded Amount as of the Closing Date, exceeds the applicable percentages set forth in the table below with respect to such Distribution Date:

Distribution Date Occurring In	Percentage
July 2007-June 2008	2.00% for the first month plus an additional 1/12th of 2.00% for each month thereafter

July 2008-June 2009	4.00% for the first month plus an additional 1/12th of 1.50% for each month thereafter

July 2009-June 2010	5.50% for the first month plus an additional 1/12th of 1.00% for each month thereafter

July 2010-June 2011	6.50% for the first month plus an additional 1/12th of 0.75% for each month thereafter

July 2011 and thereafter	7.25%

     Trust: First NLC Trust 2005-2.

     Trust Fund: As defined in Section 2.2.

     Trustee: JPMorgan Chase Bank, National Association and, if a successor trustee is appointed hereunder, such successor.

     Trustee Fee: As to any Distribution Date, an amount equal to (a) one-twelfth of the Trustee Fee Rate multiplied by (b) the Scheduled Principal Balance of the Mortgage Loans and the Pre-Funded Amount as of the Due Date in the prior calendar month, subject to a minimum of $750 per calendar month.

     Trustee Fee Rate: 0.0075% per annum.

     Trust REMIC: Each REMIC created under the terms of this Agreement.

     UCC: The Uniform Commercial Code as enacted in the relevant jurisdiction.

     Uncertificated Interest: With respect to any REMIC Regular Interest for any Distribution Date, one month’s interest at the REMIC Remittance Rate applicable to such

REMIC Regular Interest for such Distribution Date, accrued on the Uncertificated Principal thereof immediately prior to such Distribution Date. Uncertificated Interest in respect of any Uncertificated REMIC I Interest, Uncertificated REMIC II Interest and the Class C Interest shall accrue on the basis of a 360-day year consisting of twelve 30-day months. The Uncertificated REMIC III Regular Interests shall accrue interest as described in the definition of Interest Accrual Period. Uncertificated Interest with respect to each Distribution Date, as to any REMIC Regular Interest, shall be reduced by an amount equal to the sum of (a) the aggregate Prepayment Interest Shortfall, if any, for such Distribution Date to the extent not otherwise covered and (b) the aggregate amount of any Relief Act Interest Shortfall, if any, allocated, in each case, to such REMIC Regular Interest. In addition, Uncertificated Interest with respect to each Distribution Date, as to any REMIC Regular Interest shall be reduced by Realized Losses, if any, allocated to such REMIC Regular Interest.

     Uncertificated Principal Balance: With respect to the Class C Interest an amount equal to the excess, if any, of (A) the then aggregate Uncertificated Principal Balance of the Uncertificated REMIC II Regular Interests over (B) the then aggregate Certificate Principal Balance of the Class A Certificates, the Class M Certificates and the Class P Certificates then outstanding.

     With respect to each other REMIC Regular Interest, the amount of any REMIC Regular Interest outstanding as of any date of determination. As of the Closing Date, the Uncertificated Principal Balance of each REMIC Regular Interest shall equal the amount set forth in the Preliminary Statement hereto as its initial Uncertificated Principal Balance. On each Distribution Date, the Uncertificated Principal Balance of each REMIC Regular Interest shall be reduced by all distributions of principal made on such REMIC Regular Interest on such Distribution Date and, if and to the extent necessary and appropriate, shall be further reduced on such Distribution Date by Realized Losses. The Uncertificated Principal Balance of REMIC II Regular Interest LT2ZZ shall be increased by interest deferrals as provided in Section 8.3. The Uncertificated Principal Balance of each REMIC Regular Interest shall never be less than zero.

     Uncertificated REMIC I Pass-Through Rates: As of any Distribution Date, the weighted average of the Adjusted Net Mortgage Rates of the Mortgage Loans, weighted on the basis of the Uncertificated Principal Balance of such Uncertificated REMIC I Regular Interests for each such Distribution Date.

     Uncertificated REMIC I Regular Interests: REMIC I Regular Interest LT1PF, REMIC I Regular Interest LT1ML and REMIC I Regular Interest LT1P. Each such interest represents the beneficial ownership interests in REMIC I as a Regular Interest in REMIC I. Each Uncertificated REMIC I Regular Interest shall accrue interest at the related Uncertificated REMIC I Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto. The designations for the respective REMIC I Regular Interests are set forth in the Preliminary Statement hereto.

     Uncertificated REMIC II Pass-Through Rates: The weighted average of the REMIC I Pass-Through Rates for such Uncertificated REMIC I Regular Interests, weighted on the basis of the Uncertificated Principal Balance of such Uncertificated REMIC I Regular Interests for each such Distribution Date.

     Uncertificated REMIC II Regular Interests: Uncertificated REMIC II Regular Interest LT2AA, Uncertificated REMIC II Regular Interest LT2AV1, Uncertificated REMIC II Regular Interest LT2AV2, Uncertificated REMIC II Regular Interest LT2AV3, Uncertificated REMIC II Regular Interest LT2M1, Uncertificated REMIC II Regular Interest LT2M2, Uncertificated REMIC II Regular Interest LT2M3, Uncertificated REMIC II Regular Interest LT2M4, Uncertificated REMIC II Regular Interest LT2M5, Uncertificated REMIC II Regular Interest LT2M6, Uncertificated REMIC II Regular Interest LT2M7, Uncertificated REMIC II Regular Interest LT2M8, Uncertificated REMIC II Regular Interest LT2M9, Uncertificated REMIC II Regular Interest LT2M10, Uncertificated REMIC II Regular Interest LT2M11, Uncertificated REMIC II Regular Interest LT2ZZ and Uncertificated REMIC II Regular Interest LT2P. Each such interest represents the beneficial ownership interests in REMIC II as a Regular Interest in REMIC II. Each REMIC II Regular Interest shall accrue interest at the related Uncertificated REMIC II Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

     Uncertificated REMIC III Regular Interests: The Class C Interest, Class M-1 Interest, Class M-2 Interest, Class M-3 Interest, Class M-4 Interest, Class M-5 Interest, Class M-6 Interest, Class M-7 Interest, Class M-8 Interest, Class M-9 Interest, Class M-10 Interest, Class M-11 Interest and Class P Interest. Each such interest represents the beneficial ownership interests in REMIC III as a Regular Interest in REMIC III. Each REMIC III Regular Interest shall accrue interest at its related Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

     Underwriters: The Lead Underwriter and the Co-Underwriter.

     Underwriter’s Exemption: Prohibited Transaction Exemption (“PTE”) 90-24 (May 11, 1990), as most recently amended by PTE 97-34 at 62 Fed. Reg. 39021 (July 21, 1997), PTE 2000-58 at 65 Fed. Reg. 67765 (November 13, 2000) and PTE 2002-41 at 67 Fed. Reg. 54487 (August 22, 2002), or any substantially similar administrative exemption granted by the U.S. Department of Labor.

     Underwriting Agreement: The Underwriting Agreement, dated June 27, 2005, between the Depositor and the Underwriters.

     Underwriting Guidelines: Those underwriting guidelines employed by the Originator in originating the Mortgage Loans.

     U.S. Person: (a) A citizen or resident of the United States, (b) a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation for federal income tax purposes (c) a partnership

(unless Treasury regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a partnership for federal income tax purposes, none of the interests in which are owned, directly or indirectly through one or more intermediate entities, by a person that is not a U.S. Person within the meaning this paragraph, (d) an estate the income of which is includible in gross income for United States federal income tax purposes, regardless of its source, (e) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more United States fiduciaries have the authority to control all substantial decisions of the trust (or to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 that are eligible to be treated as United States persons).

     Voting Interests: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, the Voting Interests shall be allocated among Holders of the Certificates in proportion to the Certificate Principal Balance of their respective Certificates on such date.

     SECTION 1.2 Calculations With Respect to the Mortgage Loans.

     Payments and distributions to be made by the Trustee shall be based on information provided by the Servicer. The Trustee shall not be required to recompute, verify or recalculate the information supplied to it by the Servicer.

     SECTION 1.3 Calculations With Respect to Accrued Interest.

     Accrued interest, if any, on any Certificate shall be calculated based upon a 360-day year and the actual number of days in each Interest Accrual Period.

     SECTION 1.4 Rules of Construction.

     Unless the context otherwise clearly requires:

     (a) the definitions of terms herein shall apply equally to the singular and plural forms of the terms defined;

     (b) whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms;

     (c) the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation;”

     (d) the word “will” shall be construed to have the same meaning and effect as the word “shall;”

     (e) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein);

     (f) any reference herein to any Person, or to any Person in a specified capacity, shall be construed to include such Person’s permitted successors and assigns or such Person’s permitted successors in such capacity, as the case may be; and

     (g) all references in this instrument to designated “Sections,” “clauses” and other subdivisions are to the designated Sections, clauses and other subdivisions of this instrument as originally executed, and the words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section, clause or other subdivision.

ARTICLE II

CONVEYANCE OF MORTGAGE LOANS; CREATION AND DECLARATION OF
TRUST FUND

     SECTION 2.1 Conveyance of Mortgage Loans to the Depositor

     (a) On the Closing Date, in exchange for good and valuable consideration, the receipt and sufficiency of which the Sellers hereby acknowledge, each Seller does hereby sell, transfer, assign, or set over, deposit with and otherwise convey to the Depositor and the Depositor does hereby purchase, without recourse (except as provided herein), on a servicing-released basis, all right, title and interest of such Seller in and to

     (i) the Closing Date Mortgage Loans indicated as being sold by such Seller in the Closing Date Mortgage Loan Schedule, having an aggregate Cut-off Date Balance as set forth in such Mortgage Loan Schedule;

     (ii) all payments on the Closing Date Mortgage Loans as provided in Section 2.1(b);

     (iii) the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files;

     (iv) any and all general intangibles consisting of, arising from or relating to any of the foregoing;

     (v) the property that secures the Closing Date Mortgage Loans, including the Mortgaged Properties, that has been acquired by foreclosure, deed-in-lieu of foreclosure or otherwise; and

     (vi) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property.

     The Depositor will pay to the Sellers the proceeds from the transfer of the Class C Certificates and the Class P Certificates on or before the close of business on the Business Day following the Closing Date or, if such proceeds are not paid by the required date, will immediately deliver the Class C Certificate and the Class P Certificates to the Sellers.

     (b) The Depositor, subject to Section 2.2, shall be entitled to:

     (i) all scheduled principal on the Closing Date Mortgage Loans due after their respective Cut-off Dates;

     (ii) all collections of principal on the Closing Date Mortgage Loans received after their respective Cut-off Dates (other than principal due on or before their respective Cut-off Date and collected after the Cut-off Dates);

     (iii) all collections of interest on the Closing Date Mortgage Loans (other than pre-paid interest paid at each Mortgage Loan closing with respect to Closing Date Mortgage Loans originated after June 1, 2005) at the Mortgage Loan Remittance Rate (minus that portion of any such payment which is allocable to the period prior to the Cut-off Date); and

     (iv) all Prepayment Premiums.

Scheduled Monthly Payments paid prior to the Closing Date with respect to a Due Date after the Cut-off Date shall not be applied to the principal balance as of the Cut-off Date, but shall be the property of the Depositor. The applicable Seller shall remit to the Servicer for deposit any such prepaid amounts into the Custodial Account for the benefit of the Depositor.

     (c) Upon the sale of the Mortgage Loans, the ownership of each Mortgage Note, the related Mortgage and the related Mortgage File shall vest immediately in the Depositor, and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the applicable Seller shall vest immediately in the Depositor and shall be retained and maintained by such Seller, in trust, at the will of the Depositor and only in such custodial capacity.

     (d) On or prior to the Closing Date, each Seller shall deliver the Mortgage Loan Schedule, the Mortgage Files and Mortgage Loan Documents relating to the Closing Date Mortgage Loans to be transferred on the related Closing Date to the Trustee and the Servicer, as applicable.

     SECTION 2.2 Creation and Declaration of Trust Fund.

     (a) On the Closing Date, in exchange for good and valuable consideration, the receipt and sufficiency of which the Depositor hereby acknowledges, the Depositor does hereby sell, transfer, assign, or set over, deposit with and otherwise convey to the Trustee on behalf of the Certificateholders, and the Trustee on behalf of the Certificateholders does hereby purchase, without recourse (except as provided herein), on a servicing-released basis, all right, title and interest of the Depositor in and to the Trust Fund. Such conveyance includes (collectively, the “Trust Fund”), without limitation:

     (i) the Closing Date Mortgage Loans and related assets as provided in Section 2.1(a);

     (ii) the Accounts, and all amounts deposited therein pursuant to the applicable provisions of this Agreement; and

     (iii) the rights of the Trust under the Cap Agreement.

and the Trustee declares that, subject to the review provided for in Section 2.5, it has received and shall hold the Trust Fund, as trustee, in trust, for the benefit and use of the Certificateholders and for the purposes and subject to the terms and conditions set forth in this Agreement, and, concurrently with such receipt, has caused to be executed, authenticated and delivered to or upon the order of the Depositor, in exchange for the Trust Fund, Certificates in the authorized denominations evidencing the entire ownership of the Trust Fund.

     (b) In connection with such transfer and assignment of the Mortgage Loans, the Depositor does hereby (and upon the transfer and assignment of any Subsequent Mortgage Loans, shall) deliver to, and deposit with, or cause to be delivered to and deposited with the Trustee for the benefit of the Certificateholders, the Mortgage File with respect to each Mortgage Loan, and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Depositor shall vest immediately in the Trustee for the benefit of the Certificateholders and shall be retained and maintained by the Depositor, in trust, at the will of the Trustee for the benefit of the Certificateholders and only in such custodial capacity.

     SECTION 2.3 Assignment of Mortgage Loans.

     (a) Each Seller shall cause an Assignment of Mortgage with respect to each Mortgage Loan (other than a MOM Loan) to be completed in the form and substance acceptable for recording in the relevant jurisdiction, such assignment shall either be in blank or be endorsed to “JPMorgan Chase Bank, National Association, as Trustee of the First NLC Trust 2005-2, Mortgage-Backed Certificates, Series 2005-2, without recourse,” within 30 days following the Closing Date. Any such recordation of an Assignment of Mortgage shall be effected at the expense of the applicable Seller.

     (b) In the event that the Servicer is required to record an Assignment of Mortgage, the related Seller shall pay all costs, fees and expenses in connection with such recordation.

     (c) In connection with the assignment of any Mortgage Loan registered on the MERS® System, the applicable Seller agrees that it will cause, within 30 Business Days after the Closing Date, the Originator to cause the MERS® System to indicate that such Mortgage Loans have been assigned by the applicable Seller to the Depositor which has assigned such Mortgage Loans to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files the code in the field that identifies the specific Trustee and the code in the field “Pool Field” that identifies the series of the Certificates for which such Mortgage Loans serve as collateral. The applicable Seller further agrees that it will not, and will not permit the Servicer to, and the Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any MOM Loan during the term of this Agreement unless and until such MOM Loan is repurchased in accordance with the terms of this Agreement.

     (d) In the event that any Assignment of Mortgage is not recorded or is improperly recorded, neither the Trustee nor the Servicer shall have any liability for any failure to receive or act on notices related to such Assignments of Mortgage.

     SECTION 2.4 Books and Records.

     (a) The contents of each Servicing File are and shall be held by the Servicer, as the case may be, in trust for the benefit of the Trustee on behalf of the Certificateholders. The Servicer shall take all necessary steps to ensure that the documents required to be included in the Servicing File are complete and shall maintain the Servicing File as required by this Agreement, Accepted Servicing Practices and applicable law. Possession of each Servicing File by the Servicer is at the will of the Trustee for the sole purpose of servicing the related Mortgage Loan and such retention and possession by the applicable Seller is in a custodial capacity only. The Servicer, as the case may be, shall release its custody of the contents of any Servicing File only in accordance with written instructions from the Trustee, unless such release is required as incidental to any Seller’s servicing of the Mortgage Loans or is in connection with the transfer of servicing or a repurchase of any Mortgage Loan.

     (b) All original documents relating to the Mortgage Loans that are not delivered to the Trustee, to the extent delivered to the Servicer, are and shall be held by the Servicer in trust for the benefit of the Trustee on behalf of the Certificateholders. In the event that any such original document is required pursuant to the terms of this Section to be a part of a Mortgage File, such document shall be delivered promptly to the Trustee.

     (c) Upon and after a conveyance of Mortgage Loans to the Trustee for the benefit of the Certificateholders, all proceeds arising out of the Mortgage Loans, including, but not limited to, all funds received on or in connection with the Mortgage Loans, shall be received and held by the Servicer, as the case may be, in trust for the benefit of the Trustee on behalf of the Certificateholders.

     (d) The applicable Seller and Depositor shall each be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be marked clearly to reflect the ownership of each Mortgage Loan by the Trustee for the benefit of the Certificateholders.

     (e) Nothing in this Agreement shall be construed to constitute an assumption by the Trust Fund, the Trustee, the Servicer or the Certificateholders of any unsatisfied duty, claim or other liability on any Mortgage Loan or to any Mortgagor.

     SECTION 2.5 Acceptance of Trust Fund; Review of Documentation.

     (a) The Trustee, by execution and delivery hereof, acknowledges receipt by it of the Mortgage Files pertaining to the Mortgage Loans delivered on or before the Closing Date.

     (b) On the Closing Date, the Trustee will execute and deliver to the Depositor and Servicer an Initial Certification with respect to the Mortgage Loans delivered on or before the Closing Date, as applicable. The Trustee shall not be under any duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, recordable or appropriate for the represented purpose or that they have actually been recorded in the real estate records or that they are other than what they purport to be on their face.

     (c) Within 90 days after the Closing Date, the Trustee will deliver a Final Certification with any applicable exceptions noted therein. The Trustee shall determine whether such documents are executed and endorsed, but shall be under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that the same are valid, binding, legally effective, properly endorsed, genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded or are in recordable form or that they are other than what they purport to be on their face. The Trustee shall not have any responsibility for verifying the genuineness or the legal effectiveness of or authority for any signatures of or on behalf of any party or endorser.

     (d) If in the course of the review described in paragraphs (b) and (c) above the Trustee discovers any document or documents constituting a part of a Mortgage File that is missing, does not appear regular on its face (i.e., is mutilated, damaged, defaced, torn or otherwise physically altered) or appears to be unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule, as applicable (each, a “Material Defect”), the Trustee shall identify the Mortgage Loan to which such Material Defect relates in the Final Certification delivered to the Depositor. Within 90 days of their receipt of such notice, the Originator shall be required to cure such Material Defect (and, in such event, the Originator shall provide the Trustee with an Officer’s Certificate confirming that such cure has been effected). If the Originator does not so cure such Material Defect, the Originators shall repurchase the related Mortgage Loan from the Trust Fund at the Repurchase Price. The Originator may, in lieu of repurchasing a Mortgage Loan pursuant to this Section 3.6, substitute for such Mortgage Loan a Qualified Substitute Mortgage Loan subject to the provisions of Section 2.5, provided that such substitution occurs within two years of the Closing Date. The failure of the Trustee to deliver the Final Certification shall not affect or relieve the Originator of its obligation to repurchase any Mortgage Loan pursuant to this Section 2.5 or any other Section of this Agreement requiring the repurchase of Mortgage Loans from the Trust Fund.

     (e) Nothing in this Agreement shall be construed to constitute an assumption by the Trust Fund, the Trustee, the Servicer or the Certificateholders of any unsatisfied duty, claim or other liability on any Mortgage Loan or to any Mortgagor.

     SECTION 2.6 Execution and Delivery of Certificates.

     The Trustee acknowledges the transfer and assignment to it of the Trust Fund and, concurrently with such transfer and assignment, has executed the Certificates in authorized denominations evidencing directly or indirectly the entire ownership of the Trust Fund, and, upon the written order of the Depositor, has authenticated the same Certificates. The Trustee agrees to hold the Trust Fund and exercise the rights referred to above for the benefit of all present and future Holders of the Certificates and to perform the duties set forth in this Agreement in accordance with the standard of care set forth herein.

     SECTION 2.7 Granting Clause.

     (a) It is intended that the conveyance of the Mortgage Loans by each Seller to the Depositor and by the Depositor to the Trustee for the benefit of the Certificateholders, as provided for in Sections 2.1 and 2.2, be construed as sales of the Mortgage Loans and other assets in the Trust Fund by the Sellers to the Depositor and by the Depositor to the Trustee for the benefit of the Certificateholders. Further, it is not intended that any such conveyances be deemed a pledge of the Mortgage Loans by a Seller to the Depositor to secure a debt or other obligation of the applicable Seller, or a pledge of the Mortgage Loans by the Depositor to the Trustee for the benefit of the Certificateholders to secure a debt or other obligation of the Depositor. However, in the event that the Mortgage Loans are held to be property of a Seller or the Depositor or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans and other assets in the Trust Fund, then it is intended that:

     (i) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the UCC;

     (ii) the conveyances provided for in Sections 2.1 and 2.2 shall be deemed a grant by each Seller to the Depositor, and by the Depositor to the Trustee for the benefit of the Certificateholders, as the case may be, of a security interest in all of the applicable Seller’s right and Depositor’s right, as applicable, (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof and (C) any and all general intangibles consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all Liquidation Proceeds, all Insurance Proceeds and all amounts from time to time held or invested in the Payment Account and the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Sellers to the Depositor and by the Depositor to the Trustee for the benefit of the Certificateholders of any security interest in any and all of the Sellers’ and Depositor’s right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A) through (C);

     (iii) the possession by the Trustee of Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be “possession by the secured party,” or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the UCC (including, without limitation, Section 9-313, 8-313 or 8-321 thereof); and

     (iv) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trust for the purpose of perfecting such security interest under applicable law.

     (b) Each Seller and the Depositor shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property of the Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the applicable Seller and the Depositor shall prepare and file any UCC financing statements that are necessary to perfect the Depositor’s and the Trustee’s security interest in or lien on the Mortgage Loans, as evidenced by an Officer’s Certificate of the applicable Seller and the Depositor, and furnish a copy of each such filed financing statement to the Trustee. The Depositor shall prepare and file, at the expense of the Trust Fund, all filings necessary to maintain the effectiveness of any original filings necessary under the relevant UCC to perfect the Trustee’s security interest in or lien on the Mortgage Loans for the benefit of the Certificateholders, including without limitation (i) continuation statements, and (ii) to the extent that a Responsible Officer of the Depositor has received written notice of such change or transfer, such other statements as may be occasioned by (A) any change of name of a Seller, the Depositor or the Trustee, (B) any change of location of the place of business or the chief executive office of a Seller or the Depositor, (C) any change in the jurisdiction of formation of a Seller or the Depositor, or (D) any transfer of any interest of a Seller or the Depositor in any Mortgage Loan.

     (c) Neither a Seller nor the Depositor shall organize under the law of any jurisdiction other than the State under which each is organized as of the Closing Date (whether changing its jurisdiction of organization or organizing under an additional jurisdiction) without giving 30 days prior written notice of such action to the Servicer and the Trustee. Before effecting such change, each of a Seller or the Depositor proposing to change its jurisdiction of organization shall prepare and file in the appropriate filing office any financing statements or other statements necessary to continue the perfection of the interests of its transferees, including the Trustee for the benefit of the Certificateholders, in the Mortgage Loans.

     (d) Neither any Seller nor the Depositor shall take any action inconsistent with the sale by such Seller or the Depositor of its right, title and interest in and to the Mortgage Loans or Trust Fund and shall indicate or shall cause to be indicated in its records and records held on its behalf that ownership of each Mortgage Loan and the other property of the Trust Fund is held by the Trustee for the benefit of the Certificateholders. In addition, each Seller and the Depositor shall respond to any inquiries from third parties with respect to ownership of a Mortgage Loan or any other property of the Trust Fund by stating that it is not the owner of such Mortgage Loan and that ownership of such Mortgage Loan or other property of the Trust Fund is held by the Trustee for the benefit of the Certificateholders.

     SECTION 2.8 Delivery of Subsequent Mortgage Loans.

     (a) Subject to the satisfaction of the conditions set forth in paragraph (b) below and pursuant to the terms of each Subsequent Transfer Agreement, in consideration of the Trustee’s delivery on the related Subsequent Sale Date to or upon the order of the Depositor of the purchase price therefor solely from the Pre-Funded Amount, on any Subsequent Sale Date, the Depositor shall sell, transfer, assign, set over and otherwise convey without recourse to the Trustee for the benefit of the Certificateholders, all right, title and interest of the Depositor in and to each Subsequent Mortgage Loan transferred pursuant to such Subsequent Transfer Agreement, including:

     (i) the related Scheduled Principal Balance as of the Subsequent Cut-Off Date after giving effect to payments of principal due on or before the Subsequent Cut-Off Date;

     (ii) all collections of principal on the Subsequent Mortgage Loan received after the Subsequent Cut-off Date (other than principal due on or before the Subsequent Cut-off Date and collected after the Subsequent Cut-off Date);

     (iii) all collections of interest on the Subsequent Mortgage Loans at the Mortgage Loan Remittance Rate (minus that portion of any such payment which is allocable to the period prior to the Subsequent Cut-off Date);

     (iv) all Prepayment Premiums with respect to such Subsequent Mortgage Loan;

     (v) the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files with respect to such Subsequent Mortgage Loan;

     (vi) any and all general intangibles consisting of, arising from or relating to any of the foregoing;

     (vii) the property that secured such Subsequent Mortgage Loan, including the Mortgaged Properties and any Additional Collateral, and has been acquired by foreclosure, deed-in-lieu of foreclosure or otherwise;

     (viii) the Capitalized Interest Account, and all amounts deposited therein pursuant to the applicable provisions of this Agreement; and

     (ix) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all Liquidation Proceeds and all Insurance Proceeds.

     The transfer by the Seller to the Depositor and by the Depositor to the Trustee for the benefit of the Certificateholders of the Subsequent Mortgage Loans set forth on the Subsequent Mortgage Loan Schedule shall be absolute and shall be intended by the applicable Seller, the Depositor and all parties hereto, other than for federal income tax purposes, to be treated as a sale by the applicable Seller to the Depositor and by the Depositor to the Trustee for the benefit of the Certificateholders.

     If the assignment and transfer of the Mortgage Loans and the other property specified in this Section 2.8(a) from the applicable Seller to the Depositor and from the Depositor to the Trustee for the benefit of the Certificateholders pursuant to the Subsequent Transfer Agreement and this Agreement is held or deemed not to be a sale or is held or deemed to be a pledge of security for a loan, the applicable Seller and the Depositor intend that the rights and obligations of the parties shall be established pursuant to the terms of the Subsequent Transfer Agreement and this Agreement and that, in such event, (i) the applicable Seller and the Depositor shall be deemed to have granted and does hereby grant to the Depositor and the Trustee for the benefit of the Certificateholders, respectively, as of such Subsequent Sale Date a first priority security interest in the entire right, title and interest of the applicable Seller and the Depositor in and to the Subsequent Mortgage Loans and all other property conveyed to the Trustee for the benefit of the Certificateholders pursuant to this Section 2.8(a) and all proceeds thereof and (ii) this Agreement and the Subsequent Transfer Agreement each shall constitute a security agreement under applicable law. The purchase price shall be 100% of the Scheduled Principal Balance of the Subsequent Mortgage Loans as of the Subsequent Cut-Off Date. On or before each Subsequent Sale Date, the Depositor shall deliver to, and deposit with the Trustee for the benefit of the Certificateholders the related documents with respect to each Subsequent Mortgage Loan transferred on such Subsequent Sale Date, and the related Subsequent Mortgage Loan Schedule in computer readable format with respect to such Subsequent Mortgage Loans.

     (b) The Depositor shall transfer and deliver to the Trustee for the benefit of the Certificateholders the Subsequent Mortgage Loans and the other property and rights related thereto described in paragraph (a) of this Section 2.8 only upon the satisfaction of each of the following conditions on or prior to the applicable Subsequent Sale Date:

     (i) The Originator or the applicable Seller shall have provided the Servicer, the Trustee, the Depositor and the Rating Agencies with an Addition Notice, which notice shall be given not less than two Business Days prior to the applicable Subsequent Sale Date (or on or before the Subsequent Sale Date if such Subsequent Sale Date is within two Business Days of the Closing Date) and shall designate the Subsequent Mortgage Loans to be sold to the Trustee for the benefit of the Certificateholders and the aggregate Scheduled Principal Balance of such Mortgage Loans and the Rating Agencies shall have informed the Seller, the Depositor, the Trustee and the Servicer prior to the applicable Subsequent Sale Date that the inclusion of such Subsequent Mortgage Loans will not result in the downgrade, withdrawal or qualification of the ratings assigned to the Certificates;

     (ii) The Originator or the applicable Seller shall have delivered to the Trustee, the Depositor and the Servicer a duly executed Subsequent Transfer Agreement in substantially the form of Exhibit S;

     (iii) The Originator or the applicable Seller shall have delivered to the Trustee for deposit in the Payment Account all principal collected and interest collected to the extent accrued and due after the Subsequent Cut-off Date;

     (iv) As of each Subsequent Sale Date, the Originator or the applicable Seller was not insolvent, the Originator or the applicable Seller will not be made insolvent by such transfer and the Originator or the applicable Seller is not aware of any pending insolvency;

     (v) Such addition will not result in a material adverse tax consequence to any Certificateholder;

     (vi) The Pre-Funding Period shall not have terminated;

     (vii) The Originator or the applicable Seller shall have provided the Trustee, the Depositor and the Rating Agencies with an Opinion of Counsel relating to the sale of the Subsequent Mortgage Loans from the applicable Seller to the Depositor and from the Depositor to the Trust and the enforceability of the Subsequent Transfer Agreement with respect to the applicable Seller, which matters may be covered in the opinions delivered on the Closing Date;

     (viii) The Depositor shall have provided the Trustee, the Depositor and the Rating Agencies with an Opinion of Counsel to the effect that the transfer of such Subsequent Mortgage Loans will not adversely affect the tax status of the Certificates;

     (ix) The aggregate Scheduled Principal Balance of Subsequent Mortgage Loans does not exceed the amount on deposit in the Pre-Funding Account as of the Closing Date;

     (x) The Originator and the Depositor shall have provided to the Trustee an Officer’s Certificate indicating that the conditions specified in Schedule VI hereto shall be met; and

     (xi) On the last Subsequent Sale Date, the Trustee shall have received an accountant’s letter confirming that the characteristics of the Mortgage Loans (including the Subsequent Mortgage Loans), satisfy the parameters set forth in Schedule VI hereto.

     (c) Each party hereto shall comply with its respective obligations set forth in Sections 2.1, 2.2, 2.5 and 3.6 respect to the Subsequent Mortgage Loans delivered on each Subsequent Sale Date. References in such Sections to the Mortgage Loans shall be deemed to refer to the

Subsequent Mortgage Loans and references to the Cut-Off Date or the Closing Date, as applicable, shall be deemed to refer to the applicable related Subsequent Cut-Off Date or Subsequent Sale Date, respectively, except that representations made with specific reference to the Closing Date Mortgage Loans delivered on the Closing Date shall remain unchanged.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

     SECTION 3.1 Representations and Warranties of each Seller.

     Each Seller hereby represents and warrants to the other parties hereto as of the Closing Date that:

     (a) Each Seller has been duly organized and is validly existing as a limited liability company in good standing under the laws of Delaware or, if applicable, Florida, with full power and authority to own its assets and conduct its business as presently being conducted.

     (b) Each Seller has the full power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by such Seller and the consummation of the transactions contemplated hereby have been duly and validly authorized.

     (c) This Agreement constitutes a legal, valid and binding obligation of such Seller, enforceable against such Seller in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors’ rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

     (d) None of the execution and delivery of this Agreement, the sale of the Mortgage Loans by such Seller, the transactions contemplated hereby, or the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with or result in a breach of any of the terms, Certificate of Formation or operating agreements or any legal restriction or any agreement or instrument to which such Seller is now a party or by which it is bound, or constitute a default or result in the violation of any law, rule, regulation, order, judgment or decree to which such Seller or its property is subject, or impair the ability of the Trust to realize on the Mortgage Loans, or impair the value of the Mortgage Loans.

     (e) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by a Seller of or compliance by such Seller with this Agreement or the sale of the Mortgage Loans as evidenced by the consummation of the transactions contemplated by this Agreement, or if required, such consent, approval, authorization or order has been obtained prior to the related Closing Date.

     (f) There is no action, suit, proceeding or investigation pending or to its knowledge threatened, against such Seller which, either individually or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of such Seller, or in any material impairment of the right or ability of each Seller to carry on its business substantially as now conducted, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or contemplated herein, or which would be likely to impair materially the ability of each Seller to perform under the terms of this Agreement.

     (g) The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by such Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

     (h) Such Seller is solvent and the sale of the Mortgage Loans will not cause such Seller to become insolvent. The sale of the Mortgage Loans is not undertaken to hinder, delay or defraud any of such Seller’s creditors.

     (i) The consideration received by such Seller upon the sale of the Mortgage Loans under this Agreement constitutes fair consideration and reasonably equivalent value for the Mortgage Loans.

     (j) The Mortgage Loans have been selected on such Closing Date from among the outstanding fixed and adjustable rate one- to four-family mortgage loans in such Seller’s portfolio at such Closing Date as to which the representations and warranties set forth in Schedule V could be made and such selection will not be made in a manner so as to affect adversely the interests of the Trust.

     (k) None of this Agreement, the information set forth in the Mortgage Loan Schedule attached hereto and the information contained in the related electronic data file delivered to the Trustee by such Seller, nor any statement, report or other document furnished or to be furnished by or on behalf of such Seller pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained therein not misleading.

     (l) Such Seller has determined that the disposition of the Mortgage Loans from Seller to Depositor pursuant to this Agreement will be afforded sale treatment for accounting purposes, all on a non-consolidated basis.

     (m) Such Seller has not dealt with any broker, investment banker, agent or other Person that may be entitled to any commission or compensation in the connection with the sale of the Mortgage Loans.

     (n) The information about such Seller under the heading “The Trust—Assignment of Mortgage Loans” in the Prospectus relating to the Sellers does not include an untrue statement of a material fact and does not omit to state a material fact, with respect to the statements made, necessary in order to make the statements in light of the circumstances under which they were made not misleading.

     SECTION 3.2 Representations and Warranties of the Originator.

     The Originator hereby represents and warrants to the other parties hereto as of the Closing Date that:

     (a) The Originator has been duly organized and is validly existing as a limited liability company in good standing under the laws of Florida, with full power and authority to own its assets and conduct its business as presently being conducted.

     (b) The Originator has the full power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Originator and the consummation of the transactions contemplated hereby have been duly and validly authorized.

     (c) This Agreement constitutes a legal, valid and binding obligation of the Originator, enforceable against the Originator in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors’ rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

     (d) None of the execution and delivery of this Agreement, the transactions contemplated hereby, or the fulfillment of, or compliance with the terms and conditions of this Agreement will conflict with or result in a breach of any of the terms, certificate of formation, operating agreement or any legal restriction or any agreement or instrument to which the Originator is now a party or by which it is bound, or constitute a default or result in the violation of any law, rule, regulation, order, judgment or decree to which Originator or its property is subject, or impair the ability of the Trust to realize on the Mortgage Loans, or impair the value of the Mortgage Loans.

     (e) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Originator of or compliance by the Originator with this Agreement, or if required, such consent, approval, authorization or order has been obtained prior to the related Closing Date.

     (f) There is no action, suit, proceeding or investigation pending or to its knowledge threatened against the Originator which, either individually or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Originator, or in any material impairment of the right or ability of the Originator to carry on its business substantially as now conducted, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be contemplated herein, or which would be likely to impair materially the ability of the Originator to perform under the terms of this Agreement.

     (g) The information about the Originator under the heading “The Originator” in the Prospectus relating to the Originator does not include an untrue statement of a material fact and does not omit to state a material fact, with respect to the statements made, necessary in order to make the statements in light of the circumstances under which they were made not misleading.

     (h) All financial statements provided by the Originator fairly present the pertinent results of operations and changes in financial position for each of such periods and the financial position at the end of each such period of the Originator and its subsidiaries and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved.

     (i) There has been no material adverse change in the business, operations, financial condition or assets of the Originator since the date of the Originator’s most recent financial statements.

     SECTION 3.3 Representations and Warranties of the Depositor.

     The Depositor hereby represents and warrants to the other parties hereto as of the Closing Date that:

     (a) The Depositor has been duly organized and is validly existing as a corporation in good standing under the laws of Delaware, with full power and authority to own its assets and conduct its business as presently being conducted.

     (b) The Depositor has the full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Depositor and the consummation of the transactions contemplated hereby have been duly and validly authorized.

     (c) This Agreement constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors’ rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

     (d) None of the execution and delivery of this Agreement, the transactions contemplated hereby or the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with or result in a breach of any of the terms, Certificate of Formation or bylaws or any legal restriction or any agreement or instrument to which the Depositor is now a party or by which it is bound, or constitute a default or result in the violation of any law, rule, regulation, order, judgment or decree to which Depositor or its property is subject, or impair the ability of the Trust to realize on the Mortgage Loans, or impair the value of the Mortgage Loans.

     (e) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Depositor of or compliance by the Depositor with this Agreement, or if required, such consent, approval, authorization or order has been obtained prior to the related Closing Date.

     (f) There is no action, suit, proceeding or investigation pending or to its knowledge threatened against the Depositor which, either individually or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Depositor, or in any material impairment of the right or ability of the Depositor to carry on its business substantially as now conducted, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be contemplated herein, or which would be likely to impair materially the ability of the Depositor to perform under the terms of this Agreement.

     (g) Immediately prior to the transfer by the Depositor to the Trustee of each Mortgage Loan, the Depositor had good and equitable title to each Mortgage Loan (insofar as such title was conveyed to it by the Sellers) subject to no prior lien, claim, participation interest, mortgage, security interest, pledge, charge or other encumbrance or other interest of any nature.

     (h) As of the Closing Date, the Depositor has transferred all right, title and interest in the Mortgage Loans to the Trust.

     (i) The Depositor has not transferred the Mortgage Loans to the Trust Fund with any intent to hinder, delay or defraud any of its creditors.

     (j) The consideration received by the Depositor upon the sale of the Mortgage Loans under this Agreement constitutes fair consideration and reasonably equivalent value for the Mortgage Loans.

     SECTION 3.4 [Reserved].

     SECTION 3.5 Representations and Warranties of the Servicer.

     The Servicer hereby represents and warrants to the other parties hereto as of the Closing Date that:

     (a) The Servicer has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its organization, with full power and authority to conduct its business as presently being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer, and in any event the Servicer is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan and the servicing of such Mortgage Loan in accordance with the terms of this Agreement.

     (b) The Servicer has the full power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized.

     (c) This Agreement constitutes a legal, valid and binding obligation of the Servicer, enforceable against the Servicer in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors’ rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

     (d) None of the execution and delivery of this Agreement, the transactions contemplated hereby, or the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with or result in a breach of any of the terms, articles of incorporation or by-laws or any legal restriction or any agreement or instrument to which the Servicer is now a party or by which it is bound, or constitute a default or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject, or impair the ability of the Trust to realize on the Mortgage Loans, or impair the value of the Mortgage Loans.

     (e) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement as evidenced by the consummation of the transactions contemplated by this Agreement, or if required, such consent, approval, authorization or order has been obtained prior to the related Closing Date.

     (f) There is no action, suit, proceeding or investigation pending or to its knowledge threatened against the Servicer which, either individually or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be contemplated herein, or which would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement.

     (g) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer, who is in the business of selling and servicing loans.

     (h) The Servicer is an approved servicer of conventional residential mortgage loans for Fannie Mae or Freddie Mac, with the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans. The Servicer is a HUD approved mortgagee pursuant to Section 203 of the National Housing Act and is in good standing to service mortgage loans for Fannie Mae or Freddie Mac, and no event has occurred, including but not limited to a change in insurance coverage, which would make the Servicer unable to comply with Fannie Mae or Freddie Mac eligibility requirements or which would require notification to either Fannie Mae or Freddie Mac.

     (i) The Servicer acknowledges and agrees that the Servicing Fee represents reasonable compensation for performing such services and that the entire Servicing Fee shall be treated by the Servicer, for accounting and tax purposes, as compensation for the servicing and administration of the Mortgage Loans pursuant to this Agreement.

     (j) The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every applicable covenant contained in this Agreement.

     (k) There has been no material adverse change in the business, operations, financial condition or assets of the Servicer since the date of the Servicer’s most recent financial statements.

     (l) The Servicer is a member of MERS in good standing, and will comply in all respects with rules and procedures of MERS in connection with servicing those Mortgage Loans registered with MERS.

     SECTION 3.6 Representations and Warranties in respect of the Mortgage Loans.

     (a) The Originator hereby makes with respect to the Closing Date Mortgage Loans, as of the Closing Date and, with respect to the Subsequent Mortgage Loans, as of the applicable Subsequent Sale Date, and with respect to the Qualified Substitute Mortgage Loans as of the applicable substitute date, those certain representations and warranties as to the characteristics of the Mortgage Loans, the Subsequent Mortgage Loans or the Qualified Substitute Mortgage Loans, as applicable, that are set forth in Schedule V attached hereto.

     (b) Upon discovery or receipt of written notice by the Depositor, the Servicer or the Trustee that the Seller has breached any representation or warranty set forth in Schedule V in respect of a Mortgage Loan or a Subsequent Mortgage Loan that materially and adversely affects the value of such Mortgage Loan or Subsequent Mortgage Loan, or any interest therein of the Certificateholders, the Depositor, the Servicer or the Trustee, as the case may be, promptly shall notify the other party and the Originator in writing of such breach, and the Originator shall repurchase the related Mortgage Loan or Subsequent Mortgage Loan from the Trust Fund at the Repurchase Price on or prior to the Determination Date following the expiration of the 90-day period following the date on which the breach was discovered or notice of the breach was received by the Trustee; provided, however, that, subject to Section 3.6(d) below, in connection with any such breach that cannot reasonably be cured within such 90-day period, if the Originator shall have commenced to cure such breach within such 90-day period, the Originator shall be permitted to proceed thereafter diligently and expeditiously to cure the breach within an additional 90-day period.

     (c) The Repurchase Price for any Mortgage Loan repurchased pursuant to Section 3.6(b) above shall be deposited into the Payment Account and the Trustee, upon receipt of a Request for Release, shall release to the Originator the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as the Originator may furnish to the Trustee and as shall be necessary to vest in such party any Mortgage Loan released pursuant hereto. The Trustee shall have no responsibility for determining the sufficiency of such assignment for its intended purpose, and upon such release the Trustee shall have no further responsibility with regard to such Mortgage File. It is understood and agreed that the obligations of the Originator to cure, repurchase or substitute for any Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy available to the Trustee on behalf of the Certificateholders against such party respecting such omission, defect or breach. If the Originator is not a member of MERS at the time it repurchases a Mortgage Loan and the Mortgage is registered on the MERS System, the Trustee shall cause such party, at its own expense and without any right of reimbursement, to cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to the Originator and to cause such Mortgage to be removed from registration on the MERS System in accordance with MERS’s rules and regulations.

     (d) In lieu of repurchasing any such Mortgage Loan as provided above, the Originator (as such, the “Substituting Party”) may cause such Mortgage Loan to be removed from the Trust Fund (in which case it shall become a “Deleted Mortgage Loan”) and substitute one or more Qualified Substitute Mortgage Loans in the manner and subject to the limitations of this Section 3.6(d). Any substitution of Qualified Substitute Mortgage Loans for Deleted Mortgage Loans made pursuant to this Section 3.6(d) must be effected prior to the last Business Day that is within two years after the Closing Date. As to any Deleted Mortgage Loan for which the Substituting Party substitutes a Qualified Substitute Mortgage Loan or Loans, such substitution shall be effected by delivering to the Trustee, for such Qualified Substitute Mortgage Loan or Loans, the Mortgage Note, the Mortgage, the assignment in to the Substituting Party, and such other documents and agreements, with all necessary endorsements thereon, together with an Officers’ Certificate stating that each such Qualified Substitute Mortgage Loan satisfies the definition thereof and specifying the Substitution Adjustment Amount (as described below), if any, in connection with such substitution. The Trustee shall acknowledge receipt for such Qualified Substitute Mortgage Loan and, within 45 days thereafter, shall review such Mortgage Files and deliver to the Substituting Party and the Depositor, with respect to such Qualified Substitute Mortgage Loans, a certification substantially in the form of a revised Initial Certification, with any exceptions noted thereon. Within 90 days of the date of substitution, the Trustee shall deliver to the Substituting Party and the Depositor a certification substantially in the form of a revised Final Certification, with respect to such Qualified Substitute Mortgage Loans, with any exceptions noted thereon. Scheduled Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be included as part of the Trust Fund and shall be retained by the Substituting Party. For the month of substitution, distributions to Certificateholders shall reflect the collections and recoveries in respect of such Deleted Mortgage Loan in the related Due Period and the Substituting Party shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. Upon such substitution, such Qualified Substitute Mortgage Loan shall constitute part of the Trust Fund and shall be subject in all respects to the terms of this Agreement as of the date of substitution.

     (e) The Depositor shall amend the related Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Originator shall deliver the amended Mortgage Loan Schedule to the Trustee and the Servicer. Upon such substitution, the Qualified Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects, and the Originator and the Depositor shall be deemed to have made with respect to such Qualified Substitute Mortgage Loan, as of the date of substitution, the representations and warranties made pursuant to Sections 3.1 and 3.3, respectively, with respect to such Mortgage Loan.

     (f) For any month in which any Substituting Party substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Trustee shall determine the excess (each, a “Substitution Adjustment Amount”), if any, by which the aggregate Scheduled Principal Balance of all such Deleted Mortgage Loans exceeds the aggregate Scheduled Principal Balance of the Qualified Substitute Mortgage Loans replacing such Deleted Mortgage Loans, together with one month’s interest on such excess amount at the applicable Adjusted Net Mortgage Rate. On the date of such substitution, the Trustee shall cause the Substituting Party to deliver or cause to be delivered to the Trustee for deposit in the Payment Account an amount equal to the related Substitution Adjustment Amount, if any, and the Trustee, upon receipt of the related Qualified Substitute Mortgage Loan or Loans, a Request for Release and written certification by the Trustee of such deposit, shall release to the Substituting Party the related Mortgage File or Files and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as the Substituting Party shall deliver to the Trustee and as shall be necessary to vest therein any Deleted Mortgage Loan released pursuant hereto.

     (g) In addition, the Trustee shall cause the Substituting Party to obtain at its own expense and deliver to the Trustee an Opinion of Counsel to the effect that such substitution (either specifically or as a class of transactions) shall not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on “prohibited transactions” under Section 860F(a)(l) of the Code or on “contributions after the Startup Date” under Section 860G(d)(l) of the Code, or (b) any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding. If such Opinion of Counsel can not be delivered, then such substitution may only be effected at such time as the required Opinion of Counsel can be given.

     (h) Upon discovery by the Depositor or the Trustee that any Mortgage Loan does not constitute a “qualified mortgage” within the meaning of Section 860G(a)(3) and the related REMIC provisions of the Code, the party discovering such fact shall promptly (and in any event within five Business Days of discovery) give written notice thereof to the other parties. In connection therewith, the Depositor shall, or shall cause the Originator to repurchase or, subject to the limitations set forth in Section 3.6(d), substitute one or more Qualified Substitute Mortgage Loans for the affected Mortgage Loan within 75 days of the earlier of discovery or receipt of such notice with respect to such affected Mortgage Loan. Any such repurchase or substitution shall be made in the same manner as set forth above. The Trustee shall re-convey to the repurchasing party the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty.

ARTICLE IV

ADMINISTRATION AND SERVICING OF MORTGAGE LOANS BY THE SERVICER

     SECTION 4.1 General.

     (a) Prior to the Servicing Transfer Date, Ocwen Federal Bank FSB and from and after the Servicing Transfer Date, Litton Loan Servicing LP, as an independent contractor, shall service and administer the Mortgage Loans on behalf of the Certificateholders consistent with Accepted Servicing Practices and shall have full power and authority, acting alone or through subservicers, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable, consistent with the terms of this Agreement and with Accepted Servicing Practices.

     (b) Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer’s reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Certificateholders; provided, however, that the Servicer shall not make future advances and (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable) the Servicer shall not permit any modification with respect to any Mortgage Loan that would (i) change the Mortgage Rate, defer or forgive the payment thereof of any principal or interest payments, reduce the Scheduled Principal Balance (except for actual payments of principal) or extend the final maturity date with respect to such Mortgage Loan, (ii) affect adversely the status of any REMIC as a REMIC or (iii) cause any REMIC to be subject to a tax on “prohibited transactions” or “contributions” pursuant to the REMIC Provisions. Notwithstanding the foregoing, the Servicer shall not permit any modification with respect to any Mortgage Loan that would both (x) effect an exchange or reissuance of such Mortgage Loan under Section 1.860G-2(b) of the Treasury regulations and (y) cause any REMIC constituting part of the Trust Fund to fail to qualify as a REMIC under the Code or the imposition of any tax on “prohibited transactions” or “contributions” after the Startup Day under the REMIC Provisions. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered to execute and deliver on behalf of itself, and the Trustee, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Servicer shall make all required Servicing Advances and shall service and administer the Mortgage Loans in accordance with applicable regulations, and shall provide to the Mortgagors any reports required to be provided to them thereby. If reasonably required by the Servicer, the Trustee shall furnish the Servicer with a power of attorney substantially in the form of Exhibit J hereto and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement and the Trustee shall have no liability with respect to any misuse of such power of attorney and shall be indemnified by Servicer for any costs, liabilities or expenses incurred by the Trustee in connection therewith. The Trustee agrees to provide such powers of attorney within ten (10) days of the Servicer’s request therefor.

     (c) The Servicer may arrange for the subservicing of any Mortgage Loan it services by a subservicer pursuant to a subservicing agreement; provided, however, that such subservicing arrangement and the terms of the related subservicing agreement must provide for the subservicing of such Mortgage Loan in a manner consistent with the servicing arrangements contemplated hereunder. The Servicer shall be solely liable for all fees owed to the Servicer under the subservicing agreement, regardless whether the subservicer’s compensation hereunder is adequate to pay such fees. Notwithstanding the provisions of any subservicing agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a subservicer or reference to actions taken through a subservicer or otherwise, the Servicer shall remain obligated and liable to the Trustee and the Certificateholders for the servicing and administration of the Mortgage Loans it services in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such subservicing agreements or arrangements or by virtue of indemnification from the subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering those Mortgage Loans. All actions of each subservicer performed pursuant to the related subservicing agreement shall be performed as agent of the Servicer with the same force and effect as if performed directly by the Servicer. For purposes of this Agreement, the Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans it services that are received by a subservicer regardless of whether such payments are remitted by the subservicer to the Servicer. Any subservicing agreement entered into by the Servicer shall provide that it may be assumed or terminated by the Trustee, if the Trustee has assumed the duties of the Servicer, or by any successor servicer, at the Trustee’s or successor servicer’s option, as applicable, without cost or obligation to the assuming or terminating party or its assigns. Any subservicing agreement, and any other transactions or services relating to the Mortgage Loans involving a subservicer, shall be deemed to be between the Servicer and such subservicer alone, and the Trustee shall not be deemed a party thereto and shall have no claims or rights of action against, rights, obligations, duties or liabilities to or with respect to the subservicer or its officers, directors or employees, except as set forth in this Section 4.1.

     SECTION 4.2 Liquidation of Mortgage Loans.

     In the event that any payment due under any Mortgage Loan and not postponed pursuant to Section 4.1 is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action as (a) the Servicer would take under similar circumstances with respect to a similar mortgage loan held for its own account for investment, (b) shall be consistent with Accepted Servicing Practices, (c) the Servicer shall determine prudently to be in the best interest of Certificateholders, and (d) is consistent with any related PMI Policy or PPMI Policy.

     With respect to any defaulted Mortgage Loan, the Servicer shall have the right to review the status of the related forbearance plan and, subject to the second paragraph of Section 4.3, may modify such forbearance plan; including, extending the Mortgage Loan repayment date for a period of up to one year or reducing the Mortgage Rate up to 50 basis points.

     In connection with a foreclosure or other conversion, the Servicer shall exercise such rights and powers vested in it hereunder and use the same degree of care and skill in its exercise as prudent mortgage servicers would exercise or use under the circumstances in the conduct of their own affairs and consistent with applicable regulations and the Accepted Servicing Practices, including, without limitation, advancing funds for the payment of taxes and insurance premiums with respect to first lien Mortgage Loans.

     Notwithstanding the foregoing provisions of this Section 4.2, with respect to any Mortgage Loan as to which the Servicer has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property, the

Servicer shall not (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, or take any other action with respect to, such Mortgaged Property if, as a result of any such action, the Trust Fund or the Trustee would be considered to hold title to, to be a mortgagee-in-possession of, or to be an owner or operator of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Servicer has also previously determined, based on its reasonable judgment and a prudent report prepared by a Person who regularly conducts environmental audits using customary industry standards, that:

     (i) such Mortgaged Property is in compliance with applicable environmental laws or, if not, that it would be in the best economic interest of the Certificateholders to take such actions as are necessary to bring the Mortgaged Property into compliance therewith; and

     (ii) there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation, or that if any such materials are present for which such action could be required, that it would be in the best economic interest of the Certificateholders to take such actions with respect to the affected Mortgaged Property.

     The cost of the environmental audit report contemplated by this Section 4.2 shall be advanced by the Servicer, subject to the Servicer’s right to be reimbursed therefor from the Payment Account as provided in Section 4.6(c).

     If the Servicer determines, as described above, that it is in the best economic interest of the Certificateholders to take such actions as are necessary to bring any such Mortgaged Property into compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials affecting any such Mortgaged Property, then the Servicer shall take such action as it deems to be in the best economic interest of the Certificateholders. The cost of any such compliance, containment, cleanup or remediation shall be advanced by the Servicer, subject to the Servicer’s right to be reimbursed therefor from the Custodial Account as provided in Section 4.6(b).

     SECTION 4.3 Collection of Mortgage Loan Payments.

     Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full or the Mortgage Loans have been fully liquidated (with respect to Mortgage Loans that remain subject to this Agreement) in accordance with this Agreement and Accepted Servicing Practices, the Servicer shall proceed diligently to collect all payments due under each of the Mortgage Loans when the same shall become due and payable and shall ascertain and estimate Escrow Payments and all other charges that will become due and payable with respect to the Mortgage Loan and the Mortgaged Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

     Consistent with the foregoing, the Servicer may in its discretion (a) waive any late payment charge with respect to a Mortgage Loan it services and (b) extend the due dates for payments due on a Mortgage Note for a period not greater than 120 days; provided, however, that the Servicer cannot extend the maturity of any such Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the related Cut-off Date. In the event of any such arrangement, the Servicer shall make Monthly Advances on the related Mortgage Loan in accordance with the provisions of Section 7.4 during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements.

     SECTION 4.4 Establishment of and Deposits to Custodial Account.

     (a) The Servicer shall segregate and hold all funds collected and received with respect to a Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts, titled “Custodial Account of Litton Loan Servicing LP, as Servicer1 for the benefit of the holders of the First NLC Trust 2005-2 Certificates.” The Custodial Account shall be an Eligible Account. Upon request of the Trustee and within ten days thereof, the Servicer shall provide the Trustee with written confirmation of the existence of the Custodial Account. Any funds deposited in the Custodial Account shall at all times be insured to the fullest extent allowed by applicable law. Funds deposited in the Custodial Account may be drawn on by the Servicer in accordance with Section 4.6.

     (b) The Servicer shall deposit in the Custodial Account within two Business Days of Servicer’s receipt, and retain therein, the following collections received by the Servicer and payments made by the Servicer after the related Cut-off Date, other than payments of principal and interest due on or before the related Cut-off Date, or received by the Servicer prior to the related Cut-off Date but allocable to a period subsequent thereto:

     (i) all payments on account of principal on the Mortgage Loans, including all Principal Prepayments (including Prepayment Premiums paid by the Mortgagor or the Servicer Prepayment Premium Payment Amounts;

     (ii) all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;

     (iii) all Liquidation Proceeds;

     (iv) all Insurance Proceeds, including amounts required to be deposited pursuant to Section 4.11 (other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Servicer’s normal servicing procedures, Accepted Servicing Practices, the loan documents and applicable law;

[1]	Or, in the case of the Interim Servicer, “Ocwen Federal Bank FSB, as Interim Servicer.”

     (v) all Condemnation Proceeds which are not applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Servicer’s normal servicing procedures, Accepted Servicing Practices, the loan documents and applicable law;

     (vi) with respect to each Principal Prepayment in full and the Prepayment Interest Shortfall, the Compensating Interest Payment (to be paid by the Servicer out of its own funds);

     (vii) any amounts required to be deposited by the Servicer pursuant to Section 4.12 in connection with the deductible clause in any blanket hazard insurance policy;

     (viii) any amounts received with respect to or related to any REO Property and all REO Disposition Proceeds pursuant to Section 4.17; and

     (ix) any other amounts required to be deposited into the Custodial Account under this Agreement.

     The foregoing requirements for deposit into the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges, assumption fees and other ancillary income (other than Prepayment Premiums and Servicer Prepayment Premium Payment Amounts), to the extent permitted by Section 5.1, need not be deposited by the Servicer into the Custodial Account. Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Servicer and the Servicer shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 4.6. The Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section 4.4. All funds required to be deposited in the Custodial Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 4.6.

     SECTION 4.5 Investment of Funds in the Custodial Account.

     The depository institution at which the Custodial Account has been established may at the direction of the Servicer, invest the funds in the Custodial Account only in Eligible Investments, which shall mature not later than the Business Day prior to the Servicer Remittance Date next following the date of such investment. All income and gain realized from any such investment shall be for the benefit of the Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Custodial Account by the Servicer out of its own funds immediately as such losses are realized.

     SECTION 4.6 Permitted Withdrawals From Custodial Account.

     The Servicer shall, from time to time, withdraw funds from the Custodial Account for the following purposes:

     (a) to make remittances to the Trustee for deposit in the Payment Account in the amounts and in the manner provided for in Section 7.1;

     (b) to reimburse itself for (i) Monthly Advances and Servicing Advances, the Servicer’s right to reimburse itself pursuant to this subclause (b) being limited to amounts received on the related Mortgage Loan which represent payments of principal and/or interest respecting which any such advance was made, including Condemnation Proceeds, Insurance Proceeds or Liquidation Proceeds respecting which any such Servicing Advance was made, it being understood that, in the case of any such reimbursement, the Servicer’s right thereto shall be prior to the rights of Trustee, (ii) any unreimbursed Monthly Advances or Servicing Advances to the extent of funds held in the Custodial Account for future distributions that were not included in Available Distribution Amount for the preceding Distribution Date; provided, however, any funds so applied will be replaced by the Servicer by deposit into the Custodial Account no later than one Business day prior to the next Distribution Date on which such funds are required to be distributed, and (iii) Monthly Advances and Servicing Advances made in connection with the modification of a Mortgage Loan provided that such Monthly Advances or Servicing Advances were not reimbursed to the Servicer at the time of the modification;

     (c) to reimburse itself for unreimbursed Servicing Advances, and for any unpaid Servicing Fees and for unreimbursed Monthly Advances, to the extent that such amounts are deemed to be Non-recoverable Advances and to reimburse itself for such amounts to the extent that such amounts are deemed to be non-recoverable from the disposition of the related REO Property or have been written off;

     (d) to pay itself as part of its servicing compensation (i) any interest earned on funds in the Custodial Account and (ii) the Servicing Fee from that portion of any payment or recovery as to interest to a particular Mortgage Loan to the extent not previously withdrawn.

     (e) to pay any amount required to be paid pursuant to Section 4.17 related to any REO Property, it being understood that, in the case of any such expenditure or withdrawal related to a particular REO Property, the amount of such expenditure or withdrawal from the Custodial Account shall be limited to amounts on deposit in the Custodial Account with respect to the related REO Property;

     (f) to reimburse itself for any Servicing Advances or REO expenses after liquidation of the Mortgaged Property not otherwise reimbursed above;

     (g) to pay the premiums with respect to any PPMI Policy;

     (h) to reimburse itself for any amounts paid pursuant to Sections 4.2 (and not otherwise previously reimbursed);

     (i) to withdraw funds inadvertently placed in the Custodial Account by the Servicer;

     (j) to clear and terminate the Custodial Account upon the termination of this Agreement;

     (k) to transfer funds to another Eligible Account; and

     (l) to invest funds only in Eligible Investments.

     The Servicer may use such withdrawn funds only for the purposes described in this Section 4.6. The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account.

     SECTION 4.7 Establishment of and Deposits to Escrow Account.

     (a) The Servicer shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts. Each Escrow Account shall be an Eligible Account. Upon request of the Trustee and within ten days thereof, the Servicer shall provide the Trustee with written confirmation of the existence of such Escrow Account. Funds deposited in the Escrow Account may be drawn on by the Servicer in accordance with Section 4.8.

     (b) The Servicer shall deposit in the Escrow Account or Accounts within two Business Days of Servicer’s receipt, and retain therein:

     (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement; and

     (ii) all amounts representing Insurance Proceeds or Condemnation Proceeds which are to be applied to the restoration or repair of any Mortgaged Property.

     The Servicer shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement. The Servicer shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the Mortgagor. To the extent required by the related Mortgage Loan or applicable law, the Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

     SECTION 4.8 Permitted Withdrawals From Escrow Account.

     Withdrawals from the Escrow Account or Accounts may be made by the Servicer only:

     (a) to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, condominium charges, fire, flood and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

     (b) to reimburse the Servicer for any Servicing Advances made by the Servicer with respect to a related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late payments or late collections of Escrow Payments thereunder;

     (c) to reimburse the Servicer for any Non-recoverable Advances in accordance with Section 4.6 hereof;

     (d) to refund to any Mortgagor any funds found to be in excess of the amounts required to be deposited in the Escrow Account under the terms of the related Mortgage Loan or applicable law;

     (e) for transfer to the Custodial Account in accordance with this Agreement;

     (f) for application to the restoration or repair of the Mortgaged Property;

     (g) to pay to the Servicer, or any Mortgagor to the extent required by law or the related Mortgage Note, any interest paid on the funds deposited in the Escrow Account;

     (h) to remove funds inadvertently placed in the Escrow Account by the Servicer;

     (i) to clear and terminate the Escrow Account on the termination of this Agreement; and

     (j) to transfer to the Custodial Account any Insurance Proceeds.

     SECTION 4.9 Payment of Taxes, Insurance and Other Charges.

     With respect to each first lien Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates, sewer rents, and other charges which are or may become a lien upon the Mortgaged Property and the status of PMI Policy premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage.

     To the extent that a Mortgage does not provide for Escrow Payments, (i) the Servicer shall determine whether any such payments are made by the Mortgagor in a manner and at a time that is necessary to avoid the loss of the Mortgaged Property due to a tax sale or the foreclosure as a result of a tax lien and (ii) the Servicer shall ensure that all insurance required to be maintained on the Mortgaged Property pursuant to this Agreement is maintained. If any such payment has not been made and the Servicer receives notice of a tax lien with respect to the Mortgage Loan being imposed, the Servicer will, to the extent required to avoid loss of the Mortgaged Property, advance or cause to be advanced funds necessary to discharge such lien on the Mortgaged Property. The Servicer assumes full responsibility for the payment of all such bills and shall effect payments of all such bills irrespective of the Mortgagor’s faithful performance in the payment of same or the making of the Escrow Payments and shall make Servicing Advances from its own funds to effect such payments.

     SECTION 4.10 Transfer of Accounts.

     The Servicer may transfer the Custodial Account or the Escrow Account to a different Eligible Account from time to time. Upon such transfer, the Servicer shall give notice to the Trustee of any change of the location of either Account.

     SECTION 4.11 Maintenance of Hazard Insurance.

     The Servicer shall cause to be maintained for each first lien Mortgage Loan fire and hazard insurance with extended coverage as is customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (a) the amount necessary to fully compensate for any damage or loss to the improvements which are a part of such property on a replacement cost basis, (b) the Scheduled Principal Balance of the Mortgage Loan, in each case in an amount not less than such amount as is necessary to prevent the Mortgagor and/or the Mortgagee from becoming a co-insurer or (c) the amount required under applicable HUD/FHA/VA regulations. If the Mortgaged Property is in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards and flood insurance has been made available, the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (i) the Scheduled Principal Balance of the Mortgage Loan, (ii) the maximum insurable value of the improvements securing such Mortgage Loan or (iii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended.

     The Servicer shall also maintain on each REO Property for the benefit of the Certificateholders, (x) fire and hazard insurance with extended coverage in an amount which is at least equal to the replacement cost of the improvements which are a part of such property, (y) public liability insurance and, (z) to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in an amount as provided above. Any amounts collected by the Servicer under any such policies other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or REO Property, or released to the Mortgagor in accordance with the Servicer’s normal servicing procedures, shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.6. It is understood and agreed that no earthquake or other additional insurance is required to be maintained by the Servicer or the Mortgagor or maintained on property acquired in respect of the Mortgage Loan, other than pursuant to such applicable regulations as shall at any time be in force and as shall require such additional insurance. All such policies shall be endorsed with standard mortgagee clauses with loss payable to the Servicer and shall provide for at least thirty days prior written notice of any cancellation, reduction in the amount of or material change in coverage to the Servicer. The Servicer shall not interfere with the Mortgagor’s freedom of choice in selecting either his insurance carrier or agent; provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies currently reflect a general policy rating of B:VI or better in Best’s Key Rating Guide and are licensed to do business in the state wherein the property subject to the policy is located.

     SECTION 4.12 Maintenance of Mortgage Impairment Insurance Policy.

     In the event that the Servicer shall obtain and maintain a blanket policy issued by an insurer that has a general policy rating of B:VI or better in Best’s Key Rating Guide insuring against hazard losses on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 4.11 and otherwise complies with all other requirements of Section 4.11, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 4.11, it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with Section 4.11, and there shall have been a loss which would have been covered by such policy, deliver to the Trustee for deposit in the Payment Account the amount not otherwise payable under the blanket policy because of such deductible clause, which amount shall not be reimbursable to the Servicer from the Trust Fund. In connection with its activities as servicer of the Mortgage Loans, the Servicer agrees to prepare and present, on behalf of the Trustee, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy. Upon request of the Trustee, the Servicer shall cause to be delivered to the Trustee a certified true copy of such policy.

     SECTION 4.13 Maintenance of Fidelity Bond and Errors and Omissions Insurance.

     The Servicer shall maintain with responsible companies, at its own expense, a blanket Fidelity Bond and an Errors and Omissions Insurance Policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans (“Servicer Employees”). Any such Fidelity Bond and Errors and Omissions Insurance Policy shall be in the form of the Mortgage Banker’s Blanket Bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Servicer Employees. Such Fidelity Bond and Errors and Omissions Insurance Policy also shall protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 4.13 requiring such Fidelity Bond and Errors and Omissions Insurance Policy shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such Fidelity Bond and Errors and Omissions Insurance Policy shall be at least equal to the amounts required by Fannie Mae in the Fannie Mae MBS Selling and Servicing Guide or Freddie Mac in the Freddie Mac Servicing Guide.

     SECTION 4.14 [Reserved].

     SECTION 4.15 [Reserved].

     SECTION 4.16 Maintenance of PMI Policy; Claims.

     The Servicer, on behalf of the Trustee, as mortgagee, will maintain in full force and effect (to the extent a Mortgage Loan has a PMI Policy) a PMI Policy issued by a Qualified Insurer with respect to each Mortgage Loan for which such coverage is required. Such coverage will be maintained until the Loan-to-Value Ratio of the related Mortgage Loan is reduced to 80% or less. The Servicer will not cancel or refuse to renew any PMI Policy in effect on the Closing Date that is required to be kept in force under this Agreement unless a replacement PMI Policy for such cancelled or non-renewed policy is obtained from and maintained with a Qualified Insurer. The Servicer shall not take any action which would result in non-coverage under any applicable PMI Policy of any loss which, but for the actions of the Servicer, would have been covered thereunder. In connection with any assumption and modification agreement entered into or to be entered into pursuant to this Agreement, the Servicer shall promptly notify the insurer under the related PMI Policy, if any, of such assumption and modification of liability in accordance with the terms of such policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under the PMI Policy. If such PMI Policy is terminated as a result of such assumption and modification of liability, the Servicer shall obtain a replacement PMI Policy as provided above.

     In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself and the Trustee, claims to the insurer under any PMI Policy in a timely fashion in accordance with the terms of such policies and, in this regard, to take such action as shall be necessary to permit recovery under any PMI Policy respecting a defaulted Mortgage Loan. Any amounts collected by the Servicer under any PMI Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.6. The Trustee shall have no responsibility for any obligations under any PMI Policy including without limitation the payment of any premiums or the filing of any claims.

     SECTION 4.17 Title, Management and Disposition of REO Property.

     (a) In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Trustee, or in the event the Trustee is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the “doing business” or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Servicer from any attorney duly licensed to practice law in the state where the REO Property is located. The Person or Persons holding such title other than the Trustee shall acknowledge in writing that such title is being held as nominee for the Trustee.

     The Servicer shall manage, conserve, protect and operate each REO Property for the Trustee solely for the purpose of its prompt disposition and sale. The Servicer, either itself or through an agent selected by the Servicer, shall manage, conserve, protect and operate the REO

Property consistent with Accepted Servicing Practices. The Servicer shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as the Servicer deems to be in the best interest of the Trustee.

     (b) In the event that the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such REO Property before the end of the third calendar year beginning after the year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code or, at the expense of the Trust Fund, request from the Internal Revenue Service, more than 60 days before the day on which the above-mentioned grace period would otherwise expire, an extension of the above-mentioned grace period, unless the Servicer obtains an Opinion of Counsel, addressed to the Servicer and the Trustee, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not: (i) result in the imposition of any tax on “prohibited transactions” as defined in Section 860F of the Code; or (ii) cause any REMIC constituting any part of the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 4.6.

     Subject to compliance with applicable laws and regulations as shall at any time be in force, and notwithstanding any other provisions of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would: (i) cause such REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code; or (ii) subject any REMIC constituting part of the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G(c) of the Code, unless the Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

     The Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders and the Trust Fund solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code or result in the receipt by the related REMIC of any “income from non-permitted assets” within the meaning of Section 860F(a)(2)(B) of the Code, or any “net income from foreclosure property” which is subject to taxation under the REMIC Provisions. The Servicer shall cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at least annually thereafter. The Servicer shall make or cause to be made a written report of each such inspection. Such reports shall be retained in the Mortgage Servicing File and copies thereof shall be forwarded by the Servicer to the Trustee upon request. The Servicer shall attempt to sell the same (and may temporarily rent the same) on such terms and conditions as the Servicer deems to be in the best interest of the Certificateholders and the Trust Fund.

     With respect to each REO Property, the Servicer shall account separately for each REO Property with respect to all funds collected and received in connection with the operation of such REO Property.

     (c) The Servicer shall use its best efforts to dispose of the REO Property as promptly as is practically consistent with protecting the Certificateholders’ interests.

     Each REO Disposition shall be carried out by the Servicer at such price and upon such terms and conditions as the Servicer deems to be in the best interest of the Certificateholders. If as of the date title to any REO Property was acquired by the Servicer there were outstanding unreimbursed Servicing Advances with respect to the REO Property, the Servicer, upon an REO Disposition of such REO Property, shall be entitled to reimbursement for any related unreimbursed Servicing Advances from proceeds received in connection with such REO Disposition. The proceeds from the REO Disposition, net of any payment to the Servicer as provided above, shall be deposited in the Custodial Account.

     Any REO Disposition shall be for cash only (unless changes in the REMIC Provisions made subsequent to the Startup Day allow a sale for other consideration and an Opinion of Counsel is obtained by the Servicer to the effect that such sale shall not cause any REMIC constituting part of the Trust Fund to fail to qualify as a REMIC).

     (d) The Servicer shall also maintain on each REO Property fire and hazard insurance with extended coverage in amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

     (e) The Servicer shall withdraw from the Custodial Account funds necessary for the proper operation management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Section 4.11. The Servicer shall make monthly distributions on each Servicer Remittance Date to the Trustee of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described in this Section 4.17 and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

     SECTION 4.18 [Reserved].

     SECTION 4.19 [Reserved].

     SECTION 4.20 [Reserved].

     SECTION 4.21 Notification of Adjustments.

     With respect to each Mortgage Loan, the Servicer shall adjust the Mortgage Rate on the related Adjustment Date in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note. The Servicer shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Rate adjustments. Upon the discovery by the Servicer or the Trustee that the Servicer has failed to adjust a Mortgage Rate in accordance with the terms of the related Mortgage Note, the Servicer shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss or deferral caused thereby; provided, however, that the Servicer shall be held harmless for any Mortgage Rate adjustments made by prior servicers.

     SECTION 4.22 Prepayment Premiums.

     (a) To the extent consistent with the terms of this Agreement, the Servicer may waive (or permit a subservicer to waive) a Prepayment Premium only under the following circumstances: (i) such waiver relates to a default or a reasonably foreseeable default and would, in the reasonable judgment of the Servicer, maximize recovery of total proceeds taking into account the value of such Prepayment Premium and the related Mortgage Loan, (ii) such waiver is required under state or federal law, or (iii) the Servicer has not been provided with information sufficient to enable it to collect the Prepayment Premium. For the avoidance of doubt, the Servicer may waive a Prepayment Premium in connection with a short sale or short payoff on a defaulted Mortgage Loan. The Servicer shall not waive any Prepayment Premium unless it is waived in accordance with this Section 4.22(a).

     (b) The Servicer shall remit the Servicer Prepayment Premium Payment Amount (to the extent not collected and remitted to the Trustee) to the Trustee for deposit into the Payment Account if the Servicer waives any Prepayment Premium other than as permitted under Section 4.22(a), as soon as possible after the time that the amount prepaid on the related Mortgage Loan is required to be deposited into the Custodial Account, but in no event later than five Business Days from such date.

     SECTION 4.23 Credit Reporting; Gramm Leach Bliley Act.

     (a) The Servicer agrees to fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian, and Trans Union Credit Information Servicer (three of the credit repositories), on a monthly basis.

     (b) The Servicer agrees to transmit full-file credit reporting data for each Mortgage Loan pursuant to Exhibit H and for each Mortgage Loan, the Servicer shall report one of the following statuses each month: current; delinquent (30-, 60-, 90-days, etc.); foreclosed or charged-off.

     (c) The Servicer shall comply with Title V of the Gramm-Leach-Bliley Act of 1999 and all applicable regulations promulgated thereunder, relating to the Mortgage Loans and the related Mortgagors and shall provide all required notices thereunder.

     SECTION 4.24 Optional Purchase of Mortgage Loans by the Servicer.

     The Servicer (or an affiliate of the Servicer) may, at its option, purchase a Mortgage Loan or REO Property which becomes ninety (90) or more days Delinquent or for which the Servicer has accepted a deed in lieu of foreclosure. Prior to repurchase pursuant to this Section 4.24, the Servicer shall be required to continue to make monthly advances pursuant to Section 7.4. The Servicer shall purchase such (i) delinquent Mortgage Loan at a price equal to the Scheduled

Principal Balance of the Mortgage Loan plus accrued interest thereon at the Mortgage Interest Rate from the date to which interest has last been paid to the Trust Fund to the date of purchase plus any unreimbursed Servicing Advances and Monthly Advances or (ii) REO Property at its fair market value. Any such repurchase of a Mortgage Loan or REO Property pursuant to this Section 4.24 shall be accomplished by delivery to the Trustee for deposit in the Payment Account of the amount of the purchase price. Upon the receipt of a Request for Release and the purchase price, the Trustee shall execute all documents prepared by and at the expense of the Servicer to effect the conveyance of such delinquent Mortgage Loan or REO Property to the Servicer to the extent necessary, including the prompt delivery of all documentation to the Servicer.

     Notwithstanding the preceding paragraph, in the event that the Servicer or an affiliate thereof is the owner of more than 50% of a Class of Certificates which is then currently in a first loss position and such party is deemed to be the “Primary Beneficiary” as defined in FIN 40, the Servicer (or an affiliate of the Servicer) may, at its option, repurchase a Mortgage Loan or REO Property which becomes 120 or more days delinquent or for which the Servicer has accepted a deed in lieu of foreclosure, during the period commencing on the first day of the calendar quarter succeeding the calendar quarter in which the Initial Delinquency Date occurred with respect to such Mortgage Loan and ending on the last Business Day of such calendar quarter. If the Servicer (or an affiliate of the Servicer) does not exercise its purchase right with respect to a Mortgage Loan during the period specified in the preceding sentence, such Mortgage Loan shall thereafter again become eligible for purchase pursuant to the preceding sentence only after the Mortgage Loan ceases to be 120 days or more delinquent and thereafter becomes 120 days delinquent again. The “Initial Delinquency Date” of a Mortgage Loan shall mean the date on which the Mortgage Loan first became 120 days delinquent. Prior to repurchase pursuant to this Section 4.24, the Servicer shall be required to continue to make Monthly Advances pursuant to Section 7.4. The Servicer shall not use any procedure in selecting Mortgage Loans to be repurchased which is materially adverse to the interests of the Certificateholders. The Servicer shall purchase such (i) delinquent Mortgage Loan at a price equal to the Scheduled Principal Balance of the Mortgage Loan plus accrued interest thereon at the Mortgage Interest Rate from the date to which interest has last been paid to the Trust Fund to the date of purchase plus any unreimbursed Servicing Advances and Monthly Advances or (ii) REO Property at its fair market value as determined in good faith by the Servicer. Any such repurchase of a Mortgage Loan or REO Property pursuant to this Section 4.24 shall be accomplished by delivery to the Trustee for deposit in the Payment Account of the amount of the purchase price. Upon the receipt of a Request for Release, the Trustee shall execute all documents prepared by and at the expense of the Servicer to effect the conveyance of such delinquent Mortgage Loan or REO Property to the Servicer to the extent necessary, including the prompt delivery of all documentation to the Servicer.

ARTICLE V

GENERAL SERVICING PROCEDURES OF THE SERVICER

     SECTION 5.1 Transfers of Mortgaged Property.

     The Servicer shall use its best efforts to enforce any “due-on-sale” provision contained in any Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note. When a Mortgaged Property has been or is about to be conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance or prospective conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the “due-on-sale” clause applicable thereto, provided, however, that the Servicer shall not exercise such rights if, in the reasonable belief of the Servicer, such clause is not enforceable under applicable law, or if the exercise of such rights would impair or threaten to impair any recovery under the related PMI Policy, if any.

     If the Servicer reasonably believes the “due-on-sale” clause is not enforceable under applicable law, the Servicer shall make reasonable efforts to enter into (a) an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and the original Mortgagor remains liable thereon or (b) in the event the Servicer is unable under applicable law to require that the original Mortgagor remain liable under the Mortgage Note and the Servicer has the prior consent of the primary mortgage guaranty insurer, a substitution of liability agreement with the Trustee of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the Trustee of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note.

     In addition to the foregoing, the Servicer shall not be required to enforce any “due-on-sale” clause if, in the reasonable judgment of the Servicer, entering into an assumption and modification agreement with a person to whom such Mortgaged Property shall be conveyed and releasing the original Mortgagor from liability would be in the best interests of the Certificateholders. The Mortgage Loan, as assumed, shall conform in all respects to the requirements, representations and warranties of this Agreement. The Servicer shall notify the Trustee that any such assumption and modification agreement has been completed by forwarding to the Trustee the original copy of such assumption and modification agreement (indicating the Mortgage File to which it relates) which copy shall be added by the Trustee to the related Mortgage File and which shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. The Servicer shall be responsible for recording any such assumption and modification agreements. In connection with any such assumption and modification agreement, the Monthly Payment on the related Mortgage Loan shall not be changed but shall remain as in effect immediately prior to the assumption and modification, the stated maturity or outstanding principal amount of such Mortgage Loan shall not be changed nor shall any required monthly payments of principal or interest be deferred or forgiven. Any fee collected by the Servicer for consenting to any such conveyance or entering into an assumption and modification agreement shall be retained by or paid to the Servicer as additional servicing compensation. Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever.

     SECTION 5.2 Satisfaction of Mortgages and Release of Mortgage Files.

     (a) Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer shall request the release of any Mortgage Loan Documents.

     If the Servicer satisfies or releases a Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage or should the Servicer otherwise prejudice any rights the Trustee may have under the mortgage instruments, upon written demand of the Trustee, the Servicer shall repurchase the related Mortgage Loan at the Repurchase Amount by deposit thereof in the Custodial Account within two Business Days of receipt of such demand by the Trustee. The Servicer shall maintain the Fidelity Bond and Errors and Omissions Insurance Policy as provided for in Section 4.13 insuring the Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

     (b) Upon the payment in full of any Mortgage Loan (including liquidation of such Mortgage Loan through foreclosure or otherwise) the Servicer shall deliver to the Trustee a completed “Request for Release” in the form of Exhibit O. Upon receipt of such Request for Release, the Trustee shall promptly release the related Mortgage File to the Servicer and the Trustee shall have no further responsibility with regard to such Mortgage File. Upon any such payment in full, the Servicer is authorized, to give, as agent for the Trustee, as the mortgagee under the Mortgage that secured the Mortgage Loan, an instrument of satisfaction (or assignment of mortgage without recourse) regarding the Mortgaged Property subject to the Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of such payment, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Custodial Account.

     (c) From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, the Trustee shall execute such documents as shall be prepared and furnished to the Trustee by the Servicer (in form reasonably acceptable to the Trustee) and as are necessary to the prosecution of any such proceedings. The Trustee shall, upon request of the Servicer, as applicable, and delivery to the Trustee of a trust receipt signed by a Servicing Officer, release the related Mortgage File held in its possession or control to the Servicer. Such trust receipt shall obligate the Servicer, as applicable, to return the Mortgage File to the Trustee when the need therefor by the Servicer, as applicable, no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the trust receipt shall be released by the Trustee to the Servicer, as applicable.

     SECTION 5.3 Servicing Compensation.

     As compensation for its services hereunder, the Servicer shall be entitled to retain the amount of the Servicing Fee with respect to each Mortgage Loan and REO Property. The Servicing Fee shall be payable monthly and shall be computed on the basis of the same Scheduled Principal Balance and for the period respecting which any related interest payment on a Mortgage Loan is computed. The Servicing Fee is limited to, and payable solely from, the interest portion of such Scheduled Monthly Payments. Notwithstanding the foregoing, with respect to the payment of the Servicing Fee for any month, the aggregate Servicing Fee shall be reduced (but not below 1/2 of an amount otherwise payable) by an amount equal to the Compensating Interest Payment for the related Prepayment Period.

     Additional servicing compensation in the form of assumption fees, to the extent provided in Section 5.1, late payment charges, release fees, bad check charges, assumption fees, modification or extension fees and any other service-related fees and other ancillary income (other than Prepayment Premiums and Servicer Prepayment Premium Payment Amounts) shall be retained by the Servicer to the extent not required to be deposited in the Custodial Account. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

     SECTION 5.4 Annual Statement as to Compliance.

     (a) The Servicer shall deliver to the Trustee and the Depositor, on or before March 15 of each year, commencing in 2006, an Officer’s Certificate, stating that (i) a review of the activities of the Servicer during the preceding fiscal year (or such shorter period in case of the first such report) and of performance under this Agreement has been made under such officer’s supervision, and (ii) to the best of such officer’s knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such fiscal year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by the Servicer to cure such default.

     (b) Delivery of such reports, information and documents to the Trustee is for informational purposes only and their receipt of such shall not constitute constructive notice of any information contained therein or determinable, from information contained therein, including the Servicer’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers’ Certificates).

     SECTION 5.5 Annual Independent Public Accountants’ Servicing Report.

     (a) On or before March 15 of each year, commencing in 2006, the Servicer, at its expense, shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee and the Depositor to the effect that such firm has examined certain documents and records relating to the servicing of the residential mortgage loans by the Servicer during such fiscal year and that such firm is of the opinion that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, the Servicer has complied with certain minimum residential mortgage loan servicing standards, except for (a) such exceptions as such firm shall believe to be immaterial, and (b) such other exceptions as shall be set forth in such statement. By providing the Trustee a copy of a Uniform Single Attestation Program Report from their independent public accountant’s on an annual basis, the Servicer shall be considered to have fulfilled its obligations under this Section 5.5.

     (b) Delivery of such reports, information and documents to the Trustee is for informational purposes only and their receipt of such shall not constitute constructive notice of any information contained therein or determinable, from information contained therein, including the Servicer’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers’ Certificates).

     SECTION 5.6 Sarbanes-Oxley Related Certifications.

     (a) On or before March 15 of each year, commencing in 2006, the Servicer shall cause an officer to execute and deliver a certificate to the Trustee and the Depositor in the form attached as Exhibit X.

     (b) The Servicer shall indemnify and hold harmless the Trustee and the Depositor and its officers, directors, agents and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Servicer or any of its officers, directors, agents or affiliates of its obligations under this Section 5.6 or the negligence or willful misconduct of the Servicer in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Trustee and the Depositor, then the Servicer agrees that it shall contribute to the amount paid or payable by the Trustee and the Depositor as a result of the losses, claims, damages or liabilities of the Trustee in such proportion as is appropriate to reflect the relative fault of the Trustee and the Depositor on the one hand and the Servicer on the other in connection with a breach of the Servicer’s obligations under this Section 5.6 or the Servicer’s negligence or willful misconduct in connection therewith.

     SECTION 5.7 Right to Examine Servicer Records.

     The Trustee, the Depositor, or either of their respective designees, shall have the right to examine and audit any and all of the related books, records, or other information of the Servicer, whether held by the Servicer or by another on its behalf, with respect to or concerning this Agreement or the Mortgage Loans, during business hours or at such other times as may be reasonable under applicable circumstances, upon reasonable advance notice. The Trustee or the Depositor shall pay its own travel expenses associated with such examination.

     SECTION 5.8 [Reserved].

     SECTION 5.9 Limitation on Resignation and Assignment by Servicer.

     Subject to Sections 6.1, 6.5(c), 5.12 and to the third paragraph of this Section 5.9, the Servicer shall not resign from the obligations and duties hereby imposed on it except upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer; provided, however, that no such resignation by the Servicer shall become effective until the Trustee shall have assumed the Servicer’s responsibilities and obligations hereunder or the Trustee shall have designated a successor servicer in accordance with Section 6.5. Any such resignation shall not relieve the Servicer of responsibility for any of the obligations that survive the resignation or termination of the Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee.

     Without in any way limiting the generality of this Section 5.9, in the event that the Servicer either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written consent of the Trustee, then the Trustee shall have the right to terminate this Agreement upon notice given as set forth in Section 6.1, without any payment of any penalty or damages and without any liability whatsoever to the Servicer or any third party.

     Notwithstanding anything to the contrary which may be set forth above, the Trustee and the Depositor hereby specifically (i) consent to the pledge and assignment by the Servicer of all the Servicer’s right, title and interest in, to and under this Agreement to the Servicing Rights Pledgee, for the benefit of certain lenders, and (ii) provided that no Servicer Event of Default exists, agree that upon delivery to the Trustee by the Servicing Rights Pledgee of a letter signed by the Servicer whereunder the Servicer shall resign as Servicer under this Agreement, the Trustee shall appoint the Servicing Rights Pledgee or its designee as successor Servicer, provided that at the time of such appointment, the Servicing Rights Pledgee or such designee meets the requirements of a successor Servicer pursuant to Section 6.5 and agrees to be subject to the terms of this Agreement. If, pursuant to any provision hereof, the duties of the Servicer are transferred to a successor, the entire amount of the Servicing Fee and other compensation payable to the Servicer pursuant hereto shall thereafter be payable to such successor.

     SECTION 5.10 Alternative Index.

     In the event that the Index for any Mortgage Loan, as specified in the related Mortgage Note, becomes unavailable for any reason, the Servicer shall select an alternative index in accordance with the terms of such Mortgage Note or, if such Mortgage Note does not make provision for the selection of an alternative index in such event, the Servicer shall, subject to applicable law, select an alternative index based on information comparable to that used in connection with the original Index and, in either case, such alternative index shall thereafter be the Index for such Mortgage Loan.

     SECTION 5.11 Advance Facility.

     (a) The Servicer is hereby authorized to enter into a financing or other facility (any such arrangement, an “Advance Facility”), the documentation for which complies with Section 5.11(e) below, under which (1) the Servicer assigns or pledges its rights under this Agreement to be reimbursed for any or all Monthly Advances and/or Servicing Advances to (i) a Person, which may be a special-purpose bankruptcy-remote entity (an “SPV”), (ii) a Person, which may simultaneously assign or pledge such rights to an SPV or (iii) a lender (a “Lender”), which, in the case of any Person or SPV of the type described in either of the preceding clauses (i) or (ii), may directly or through other assignees and/or pledgees, assign or pledge such rights to a Person, which may include a trustee acting on behalf of holders of debt instruments (any such Person or any such Lender, an “Advance Financing Person”), and/or (2) an Advance Financing Person agrees to fund all the Monthly Advances and/or Servicing Advances required to be made by the Servicer pursuant to this Agreement. No consent of the Trustee, Certificateholders or any other party shall be required before the Servicer may enter into an Advance Facility nor shall the Trustee or the Certificateholders be a third party beneficiary of any obligation of an Advance Financing Person to the Servicer. Notwithstanding the existence of any Advance Facility under which an Advance Financing Person agrees to fund Monthly Advances and/or Servicing Advances, (A) the Servicer (i) shall remain obligated pursuant to this Agreement to make Monthly Advances and/or Servicing Advances pursuant to and as required by this Agreement and (ii) shall not be relieved of such obligations by virtue of such Advance Facility and (B) neither the Advance Financing Person nor any Servicer’s Assignee (as hereinafter defined) shall have any right to proceed against or otherwise contact any Mortgagor for the purpose of collecting any payment that may be due with respect to any related Mortgage Loan or enforcing any covenant of such Mortgagor under the related Mortgage Loan documents.

     (b) If the Servicer enters into an Advance Facility, the Servicer and the related Advance Financing Person shall deliver to the Trustee at the address set forth in Section 14.8 hereof a written notice (an “Advance Facility Notice”), stating (a) the identity of the Advance Financing Person and (b) the identity of the Person (the “Servicer’s Assignee”) that will, subject to Section 5.11(c) hereof, have the right to make withdrawals from the Custodial Account pursuant to Section 4.6 hereof to reimburse previously unreimbursed Monthly Advances and/or Servicing Advances (“Advance Reimbursement Amounts”). Advance Reimbursement Amounts (i) shall consist solely of amounts in respect of Monthly Advances and/or Servicing Advances for which the Servicer would be permitted to reimburse itself in accordance with Section 4.6 hereof, assuming the Servicer had made the related Monthly Advance(s) and/or Servicing Advance(s) and (ii) shall not consist of amounts payable to a successor Servicer in accordance with Section 4.6 hereof to the extent permitted under Section 5.11(e) below.

     (c) Notwithstanding the existence of an Advance Facility, the Servicer, on behalf of the Advance Financing Person and the Servicer’s Assignee, shall be entitled to receive reimbursements of Monthly Advances and/or Servicing Advances in accordance with Section 4.6 hereof, which entitlement may be terminated by the Advance Financing Person pursuant to a written notice to the Trustee in the manner set forth in Section 14.8 hereof. Upon receipt of such written notice, the Servicer shall no longer be entitled to receive reimbursement for any Advance Reimbursement Amounts and the Servicer’s Assignee shall immediately have the right to receive from the Custodial Account all Advance Reimbursement Amounts. Notwithstanding the foregoing, and for the avoidance of doubt, (i) the Servicer and/or the Servicer’s Assignee shall only be entitled to reimbursement of Advance Reimbursement Amounts hereunder from withdrawals from the Custodial Account pursuant to Section 4.6 of this Agreement and shall not otherwise be entitled to make withdrawals of, or receive, Advance Reimbursement Amounts that shall be deposited in the Custodial Account pursuant to Section 4.6 hereof, and (ii) none of the Trustee or the Certificateholders shall have any right to, or otherwise be entitled to, receive any Advance Reimbursement Amounts to which the Servicer or Servicer’s Assignee, as applicable, shall be entitled pursuant to Section 4.6 hereof. Without limiting the foregoing, none of the

Trustee or the Certificateholders shall have any right to setoff against Advance Reimbursement Amounts hereunder. An Advance Facility may be terminated by the joint written direction of the Servicer and the related Advance Financing Person. Written notice of such termination shall be delivered to the Trustee in the manner set forth in Section 14.8 hereof. None of the Depositor or the Trustee shall, as a result of the existence of any Advance Facility, have any additional duty or liability with respect to the calculation or payment of any Advance Reimbursement Amount, nor, as a result of the existence of any Advance Facility, shall the Depositor or the Trustee have any additional responsibility to track or monitor the administration of the Advance Facility or the payment of Advance Reimbursement Amounts to the Servicer’s Assignee. The Servicer shall indemnify the Depositor, the Trustee, the Certificateholders, any successor Servicer and the Trust Fund for any claim, loss, liability or damage resulting from any claim by the related Advance Financing Person, except to the extent that such claim, loss, liability or damage resulted from or arose out of negligence, recklessness or willful misconduct on the part of the Depositor, the Trustee or any successor Servicer, as the case may be, or failure by the successor Servicer or the Trustee, as the case may be, to remit funds as required by this Agreement or the commission of an act or omission to act by the successor Servicer or the Trustee, as the case may be, and the passage of any applicable cure or grace period, such that a Servicer Event of Default under this Agreement occurs or such entity is subject to termination for cause under this Agreement. The Servicer shall maintain and provide to any successor Servicer and, upon request, the Trustee a detailed accounting on a loan-by-loan basis as to amounts advanced by, pledged or assigned to, and reimbursed to any Advance Financing Person. The successor Servicer shall be entitled to rely on any such information provided by the predecessor Servicer, and the successor Servicer shall not be liable for any errors in such information.

     (d) As between a predecessor Servicer and its Advance Financing Person, on the one hand, and a successor Servicer and its Advance Financing Person, if any, on the other hand, Advance Reimbursement Amounts on a loan-by-loan basis with respect to each Mortgage Loan as to which a Monthly Advance and/or Servicing Advance shall have been made and be outstanding shall be allocated on a “first-in, first out” basis. In the event the Servicer’s Assignee shall have received some or all of an Advance Reimbursement Amount related to Monthly Advances and/or Servicing Advances that were made by a Person other than such predecessor Servicer or its related Advance Financing Person in error, then such Servicer’s Assignee shall be required to remit any portion of such Advance Reimbursement Amount to each Person entitled to such portion of such Advance Reimbursement Amount. Without limiting the generality of the foregoing, the Servicer shall remain entitled to be reimbursed by the Advance Financing Person for all Monthly Advances and/or Servicing Advances funded by the Servicer to the extent the related Advance Reimbursement Amounts have not been assigned or pledged to such Advance Financing Person or Servicer’s Assignee.

     (e) For purposes of any Officer’s Certificate of the Servicer made pursuant to Section 4.6(c), any Non-recoverable Advance referred to therein may have been made by such Servicer or any predecessor Servicer. In making its determination that any Monthly Advance or Servicing Advance theretofore made has become a Non-recoverable Advance, the Servicer shall apply the same criteria in making such determination regardless of whether such Monthly Advance or Servicing Advance shall have been made by the Servicer or any predecessor Servicer.

     (f) Any amendment to this Section 5.11 or to any other provision of this Agreement that may be necessary or appropriate to effect the terms of an Advance Facility as described generally in this Section 5.11, including amendments to add provisions relating to a successor Servicer, may be entered into by the Trustee, the Depositor and the Servicer without the consent of any Certificateholder, provided such amendment complies with Section 14.3 hereof. All reasonable costs and expenses (including attorneys’ fees) of each party hereto of any such amendment shall be borne solely by the Servicer. The parties hereto hereby acknowledge and agree that: (i) the Monthly Advances and/or Servicing Advances financed by and/or pledged to an Advance Financing Person under any Advance Facility are obligations owed to the Servicer payable only from the cash flows and proceeds received under this Agreement for reimbursement of Monthly Advances and/or Servicing Advances only to the extent provided herein, and the Trustee and the Trust are not, as a result of the existence of any Advance Facility, obligated or liable to repay any Monthly Advances and/or Servicing Advances financed by the Advance Financing Person; (ii) the Servicer will be responsible for remitting to the Advance Financing Person the applicable amounts collected by it as reimbursement for Advances and/or Servicing Advances funded by the Advance Financing Person, subject to the provisions of this Agreement; and (iii) the Trustee shall not have any responsibility to track or monitor the administration of the financing arrangement between the Servicer and any Advance Financing Person.

     SECTION 5.12 Merger or Consolidation of, or Assumption of the Obligations of the Servicer.

     Any entity into which the Servicer may be merged or consolidated, or any entity resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any corporation succeeding to the business of the Servicer, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor Servicer shall satisfy all the requirements of Section 6.5 with respect to the qualifications of a successor Servicer.

     In accordance with the foregoing, effective on or about July 1, 2005, Ocwen Federal Bank FSB will transfer substantially all of its rights and obligations to its Affiliate, Ocwen Loan Servicing, LLC (“OLS”), and upon such effective date OLS shall become the Interim Servicer for all purposes under this Agreement and Ocwen Federal Bank FSB shall have no rights or obligations under this Agreement.

     SECTION 5.13 Limitation on Liability of the Servicer and Others.

     Neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Trust or the Certificateholders for any action taken or for refraining from the taking of any action by the Servicer in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of its willful misfeasance, bad faith or negligence in the performance of duties of the Servicer or by reason of its reckless disregard of its obligations and duties of the Servicer hereunder; provided, further, that this provision shall not be construed to entitle the Servicer to indemnity in the event that amounts advanced by the Servicer to retire any senior lien exceed Liquidation Proceeds (in excess of related liquidation expenses) realized with respect to the related Mortgage Loan. The Servicer and any director or officer or employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer and any director or officer or employee or agent of the Servicer shall be indemnified by the Trust and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of its reckless disregard of obligations and duties hereunder. The Servicer may undertake any such action which it may deem necessary or desirable in respect of this Agreement, and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust and the Servicer shall be entitled to pay such expenses from the proceeds of the Trust or to be reimbursed therefor pursuant to this Agreement upon presentation to the Trustee of documentation of such expenses, costs and liabilities. The Servicer’s right to indemnity or reimbursement pursuant to this Section shall survive any resignation or termination of the Servicer pursuant to this Agreement with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination). This paragraph shall apply to the Servicer solely in its capacity as Servicer hereunder and in no other capacities.

ARTICLE VI

DEFAULT

     SECTION 6.1 Servicer Events of Default.

     Each of the following shall constitute a Servicer Event of Default on the part of the Servicer (each a “Servicer Event of Default”):

     (a) (i) failure by the Servicer to make any required Monthly Advance; or (ii) any other failure by the Servicer to deposit in the Custodial Account any deposit required to be made under the terms of this Agreement which continues unremedied for a period of one Business Day after the date upon which written notice of such failure shall have been given to the Servicer by the Trustee or by any Holder of a Regular Certificate evidencing at least 25% of the Voting Rights;

     (b) failure by the Servicer to make any required Servicing Advance which failure continues unremedied for a period of 30 days, or the failure by the Servicer duly to observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer as set forth in this Agreement, which failure continues unremedied for a period of 30 days, after the date (i) on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or by any Holder of a Regular Certificate evidencing at least 25% of the Voting Rights or (ii) actual knowledge of such failure by a Servicing Officer of the Servicer;

     (c) failure by the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement, including, but not limited to, breach by the Servicer of any one or more of the representations, warranties and covenants of the Servicer contained in Section 3.5, which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee;

     (d) failure by the Servicer to maintain its license to do business in any jurisdiction where the Mortgaged Property is located if such license is required;

     (e) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, including bankruptcy, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days;

     (f) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its assets;

     (g) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or cease its normal business operations for three Business Days; and

     (h) the aggregate amount of Cumulative Realized Losses incurred since the Cut-off Date through the last day of the related Collection Period divided by the sum of (i) aggregate Scheduled Principal Balance of the Closing Date Mortgage Loans as of the Cut-off Date and (ii) the Original Pre-Funded Amount, exceeds the applicable percentages set forth below with respect to such Distribution Date:

Distribution Date Occurring In	Percentage
July 2007-June 2008	3.00% for the first month plus an additional 1/12th of 2.00% for each month thereafter

July 2008-June 2009	5.00% for the first month plus an additional 1/12th of 1.50% for each month thereafter

July 2009-June 2010	6.50% for the first month plus an additional 1/12th of 1.00% for each month thereafter

July 2010-June 2011	7.50% for the first month plus an additional 1/12th of 0.75% for each month thereafter

July 2011 and thereafter	8.25%

     If the Servicer obtains knowledge of a Servicer Event of Default, the Servicer shall promptly notify the Trustee and the Depositor.

     So long as a Servicer Event of Default shall not have been remedied within the applicable grace period, (x) with respect solely to clause (a)(i) above, if such Monthly Advance is not made by 2:00 P.M., New York time, on the Business Day immediately following the Servicer Remittance Date, the Depositor or the Trustee may terminate by notice in writing to the Servicer all of the rights and obligations of the Servicer under this Agreement, and the Trustee, or a successor servicer appointed in accordance with Section 6.5, shall immediately make such Monthly Advance and assume, pursuant to Section 6.5, the duties of a successor Servicer, and (y) in the case of (a)(ii) through (h) above, the Depositor or the Trustee may, or at the direction of the Holders of each Class of Regular Certificates evidencing Percentage Interests aggregating not less than 66% shall, by notice then given in writing to the Servicer (and to the Trustee if given by Holders of Certificates), terminate all of the rights and obligations of the Servicer as servicer under this Agreement. Any such notice to the Servicer shall also be given to each Rating Agency, the Depositor and the Seller.

     Upon receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 6.5. Upon written request from the Trustee, the Servicer shall, at its expense, prepare, execute and deliver to the successor entity designated by the Trustee any and all documents and other instruments, place in such successor’s possession all Mortgage Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Mortgage Loans and related documents, at the Servicer’s sole expense. The Servicer shall cooperate with the Trustee and such successor in effecting the termination of the Servicer’s responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

SECTION 6.2 Waiver of Defaults.

     By a written notice, the Trustee may waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Servicer Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

SECTION 6.3 Prepayment Premiums.

     (a) On the later of (x) the Servicer Remittance Date next following the earlier of discovery or receipt of notice by the Originator of the breach of the representation made by the Originator in clause (yy) of Schedule V, which breach materially and adversely affects the interests of the Holders of the Class P Certificates to any Prepayment Premium and (y) the Servicer Remittance Date next following the Prepayment Period relating to such a breach, the

Originator shall remit to the Trustee for deposit into the Payment Account the amount of the scheduled Prepayment Premium, less any amount collected and deposited by the Servicer into the Collection Account in respect of such Prepayment Premium, as a “Transferor Prepayment Premium Payment Amount”; and

     (b) On the later of (x) the Servicer Remittance Date next following the earlier of discovery by the Servicer or receipt of notice by the Servicer of the breach of the covenant made by the Servicer in Section 4.22, which breach materially and adversely affects the interests of the Holders of the Class P Certificates to any Prepayment Premium and (y) the Servicer Remittance Date next following the Prepayment Period relating to such a breach, the Servicer shall deposit into the Collection Account, as a Servicer Prepayment Premium Payment Amount, the amount of the waived Prepayment Premium.

     (c) Neither the right of the Holders of the Class P Certificates to any Servicer Prepayment Premium Payment Amounts nor to any Transferor Prepayment Premium Payment Amount, each as described in this Section 6.3 shall be an asset of any REMIC created under this Agreement.

     SECTION 6.4 Directions by Certificateholders and Duties of Trustee During Event of Default.

     During the continuance of any Servicer Event of Default, Certificateholders representing 66 2/3% Voting Interests may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (i) the conducting or defending of any administrative action or litigation hereunder or in relation hereto and (ii) the terminating of the Servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred therein or thereby; and, provided further, that the Trustee shall have the right to decline to follow any such direction if the Trustee, in accordance with an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability for which it is not indemnified to its satisfaction or be unjustly prejudicial to the non-assenting Certificateholders.

     SECTION 6.5 Appointment of Successor Servicer.

     (a) The Trustee shall be entitled to terminate the rights and obligations of the Servicer, as applicable, upon the occurrence of a Servicer Event of Default; provided, however, that in the event of termination of the Servicer by the Trustee, the Trustee shall provide for the servicing of the Mortgage Loans by a successor Servicer as provided in this Section 6.5.

     (b) On and after the time any Servicer resigns or is terminated pursuant to the terms of this Agreement, subject to the rights of the Servicing Rights Pledgee as set forth in Section 5.9 and in Section 6.05(c) hereof, the Trustee either shall appoint a successor servicer pursuant to this Agreement or shall assume the obligations of such Servicer in its capacity as Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on such Servicer by the terms and provisions of this Agreement and applicable law; provided, however, it is understood and acknowledged by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to such successor Servicer. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans that the Servicer would have been entitled to charge to the Payment Account if the Servicer had continued to act hereunder. Notwithstanding the foregoing, if the Trustee has become the successor to the Servicer, the Trustee may, if it shall be unwilling to so act, or if it is otherwise unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution as the successor to the Servicer pursuant to this Agreement in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer thereunder.

     (c) In the event of a Servicer Event of Default, notwithstanding anything to the contrary in this Agreement, the Trustee and the Depositor hereby agree that upon delivery to the Trustee by the Servicing Rights Pledgee of a letter signed by the Servicer within ten Business Days of when notification of such event shall have been provided to the Trustee, whereunder the Servicer shall resign as Servicer under this Agreement, the Servicing Rights Pledgee or its designee shall be appointed as successor Servicer (provided that at the time of such appointment the Servicing Rights Pledgee or such designee meets the requirements of a successor Servicer set forth below) and the Servicing Rights Pledgee agrees to be subject to the terms of this Agreement.

     (d) Any successor to the Servicer shall be an institution that is a Fannie Mae-and Freddie Mac-approved servicer in good standing, has a net worth of at least $25,000,000 and is willing to service the Mortgage Loans and shall execute and deliver to the Depositor and the Trustee an agreement accepting such delegation and assignment, which contains an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of such Servicer, with like effect as if originally named as a party to this Agreement; provided further that each Rating Agency acknowledges that its rating of the Certificates in effect immediately prior to such assignment and delegation shall not be downgraded, withdrawn or qualified as a result of such assignment and delegation. Pending the appointment of a successor to the terminated Servicer, the Trustee shall assume the obligations of such Servicer in its capacity as Servicer as provided in Section 6.5(b) above.

     (e) In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree, up to the amount of the Servicing Fee. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Neither the Trustee nor any other successor Servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any remittance or payment hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of the resigning or replaced Servicer to deliver or provide, or any delay in delivering or providing, any cash, information, documents or records to it.

     (f) So long as the Servicer is terminated upon the occurrence of a Servicer Event of Default as described in Section 6.1, upon written request from the Trustee, the Servicer shall (subject to the rights of the Servicing Rights Pledgee), at its expense, prepare, execute and deliver to the successor entity designated by the Trustee any and all documents and other instruments, place in such successor’s possession all Mortgage Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Mortgage Loans and related documents, at the Servicer’s sole expense. The Servicer shall cooperate with the Trustee and such successor in effecting the termination of the Servicer’s responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

     To the extent that the costs and expenses of the Trustee related to any termination of a Servicer, appointment of a successor servicer or the transfer and assumption of servicing by the Trustee with respect to this Agreement (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the Servicer as a result of an event of default by such Servicer and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor Servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor Servicer to service the Mortgage Loans in accordance with this Agreement) are not fully and timely reimbursed by the terminated Servicer, the Trustee shall be entitled to reimbursement of such costs and expenses from the Payment Account. The Servicer being terminated pursuant to Section 6.1 shall bear all reasonable out-of-pocket costs of a subservicing transfer, including but not limited to those of the Trustee, legal fees and expenses, accounting and financial consulting fees and expenses, and costs of amending the Agreement, if necessary.

     (g) If the Trustee acts as Servicer, it will not assume liability for the representations and warranties of the Servicer, if any, that it replaces.

     (h) Any successor to the Servicer shall give notice to the related Mortgagors of such change of servicer and shall, during the term of its service as Servicer maintain in force the policy or policies that such Servicer is required to maintain pursuant to this Agreement.

     (i) No successor servicer will be responsible for delays attributable to the Servicer’s failure to deliver information, defects in the information supplied by the Servicer or other circumstances beyond the control of the successor servicer. The successor servicer will make arrangements with the Servicer for the prompt and safe transfer of, and the Servicer shall provide to the successor Servicer, all necessary servicing files and records, including (as deemed necessary by the successor Servicer at such time): (i) microfiche loan documentation, (ii) servicing system tapes, (iii) mortgage loan payment history, (iv) collections history and (v) the trial balances, as of the close of business on the day immediately preceding conversion to the successor servicer, reflecting all applicable mortgage loan information. The successor servicer shall have no responsibility and shall not be in default hereunder nor incur any liability for any failure, error, malfunction or any delay in carrying out any of its duties under this Agreement if any such failure or delay results from the successor servicer acting in accordance with information prepared or supplied by a Person other than the successor servicer or the failure of any such Person to prepare or provide such information. The successor servicer shall have no responsibility, shall not be in default and shall incur no liability (i) for any act or failure to act by any third party, including the servicer, or for any inaccuracy or omission in a notice or communication received by the successor servicer from any third party or (ii) which is due to or results from the invalidity, unenforceability of any Mortgage Loan with applicable law or the breach or the inaccuracy of any representation or warranty made with respect to any Mortgage Loan.

ARTICLE VII

ADMINISTRATION OF TRUST FUND

     SECTION 7.1 Servicer Remittances.

     (a) On each Servicer Remittance Date by no later than 3:00 p.m. New York City time, the Servicer shall remit by wire transfer of immediately available funds to the Trustee the sum of the following (the “Servicer Remittance Amount”):

     (i) all amounts deposited in the Custodial Accounts as of the close of business on the Determination Date (net of charges against or withdrawals from the Custodial Account pursuant to Section 4.6), plus

     (ii) all amounts, if any, which the Servicer is obligated to advance pursuant to Section 7.4, minus

     (iii) any amounts attributable to Principal Prepayments received after the applicable Prepayment Period which amounts shall be remitted on the following Servicer Remittance Date, together with any additional interest required to be deposited in the Custodial Account in connection with such Principal Prepayments in accordance with Section 4.4, and minus

     (iv) any amounts attributable to Scheduled Monthly Payments collected but due on a Due Date or Dates subsequent to the first day of the calendar month of the Servicer Remittance Date, which amounts shall be remitted on the Servicer Remittance Date next succeeding the Due Period for such amounts.

     All remittances required to be made to the Trustee shall be made to the following wire account or to such other account as may be specified by the Trustee from time to time:

JPMorgan Chase Bank, National Association
ABA#: 021000021
Account Name: Incoming Wire — NY Structured Finance
Account Number: 507947541
For further credit to: 10223567.1

     With respect to any remittance received by the Trustee after the Servicer Remittance Date on which such payment was due, the Servicer shall pay to the Trustee interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus three percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Servicer on the date such late payment is made and shall cover the period commencing with the day following the Business Day on which such payment was due and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted on the next succeeding Servicer Remittance Date. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Servicer Event of Default by the Servicer.

     SECTION 7.2 Reporting to the Trustee.On the second Business Day following each Determination Date but in no event less than four Business Days prior to the related Distribution Date, the Servicer shall deliver to the Trustee by telecopy (or by such other means as the Servicer and the Trustee may agree from time to time) a report, with the information identified in Exhibit W (a “Remittance Report”) with respect to the related Distribution Date. On the same date, the Servicer shall forward to the Trustee by overnight mail a computer readable magnetic tape or diskette or in such other medium as may be agreed between the Servicer and the Trustee containing the information set forth in such Remittance Report with respect to the related Distribution Date. Not later than the close of business New York time on the Servicer Remittance Date, the Servicer shall deliver or cause to be delivered to the Trustee in addition to the information provided on the Remittance Report, such other information reasonably available to it with respect to the Mortgage Loans as the Trustee may reasonably request or order in order for the Trustee to perform the calculations necessary to make the distributions contemplated by Section 8.1 and to prepare the statements to Certificateholders contemplated by Section 7.14. The Trustee shall not be responsible to recompute, recalculate or verify any information provided to it by the Servicer.

     SECTION 7.3 Repurchase upon Early Payment Default

     The Originator will purchase any Mortgage Loan for which the Mortgagor does not make the first Scheduled Monthly Payment due after such Mortgage Loan is sold to the Trustee for the benefit of the Certificateholders and such Scheduled Monthly Payment is not received by the following Due Date. The Originator will purchase such Mortgage Loan from the Trust at the Repurchase Price for such Mortgage Loan by the third Business Day after the second Due Date following the sale of such Mortgage Loan to the Trustee for the benefit of the Certificateholders. In lieu of repurchasing the applicable Mortgage Loan, the Originator may substitute a Qualified Substitute Mortgage Loan for such Mortgage Loan subject to and in accordance with the procedures in Section 3.6.

     SECTION 7.4 Monthly Advances by Servicer.

     No later than the close of business on the Servicer Remittance Date, the Servicer shall deposit in the Custodial Account either (i) from its own funds, (ii) from amounts held for future distribution, or (iii) in the form of any combination of (i) and (ii) aggregating to a total amount of Advances to be made by the Servicer with respect to the Mortgage Loans and REO Properties. In addition, the Servicer shall have the right to reimburse itself for any such Monthly Advances from amounts held in the Custodial Account in accordance with Section 4.6 from time to time to the extent such amounts are not then required to be distributed. Any amounts held for future distribution and so used shall be replaced by the Servicer by deposit in the Custodial Account on or before any future Servicer Remittance Date if funds in the Custodial Account on such Servicer Remittance Date shall be less than payments to the Trustee required to be made on such Servicer Remittance Date. In addition, the Servicer may reimburse itself from any amounts in the Custodial Account for any prior Monthly Advances or Servicing Advances that were not reimbursed at the time a Mortgage Loan was modified. The Servicer’s obligation to make such Monthly Advances as to any Mortgage Loan will continue through the last Scheduled Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the earlier of: (a) the last Servicer Remittance Date prior to the Servicer Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the Mortgage Loan; and (b) the Servicer Remittance Date prior to the date the Mortgage Loan is converted to REO Property; provided, however, that any such obligation under this Section 7.4 shall cease if the Servicer determines, in its sole reasonable opinion, that advances with respect to such Mortgage Loan are non-recoverable by the Servicer from Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds, or otherwise with respect to a particular Mortgage Loan. The Servicer will only advance the interest portion on REO Properties. In the event that the Servicer determines that any such advances are non-recoverable, the Servicer shall provide the Trustee with an Officer’s Certificate evidencing such determination. No Monthly Advances are required to be made with respect to reductions in the amount of monthly payments on the Mortgage Loans resulting from reductions made by a bankruptcy court in the amount of a Scheduled Monthly Payment owed by a Mortgagor or reductions of the applicable Mortgage Rate by application of the Relief Act or similar laws.

     SECTION 7.5 [Reserved].

     SECTION 7.6 Compensating Interest Payments.

     Not later than the close of business on each Servicer Remittance Date, the Servicer shall deliver to the Trustee for deposit in the Payment Account an amount equal to the lesser of (a) the aggregate of the Prepayment Interest Shortfalls on the Mortgage Loans for the related Distribution Date resulting from such Principal Prepayments in full on the Mortgage Loans during the related Prepayment Period and (b) 50% of its aggregate Servicing Fee received in the related Collection Period. The Servicer shall apply Compensating Interest to offset any Prepayment Interest Shortfalls on the Mortgage Loans. The Servicer shall not have the right to reimbursement for any amount remitted to the Trustee for deposit in the Payment Account in respect of Compensating Interest. Such amounts so remitted shall be included in the Available Distribution Amount and distributed therewith on the next Distribution Date. The Servicer shall not be obligated to pay Compensating Interest Payment with respect to shortfalls resulting from application of the Relief Act.

     SECTION 7.7 Payment Account.

     (a) The Trustee shall establish and maintain an account entitled “Payment Account for the benefit of the Holders of the First NLC Trust 2005-2, Mortgage-Backed Certificates,

Series 2005-2.” The Trustee shall deposit or cause to be deposited into the Payment Account, no later than the Business Day following the Closing Date and each Subsequent Sale Date, any amounts received with respect to the Mortgage Loans representing Scheduled Monthly Payments on the Mortgage Loans due after the applicable Cut-off Date and Scheduled Monthly Payments received after the applicable Cut-off Date and on or before the Closing Date and each Subsequent Sale Date. Thereafter, the Trustee shall, promptly upon receipt from the Servicer on each Servicer Remittance Date, deposit into the Payment Account and retain on deposit the following amounts:

     (i) the aggregate of collections with respect to the Mortgage Loans remitted by the Servicer from the Custodial Account and the amount of any Advances and Compensating Interest Payments remitted by the Servicer with respect to the Mortgage Loans;

     (ii) any amounts payable in connection with the repurchase of any Mortgage Loan pursuant to Section 3.6 and all amounts required to be deposited by the Servicer in connection with a shortfall in principal amount of any Qualified Substitute Mortgage Loan pursuant to Section 3.6;

     (iii) any amounts required to be deposited in the Payment Account by the Trustee with respect to the Mortgage Loans for the related Due Period pursuant to this Agreement, including the amount of any Advances or Compensating Interest Payments to be made by it hereunder with respect to the Mortgage Loans; and

     (iv) any other amounts so required to be deposited in the Payment Account for the related Due Period and Prepayment Period pursuant to this Agreement.

     (b) On each Distribution Date, the Trustee shall withdraw funds on deposit in the Payment Account pursuant to Section 7.8 and distribute the Available Distribution Amount to the Certificateholders and any other parties entitled thereto in the amounts and priorities set forth in Section 8.1. The Trustee may from time to time withdraw from the Payment Account and pay the Trustee or any Servicer any amounts permitted to be paid or reimbursed to such Person from funds in the Payment Account hereunder.

     (c) In the event the Trustee or a Servicer has remitted in error to the Payment Account any amount not required to be remitted in accordance with this Agreement, the Trustee may at any time withdraw such amount from the Payment Account for repayment to itself or to the Servicer, as applicable.

     (d) The Payment Account shall be an Eligible Account. If an existing Payment Account ceases to be an Eligible Account, the Trustee shall establish a new Payment Account that is an Eligible Account within 30 days and transfer all funds on deposit in such existing Payment Account into such new Payment Account.

     (e) Funds in the Payment Account shall remain uninvested.

     (f) The foregoing requirements for deposit in the Payment Account are exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges, assumption fees and other incidental fees and charges relating to the Mortgage Loans need not be deposited by the Servicer in the Payment Account and may be retained by the Servicer as additional servicing compensation.

     SECTION 7.8 Permitted Withdraws from the Payment Account.

     The Trustee shall, from time to time, make, or cause to be made, withdrawals from the Payment Account for the following purposes:

     (i) on each Distribution Date, to distribute the Available Distribution Amount for the related Distribution Date to the Certificateholders and any other parties entitled thereto in the amounts and priorities set forth in Section 8.1;

     (ii) to withdraw funds deposited in error in the Payment Account;

     (iii) to pay to itself income earned, net of losses incurred, on the investment of funds deposited in the Payment Account;

     (iv) to reimburse any Servicer for previously unreimbursed Advances made by such Servicer and otherwise reimbursable pursuant to the terms of this Agreement; it being understood, in the case of any such reimbursement, that the Servicer’s right thereto shall be limited to collections on the Mortgage Loans to which such Advances relate and shall be prior to the rights of the Certificateholders;

     (v) to reimburse any Servicer, from the related Liquidation Proceeds following a final liquidation of a Mortgage Loan, for any amounts that represent Non-recoverable Advances with respect to such Mortgage Loan; it being understood, in the case of any such reimbursement, that such Servicer’s right thereto shall be prior to the rights of the Certificateholders;

     (vi) to reimburse itself or any Servicer for expenses incurred by and recoverable by or reimbursable to it or such Servicer pursuant to any provision of this Agreement, to the extent expressly permitted hereunder or thereunder;

     (vii) to pay to itself the Trustee Fee and Administrative Expenses for such Distribution Date and to reimburse and pay the Trustee for expenses, disbursements and indemnities amounts (if any) reimbursable pursuant to any provision of this Agreement, it being understood, in the case of any such reimbursements or payments, that the right of the Trustee thereto shall be prior to the rights of the Certificateholders;

     (viii) to reimburse the Trustee (solely in its capacity as successor Servicer) or any other successor Servicer, for any fee, expense or advance occasioned by a termination of the Servicer, and the assumption of such duties by the Trustee or a successor Servicer appointed by the Trustee in each case to the extent not reimbursed by the terminated Servicer, it being understood, in the case of any such reimbursement or payment, that the right of the successor Servicer or the Trustee thereto shall be prior to the rights of the Certificateholders;

     (ix) to make payment to itself and others pursuant to any provision of this Agreement, to the extent expressly provided hereunder; and

     (x) to clear and terminate the Payment Account upon the final distribution on the Certificates pursuant to Section 12.2.

     SECTION 7.9 [Reserved].

     SECTION 7.10 Reserve Account

     (a) The Trustee shall establish and maintain the Reserve Account, held in trust for the benefit of the Holders of the Certificates. The Trustee shall deposit in the Reserve Account on the date received by it, any Cap Payment received from the Cap Provider for the related Distribution Date.

     (b) On each Distribution Date, the Trustee shall withdraw from the Reserve Account any Cap Payment and apply it in the following order of priority:

     (i) to the Class A Certificates and Class M Certificates from the Reserve Account, pro rata, any remaining unpaid Net WAC Cap Carryover Amounts for such Distribution Date after distributions to holders of the Class A Certificates and Class M Certificates pursuant to Section 8.1(a)(iii)(D) hereof; and

     (ii) to the Holders of Class C Certificates, any remaining amount on deposit in the Reserve Account.

     (c) The Reserve Account shall not be an asset of any REMIC created pursuant to this Agreement. The Reserve Account will constitute an “outside reserve fund” for purposes of the REMIC Provisions. The beneficial owner of the Reserve Account is the Class C Certificateholder. For all federal tax purposes, amounts transferred or reimbursed by the Cap Provider to the Reserve Account shall be treated as a distribution by the Trustee from REMIC III to the Class C Interest and from the Class C Interest to the Class C Certificateholder.

     (d) Any Net WAC Cap Carryover Amounts (exclusive of payments from the Cap Agreement) paid by the Trustee pursuant to this Section 7.10 to the Class C Certificates, shall be accounted for by the Trustee as amounts paid first as a distribution from REMIC III to the holder of Class C Interest and from the holder of the Class C Interest to the Class C Certificates and then to the relevant Certificates from the Reserve Account. In addition, the Trustee shall account for the rights of Holders of the Class A and Class M Certificates to receive payments of Net WAC Cap Carryover Amounts as rights in limited recourse interest rate cap contracts written by the Class C Certificates in favor of the Holders of the Class A and Class M Certificates.

     (e) For federal tax return and information reporting, the right of the Holders of the Class A and Class M Certificates to receive payments under the Cap Agreement shall be assigned a value of zero.

     (f) Amounts in the Reserve Fund shall be held uninvested.

     SECTION 7.11 Pre-Funding Account.

     (a) The Trustee shall establish and maintain an account entitled “Pre-Funding Account for the benefit of Holders of the First NLC Trust 2005-2 Mortgage-Backed Certificates, Series 2005-2.” On the Closing Date, the Depositor will cause to be deposited to the Pre-Funding Account the Original Pre-Funded Amount. The Pre-Funding Account shall not be an asset of any REMIC created under this Agreement. The Pre-Funding Account will constitute an “outside reserve fund” for purposes of the REMIC Provisions.

     (b) The Pre-Funding Account shall be an Eligible Account. If an existing Pre-Funding Account ceases to be an Eligible Account, the Trustee shall establish a new Pre-Funding Account that is an Eligible Account within 30 days and transfer all funds on deposit in such existing Pre-Funding Account into such new Pre-Funding Account.

     (c) Amounts on deposit in the Pre-Funding Account (exclusive of investment earnings thereon) shall solely be applied to acquire Subsequent Mortgage Loans. On any Subsequent Sale Date, provided that the conditions set forth in Section 2.8 have been fully satisfied, the Depositor shall instruct the Trustee, in writing, to withdraw funds (exclusive of investment earnings) from the Pre-Funding Account (specifying the applicable sub-account, if applicable) in an amount equal to the price for the Subsequent Mortgage Loans to be acquired on such Subsequent Sale Date, and to pay such amount to the order of the Depositor. In no event shall the Trustee withdraw from the Pre-Funding Account, in the aggregate, an amount in excess of the Pre-Funded Amount (or portion thereof) deposited to such Account on the Closing Date.

     (d) During the Pre-Funding Period, amounts on deposit in the Pre-Funding Account may be invested only in Eligible Investments by the Trustee at the direction of the Depositor. In the absence of direction from the Depositor, on deposit in the Pre-Funding Account shall remain uninvested. All such Eligible Investments shall be made in the name of the Trustee (in it capacity as such) or its nominee and shall mature on or prior to the Business Day prior to the next Distribution Date. The amount of any losses incurred in respect of any such investments shall be paid by the Depositor by a deposit in the applicable Pre-Funding Account out of its own funds, without any right of reimbursement therefor, immediately as realized.

     (e) The Depositor shall be the legal owner of the Pre-Funding Account. All amounts earned on deposits in the Pre-Funding Account shall be taxable to the Depositor. The Trustee shall release to the Depositor all investment earnings in the Pre-Funding Account on the Business Day immediately following the end of the Pre-Funding Period.

     (f) On the last day of the Pre-Funding Period, the Trustee shall transfer any remaining Pre-Funded Amount to the Payment Account and shall remit any investment earnings in the Pre-Funding Account to the Depositor, and the Pre-Funded Amount will be included in the Principal Proceeds for distribution to the Certificateholders as an additional prepayment of principal on the immediately following Distribution Date in accordance with the priorities set forth in Section 8.1 and terminate the Pre-Funding Account.

     (g) Each Subsequent Mortgage Loan acquired with funds from the Pre-Funding Account shall be acquired pursuant to a fixed price contract within the meaning of Internal Revenue Code § 860G(a)(3)(A)(ii).

     SECTION 7.12 The Capitalized Interest Account.

     (a) The Trustee shall establish and maintain in its name, an account entitled “Capitalized Interest Account for the benefit of the Holders of First NLC Trust 2005-2 Mortgage-Backed Certificates, Series 2005-2.” On the Closing Date, the Depositor shall deposit in the Capitalized Interest Account the Original Capitalized Interest Amount.

     (b) The Capitalized Interest Account shall be an Eligible Account. If an existing Capitalized Interest Account ceases to be an Eligible Account, the Trustee shall establish a new Capitalized Interest Account that is an Eligible Account within 30 days and transfer all funds on deposit in such existing Capitalized Interest Account into such new Capitalized Interest Account.

     (c) On the Business Day preceding any Distribution Date occurring during or after the Pre-Funding Period, the Trustee shall withdraw from the Capitalized Interest Account an amount equal to the Capitalized Interest Requirement for deposit into the Payment Account for distribution to Certificateholders in accordance with Section 8.1 on such Distribution Date.

     (d) Amounts on deposit in the Capitalized Interest Account may be invested by the Trustee only in Eligible Investments at the written direction of the Depositor. All investment income and other gain on such investments shall be for the benefit of the Depositor and shall be subject to withdrawal on order of the Depositor from time to time. All such Eligible Investments shall mature on or prior to the Business Day prior to the next Distribution Date. The amount of any losses incurred in respect of any such Eligible Investments shall be paid by the Depositor by a deposit into the Capitalized Interest Account of its own funds, without right of reimbursement therefor, immediately as realized. In the event the Depositor does not provide written direction to the Trustee pursuant to this Section, all funds on deposit in the Capitalized Interest Account shall remain uninvested.

     (e) On or after the last day of the Pre-Funding Period, on the Servicer Remittance Date the Trustee shall transfer any remaining amounts on deposit in the Capitalized Interest Account as follows: (i) to the Payment Account, in the amount of the applicable Capitalized Interest Requirement, for inclusion in the Available Interest Funds for distribution to the Certificateholders on the immediately following Distribution Date in accordance with the priorities set forth in Section 8.1 and (ii) the remainder to the Depositor. After all amounts are remitted from the Capitalized Interest Account, the Trustee shall terminate such Account.

     (f) The Capitalized Interest Account shall not be an asset of any REMIC formed under this Agreement.

     SECTION 7.13 Calculation of LIBOR.

     LIBOR shall be calculated in accordance with Schedule IV.

     SECTION 7.14 Statements to Certificateholders.

     (a) Not later than each Distribution Date, the Trustee shall prepare and make available to each Certificateholder, the Servicer, the Depositor and each Rating Agency a statement setting forth with respect to the related distribution:

     (i) the amount thereof allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and Liquidation Proceeds included therein and the amount of the distribution made on such Distribution Date to the Holders of the Class P Certificates allocable to Prepayment Charges and Servicer Prepayment Premium Payment Amounts;

     (ii) the amount thereof allocable to interest, any accrued and unpaid interest amounts from prior Distribution Date that are included in such distribution and any remaining unpaid Interest Distribution Shortfall Amount after giving effect to such distribution, or Class C Distributable Amount, separately identified;

     (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

     (iv) the Certificate Principal Balance of each Class of Certificates after giving effect to the distribution of principal on such Distribution Date;

     (v) the aggregate Scheduled Principal Balance of the Mortgage Loans for the following Distribution Date;

     (vi) the Pre-Funded Amount;

     (vii) the amount of the Servicing Fees paid to or retained by the Servicer with respect to such Distribution Date, and the amount of Trustee Fees paid to or retained by the Trustee with respect to such Distribution Date;

     (viii) the Pass-Through Rate for each Class of Certificates with respect to such Distribution Date;

     (ix) the amount of Monthly Advances included in the distribution on such Distribution Date and the aggregate amount of Monthly Advances outstanding as of the close of business on such Distribution Date;

     (x) the number and aggregate principal amounts of Mortgage Loans (A) delinquent (exclusive of Mortgage Loans in foreclosure and bankruptcy) (1) 31 to 60 days, (2) 61 to 90 days and (3) 91 or more days, (B) in foreclosure and delinquent (1) 31 to 60 days, (2) 61 to 90 days and (3) 91 or more days, as of the close of business on the last day of the calendar month preceding such Distribution Date and (C) in bankruptcy;

     (xi) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number and Scheduled Principal Balance of such Mortgage Loan as of the close of business on the Determination Date preceding such Distribution Date;

     (xii) the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

     (xiii) the aggregate amount of Realized Losses incurred during the calendar month preceding such Distribution Date;

     (xiv) the aggregate principal balance of any Subsequent Mortgage Loans acquired by the Trust Fund in the related Due Period, the amount of funds remaining in each Pre-Funding Account (after taking into account any such acquisitions) and the amount of funds remaining in the Capitalized Interest Account (after giving effect to distributions on such Distribution Date); and

     (xv) the Net WAC Cap Carryover Amounts distributed on such Distribution Date, the amounts remaining after giving effect to distributions thereof on such Distribution Date and the amount of all Net WAC Cap Carryover Amounts covered by withdrawals from the Reserve Account on such Distribution Date;

     The Trustee will make the Distribution Date statement (and, at its option, any additional files containing the same information in an alternative format) available each month to Certificateholders and the other parties to this Agreement via the Trustee’s internet website. The Trustee’s internet web site shall initially be located at “www.jpmorgan.com/sfr.” Assistance in using the website can be obtained by calling the Trustee’s customer service desk at (877) 722-1095. Parties that are unable to use the above distribution option are entitled to have a paper copy mailed to them via first class mail by notifying the Trustee at 4 New York Plaza, 6th Floor, New York, New York 10004, Attention: Worldwide Securities Services/Global Debt, First NLC 2005-2. The Trustee shall have the right to change the way such reports are distributed in order to make such distribution more convenient and/or more accessible to the parties, and the Trustee shall provide timely and adequate notification to all parties regarding any such change.

     (b) The Trustee’s responsibility for disseminating the above information to the Certificateholders is limited to the availability, timeliness and accuracy of the information provided by the Servicer, and the Trustee shall be entitled to rely on such information and shall not be obligated to recalculate, reconcile or verify any such information.

     (c) Within a reasonable period of time after the end of each calendar year, if requested in writing, the Trustee shall cause to be furnished to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information set forth in clauses (a)(i), (a)(ii) and (a)(vii) of this Section 7.14 aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in effect.

     SECTION 7.15 Reports to the Securities and Exchange Commission.

     (a) The Depositor shall prepare or cause to be prepared an initial current report on Form 8-K. Thereafter, within 15 days after each Distribution Date, the Trustee shall, in accordance with industry standards, file with the Commission via the Electronic Data Gathering and Retrieval System (“EDGAR”) a Form 8-K with a copy of the statement to be furnished by the Trustee to the Certificateholders for such Distribution Date as an exhibit thereto.

     (b) Prior to January 30, 2006, the Trustee shall, in accordance with industry standards, file a Form 15 Suspension Notice with respect to the Trust Fund. On or prior to March 31, 2006, and unless and until a Form 15 Suspension Notice shall have been filed, prior to March 31 of each year thereafter, the Trustee shall prepare (and the Depositor will sign) and file a Form 10-K, in substance conforming to industry standards, with respect to the Trust Fund. The Form 10-K will include, among other things, a written certification covering servicing of the Mortgage Loans and signed by an officer of the Depositor that complies with (a) the Sarbanes-Oxley Act of 2002, as amended from time to time, and (b) the February 21, 2003 Statement by the Staff of the Division of Corporation Finance of the Securities and Exchange Commission Regarding Compliance by Asset-Backed Issuers with Exchange Act Rules 13a-14 and 15a-14, as in effect from time to time.

     (c) The Depositor hereby grants to the Trustee a limited power of attorney to execute and file the Form 8-K on behalf of the Depositor. Such power of attorney shall continue until either the earlier of (i) receipt by the Trustee from the Depositor of written termination of such power of attorney and (ii) the termination of the Trust Fund. The Depositor agrees to promptly furnish to the Trustee, from time to time upon request, such further information, reports and financial statements within its control related to this Agreement and the Mortgage Loans as the Trustee reasonably deems appropriate to prepare and file all necessary reports with the Commission. The Trustee shall have no responsibility to file any items other than those specified in this Section 7.14. The Trustee shall have no liability for any delay in filing the Form 10-K due to the failure of any party to timely sign the Form 10-K or any certification or report required to be filed in connection therewith.

     (d) Each person (including their officers or directors) that signs any Form 10-K and Form 8-K Certification shall be entitled to indemnification from the Trust Fund for any liability or expense incurred by it in connection with such certification, other than any liability or expense attributable to such Person’s own bad faith, negligence or willful misconduct. The provisions of this subsection shall survive any termination of this Agreement and the resignation or removal of such Person.

     (e)  Within 5 Business Days of March 15 of each year, the Trustee shall sign a certification (in the form attached hereto as Exhibit Y) for the benefit of the Depositor and its officers, directors and Affiliates (provided, however, that the Trustee shall not undertake an analysis of the accountant’s report attached as an exhibit to the Form 10-K). The Trustee shall indemnify and hold harmless the Depositor and its officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of the Trustee’s failure to deliver the certification (in the form attached hereto as Exhibit Y) pursuant to this Section 7.15(e) or any inaccuracy in such certification, other than any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of the Depositor’s or any Servicer’s breach of its obligations under this Agreement, the failure of any party to deliver any documents to the Trustee required to be filed hereunder or any inaccuracy or incompleteness of any information provided to the Trustee.

incurred by the Trustee in connection with this Section 7.15 shall not be reimbursable from the Trust Fund.

     SECTION 7.16 Cap Agreement.

     (a) The Trustee is hereby directed to execute, deliver and perform its obligations under the Cap Agreement on the Closing Date and thereafter on behalf of the Holders of the Certificates. The Sellers, the Servicer, the Depositor and the Certificateholders by acceptance of their Certificates acknowledge and agree that the Trustee shall execute, deliver and perform its obligations under the Cap Agreement and shall do so solely in its capacity as Trustee of the Trust Fund and not in its individual capacity.

     (b) The Trustee is hereby directed to represent and warrant to the Cap Provider under the Cap Agreement that the beneficial owner for United States federal income tax purposes of payments made under the Cap Agreement is either:

     (i) a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations (the “Regulations”)) for United States federal income tax purposes, or

     (ii) a “non-U.S. branch of a foreign person” as that term is used in section 1.1441-4(a)(3)(ii) of the Regulations for United States federal income tax purposes, and a “foreign person” as that term is used in section 1.6041-4(a)(4) of the Regulations for United States federal income tax purposes.

ARTICLE VIII

DISTRIBUTIONS AND LOSS ALLOCATION

     SECTION 8.1 Priorities of Distribution.

     (a) On each Distribution Date, the Trustee shall withdraw the Available Distribution Amount from funds then on deposit in the Payment Account and apply such funds in the following order of priority and, in each case, to the extent of Available Distribution Amount remaining:

     (i) Available Interest Funds will be distributed in the following order of priority:

     (A) first, to pay unpaid Administrative Expenses, if any;

     (B) second, concurrently to the Holders of each Class of Class A Certificates, pro rata based upon the entitlement of each such Class, its Interest Distribution Amount;

     (C) third, sequentially to the Holders of each Class of Class M Certificates in numeric order, its Interest Distribution Amount; and

     (D) fourth, for distribution as Excess Cash Flow pursuant to Section 8.1(a)(iii) below;

     (ii) Available Principal Funds will be distributed in accordance with Section 8.1(b) below;

     (iii) Excess Cash Flow, if any, will be distributed in the following order of priority:

     (A) first, to the Holders of each Class of Class A Certificates pro rata based upon the entitlement of each Class, any unpaid amounts due pursuant to clause (i) above;

     (B) second, to fund the Extra Principal Distribution Amount to be included in Available Principal Funds for distribution pursuant to clause 8.1(b) below;

     (C) third, to the Holders of the Class M Certificates sequentially in numeric order, (1) first, to pay any unpaid amounts due pursuant to clause 8.1(a)(i) above, and (2) second, to pay any Applied Loss Amount for such Distribution Date and unpaid Applied Loss Amount from a prior Distribution Date for such Class of Class M Certificates;

     (D) fourth, from amounts otherwise payable to the Class C Certificates, to the Holders of each Class of Class A and Class M Certificates, pro rata based upon the entitlement of each Class, any unpaid Net WAC Cap Carryover Amount; and

     (E) fifth, to the Holders of the Class C Certificates, the Class C Distributable Amount (in respect of the Class C Interest); and

     (F) to the Holders of the Class R and RX Certificates (from their respective REMICs), any remaining amounts; provided that if such Distribution Date is the Distribution Date immediately following the expiration of the latest Prepayment Premium term as identified on the Mortgage Loan Schedule or any Distribution Date thereafter, then any such remaining amounts shall be distributed first, to the Holders of the Class P Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and second, to the Holders of the Class R and RX Certificates.

     (b) On each Distribution Date, the Trustee shall apply the Available Principal Funds in the following order of priority and, in each case, to the extent of Available Principal Funds remaining:

     (i) if such Distribution Date is prior to the Stepdown Date or a Trigger Event is in effect on such Distribution Date:

     (A) first, to the Holders of the Class AV-1 Certificates in reduction of their Certificate Principal Balance, until reduced to zero; and

     (B) second, to the Holders of the Class AV-2 Certificates in reduction of their Certificate Principal Balance, until reduced to zero;

     (C) third, to the Holders of the Class AV-3 Certificates in reduction of their Certificate Principal Balance, until reduced to zero;

     (D) fourth, to the Holders of each Class of Class M Certificates sequentially in numeric order in reduction of their Certificate Principal Balance, each until reduced to zero; and

     (E) fifth, for distribution as Excess Cash Flow pursuant to Section 8.1(a)(iii) above; or

     (ii) on any other Distribution Date:

     (A) first, to the Holders of the Class AV-1 Certificates, the Senior Principal Distribution Amount, in reduction of their Certificate Principal Balance, until reduced to zero;

     (B) second, to the Holders of the Class AV-2 Certificates, any remaining Senior Principal Distribution amount, in reduction of their Certificate Principal Balance, until reduced to zero;

     (C) third, to the Holders of the Class AV-3 Certificates, any remaining Senior Principal Distribution amount, in reduction of their Certificate Principal Balance, until reduced to zero;

     (D) fourth, to the Holders of the Class M-1 Certificates, the Class M-1 Principal Distribution Amount, in reduction of their Certificate Principal Balance, until reduced to zero;

     (E) fifth, to the Holders of the Class M-2 Certificates, the Class M-2 Principal Distribution Amount, in reduction of their Certificate Principal Balance, until reduced to zero;

     (F) sixth, to the Holders of the Class M-3 Certificates, the Class M-3 Principal Distribution Amount, in reduction of their Certificate Principal Balance, until reduced to zero;

     (G) seventh, to the Holders of the Class M-4 Certificates, the Class M-4 Principal Distribution Amount, in reduction of their Certificate Principal Balance, until reduced to zero;

     (H) eighth, to the Holders of the Class M-5 Certificates, the Class M-5 Principal Distribution Amount, in reduction of their Certificate Principal Balance, until reduced to zero;

     (I) ninth, to the Holders of the Class M-6 Certificates, the Class M-6 Principal Distribution Amount, in reduction of their Certificate Principal Balance, until reduced to zero;

     (J) tenth, to the Holders of the Class M-7 Certificates, the Class M-7 Principal Distribution Amount, in reduction of their Certificate Principal Balance, until reduced to zero;

     (K) eleventh, to the Holders of the Class M-8 Certificates, the Class M-8 Principal Distribution Amount, in reduction of their Certificate Principal Balance, until reduced to zero;

     (L) twelfth, to the Holders of the Class M-9 Certificates, the Class M-9 Principal Distribution Amount, in reduction of their Certificate Principal Balance, until reduced to zero;

     (M) thirteenth, to the Holders of the Class M-10 Certificates, the Class M-10 Principal Distribution Amount, in reduction of their Certificate Principal Balance, until reduced to zero;

     (N) fourteenth, to the Holders of the Class M-11 Certificates, the Class M-11 Principal Distribution Amount, in reduction of their Certificate Principal Balance, until reduced to zero; and

     (O) fifteenth, for distribution as Excess Cash Flow pursuant to Section 8.1(a)(iii) above.

     (c) Amounts distributed to the Residual Certificates pursuant to Section 8.1(a)(iii)(F) above on any Distribution Date shall be allocated among the Residual Interests represented thereby such that each such interest is allocated the excess of funds available to the related REMIC over required distributions to the REMIC Regular Interests and/or Regular Certificates of such REMIC on such Distribution Date.

     (d) Amounts in the Reserve Account will be applied on each Distribution Date as set forth in Section 7.10.

     (e) On each Distribution Date, all amounts representing (i) Prepayment Premiums in respect of the Mortgage Loans received during the related Prepayment Period, (ii) any Servicer Prepayment Premium Payment Amounts received during the related Prepayment Period, and (iii) any Transferor Prepayment Premium Payment Amounts received during the related Prepayment Period shall be distributed to the Class P Certificate. The payment of the foregoing amounts shall not reduce the Certificate Principal Balance of the Class P Certificates.

     SECTION 8.2 Allocation of Realized Losses.

     (a) On or prior to each Determination Date, the Trustee shall determine the total amount of Realized Losses, with respect to the Prepayment Period related to the Distribution Date based upon information from the Servicer. If on any Distribution Date, after giving effect to all distributions on the Certificates on such Distribution Date and the increase of Certificate Principal Balance as a result of Subsequent Recoveries, the aggregate Certificate Principal Balance of the Certificates exceeds the sum of the aggregate Scheduled Principal Balance of the Mortgage Loans and the Pre-Funded Amount for such Distribution Date (such excess, an “Applied Loss Amount”), the Certificate Principal Balance of the Class M Certificates will be reduced in inverse order of priority of distribution. Applied Loss Amounts will be allocated in reduction of the Certificate Principal Balance to the Class M Certificates in reverse order of their respective numerical Class designations until the respective Certificate Principal Balance of each such Class is reduced to zero.

     (b) Any Applied Loss Amount allocated to a Class of Certificates or any reduction in the Certificate Principal Balance of a Class of Certificates pursuant to Section 8.2(a) above shall be allocated among the Certificates of such Class in proportion to their respective Certificate Principal Balance.

     (c) Any allocation of the Applied Loss Amount to a Certificate or any reduction in the Certificate Principal Balance of a Certificate pursuant to Section 8.2(a) above shall be accomplished by reducing the Certificate Principal Balance thereof immediately following the distributions made on the related Distribution Date in accordance with the definition of Certificate Principal Balance.

     SECTION 8.3 REMIC Distributions.

     (a) On each Distribution Date, the following amounts, in the following order of priority, shall be distributed by REMIC I to REMIC II on account of the Uncertificated REMIC I Regular Interests and distributed to the holders of the Class R Certificates (in respect of the Class R-I Interest), as the case may be:

     (i) to Uncertificated REMIC I Regular Interest LT1PF, Uncertificated REMIC I Regular Interest LT1ML and Uncertificated REMIC I Regular Interest LT1P in an amount equal to (A) Uncertificated Interest for such Uncertificated REMIC I Regular Interests for such Distribution Date, plus (B) any amounts payable in respect thereof remaining unpaid from previous Distribution Dates;

     (ii) to Uncertificated REMIC I Regular Interest LT1P, on the Distribution Date immediately following the expiration of the latest Prepayment Premium or any Distribution date thereafter until $100 has been distributed pursuant to this clause;

     (iii) to Uncertificated REMIC I Regular Interest LT1ML and Uncertificated REMIC I Regular Interest LT1PF in an amount equal to the remainder of the of the Available Distribution Amount for such Distribution Date after the distributions pursuant to (i) and (ii) above, allocated as follows:

     (1) to Uncertificated REMIC I Regular Interest LT1ML, until the Uncertificated Principal Balance of Uncertificated REMIC I Regular Interest LT1ML is reduced to zero;

     (2) to Uncertificated REMIC I Regular Interest LT1PF, until the Uncertificated Principal Balance of Uncertificated REMIC I Regular Interest LT1PF is reduced to zero;

     (3) any remaining amounts to the Class R Certificates (in respect of the Class R-I Interest); and

     (iv) on each Distribution Date, all amounts representing Prepayment Premiums in respect of the Mortgage Loans received during the related Prepayment Period shall be distributed by REMIC I to Uncertificated REMIC I Regular Interest LT1P. The payment of the foregoing amounts to Uncertificated REMIC I Regular Interest LT1P shall not reduce the Uncertificated Principal Balance thereof.

     (b) On each Distribution Date, the following amounts, in the following order of priority, shall be distributed by REMIC II to REMIC III on account of the REMIC II Regular Interests and distributed to the Holders of the Class R Certificates (in respect of the Class R-II Interest), as the case may be:

     (i) first, to the extent of the Available Distribution Amount to each Uncertificated REMIC II Regular Interest (other than Uncertificated REMIC II Regular Interest LT2P), pro rata, in an amount equal to (A) the Uncertificated Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates. Amounts payable as Uncertificated Interest in respect of Uncertificated REMIC II Regular Interest LT2ZZ shall be reduced and deferred when the REMIC II Overcollateralized Amount is less than the REMIC II Overcollateralization Target Amount, by the lesser of (x) the amount of such difference and (y) the Maximum LT2ZZ Uncertificated Interest Deferral Amount and such amount shall be payable to each Uncertificated REMIC II Regular Interest (other than Uncertificated REMIC II

Regular Interest LT2AA, Uncertificated REMIC II Regular Interest LT2ZZ and Uncertificated REMIC II Regular Interest LT2P) in the same proportion as the Overcollateralization Deficiency Amount is allocated to the Corresponding Certificates and the Uncertificated Principal Balance of Uncertificated REMIC II Regular Interest LT2ZZ shall be increased by such amount;

     (ii) to the Uncertificated REMIC II Regular Interests, in an amount equal to the remainder of the Available Distribution Amount for such Distribution Date after the distributions made pursuant to clause (i) above, allocated as follows:

     (1) 98.00% of such remainder (other than amounts payable under clause (3) below), to Uncertificated REMIC II Regular Interest LT2AA and Uncertificated REMIC II Regular Interest LT2P, until the Uncertificated Balance of such Uncertificated REMIC II Regular Interest is reduced to zero, provided, however, that REMIC II Regular Interest LT2P shall not be reduced until the Distribution Date immediately following the expiration of the latest Prepayment Premium or any Distribution Date thereafter, at which point such amount shall be distributed to Uncertificated REMIC II Regular Interest LT2P, until $100 has been distributed pursuant to this clause;

     (2) 2.00% of such remainder (other than amounts payable under clause (3) below) first, to each Uncertificated REMIC II Regular Interest (other than Uncertificated REMIC II Regular Interest LT2AA, Uncertificated REMIC II Regular Interest LT2ZZ and Uncertificated REMIC II Regular Interest LT2P), 1.00% and in the same proportion as principal payments are allocated to the Corresponding Certificates, until the Uncertificated Principal Balance of such Uncertificated REMIC II Regular Interests are reduced to zero and second, to Uncertificated REMIC II Regular Interest LT2ZZ, until the Uncertificated Principal Balance of such Uncertificated REMIC II Regular Interest is reduced to zero; and

     (3) any remaining amount to the Holders of the Class R Certificates (in respect of the Class R-II Interest);

     provided, however, that (i) 98.00% and (ii) 2.00% of any principal payments that are attributable to an Aggregate Overcollateralization Release Amount shall be allocated to (i) Uncertificated REMIC II Regular Interest LT2AA and REMIC II Regular Interest LT2P and (ii) Uncertificated REMIC II Regular Interest LT2ZZ, respectively; and

     (iii) on each Distribution Date, all amounts representing Prepayment Premiums received in respect of Uncertificated REMIC I Regular Interest LT1P shall be distributed to Uncertificated REMIC II Regular Interest LT2P. The payments of the foregoing amounts shall not reduce the Uncertificated Principal Balance of Uncertificated REMIC I Regular Interest LT2P.

     (c) Amounts distributed and losses allocated to (and Subsequent Recoveries with respect thereto) the Class M Certificates and the Class P Certificates pursuant to sections

8.01(a)(i)(C), 8.1(a)(iii)(B) and (C), 8.1(b)(i)(D), 8.1(b)(ii) (D) — (N) and 8.1(e)(i) and any distributions to the Class C Certificates shall be deemed distributed to the Corresponding Class of Uncertificated REMIC III Regular Interests and then to the respective Corresponding Class of Certificates.

     (d) The following losses shall be deemed to be allocated as follows:

     (i) The aggregate amount of any Net Prepayment Interest Shortfalls and the aggregate amount of any Relief Act Reductions incurred in respect of the Mortgage Loans for any Distribution Date shall be deemed to be allocated, pro rata, to the Uncertificated Interest payable to each of the Uncertificated REMIC I Regular Interests;

     (ii) All Realized Losses on the Mortgage Loans shall be deemed to be allocated on each Distribution Date to Uncertificated REMIC I Regular Interest LT1ML and Uncertificated REMIC I Regular Interest LT1PF until the Uncertificated Principal Balance of such Uncertificated Principal Balance shall be reduced to zero; provided, however, that until the end of the Pre-funding Period, all Realized Losses on the Closing Date Mortgage Loans shall be allocated to Uncertificated REMIC I Regular Interest LT1ML until the Uncertificated Principal Balance of such Uncertificated REMIC I Regular Interest shall be reduced to zero, and all Realized Losses on the Subsequent Mortgage Loans shall be all Realized Losses on the Closing Date Mortgage Loans shall be allocated to Uncertificated REMIC I Regular Interest LT1PF until the Uncertificated Principal Balance of such Uncertificated REMIC I Regular Interest shall be reduced to zero;

     (iii) The aggregate amount of any Net Prepayment Interest Shortfalls and the aggregate amount of any Relief Act Reductions incurred in respect of the Mortgage Loans for any Distribution Date shall be deemed to be allocated to Uncertificated Interest payable to each Uncertificated REMIC II Regular Interest (other than Uncertificated REMIC II Regular Interest LT2AA) pro rata based on, and to the extent of, one month’s interest at the then applicable respective Uncertificated REMIC II Pass-Through Rate on the respective Uncertificated Principal Balance of each such Uncertificated REMIC II Regular Interest; and

     (iv) All Realized Losses on the Mortgage Loans shall be deemed to be allocated on each Distribution Date to the following Uncertificated REMIC II Regular Interests in the specified percentages, as follows: first, to Uncertificated Interest payable to (i) Uncertificated REMIC II Regular Interest LT2AA and Uncertificated REMIC II Regular Interest LT2P and (ii) Uncertificated REMIC II Regular Interest LT2ZZ up to an aggregate amount equal to the REMIC II Interest Loss Allocation Amount, 98% and 2%, respectively; second, to the Uncertificated Principal Balances of Uncertificated REMIC II Regular Interest LT2AA and Uncertificated REMIC II Regular Interest LT2ZZ up to an aggregate amount equal to the REMIC II Principal Loss Allocation Amount, 98% and 2%, respectively; third, to the Uncertificated Principal Balances of Uncertificated REMIC II Regular Interest LT2AA, Uncertificated REMIC II Regular Interest LT2M11 and Uncertificated REMIC II Regular Interest LT2ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of Uncertificated REMIC II Regular Interest

LT2M11 has been reduced to zero; fourth, to the Uncertificated Principal Balances of Uncertificated REMIC II Regular Interest LT2AA, Uncertificated REMIC II Regular Interest LT2M10 and Uncertificated REMIC II Regular Interest LT2ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of Uncertificated REMIC II Regular Interest LT2M10 has been reduced to zero; fifth, to the Uncertificated Principal Balances of Uncertificated REMIC II Regular Interest LT2AA, Uncertificated REMIC II Regular Interest LT2M9 and Uncertificated REMIC II Regular Interest LT2ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of Uncertificated REMIC II Regular Interest LT2M9 has been reduced to zero; sixth, to the Uncertificated Principal Balances of Uncertificated REMIC II Regular Interest LT2AA, Uncertificated REMIC II Regular Interest LT2M8 and Uncertificated REMIC II Regular Interest LT2ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of Uncertificated REMIC II Regular Interest LT2M8 has been reduced to zero; seventh, to the Uncertificated Principal Balances of Uncertificated REMIC II Regular Interest LT2AA, Uncertificated REMIC II Regular Interest LT2M7 and Uncertificated REMIC II Regular Interest LT2ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of Uncertificated REMIC II Regular Interest LT2M7 has been reduced to zero; eighth, to the Uncertificated Principal Balances of Uncertificated REMIC II Regular Interest LT2AA, Uncertificated REMIC II Regular Interest LT2M6 and Uncertificated REMIC II Regular Interest LT2ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of Uncertificated REMIC II Regular Interest LT2M6 has been reduced to zero; ninth, to the Uncertificated Principal Balances of Uncertificated REMIC II Regular Interest LT2AA, Uncertificated REMIC II Regular Interest LT2M5 and Uncertificated REMIC II Regular Interest LT2ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of Uncertificated REMIC II Regular Interest LT2M5 has been reduced to zero; tenth, to the Uncertificated Principal Balances of Uncertificated REMIC II Regular Interest LT2AA, Uncertificated REMIC II Regular Interest LT2M4 and Uncertificated REMIC II Regular Interest LT2ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of Uncertificated REMIC II Regular Interest LT2M4 has been reduced to zero; eleventh, to the Uncertificated Principal Balances of Uncertificated REMIC II Regular Interest LT2AA, Uncertificated REMIC II Regular Interest LT2M3 and Uncertificated REMIC II Regular Interest LT2ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of Uncertificated REMIC II Regular Interest LT2M3 has been reduced to zero; twelfth, to the Uncertificated Principal Balances of Uncertificated REMIC II Regular Interest LT2AA, Uncertificated REMIC II Regular Interest LT2M2 and Uncertificated REMIC II Regular Interest LT2ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of Uncertificated REMIC II Regular Interest LT2M2 has been reduced to zero; and thirteenth, to the Uncertificated Principal Balances of Uncertificated REMIC II Regular Interest LT2AA, Uncertificated REMIC II Regular Interest LT2M1 and Uncertificated REMIC II Regular Interest LT2ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of Uncertificated REMIC II Regular Interest LT2M1 has been reduced to zero;

     (e) Notwithstanding anything to the contrary contained herein, the above distributions in this Section 8.3 (other than with respect to the Certificates that are deemed distributions, and distributions of funds to the Certificates) shall be made only in accordance with Sections 8.1 and 8.2 hereof.

ARTICLE IX

THE CERTIFICATES

     SECTION 9.1 The Certificates.

     (a) The Certificates shall be substantially in the forms attached hereto as Exhibits A and B. The Certificates shall be issuable in registered form, in the minimum denominations, integral multiples in excess thereof (except that one Certificate in each Class may be issued in a different amount which must be in excess of the applicable minimum denomination) and aggregate denominations per Class set forth in the Preliminary Statement.

     (b) Subject to Section 12.2 hereof respecting the final distribution on the Certificates, on each Distribution Date the Trustee shall make distributions to each Certificateholder of record on the preceding Record Date either (i) by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor, if such Holder has so notified the Trustee at least five Business Days prior to the related Record Date or (ii) by check mailed by first class mail to such Certificateholder at the address of such Holder appearing in the Certificate Register.

     (c) The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the countersignature and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless countersigned by the Trustee by manual signature, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates shall be dated the date of their countersignature. On the Closing Date, the Trustee shall authenticate the Certificates to be issued at the written direction of the Depositor or any Affiliate thereof.

     SECTION 9.2 Certificate Register; Registration of Transfer and Exchange of Certificates.

     (a) The Trustee shall maintain, or cause to be maintained in accordance with the provisions of Section 9.6 hereof, a Certificate Register for the Trust Fund in which, subject to the provisions of subsections (b) and (c) below and to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Upon surrender for registration of transfer of any Certificate, the Trustee shall execute and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class and aggregate Percentage Interest.

     At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon surrender of the Certificates to be exchanged at the office or agency of the Trustee. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate, and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the holder thereof or his attorney duly authorized in writing.

     No service charge to the Certificateholders shall be made for any registration of transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates may be required.

     All Certificates surrendered for registration of transfer or exchange shall be cancelled and subsequently destroyed by the Trustee in accordance with the Trustee’s customary procedures.

     (b) No transfer of a Certificate other than an Offered Certificate shall be made unless such transfer is (a) made between affiliates of the Depositor (inclusive of the Depositor), (b) by the Depositor to a trust for which it is the sponsor, or (c) made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such state securities laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect the transfer of a Private Certificate and such Certificateholder’s prospective transferee shall each certify to the Trustee in writing the facts surrounding the transfer (other than with respect to the initial transfer of the Class C and Class P Certificates) in substantially the forms set forth in Exhibit L (the “Transferor Certificate”) and (i) deliver a letter substantially in the form of either Exhibit M (the “Investment Letter”) or Exhibit N (the “Rule 144A Letter”) or (ii) there shall be delivered to the Trustee at the expense of the transferor an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act. The Depositor shall provide to any Holder of a Certificate and any prospective transferee designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. The Trustee shall cooperate with the Depositor in providing the Rule 144A information referenced in the preceding sentence, including providing to the Depositor such information regarding the Certificates, the Mortgage Loans and other matters regarding the Trust Fund as the Depositor shall reasonably request in the Trustee’s possession to meet its obligation under the preceding sentence. Each Holder of a Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor and the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     (c) No transfer of an ERISA Restricted Certificate shall be made unless the Trustee shall have received a Benefit Plan Affidavit in the form of Exhibit P including (i) a representation from the transferee of such Certificate to the effect that such transferee is not an employee benefit plan or arrangement, including a collective investment fund (or insurance company general account) or an individual retirement account that is subject to title I of ERISA, the Code or a governmental plan (as defined in section 3(32) of ERISA), or a church plan (as defined in section 3(33) of ERISA) or other employee benefit plan or retirement arrangement that is subject to any federal, state or local law (“Similar Law”) which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (each, a “Plan”) nor any person acting directly or indirectly on behalf of a Plan or using the assets of a Plan, (ii) in the case of an ERISA Restricted Certificate that has been the subject of an underwriting that meets the requirements of V(h) of PTCE 95-60 (defined below), if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60, or (iii) in the case of any such ERISA Restricted Certificate presented for registration in the name of a Plan subject to ERISA, or to Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement, or using such plan’s or arrangement’s assets, an Opinion of Counsel satisfactory to the Trustee, which Opinion of Counsel shall not be an expense of either the Trustee or the Trust Fund, addressed to the Trustee to the effect that the purchase and holding of such ERISA Restricted Certificate will not (a) result in the assets of the Trust Fund being deemed to be assets of a Plan (b) give rise to a fiduciary duty under ERISA on the part of the transferee, the Servicer or the Trustee or (c) be treated as, or result in, a prohibited transaction under ERISA or Section 4975 of the Code or any Similar Law. For purposes of the preceding sentence, in the event the Benefit Plan Affidavit is not so furnished, the representations referred to in the preceding sentence shall be deemed to have been made to the Trustee by the transferee’s (including an initial acquirer’s) acceptance of the ERISA Restricted Certificates. Neither a Benefit Plan Affidavit nor an Opinion of Counsel shall be required in connection with (i) the initial transfer of any Certificate by the Depositor to an affiliate of the Depositor, (ii) the transfer of any such Certificate to the issuer under the Indenture or the indenture trustee under the Indenture or (iii) a transfer of any such Certificate from the issuer under the Indenture or the indenture trustee under the Indenture to the Depositor or an Affiliate of the Depositor (in which case such transferee shall be deemed to have represented that it is not purchasing with Plan Assets) and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Depositor of the status of such transferee as an affiliate of the Depositor. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA Restricted Certificate to or on behalf of an employee benefit plan subject to ERISA or to the Code without compliance with the conditions described above shall be void and of no effect.

     To the extent permitted under applicable law (including ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 9.2(b) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

     No transfer of an ERISA Prohibited Certificate shall be made to a Plan or any person acting directly or indirectly on behalf of a Plan or using assets of a Plan

     (d) The preparation and delivery of all certificates and opinions referred to above in this Section 9.2 in connection with transfer shall be at the expense of the parties to such transfers, and not an expense of the Trustee or the Trust Fund.

     (e) Except as provided below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times:

     (i) registration of the Certificates may not be transferred by the Trustee except to another Depository;

     (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates;

     (iii) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository;

     (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants;

     (v) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as representatives of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and

     (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

     All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository’s normal procedures.

     If (i) (A) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (B) the Trustee or the Depositor is unable to locate a qualified successor or (ii) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system, or at the direction of Certificate Owners representing at least 51% of the Certificate Principal Balance advises the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully-registered Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository, accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. Neither the Depositor nor the Trustee shall be liable for any delay in delivery of such instruction and each may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder; provided that the Trustee shall not by virtue of its assumption of such obligations become liable to any party for any act or failure to act of the Depository.

     (f) Notwithstanding anything to the contrary contained herein, no Residual Certificate may be owned, pledged or transferred, directly or indirectly, by or to (i) a Disqualified Organization or (ii) an individual, corporation or partnership or other person unless such person is (A) not a Non-U.S. Person or (B) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form W-8ECI or successor form at the time and in the manner required by the Code (any such person who is not covered by clause (A) or (B) above is referred to herein as a “Non-permitted Foreign Holder”).

     Prior to and as a condition of the registration of any transfer, sale or other disposition of a Residual Certificate, the proposed transferee shall deliver to the Trustee an affidavit in substantially the form attached hereto as Exhibit Q representing and warranting, among other things, that such transferee is a Permitted Transferee and an agreement in the form attached hereto as Exhibit R, agreeing among other things to comply with this Section 9.2(f). In addition, the Trustee may (but shall have no obligation to) require, prior to and as a condition of any such transfer, the delivery by the proposed transferee of an Opinion of Counsel, addressed to the Trustee, that such proposed transferee or, if the proposed transferee is an agent or nominee, the proposed beneficial owner, is a Permitted Transferee. Notwithstanding the registration in the Certificate Register of any transfer, sale, or other disposition of a Residual Certificate to a Disqualified Organization, an agent or nominee thereof, or Non-permitted Foreign Holder, such registration shall be deemed to be of no legal force or effect whatsoever and such Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder shall not be deemed to be a Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions on such Residual Certificate. Neither the Depositor nor the Trustee shall be under any liability to any Person for any registration or transfer of a Residual Certificate to a Disqualified Organization, agent or nominee thereof or Non-permitted Foreign Holder or for the Trustee making any payments due on such Residual Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of the Agreement, so long as the transfer was effected in accordance with this Section 9.2(f), unless the Trustee shall have actual knowledge at the time of such transfer or the time of such payment or other action that the transferee is a Disqualified Organization, or an agent or nominee thereof, or Non-permitted Foreign Holder. The Trustee shall be entitled to recover from any Holder of a Residual Certificate that was a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder at the time it became a Holder or any subsequent time it became a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder, all payments made on such Residual Certificate at and after either such times and all costs and expenses, including but not limited to attorneys’ fees, incurred in connection therewith. Any payment (not including any such costs and expenses) so recovered by the Trustee shall be paid and delivered to the last preceding Holder of such Residual Certificate.

     If any purported transferee shall become a registered Holder of a Residual Certificate in violation of the provisions of this Section 9.2(f), then upon receipt of written notice to the Trustee that the registration of transfer of such Residual Certificate was not in fact permitted by this Section 9.2(f), the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of such registration of transfer of such Residual Certificate. The Depositor and the Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section 9.2(f), or for the Trustee making any payment due on such Certificate to the registered Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered upon receipt of the affidavit described in the preceding paragraph of this Section 9.2(f).

     (g) Each Holder of an ERISA Restricted Certificate or Residual Certificate, or an interest therein, by such Holder’s acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this section.

     SECTION 9.3 Mutilated, Destroyed, Lost or Stolen Certificates.

     If (a) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Depositor and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and Percentage Interest. In connection with the issuance of any new Certificate under this Section 9.3, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section 9.3 shall constitute complete and indefeasible evidence of ownership, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     SECTION 9.4 Persons Deemed Owners.

     The Trustee and any agent of the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and neither the Trustee nor any agent of the Trustee shall be affected by any notice to the contrary.

     SECTION 9.5 Access to List of Certificateholders’ Names and Addresses.

     If three or more Certificateholders (a) request such information in writing from the Trustee, (b) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates, and (c) provide a copy of the communication which such Certificateholders propose to transmit, or if the Depositor shall request such information in writing from the Trustee, then the Trustee shall, within ten Business Days after the receipt of such request, provide the Depositor or such Certificateholders at such recipients’ expense the most recent list of the Certificateholders of such Trust Fund held by the Trustee, if any. The Depositor and every Certificateholder, by receiving and holding a Certificate, agree that the Trustee shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

     SECTION 9.6 Maintenance of Office or Agency.

     The Trustee shall maintain or cause to be maintained at its expense an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its office at 2001 Bryan Street, 10th Floor, Dallas, Texas 75201, Attention: Worldwide Securities Services/Global Debt, First NLC Trust 2005-2, for such purposes. The Trustee shall give prompt written notice to the Certificateholders of any change in such location of any such office or agency.

     SECTION 9.7 Limitation on Rights of Holders.

     (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder’s legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them. Except as otherwise expressly provided herein, no Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right to vote or in any manner otherwise control the Trustee or any Servicer or the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     (b) No Certificateholder, solely by virtue of its status as Certificateholder, shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of a Servicer Event of Default and of the continuance thereof, and unless also the Holders of Certificates evidencing not less than 51% of the Voting Interests of Certificates of each Class affected thereby shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee indemnity reasonably satisfactory to it as it may require against the cost, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request has been given such Trustee during such 60-day period by such Certificateholders; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder, and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 9.7, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     SECTION 9.8 Acts of Holders of Certificates.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders or Certificate Owners, if the Holder is a Depository, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where expressly required herein, to the Trustee. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agents shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee and the Trustee, if made in the manner provided in this Section 9.8. Each of the Trustee and the Trustee shall promptly notify the others of receipt of any such instrument by it, and shall promptly forward a copy of such instrument to the others.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments or deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     (c) The ownership of Certificates (whether or not such Certificates shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Trustee) shall be proved by the Certificate Register, and none of the Trustee, the Trustee, or the Depositor shall be affected by any notice to the contrary.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee in reliance thereon, whether or not notation of such action is made upon such Certificate.

ARTICLE X

THE DEPOSITOR

     SECTION 10.1 Liabilities of the Depositor.

     The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Depositor herein.

     SECTION 10.2 Merger or Consolidation of the Depositor.

     (a) The Depositor shall keep in full effect its existence, rights and franchises as a corporation under the laws of the United States or under the laws of one of the states thereof and shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its duties under this Agreement.

     (b) Any Person into which the Depositor may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor shall be a party, or any person succeeding to the business of the Depositor, shall be the successor of the Depositor hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     SECTION 10.3 Limitation on Liability of the Depositor and Others.

     None of the Depositor or any of the directors, officers, employees or agents of the Depositor shall be under any liability to the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or any such Person against any breach of representations or warranties made by it herein or protect the Depositor or any such Person from any liability which would otherwise be imposed by reasons of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of its obligations and duties hereunder. The Depositor and any director, officer, employee or agent of the Depositor may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor and any director, officer, employee or agent of the Depositor shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement)

and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. The Depositor shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee and the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund and the Depositor shall be entitled to be reimbursed therefor out of the Payment Account on any Distribution Date.

ARTICLE XI

CONCERNING THE TRUSTEE

     SECTION 11.1 Duties of Trustee.

     (a) The Trustee, except during the continuance of an Event of Default, undertake to perform such duties and only such duties as are specifically set forth in this Agreement. Any permissive right of the Trustee provided for in this Agreement shall not be construed as a duty of the Trustee. If a Trustee Event of Default has occurred and has not otherwise been cured or waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person’s own affairs, unless the Trustee is acting as Servicer, in which case it shall use the same degree of care and skill as the Servicer hereunder.

     (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are on their face in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument furnished by any Servicer to the Trustee pursuant to this Agreement, and shall not be required to recalculate, reconcile or verify any numerical information furnished to the Trustee pursuant to this Agreement. Subject to the immediately preceding sentence, if any such resolution, certificate, statement, opinion, report, document, order or other instrument is found not to conform on its face to the form required by this Agreement in a material manner the Trustee shall notify the Person providing such resolutions, certificates, statements, opinions, reports or other documents of the non-conformity, and if the instrument is not corrected to the Trustee’s satisfaction, the Trustee will provide notice thereof to the Certificateholders and will, at the expense of the Trust Fund, which expense shall be reasonable given the scope and nature of the required action, take such further action as directed by the Certificateholders.

     (c) The Trustee shall not have any liability arising out of or in connection with this Agreement, except for its negligence or willful misconduct. Notwithstanding anything in this Agreement to the contrary, the Trustee shall not be liable for special, indirect or consequential losses or damages of any kind whatsoever (including, but not limited to, lost profits). No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

     (i) The Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates as provided in this Agreement;

     (ii) For all purposes under this Agreement, the Trustee shall not be deemed to have notice of any Servicer Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the applicable Corporate Trust Office, and such notice references the Holders of the Certificates and this Agreement;

     (iii) No provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement; and

     (iv) The Trustee shall not be responsible for any act or omission of the Servicer or the Depositor.

     (d) The Trustee shall have no duty hereunder with respect to any complaint, claim, demand, notice or other document it may receive or which may be alleged to have been delivered to or served upon it by the parties as a consequence of the assignment of any Mortgage Loan hereunder; provided, however, that the Trustee shall promptly remit to the Servicer upon receipt any such complaint, claim, demand, notice or other document (i) which is delivered to the applicable Corporate Trust Office of the Trustee and makes reference to this series of Certificate or this Agreement, (ii) of which a Responsible Officer of the Trustee has actual knowledge, and (iii) which contains information sufficient to permit the Trustee to make a determination that the real property to which such document relates is a Mortgaged Property.

     (e) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of any Certificateholder of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25%, as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement or in accordance with other direction given to it pursuant to the terms of this Agreement.

     (f) The Trustee shall not be required to perform services under this Agreement, or to expend or risk its own funds or otherwise incur financial liability for the performance of any of its duties hereunder or the exercise of any of its rights or powers if there is reasonable ground for believing that the timely payment of its fees and expenses or the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of any Servicer under this Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement.

     (g) The Trustee shall not be held liable by reason of any insufficiency in the Payment Account resulting from any investment loss on any Eligible Investment included therein (except to the extent that the Trustee is the obligor and has defaulted thereon).

     (h) Except as otherwise provided herein, the Trustee shall not have any duty (i) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (ii) to see to any insurance, and (iii) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Payment Account, the Pre-Funding Account, or the Capitalized Interest Account, as applicable. Except as otherwise provided herein, the Trustee shall not have any duty to confirm or verify the contents of any reports or certificates of any Servicer delivered to the Trustee pursuant to this Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties.

     (i) The Trustee shall not be liable in its individual capacity for an error of judgment made in good faith by a Responsible Officer or other officers of the Trustee unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts.

     SECTION 11.2 Certain Matters Affecting the Trustee.

     Except as otherwise provided in Section 11.1:

     (i) The Trustee may request, and may rely and shall be protected in acting or refraining from acting upon, any resolution, Officer’s Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (ii) The Trustee may consult with counsel and any advice of its counsel or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

     (iii) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

     (iv) Unless a Servicer Event of Default shall have occurred and be continuing, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document (provided the same appears regular on its face), unless requested in writing to do so by the Holders of a Majority in Interest of each Class of Certificates; provided, however, that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require indemnity reasonably satisfactory to it against such expense or liability or payment of such estimated expenses from the Certificateholders, as applicable, as a condition to proceeding. The reasonable expense thereof shall be paid by the party requesting such investigation and if not reimbursed by the requesting party shall be reimbursed to the Trustee by the Trust Fund;

     (v) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians or attorneys, which agents, custodians or attorneys shall have any and all of the rights, powers, duties and obligations of the Trustee conferred on them by such appointment; provided further that the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by the Trustee;

     (vi) The Trustee shall not be under any obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto, in each case at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby;

     (vii) The right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act; and

     (viii) The Trustee shall not be required to give any bond or surety in respect of the execution of the Trust Fund created hereby or the powers granted hereunder.

     SECTION 11.3 Trustee Not Liable for Certificates.

     The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the certificate of authentication on the Certificates) or of any Mortgage Loan, or related document save that the Trustee represents that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms except that such enforceability may be subject to (a) applicable bankruptcy and insolvency laws and other laws affecting the enforcement of the rights of creditors generally, and (b) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law. The Trustee shall not be accountable for the use or application by the Depositor of funds paid to the Depositor in consideration of the assignment of the Mortgage Loans to the Trust Fund by the Depositor or for the use or application of any funds deposited into the Custodial Account, the Pre-Funding Account, the Capitalized Interest Account or any other fund or account maintained with respect to the Certificates. The Trustee shall not be responsible for the legality or validity of this Agreement or the validity, priority, perfection or sufficiency of the security for the Certificates issued or intended to be issued hereunder. The Trustee shall not have any responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement.

     SECTION 11.4 Trustee May Own Certificates.

     The Trustee and any Affiliate or agent of the Trustee, in its individual or any other capacity may become the owner or pledgee of Certificates and may transact banking and trust business with the other parties hereto and their Affiliates with the same rights it would have if it were not the Trustee or such Affiliate or agent.

     SECTION 11.5 Eligibility Requirements for Trustee.

     The Trustee hereunder shall at all times be (i) an institution insured by the FDIC, (ii) a corporation or national banking association, organized and doing business under the laws of any State or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority and (iii) not an Affiliate of any Servicer. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such corporation or national banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 11.6.

     SECTION 11.6 Resignation and Removal of Trustee.

     (a) The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Depositor and the Servicer. Upon receiving such notice of resignation, the Depositor will promptly appoint a successor trustee by written instrument, one copy of which instrument shall be delivered to the resigning Trustee, one copy to the successor trustee and one copy to the Servicer. If no successor trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     (b) If at any time (i) the Trustee shall cease to be eligible in accordance with the provisions of Section 11.5 and shall fail to resign after written request therefor by the Depositor, (ii) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, (iii) the Trustee shall fail to observe or perform in any material respect any of the covenants or agreements of the Trustee contained in this Agreement, (iv) a tax is imposed or threatened with respect to the Trust Fund by any state in which the Trustee or the Trust Fund held by the Trustee is located, or (v) the continued use of the Trustee would result in a downgrading, withdrawal or qualification of the rating by any Rating Agency of any Class of Certificates with a rating, then the Depositor shall remove the Trustee and the Depositor shall appoint a successor trustee by written instrument, one copy of which instrument shall be delivered to the Trustee, one copy to the successor trustee and one copy to the Servicer.

     (c) The Holders of a Majority in Interest of each Class of Certificates may at any time upon 30 days’ written notice to the Trustee and to the Depositor remove the Trustee by such written instrument, signed by such Holders or their attorney-in-fact duly authorized, one copy of which instrument shall be delivered to the Depositor, one copy to the Trustee and one copy to the Servicer. The Depositor shall thereupon appoint a successor trustee in accordance with this Section mutually acceptable to the Depositor and the Servicer.

     (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 11.7.

     SECTION 11.7 Successor Trustee.

     (a) Any successor trustee appointed as provided in Section 11.6 shall execute, acknowledge and deliver to the Depositor, the Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. A predecessor trustee shall deliver to the successor trustee, all Mortgage Files and documents and statements related to each Mortgage File held by it hereunder, and shall duly assign, transfer, deliver and pay over to the successor trustee the entire Trust Fund, together with all necessary instruments of transfer and assignment or other documents properly executed necessary to effect such transfer and such of the records or copies thereof maintained by the predecessor trustee in the administration hereof as may be requested by the successor trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement. In addition, the successor Trustee and the predecessor trustee shall execute and deliver such other instruments and do such other things as may reasonably be required to more fully and certainly vest and confirm in the successor trustee all such rights, powers, duties and obligations.

     (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such appointment such successor trustee shall be eligible under the provisions of Section 11.5.

     (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the predecessor trustee shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to any Rating Agency. The expenses of such mailing shall be borne by the predecessor trustee.

     SECTION 11.8 Merger or Consolidation of Trustee.

     Any Person into which the Trustee may be merged or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Persons succeeding to the business of the Trustee, shall be the successor to the Trustee hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided that such Person shall be eligible under the provisions of Section 11.5.

     SECTION 11.9 Appointment of Co-Trustee or Separate Trustee.

     (a) Notwithstanding any other provisions hereof, at any time, the Trustee, the Depositor or a Holder of a Majority in Interest of each Class of Certificates shall have the power from time to time to appoint one or more Persons, approved by the Trustee, to act either as co-trustees jointly with the Trustee, or as separate trustees, or as custodians, for the purpose of holding title to, foreclosing or otherwise taking action with respect to any Mortgage Loan outside the state where the Trustee has its principal place of business where such separate trustee or co-trustee is necessary or advisable (or the Trustee has been advised by the Trustee that such separate trustee or co-trustee is necessary or advisable) under the laws of any state in which a property securing a Mortgage Loan is located or for the purpose of otherwise conforming to any legal requirement, restriction or condition in any state in which a property securing a Mortgage Loan is located or in any state in which any portion of the Trust Fund is located. The separate Trustees, co-trustees, or custodians so appointed shall be trustees or custodians for the benefit of all the Certificateholders and shall have such powers, rights and remedies as shall be specified in the instrument of appointment; provided, however, that no such appointment shall, or shall be deemed to, constitute the appointee an agent of the Trustee.

     (b) Every separate trustee, co-trustee, and custodian shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

     (i) all powers, duties, obligations and rights conferred upon the Trustee in respect of the receipt, custody and payment of moneys shall be exercised solely by the Trustee;

     (ii) all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee, co-trustee, or custodian jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations, including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction, shall be exercised and performed by such separate trustee, co-trustee, or custodian;

     (iii) no trustee or custodian hereunder shall be personally liable by reason of any act or omission of any other trustee or custodian hereunder; and

     (iv) the Trustee or the Certificateholders evidencing a majority of the Voting Interests may at any time accept the resignation of or remove any separate trustee, co-trustee or custodian, so appointed by it or them, if such resignation or removal does not violate the other terms of this Agreement.

     (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee, co-trustee or custodian shall refer to this Agreement and the conditions of this Article XI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy given to the Trustee.

     (d) Any separate trustee, co-trustee or custodian may, at any time, constitute the Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee, co-trustee or custodian shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     (e) No separate trustee, co-trustee or custodian hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 11.5 and no notice to Certificateholders of the appointment shall be required under Section 11.7.

     (f) The Trustee agrees to instruct the co-trustees, if any, to the extent necessary to fulfill the Trustee’s obligations hereunder.

     (g) The Trustee shall pay the reasonable compensation of the co-trustees requested by the Trustee to be so appointed (which compensation shall not reduce any compensation payable to the Trustee) and, if paid by the Trustee, shall be a reimbursable expense pursuant to Section 11.12.

     SECTION 11.10 Authenticating Agents.

     (a) The Trustee may appoint one or more authenticating agents which shall be authorized to act on behalf of the Trustee in authenticating Certificates. Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee’s certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an authenticating agent and a certificate of authentication executed on behalf of the Trustee by an authenticating agent. Each authenticating agent must be a corporation organized and doing business under the laws of the United States of America or of any state, having a combined capital and surplus of at least $25,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

     (b) Any Person into which any authenticating agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which any authenticating agent shall be a party, or any Person succeeding to the corporate agency business of any authenticating agent, shall continue to be the authenticating agent without the execution or filing of any paper or any further act on the part of the Trustee or the authenticating agent.

     (c) Any authenticating agent may at any time resign by giving at least 30 days’ advance written notice of resignation to the Trustee and the Depositor. The Trustee may at any time terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and the Depositor. Upon receiving a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible in accordance with the provisions of this Section 11.10, the Trustee may appoint a successor authenticating agent, shall give written notice of such appointment to the Depositor and shall mail notice of such appointment to all Holders of Certificates. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as authenticating agent. No successor authenticating agent shall be appointed unless eligible under the provisions of this Section 11.10. No authenticating agent shall have responsibility or liability for any action taken by it as such at the direction of the Trustee. Any authenticating agent shall be entitled to reasonable compensation for its services and, if paid by the Trustee, it shall be a reimbursable expense pursuant to Section 11.12.

     SECTION 11.11 Indemnification of Trustee.

     The Trustee and its directors, officers, employees and agents shall be entitled to indemnification from the Trust Fund for any loss, liability or expense incurred in connection with any legal proceeding or incurred without negligence or willful misconduct on their part, arising out of, or in connection with, the acceptance or administration of the trusts created hereunder or in connection with the performance of their duties hereunder, including any applicable fees and expenses payable pursuant to Section 11.12 and the costs and expenses of defending themselves against any claim in connection with the exercise or performance of any of their powers or duties hereunder.

     Such compensation and reimbursement shall not be limited by any provision of law in regard to compensation of a trustee of an express trust. The provisions of this Section 11.11 shall survive any termination of this Agreement and the resignation or removal of the Trustee and shall be construed to include, but not be limited to any loss, liability or expense under any environmental law. If funds in the Payment Account are insufficient, the Trustee shall recover any such expenses, costs and amounts from future funds deposited in the Payment Account.

     SECTION 11.12 Fees and Expenses of Trustee.

     The Trustee shall be entitled to a Trustee Fee, and the Trustee shall be entitled to reimbursement of all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with this Agreement (including fees and expenses of its counsel and all persons not regularly in its employment and any amounts described in Section 12.1 to which such party is entitled as provided therein), except for expenses, disbursements and advances incurred by the Trustee in the routine administration of its duties hereunder and any such expenses arising from its negligence, bad faith or willful misconduct.

ARTICLE XII

TERMINATION

     SECTION 12.1 Termination upon Liquidation or Purchase of all Mortgage Loans.

     Subject to Section 12.3, the obligations and responsibilities of the Depositor, the Originator, the Sellers, the Servicer and the Trustee created hereby with respect to the Trust Fund shall terminate upon the earlier of:

     (a) on any Distribution Date on which the sum of the aggregate Scheduled Principal Balance of the Mortgage Loans and the Pre-Funded Amount on such Distribution Date is 10% or less than the sum of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date and the Original Pre-Funded Amount, the purchase by the Servicer (or an Affiliate) of all Mortgage Loans and REO Properties remaining in the Trust Fund (any such event, an “Optional Termination”) at the price equal to the sum of (i) 100% of the Scheduled Principal Balance of each Mortgage Loan plus one month’s accrued interest thereon at the applicable Adjusted Net Mortgage Rate and any unpaid interest shortfall due on the outstanding Certificates up to and including the first day of the month in which the Termination Price is paid plus (ii) the fair market value of the REO Property as determined in good faith by the Servicer, plus (iii) unreimbursed Advances and any unpaid Servicing Fees allocable to such Mortgage Loans and REO Properties, plus (iv) all amounts, if any, then due and owing to the Trustee and the Servicer under this Agreement (the “Termination Price”), and

     (b) the later of (i) the maturity or other liquidation of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement.

     In no event shall the trusts created hereby continue beyond the earlier of (i) the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James’s, living on the date hereof and (ii) the Final Scheduled Distribution Date.

     If the Servicer elects to terminate the Trust Fund pursuant to clause (a) above, at least 20 days prior to the date notice is to be mailed to the affected Certificateholders, the Servicer shall notify the Depositor and the Trustee of the date the Servicer intends to terminate the Trust Fund and of the Termination Price.

     SECTION 12.2 Final Distribution on the Certificates.

     If on any Determination Date, the Servicer determines that there are no outstanding Mortgage Loans and no other funds or assets in the Trust Fund other than the funds in the Payment Account, the Servicer shall notify the Trustee, which shall promptly send a final distribution notice to each Certificateholder.

     Notice of any termination of the Trust Fund, specifying the Distribution Date on which Certificateholders may surrender their Certificates for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed not earlier than the 15th day of the month immediately preceding the month of such final distribution and no later than the tenth day of the month of such final distribution. Any such notice shall specify (a) the Distribution Date upon which final distribution on the Certificates shall be made upon presentation and surrender of Certificates at the office therein designated, (b) the amount of such final distribution, (c) the location of the office or agency at which such presentation and surrender must be made, and (d) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office therein specified. The Trustee shall give such notice to each Rating Agency at the time such notice is given to Certificateholders. The Servicer shall, no later than the Business Day prior to the Distribution Date on which the final distribution is to be made, remit the Termination Price to the Trustee for deposit in the Payment Account.

     Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to the Certificateholders of each Class, in each case on the final Distribution Date and in the order set forth in Section 8.1, in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to the Certificate Principal Balance thereof plus accrued interest thereon.

     In the event that any affected Certificateholders shall not surrender Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain a part of the Trust Fund. If within one year after the second notice all Certificates shall not have been surrendered for cancellation, the Class C, P, R and RX Certificateholders, upon written request to the Trustee at the applicable Corporate Trust Office, shall be entitled to all unclaimed funds and other assets of the Trust Fund which remain subject hereto.

     SECTION 12.3 Additional Termination Requirements.

     (a) In the event the Servicer exercises the Optional Termination as provided in Section 12.1, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee has been supplied with an Opinion of Counsel, at the expense of the Servicer, to the effect that the failure to comply with the requirements of this Section 12.3 shall not (i) result in the imposition of taxes on “prohibited transactions” on any REMIC as defined in section 860F of the Code, or (ii) cause any REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding:

     (i) Within 90 days prior to the final Distribution Date set forth in the notice given by the Servicer under Section 12.2, at the expense of the Servicer, the Trustee shall adopt a plan of complete liquidation within the meaning of section 860F(a)(4) of the Code which meets the requirements of a qualified liquidation;

     (ii) Within 90 days after the time of adoption of such a plan of complete liquidation, the Trustee shall sell all of the assets of the Trust Fund to the Servicer for cash in accordance with Section 12.1;

     (iii) On the date specified for final payment of the Certificates, the Trustee shall cause to be made final distributions of principal and interest on the Certificates in accordance with Section 12.2 and, after payment of, or provision for any outstanding expenses, distribute or credit, or cause to be distributed or credited, to the Holders of the Residual Certificates all cash on hand after such final payment (other than cash retained to meet claims), and the Trust Fund (and each REMIC) shall terminate at that time; and

     (iv) In no event may the final payment on the Certificates or the final distribution or credit to the Holders of the Residual Certificates be made after the 89th day from the date on which the plan of complete liquidation is adopted.

     (b) The Trustee as agent for any REMIC hereby agrees to adopt and sign such a plan of complete liquidation upon the written request of the Servicer and to take such other action in connection therewith as may be reasonably requested by the Trustee.

     (c) By their acceptance of the Certificates, the Holders thereof hereby authorize the Trustee to prepare and the Trustee to adopt and sign a plan of complete liquidation.

ARTICLE XIII

REMIC ADMINISTRATION

     SECTION 13.1 REMIC Administration.

     (a) The REMIC elections as set forth in the Preliminary Statement shall be made on Forms 1066 or other appropriate federal tax or information return prepared by the Trustee and signed by the Trustee for the taxable year ending on the last day of the calendar year in which the Certificates are issued. The regular interests and residual interest in each REMIC shall be as designated in the Preliminary Statement. Following the Closing Date, the Trustee shall apply to the Internal Revenue Service for an employer identification number for each REMIC created hereunder by means of a Form SS-4 or other acceptable method and shall file a Form 8811 with the Internal Revenue Service.

     (b) The Closing Date is hereby designated as the “Startup Day” of each REMIC within the meaning of section 860G(a)(9) of the Code. The latest possible maturity date for purposes of Treasury Regulation 1.860G-1(a)(4) will be the Final Scheduled Distribution Date.

     (c) The Trustee shall represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The Trustee shall pay any and all tax-related expenses (not including taxes) of each REMIC, including but not limited to any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to such REMIC that involve the Internal Revenue Service or state tax authorities, but only to the extent that (i) such expenses are ordinary or routine expenses, including expenses of a routine audit but not expenses of litigation (except as described in (ii)); or (ii) such expenses or liabilities (including taxes and penalties) are attributable to the negligence or willful misconduct of the Trustee in fulfilling its duties hereunder (including its duties as tax return preparer).

     (d) The Trustee shall prepare, and the Trustee shall sign and file, each REMIC’s federal and state tax and information returns as such REMIC’s direct representative. The expenses of preparing and filing such returns shall be borne by the Trustee.

     (e) The Trustee or its designee shall perform on behalf of each REMIC all reporting and other tax compliance duties that are the responsibility of such REMIC under the Code, the REMIC Provisions, or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, if required by the Code, the REMIC Provisions, or other such guidance, the Trustee shall provide, upon receipt of additional reasonable compensation, (i) to the Treasury or other governmental authority such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any disqualified person or organization pursuant to Treasury Regulation 1.860E-2(a)(5) and any person designated in Section 860E(e)(3) of the Code and (ii) to the Trustee such information as is necessary for the Trustee to provide to the Certificateholders such information or reports as are required by the Code or REMIC Provisions.

     (f) To the extent within their control, the Trustee and the Holders of Certificates shall take any action or cause any REMIC to take any action reasonably necessary to maintain the status of any REMIC as a REMIC under the REMIC Provisions and shall assist each other as necessary to create or maintain such status. None of the Trustee or the Holder of any Residual Certificate shall knowingly take any action, cause any REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any REMIC as a REMIC or (ii) result in the imposition of a tax upon any REMIC (including but not limited to the tax on prohibited transactions as defined in Code Section 860F(a)(2) and the tax on prohibited contributions set forth on Section 860G(d) of the Code) (either such event, an “Adverse REMIC Event”) unless the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such status or result in the imposition of such a tax. In addition, prior to taking any action with respect to any REMIC or the assets therein, or causing any REMIC to take any action, which is not expressly permitted under the terms of this Agreement, any Holder of a Residual Certificate will consult with the Trustee or their respective designees, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any REMIC, and no such Person shall take any such action or cause any REMIC to take any such action as to which the Trustee has advised it in writing that an Adverse REMIC Event could occur; provided, however, that if no Adverse REMIC Event would occur but such action could result in the imposition of additional taxes on the Residual Certificateholders, no such Person shall take any such action, or cause any REMIC to take any such action without the written consent of the Residual Certificateholders.

     (g) Each Holder of a Residual Certificate shall pay when due any and all taxes imposed on the related REMIC by federal or state governmental authorities. To the extent that such taxes are not paid by a Residual Certificateholder, the Trustee shall pay any remaining REMIC taxes out of current or future amounts otherwise distributable to the Holder of the Residual Certificate in any such REMIC or, if no such amounts are available, out of other amounts held in the Payment Account, and shall reduce amounts otherwise payable to holders of regular interests in any such REMIC, as the case may be.

     (h) The Trustee shall, for federal income tax purposes, maintain books and records with respect to each REMIC on a calendar year and on an accrual basis.

     (i) No additional contributions of assets shall be made to any REMIC, except as expressly provided in this Agreement.

     (j) The Trustee shall not enter into any arrangement by which any REMIC will receive a fee or other compensation for services.

     (k) The largest percentage holder of the Class R and Class RX Certificates shall be the “tax matters person” as defined in the REMIC Provisions (the “Tax Matters Person”) with respect to their respective REMICs. The Trustee shall act as agent for the Holder of the Class R and Class RX Certificates in such roles, unless and until another party is so designated by the Holder of the Class R or the Class RX Certificate.

     (l) The Trustee shall treat (i) the rights of the Class A and Class M Certificates to receive Net WAC Cap Carryover Amounts as a right in interest rate cap contracts written by the Class C Certificateholders in favor of the Holders of the Class A and Class M Certificates and (ii) the rights of the Class C Certificates under the Cap Agreement in accordance with the respective terms thereof and shall assign such rights for federal tax return and information reporting a value of zero. The Trustee shall account for such as property held separate and apart from the regular interests it holds in each of the REMICs created hereunder. The provisions of this paragraph and Section 13.1(l) are intended to satisfy the requirements of Treasury Regulations Section 1.860G-2(i) for the treatment of property rights coupled with regular interests to be separately respected and shall be interpreted consistent with such regulation. On each Distribution Date, to the extent the Class A and Class M Certificates receive interest in excess of their Pass-Through Rate, such interest will be treated as distributed to the Class C Interest and then to the Class C Certificates, together with any amounts deposited in the Reserve Account in respect of the Cap Agreement and then paid to the Class A and Class M Certificates pursuant to the related Cap Agreement.

     SECTION 13.2 Prohibited Transactions and Activities.

     None of the Depositor or the Trustee shall (a) sell, dispose of, or substitute for any of the Mortgage Loans, except in a disposition pursuant to (i) the foreclosure of a Mortgage Loan, (ii) the bankruptcy of the Trust Fund, (iii) the termination of each REMIC pursuant to Article XII, or (iv) a substitution or a repurchase of Mortgage Loans pursuant to Article II or (b) acquire any assets for any REMIC, or (c) sell or dispose of any investments in the Payment Account for gain, or accept any contributions to any REMIC after the Closing Date, unless it has received an Opinion of Counsel (at the expense of the party causing such sale, disposition, or substitution) that such disposition, acquisition, substitution, or acceptance will not (i) affect adversely the status of any such REMIC as a REMIC or of the interests therein other than the Residual Certificate as the regular interests therein, (ii) affect the distribution of interest or principal on the Certificates, (iii) result in the encumbrance of the assets transferred or assigned to the Trust Fund (except pursuant to the provisions of this Agreement) or (iv) cause any such REMIC to be subject to any tax including a tax on prohibited transactions or prohibited contributions pursuant to the REMIC Provisions.

     SECTION 13.3 Indemnification with Respect to Prohibited Transactions or Loss of REMIC Status.

     In the event that a REMIC fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC Provisions due to the negligent performance by the Trustee or a Servicer of its duties and obligations set forth herein, the Trustee or a Servicer, as applicable, shall indemnify the Certificateholders of the related Residual Certificate against any and all losses, claims, damages, liabilities or expenses (“Losses”) resulting from such negligence; provided, however, that such party shall not be liable for any such Losses attributable to the action or another party to this Agreement or the Holder of the Residual Certificate, nor for any such Losses resulting from misinformation provided by any of the foregoing parties on which such party has relied. Notwithstanding the foregoing, however, in no event shall the Trustee or a Servicer have any liability (a) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Agreement, (b) for any Losses other than arising out of malfeasance, willful misconduct or negligent performance by another party to this Agreement of its duties and obligations set forth herein, and (c) for any special or consequential damages to Certificateholders of the related Residual Certificate (in addition to payment of principal and interest on the Certificates).

ARTICLE XIV
MISCELLANEOUS PROVISIONS

     SECTION 14.1 Binding Nature of Agreement; Assignment.

     This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     SECTION 14.2 Entire Agreement.

     This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

     SECTION 14.3 Amendment.

     (a) This Agreement may be amended from time to time by the Depositor, the Sellers, the Servicer and the Trustee without the consent of any of the Certificateholders (i) to cure any ambiguity or mistake, (ii) to correct any defective provision herein or to supplement any provision herein which may be inconsistent with any other provision herein, (iii) to add to the duties of the Depositor, the Sellers, the Servicer or the Trustee, (iv) to add any other provisions with respect to matters or questions arising hereunder or (v) to modify, alter, amend, add to or rescind any of the terms or provisions contained in this Agreement; provided that any such amendment shall not, as evidenced by an Opinion of Counsel, which Opinion of Counsel shall be expense of the party requesting such opinion but in any case shall not be an expense of the Trustee or the Trust Fund, adversely affect in any material respect the interests of any Certificateholder; and provided further, that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading, withdrawal or qualification of the respective ratings then assigned to the Certificate. The Trustee, the Depositor and the Servicer also may at any time and from time to time amend this Agreement without the consent of the Certificateholders to modify, eliminate or add to any of its provisions to such extent as shall be necessary or helpful to (i) maintain the qualification of any REMIC as a REMIC under the Code, (ii) avoid or minimize the risk of the imposition of any tax on any REMIC pursuant to the Code that would be a claim at any time prior to the final redemption of the Certificates or (iii) comply with any other requirements of the Code; provided that the Trustee has been provided an Opinion of Counsel, which opinion shall be an expense of the party requesting such opinion but in any case shall not be an expense of the

Trustee or the Trust Fund, to the effect that such action is necessary or helpful to, as applicable, maintain such qualification, avoid or minimize the risk of the imposition of such a tax or comply with any such requirements of the Code.

     (b) This Agreement also may be amended from time to time by the Depositor, the Sellers, the Servicer and the Trustee with the consent of the Holders of a Majority in Interest of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in (i), without the consent of the Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating 66%, or (iii) reduce the aforesaid percentages of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then Outstanding.

     (c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel, which opinion shall not be an expense of the Trustee or the Trust Fund, to the effect that such amendment shall not cause the imposition of any tax on any REMIC or the Certificateholders or cause any REMIC to fail to qualify as a REMIC at any time that any Certificates are Outstanding.

     (d) Promptly after the execution of any amendment to this Agreement requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance or a copy of such amendment to each Certificateholder and each Rating Agency.

     (e) It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

     (f) Nothing in this Agreement shall require the Trustee to enter into an amendment without receiving an Opinion of Counsel, which Opinion shall not be an expense of the Trustee or the Trust Fund, satisfactory to the Trustee that such amendment is permitted by this Agreement and that all requirements for amending this Agreement have been complied with.

     SECTION 14.4 Counterparts.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

     SECTION 14.5 Provision of Information.

     For so long as any of the Certificates of any Class are “restricted securities” within the meaning of Rule 144(a)(3) under the Act, each of the Depositor, the Trustee and the Trustee agree to cooperate with each other to provide to any Certificateholders and to any prospective purchaser of Certificates designated by such holder, upon the request of such holder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Act. Any reasonable, out-of-pocket expenses incurred by the Trustee in providing such information shall be reimbursed by the Depositor.

     SECTION 14.6 Governing Law.

     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS RULES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW, WHICH THE PARTIES HERETO EXPRESSLY RELY UPON IN THE CHOICE OF SUCH LAW AS THE GOVERNING LAW HEREUNDER) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION 14.7 [Reserved].

     SECTION 14.8 Notices.

     (a) The Trustee shall promptly provide notice to each Rating Agency of its resignation.

     (b) The Trustee shall make available to each Rating Agency copies of each report to Certificateholders described in Section 7.14.

     (c) All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when delivered by first class mail, by courier or by facsimile transmission to the following addresses or such other address as may hereafter be furnished to the Trustee:

(i)	in the case of the Depositor:

FBR Securitization, Inc.
1001 Nineteenth Street North
Arlington, Virginia 22202
Attention: Michael Warden
Telephone: (703) 312-1809
Facsimile: (703) 469-1075

with a copy to:

Friedman, Billings, Ramsey & Co., Inc.

1001 Nineteenth Street North
Arlington, Virginia 22202
Attention: FBR Chief Legal Counsel
Telephone: (703) 469-1040
Facsimile: (703) 469-1140;

(ii)	in the case of the Trustee, the Corporate Trust Office or such other address as the Trustee may hereafter furnish to the Depositor or the Trustee;

(iii)	in the case of if to the Sellers or the Originator:

NLC Finance II, LLC,
First NLC Financial Services, LLC,
c/o Friedman, Billings, Ramsey & Co., Inc.
1001 Nineteenth Street North
Arlington, Virginia 22202
Attention: FBR Chief Legal Counsel
Telephone: (703) 469-1040
Facsimile: (703) 469-1140;

(iv)	in the case of the Trustee:

JPMorgan Chase Bank, National Association
Four New York Plaza, 6th Floor,
New York, New York 10004
Attention: Worldwide Securities Services/Global Debt, First NLC 2005-2
Telephone: (212) 623-5600
Facsimile: (212) 623-5930;

(v)	in the case of the Servicer:

Litton Loan Servicing LP
4828 Loop Central Drive
Houston, Texas 77081
Attention: Janice McClure
Telephone: (713) 966-8801
Facsimile: (713) 960-0539;

(vi)	in the case of the Interim Servicer:

Ocwen Federal Bank FSB
1661 Worthington Road
Centerpark West, Suite 100
West Palm Beach, FL 33409
Attention: Secretary
Telephone: (561) 682-8887
Facsimile: (561) 682-8177; and

(vii)	in the case of the Rating Agencies, addressed to:

(A)	Standard & Poor’s, a division of the McGraw-Hill Companies

55 Water Street, 41st Floor
New York, New York 10041
Facsimile: (212) 438-2664
Attention: Structured Finance Ratings, Asset-Backed Securities CBO/CLO Surveillance

and by e-mail at:

CDO_Surveillance@standardandpoors.com; and

(B)	Moody’s Investors Service, Inc.
99 Church Street
New York, New York 10007
telecopy no. (212) 553-0355
Attention: CBO/CLO Monitoring

and by e-mail at:

cdomonitoring@moodys.com.

     Notices to Certificateholders shall be deemed given when mailed, first class postage prepaid, to their respective addresses appearing in the Certificate Register.

     SECTION 14.9 Severability of Provisions.

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     SECTION 14.10 No Waivers.

     Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

     SECTION 14.11 Headings Not to Affect Interpretation.

     The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

     SECTION 14.12 No Petitions.

     The Trustee and the Servicer, by entering into this Agreement, hereby covenant and agree that they shall not at any time institute against the Depositor, or join in any institution against the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to this Agreement or any of the documents entered into by the Depositor in connection with the transactions contemplated by this Agreement.

     SECTION 14.13 Certificates Fully Paid and Nonassessable.

     It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

     SECTION 14.14 Protection of Assets.

     (a) Except for transactions and activities entered into in connection with the securitization that is the subject of this Agreement, the Trust Fund created by this Agreement is not authorized and has no power to:

     (i) borrow money or issue debt;

     (ii) merge with another entity, reorganize, liquidate or sell assets; or

     (iii) engage in any business or activities.

     (b) Each of the Trustee and the Depositor agrees that it shall not file an involuntary bankruptcy petition against the Trust Fund or initiate any other form of insolvency proceeding until after the Certificates have been paid in full.

ARTICLE XV
INTERIM SERVICING

     SECTION 15.1 Interim Servicing of Assets.

     (a) Commencing on the Closing Date, the Interim Servicer shall service, administer and collect on the Mortgage Loans pursuant to this Agreement as the “Servicer” and will be bound by all related obligations. The Interim Servicer shall maintain its own Custodial Account and Escrow Account and will make all remittances directly, to the Trustee. The Interim Servicer will be bound to provide all certifications and other deliverables pursuant to Article V with respect to the period for which it provides servicing hereunder on the required dates, which may be after the Transfer Date. None of the Depositor, the Trustee or the Servicer shall be responsible for the activities or obligations of the Interim Servicer.

     (b) The servicing of the Mortgage Loans is intended to be transferred to the Servicer or the Servicer’s designee as soon as possible, providing for all legally required actions to be properly completed (the “Transfer Date”) but no later than September 1, 2005. The period beginning on the Closing Date and ending on the Transfer Date is referred to herein as the “Interim Servicing Period.”

     SECTION 15.2 Compensation.

     As compensation for the performance by the Interim Servicer of its obligations hereunder, with respect to each Mortgage Loan, the Interim Servicer shall be entitled to an interim servicing fee for each calendar month during the Interim Servicing Period in an amount described in a separate letter agreement between the Interim Servicer and the Depositor, which fee the Interim Servicer may retain from proceeds remitted to the Trustee on the Transfer Date. The interim servicing fee with respect to each Mortgage Loan shall be prorated for the actual number of days in each calendar month that such Mortgage Loan is serviced by the Interim Servicer. In addition, the Interim Servicer shall be entitled to all late payment fees and other ancillary income (exclusive of any Prepayment Premium) received from the related Mortgagor during the Interim Servicing Period.

     SECTION 15.3 Transfer of Servicing to the Servicer.

     The Interim Servicer and the Originator shall cause all servicing rights and obligations with respect to the Mortgage Loans to be transferred to the Servicer (or such person as the Servicer may designate) on the Transfer Date in accordance with the Servicer’s transfer instructions. In connection with such transfer, at the Originator’s expense, and at no cost or expense to the Servicer:

     (a) The Servicer (or such person as the Servicer may have designated) shall take delivery of the Servicing Files on the Transfer Date or within five business days thereafter at the place or places designated by the Servicer in the Servicer’s transfer instructions. From and after such delivery of the Servicing Files to the Servicer, all risk of loss or damage with respect to such Servicing Files occurring thereafter shall be borne by the Servicer.

     (b) With the cooperation of the Originator, the Interim Servicer shall prepare and distribute to each Mortgagor forms relating to interest paid by the Mortgagor on the related Mortgage Loan and, to the extent that moneys are paid to such Mortgagor, forms relating to interest paid to the Mortgagor, and shall report the same to the Internal Revenue Service with respect to the periods prior to and including the Transfer Date.

     (c) The Originator and the Interim Servicer or its designee each shall cooperate to notify each Mortgagor of the transfer of the servicing of his or her Mortgage Loan and the new address to which payments on the Mortgage Loans should be sent after the Transfer Date, all in accordance with applicable law and regulation.

     (d) The Interim Servicer shall be responsible for preparing and delivering, no later than five calendar days following the Transfer Date, letters notifying insurers, taxing authorities, foreclosure attorneys, and any other third parties who will have a need to know of the transfer of servicing with respect to the Mortgage Loans to the Servicer.

     (e) The aggregate balances of all escrow/impound accounts, if any, held by the Originator or the Interim Servicer as of the Transfer Date shall be remitted, by wire transfer to such account or accounts as may be designated by the Servicer, accompanied by a report identifying in detail reasonably acceptable to the Servicer the Mortgage Loans to which such balances relate, within one business day following the Transfer Date.

     (f) Prior to the Closing Date, the Interim Servicer shall provide the Servicer with a preliminary trial balance report and other preliminary reports as may be identified in the Servicer’s servicing transfer instructions. A final trial balance report and other customary service transfer related reports shall be forwarded to the Servicer within one business day of the Transfer Date. The preliminary and final trial balance reports shall contain the minimum information outlined in the Servicer’s servicing transfer instructions, including, without limitation, information relating to the amount of any unpaid taxes, charges, assessments, insurance premiums or similar matters with respect to each Mortgage Loan.

     (g) The Interim Servicer shall comply with the Servicer’s servicing transfer instructions;

[Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the Depositor, the Originator, each of the Sellers, the Servicer, the Interim Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

FBR SECURITIZATION, INC., as Depositor

By:	/s/ Richard J. Hendrix

Name:	Richard J. Hendrix
Title:	President & COO

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Thomas Venusti

Name:	Thomas Venusti
Title:	Assistant Vice President

NLC FINANCE II, LLC, as Seller

By:	/s/ Michael Warden

Name:	Michael Warden
Title:	Senior Vice President - Capital Markets

FIRST NLC FINANCIAL SERVICES, LLC, as Originator and Seller

By:	/s/ Michael Warden

Name:	Michael Warden
Title:	Senior Vice President - Capital Markets

LITTON LOAN SERVICING LP, as Servicer

By:	/s/ Janice McClure

Name:	Janice McClure
Title:	Senior Vice President

[Pooling and Servicing Agreement]

OCWEN FEDERAL BANK FSB, as Interim Servicer

By:	/s/ Richard Delgado

Name:	Richard Delgado
Title:	Senior Vice President

[Pooling and Servicing Agreement]

SCHEDULE I

Mortgage Loan Schedule

S-I-1

SCHEDULE II

[Reserved]

S-II-1

SCHEDULE III

[Reserved]

S-III-1

SCHEDULE IV

LIBOR CALCULATION

     (a) On each LIBOR Determination Date (other than with respect to the initial Accrual Period) the Trustee shall determine LIBOR on the basis of the offered LIBOR quotations of the Reference Banks as of 11:00 a.m. London time on such LIBOR Determination Date in the following manner:

     (i) If on any LIBOR Determination Date two or more of the Reference Banks provide such offered quotations, LIBOR for the next Interest Accrual Period will be the arithmetic mean of such offered quotations (rounding such arithmetic mean if necessary to the nearest five decimal places);

     (ii) If on any LIBOR Determination Date only one or none of the Reference Banks provides such offered quotations, LIBOR for the next Interest Accrual Period will be whichever is the higher of (x) LIBOR as determined on the previous LIBOR Determination Date or (y) the Reserve Interest Rate. The “Reserve Interest Rate” will be either (A) the rate per annum which the Trustee determines to be the arithmetic mean (rounding such arithmetic mean if necessary to the nearest five decimal places) of the one-month Eurodollar lending rates that New York City banks selected by the Depositor are quoting, on the relevant LIBOR Determination Date, to the principal London offices of at least two leading banks in the London interbank market or (B) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month Eurodollar lending rate that the New York City banks selected by the Depositor are quoting on such LIBOR Determination Date to leading European banks; and

     (iii) If on any LIBOR Determination Date the Trustee is required but is unable to determine the Reserve Interest Rate in the manner provided in paragraph (i) above, LIBOR for the next Interest Accrual Period will be LIBOR as determined on the previous LIBOR Determination Date or, in the case of the first LIBOR Determination Date, the Initial LIBOR Rate.

     (b) The establishment of LIBOR by the Trustee and the Trustee’s subsequent calculation of the Pass-Through Rates applicable to the Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding. In all cases, the Trustee may conclusively rely on quotations of LIBOR for the Reference Banks as such quotations appear on the display designated “LIBOR” on the Bloomberg Financial Markets Commodities News.

     (c) If (x) with respect to any LIBOR Determination Date LIBOR is determined pursuant to clause (a)(ii) above and (y) on the next succeeding LIBOR Determination Date LIBOR will be determined pursuant to such clause (a)(ii) above, then the Depositor shall select an alternative interest rate index over which the Depositor has no control that is used for determining Eurodollar lending rates and is calculated and published (or otherwise made available) by an independent third party, and such alternative interest rate index shall constitute LIBOR for all purposes hereof.

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     As used herein:

     “LIBOR” means the London interbank offered rate.

     “LIBOR Business Day” means any day on which banks in London, England and New York, New York are open and conducting transactions in foreign currency and exchange.

     “LIBOR Determination Date” means the second LIBOR Business Day immediately preceding the commencement of each Interest Accrual Period, except with respect to the initial Interest Accrual Period, when it means the second LIBOR Business Day preceding the Closing Date.

     “Reference Banks” means four leading banks engaged in transactions in Eurodollar deposits in the international Eurocurrency market (a) with an established place of business in London, England, (b) whose quotations appear on the “Bloomberg Screen LIBOR Index Page” (as described in the definition of LIBOR) on the applicable LIBOR Determination Date, and (c) which have been designated as such by the Depositor and are able and willing to provide such quotations to the Depositor on each LIBOR Determination Date. The Reference Banks initially shall be Barclay’s plc, Bank of Tokyo, National Westminster Bank and Trust Company and Bankers Trust Company. If any of the initial Reference Banks should be removed from the Bloomberg Screen LIBOR Index Page or in any other way fail to meet the qualifications of a Reference Bank, the Depositor shall use its best efforts to designate alternate Reference Banks.

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SCHEDULE V

Representations and Warranties of the Originator in respect of the Mortgage Loans

     With respect to Subsequent Mortgage Loans and Qualified Substitute Mortgage Loans under the Pooling and Servicing Agreement, all references to the Mortgage Loans in this Schedule V shall be deemed to refer to the Subsequent Mortgage Loans or Qualified Substitute Mortgage Loans, respectively, and references to the Cut-Off Date or the Closing Date, as applicable, shall be deemed to refer to, with respect to the Subsequent Mortgage Loans, the applicable related Subsequent Cut-Off Date or Subsequent Sale Date, respectively, and the with respect to the Qualified Substitute Mortage Loans, the related substitution date.

     (a) Mortgage Loans as Described. The information set forth in the Mortgage Loan Schedule is complete, true and correct;

     (b) No Early Default. Each Mortgage Loan will make its first scheduled monthly payment due to the Trust within 45 days of its Due Date;

     (c) Accurate Appraisal. The appraisal of the related Mortgaged Property as set forth in the Mortgage File is accurate;

     (d) Documentation. All documentation necessary for the Servicer’s review of the Mortgage File are located in the Servicing File.

     (e) Payments Current. All payments required to be made up to the related Closing Date for the Mortgage Loan under the terms of the Mortgage Note, other than payments not yet 30 days delinquent, have been made and credited. No payment required under the Mortgage Loan is 30 days or more delinquent nor has any payment under the Mortgage Loan been 30 days or more delinquent at any time since the origination of the Mortgage Loan;

     (f) No Outstanding Charges. Except for payment defaults of less than 30 days, there are no defaults in complying with the terms of the Mortgage, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. Neither the Sellers nor the Originator have advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required under the Mortgage Loan, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is earlier, to the date which precedes by one month the Due Date of the first installment of principal and interest;

     (g) Original Terms Unmodified. The terms of the Mortgage Note and Mortgage have not been impaired, waived, altered or modified in any respect, from the date of origination except by a written instrument which has been recorded, if necessary to protect the interests of the Depositor, and which has been delivered to the Trustee or to such other Person as the Depositor shall designate in writing, and the terms of which are reflected in the Mortgage Loan Schedule. No Mortgage Loan has been modified so as to restructure the payment obligations or re-age the

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Mortgage Loan. The substance of any such waiver, alteration or modification has been approved by the title insurer, if any, to the extent required by the policy, and its terms are reflected on the Mortgage Loan Schedule, if applicable. No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement, approved by the issuer of the title insurer, to the extent required by the policy, and which assumption agreement is part of the Mortgage File delivered to the Trustee or to such other Person as the Depositor shall designate in writing and the terms of which are reflected in the Mortgage Loan Schedule;

     (h) No Defenses. The Mortgage Loan is not subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto, and no Mortgagor was a debtor in any state or federal bankruptcy or insolvency proceeding at, or subsequent to, the time the Mortgage Loan was originated;

     (i) Hazard Insurance. Pursuant to the terms of the Mortgage, all buildings or other improvements upon the Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan and (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan and (b) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor or the loss payee from becoming a co-insurer. If required by the National Flood Insurance Act of 1968, as amended, each Mortgage Loan is covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration as in effect with a generally acceptable insurance carrier rated A:VI or better in Best’s in an amount representing coverage equal to the lesser of (i) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement cost basis (or the unpaid balance of the mortgage if replacement cost coverage is not available for the type of building insured) and (ii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended. All individual insurance policies contain a standard mortgagee clause naming either Seller and its successors and assigns as mortgagee, and all premiums thereon have been paid and such policies may not be reduced, terminated or cancelled without 30 days’ prior written notice to the mortgagee. The Mortgage obligates the Mortgagor thereunder to maintain the hazard insurance policy at the Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor’s cost and expense, and to seek reimbursement therefor from the Mortgagor. Where required by state law or regulation, the Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a “master” or “blanket” hazard insurance policy covering a condominium, or any hazard insurance policy covering the common facilities of a planned unit development. The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Trust upon the consummation of the transactions contemplated by this Agreement. The Sellers and the Originator have not engaged in and have no knowledge of the Mortgagor’s or Servicer’s having engaged in, any act or omission which would impair the

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coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of such policy, including, without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by the Sellers or the Originator;

     (j) Compliance with Applicable Laws. Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, disclosure or unfair and deceptive practices laws applicable to the Mortgage Loan have been complied with, the consummation of the transactions contemplated hereby will not involve the violation of any such laws or regulations. Each Seller and the Originator shall maintain in their respective possession, available for the Trustee’s inspection, and shall deliver to the Depositor upon demand, evidence of compliance with all such requirements;

     (k) No Satisfaction of Mortgage. The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. Neither the Sellers nor the Originator have waived the performance by the Mortgagor of any action, if the Mortgagor’s failure to perform such action would cause the Mortgage Loan to be in default. Neither the Sellers nor the Originator have waived any default resulting from any action or inaction by the Mortgagor;

     (l) Location and Type of Mortgaged Property. The Mortgaged Property is a fee simple property located in the state identified in the Mortgage Loan Schedule except that with respect to real property located in jurisdictions in which the use of leasehold estates for residential properties is a widely-accepted practice, the Mortgaged Property may be a leasehold estate and consists of a single parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual residential condominium unit in a low-rise condominium project, or an individual unit in a planned unit development and that no residence or dwelling is (i) a mobile home or (ii) a manufactured home. As of the date of origination, no portion of the Mortgaged Property was used for commercial purposes, and since the date of origination, no portion of the Mortgaged Property has been used for commercial purposes; provided, however, that Mortgaged Properties which contain a home office shall not be considered as being used for commercial purposes as long as the Mortgaged Property has not been altered for commercial purposes and is not storing any chemicals or raw materials other than those commonly used for homeowner repair, maintenance and/or household purposes;

     (m) Valid First Lien. Each Mortgage is a valid and subsisting first lien of record on a single parcel of real estate constituting the Mortgaged Property, including all buildings and improvements on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time, with respect to the related Mortgage Loan, which exceptions are generally acceptable to prudent mortgage lending companies, and such other exceptions to which similar properties are commonly subject and which do not

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individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage. The lien of the Mortgage is subject only to:

     (i) the lien of current real property taxes and assessments not yet due and payable;

     (ii) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to prudent mortgage lending institutions generally and specifically referred to in the lender’s title insurance policy delivered to the Originator of the Mortgage Loan and (a) specifically referred to or otherwise considered in the appraisal made for the Originator of the Mortgage Loan or (b) which do not adversely affect the Appraised Value of the Mortgaged Property set forth in such appraisal; and

     (iii) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property.

Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting, enforceable and perfected first lien and first priority security interest with respect to each first lien mortgage loan on the property described therein and the applicable Seller has full right to sell and assign the same to the Depositor;

     (n) Validity of Mortgage Documents. The Mortgage Note and the Mortgage and any other agreement executed and delivered by a Mortgagor in connection with a Mortgage Loan are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms. All parties to the Mortgage Note, the Mortgage and any other such related agreement had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note, the Mortgage and any such agreement, and the Mortgage Note, the Mortgage and any other such related agreement have been duly and properly executed by other such related parties. The documents, instruments and agreements submitted for loan underwriting were not falsified and contain no untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the information and statements therein not misleading. No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to a Mortgage Loan has taken place on the part of any Person, including without limitation, the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination or servicing of the Mortgage Loan.

     (o) Full Disbursement of Proceeds. The Mortgage Loan has been closed and the proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

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     (p) Ownership. The applicable Seller is the sole owner of record and holder of the Mortgage Loan and the indebtedness evidenced by each Mortgage Note and upon the sale of the Mortgage Loans to the Depositor. The Mortgage Loan is not assigned or pledged, and such Seller has good, indefeasible and marketable title thereto, and has full right to transfer and sell the Mortgage Loan to the Depositor free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement and following the sale of each Mortgage Loan, the Depositor will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest. The applicable Seller intends to relinquish all rights to possess, control and monitor the related Mortgage Loan. After the related Closing Date, the applicable Seller will have no right to modify or alter the terms of the sale of any Mortgage Loan and such Seller and the Originator will have no obligation or right to repurchase such Mortgage Loan or substitute another Mortgage Loan, except as provided in this Agreement;

     (q) Doing Business. All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (2) (i) organized under the laws of such state, (ii) qualified to do business in such state, or (iii) a federal savings and loan association, a savings bank or a national bank having a principal office in such state, or (3) not doing business in such state;

     (r) LTV. No Mortgage Loan has an LTV greater than 100%;

     (s) Title Insurance. The Mortgage Loan is covered by an ALTA lender’s title insurance policy, or with respect to any Mortgage Loan for which the related Mortgaged Property is located in California a CLTA lender’s title insurance policy, and each such title insurance policy is issued by a title insurer and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the applicable Seller, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan, subject only to the exceptions contained in subclause (i), and in the case of Adjustable Rate Mortgage Loans, against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment to the Mortgage Interest Rate and Scheduled Monthly Payment. Where required by state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. Additionally, such lender’s title insurance policy affirmatively insures ingress and egress, and against encroachments by or upon the Mortgaged Property or any interest therein. The title policy does not contain any special exceptions (other than the standard exclusions) for zoning and uses and has been marked to delete the standard survey exception or to replace the standard survey exception with a specific survey reading. The applicable Seller, its successor and assigns, are the sole insureds of such lender’s title insurance policy, and such lender’s title insurance policy is valid and remains in full force and effect and will be in force and effect upon the consummation of the transactions contemplated by this Agreement. No claims are pending under such lender’s title insurance policy, and no prior holder of the related Mortgage, including the applicable Seller, has done, by act or omission, anything which would impair the coverage of

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such lender’s title insurance policy, including without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by the applicable Seller;

     (t) No Defaults. There is no default, breach, violation or event which would permit acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event which would permit acceleration, and neither of the Sellers nor any of their affiliates nor any of their respective predecessors, have waived any default, breach, violation or event which would permit acceleration;

     (u) No Mechanics’ Liens. There are no mechanics’ or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

     (v) Location of Improvements; No Encroachments. All improvements which were considered in determining the Appraised Value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property. No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation;

     (w) Origination; Payment Terms. The Mortgage Loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act, savings and loan association, a savings bank, a commercial bank, credit union, insurance company or other similar institution which is supervised and examined by a federal or state authority. The documents, instruments and agreements submitted for loan underwriting were not falsified and contain no untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the information and statements therein not misleading. No Mortgage Loan contains terms or provisions which would result in negative amortization. Principal payments on the Mortgage Loan commenced no more than sixty days after funds were disbursed in connection with the Mortgage Loan. The Mortgage Rate as well as the lifetime rate cap and the periodic cap are as set forth on the Mortgage Loan Schedule. The Mortgage Note is payable in equal monthly installments of principal and interest, which installments of interest, with respect to Adjustable Rate Mortgage Loans, are subject to change due to the adjustments to the Mortgage Rate on each Adjustment Date, with interest calculated and payable in arrears, sufficient to amortize the Mortgage Loan fully by the stated maturity date, over an original term of not more than thirty years from commencement of amortization. There are no Convertible Mortgage Loans which contain a provision allowing the Mortgagor to convert the Mortgage Note from an Adjustable Rate Mortgage Loan to a Fixed Rate Mortgage Loan. No Mortgage Loan is a simple interest mortgage loan;

     (x) Customary Provisions. The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a Deed of Trust, by trustee’s sale, and

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(ii) otherwise by judicial foreclosure. Upon default by a Mortgagor on a Mortgage Loan and foreclosure on, or trustee’s sale of, the Mortgaged Property pursuant to the proper procedures, the holder of the Mortgage Loan will be able to deliver good and merchantable title to the Mortgaged Property. There is no homestead or other exemption available to a Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee’s sale or the right to foreclose the Mortgage, subject to applicable federal and state laws and judicial precedent with respect to bankruptcy and right of redemption or similar law;

     (y) Conformance with Underwriting Guidelines. The Mortgage Loan was underwritten in accordance with the Underwriting Guidelines in effect as of the date of origination of such Mortgage Loan. The Mortgage Note and Mortgage are on forms acceptable to Freddie Mac or Fannie Mae and the applicable Seller has not made any representations to a Mortgagor that are inconsistent with the mortgage instruments used;

     (z) Occupancy of the Mortgaged Property. As of the related Closing Date the Mortgaged Property is lawfully occupied under applicable law. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

     (aa) No Additional Collateral. The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage;

     (bb) Deeds of Trust. In the event the Mortgage constitutes a Deed of Trust, a trustee, authorized and duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Depositor to the trustee under the deed of trust, except in connection with a reconveyance of the Deed of Trust or a trustee’s sale after default by the Mortgagor;

     (cc) Acceptable Investment. There are no circumstances or conditions with respect to the Mortgage, the Mortgaged Property, the Mortgagor, the Mortgage File or the Mortgagor’s credit standing (other than the status of the Mortgage Loan as a subprime mortgage loan) that can reasonably be expected to cause private institutional investors to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become delinquent, or adversely affect the value or marketability of the Mortgage Loan, or cause the Mortgage Loans to prepay during any period materially faster or slower than the mortgage loans originated by the Originator generally;

     (dd) Delivery of Mortgage Documents. The Mortgage Note (with all riders), the Mortgage (with all riders), the Assignment of Mortgage and any other documents required to be delivered under the this Agreement for each Mortgage Loan have been delivered to the Trustee. The applicable Seller is in possession of a complete, true and accurate Mortgage File in compliance with Exhibit V hereto, except for such documents the originals of which have been delivered to the Trustee;

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     (ee) Condominiums/Planned Unit Developments. If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimis planned unit development), such condominium or planned unit development project is acceptable to Seller and underwritten in accordance with the Underwriting Guidelines;

     (ff) Transfer of Mortgage Loans. The Assignment of Mortgage with respect to each Mortgage Loan is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located. The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the applicable Seller is not subject to the bulk transfer or similar statutory provisions in effect in any applicable jurisdiction;

     (gg) Due-On-Sale. The Mortgage contains an enforceable provision (except as such enforcement may be effected by bankruptcy and insolvency laws or by general principals of equity) for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder, and such provision is enforceable;

     (hh) Assumability. None of the Mortgage Loans, by their terms, are assumable;

     (ii) No Buydown Provisions; No Graduated Payments or Contingent Interests. The Mortgage Loan does not contain provisions pursuant to which Scheduled Monthly Payments are paid or partially paid with funds deposited in any separate account established by the applicable Seller, the Mortgagor, or anyone on behalf of the Mortgagor, or paid by any source other than the Mortgagor nor does it contain any other similar provisions which may constitute a “buydown” provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

     (jj) Consolidation of Future Advances. Any future advances made to the Mortgagor prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee’s consolidated interest or by other title evidence. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

     (kk) Mortgaged Property Undamaged; No Condemnation Proceedings. There is no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property. As of the related Closing Date, the Mortgaged Property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended and each Mortgaged Property is inhabitable under applicable state and local laws;

     (ll) Collection Practices; Escrow Deposits; Mortgage Rate Adjustments. The origination, servicing and collection practices used by the applicable Seller and its designated servicer with respect to the Mortgage Loan have been in all respects in compliance with

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Accepted Servicing Practices, applicable laws and regulations, and have been in all respects legal and proper and prudent in the mortgage origination and servicing business. With respect to escrow deposits and Escrow Payments, all such payments are in the possession of, or under the control of, the applicable Seller or its designated servicer and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. All Escrow Payments have been collected in full compliance with state and federal law and the provisions of the related Mortgage Note and Mortgage. An escrow of funds is not prohibited by applicable law and has been established in an amount sufficient to pay for every item that remains unpaid and has been assessed but is not yet due and payable. No escrow deposits or Escrow Payments or other charges or payments due to the applicable Seller have been capitalized under the Mortgage or the Mortgage Note. All Mortgage Rate adjustments have been made in strict compliance with state and federal law and the terms of the related Mortgage and Mortgage Note on the related Adjustment Date. If, pursuant to the terms of the Mortgage Note, another Index was selected for determining the Mortgage Rate, the same Index was used with respect to each Mortgage Note which required a new index to be selected, and such selection did not conflict with the terms of the related Mortgage Note. The applicable Seller executed and delivered any and all notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Rate and the Scheduled Monthly Payment adjustments. Any interest required to be paid pursuant to state, federal and local law has been properly paid and credited;

     (mm) Conversion to Fixed Interest Rate. With respect to Adjustable Rate Mortgage Loans, the Mortgage Loan is not a Convertible Mortgage Loan;

     (nn) No Violation of Environmental Laws. To the best of the Originator’s knowledge, the Mortgaged Property is free from any and all toxic or hazardous substances and there exists no violation of any local, state or federal environmental law, rule or regulation. There is no pending action or proceeding directly involving the Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue; to the best of the Originator’s knowledge, there is no violation of any environmental law, rule or regulation with respect to the Mortgage Property; and nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property;

     (oo) Servicemembers Civil Relief Act. The Mortgagor has not notified the applicable Seller or the Originator, and the applicable Seller and the Originator have no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act;

     (pp) Appraisal. The Mortgage File contains an appraisal of the related Mortgaged Property signed prior to the funding of the Mortgage Loan and prepared by a qualified appraiser, duly appointed by the related Originator, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and the appraisal and appraiser both satisfy the requirements of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated;

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     (qq) Disclosure Materials. The Mortgagor has received all disclosure materials required by, and the Originator has complied with, all applicable law with respect to the making of the Mortgage Loans;

     (rr) Construction or Rehabilitation of Mortgaged Property. No Mortgage Loan was made in connection with the construction or rehabilitation of a Mortgaged Property or facilitating the trade-in or exchange of a Mortgaged Property;

     (ss) Value of Mortgaged Property. The applicable Seller has no knowledge of any circumstances existing that could reasonably be expected to adversely affect the value or the marketability of any Mortgaged Property or Mortgage Loan or to cause the Mortgage Loans to prepay during any period materially faster or slower than similar mortgage loans held by the applicable Seller generally secured by properties in the same geographic area as the related Mortgaged Property;

     (tt) No Defense to Insurance Coverage. The applicable Seller and the Originator have caused or will cause to be performed any and all acts required to preserve the rights and remedies of the Depositor in any insurance policies applicable to the Mortgage Loans including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of coinsured, joint loss payee and mortgagee rights in favor of the Depositor. No action has been taken or failed to be taken, no event has occurred and no state of facts exists or has existed on or prior to the related Closing Date (whether or not known to the applicable Seller on or prior to such date) which has resulted or will result in an exclusion from, denial of, or defense to coverage under any applicable, special hazard insurance policy, or bankruptcy bond (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured) whether arising out of actions, representations, errors, omissions, negligence, or fraud of the applicable Seller, the related Mortgagor or any party involved in the application for such coverage, including the appraisal, plans and specifications and other exhibits or documents submitted therewith to the insurer under such insurance policy, or for any other reason under such coverage, but not including the failure of such insurer to pay by reason of such insurer’s breach of such insurance policy or such insurer’s financial inability to pay;

     (uu) Escrow Analysis. With respect to each Mortgage with an Escrow Account, the Originator has within the last twelve months (unless such Mortgage was originated within such twelve-month period) analyzed the required Escrow Payments for each Mortgage and adjusted the amount of such payments so that, assuming all required payments are timely made, any deficiency will be eliminated on or before the first anniversary of such analysis, or any overage will be refunded to the Mortgagor, in accordance with RESPA and any other applicable law;

     (vv) Prior Servicing. Each Mortgage Loan has been serviced in all material respects in compliance with Accepted Servicing Practices;

     (ww) Leaseholds. If the Mortgage Loan is secured by a long-term residential lease,

     (i) the lessor under the lease holds a fee simple interest in the land,

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     (ii) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor’s consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections,

     (iii) the terms of such lease do not (a) allow the termination thereof upon the lessee’s default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (b) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (c) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or (d) permit any increase in rent other than pre-established increases set forth in the lease,

     (iv) the original term of such lease is not less than 15 years,

     (v) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note, and

     (vi) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice;

     (xx) Prepayment Premium. The Mortgage Loan is subject to a Prepayment Premium as provided in the related Mortgage Note except as set forth on the Mortgage Loan Schedule. With respect to each Mortgage Loan that has a Prepayment Premium, each such Prepayment Premium is enforceable and will be enforced by the applicable Seller for the benefit of the Depositor, and each Prepayment Premium is permitted pursuant to federal, state and local law. Each such Prepayment Premium is in an amount less than or equal to the maximum amount permitted under applicable law and no such Prepayment Premium may be imposed for a term in excess of five years with respect to Mortgage Loans originated prior to October, 1, 2002. With respect to Mortgage Loans originated on or after October 1, 2002, unless indicated otherwise in the Mortgage Loan Schedule, no such Prepayment Premium may be imposed for a term in excess of three years;

     (yy) Flood Certification Contract. Each Mortgage Loan is covered by a paid in full, life of loan, flood certification contract and each of these contracts is assignable to the Depositor;

     (zz) Qualified Mortgage. The Mortgage Loan is a “qualified mortgage” (including any participation or certificate of beneficial ownership therein) within the meaning of Section 860G of the Code and Treasury Regulation Section 1.860G-2;

     (aaa) Regarding the Mortgagor. The Mortgagor is one or more natural persons and/or trustees for an Illinois land trust;

     (bbb) Recordation. Each original Mortgage was recorded and, except for those Mortgage Loans subject to the MERS identification system, all subsequent assignments of the original Mortgage (other than the assignment to the Depositor) have been recorded in the

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appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the applicable Seller, or is in the process of being recorded;

     (ccc) FICO Scores. Each Mortgage Loan has a non-zero FICO score. No Mortgage Loan has a Mortgagor where the FICO score used for underwriting approval was less than 500 as of the related origination date;

     (ddd) Compliance with Anti-Money Laundering Laws. Each Seller and the Originator have complied with all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 (collectively, the “Anti-Money Laundering Laws”); to the extent applicable to the Sellers as of the related Closing Date, the Sellers have each established an anti-money laundering compliance program as required by the Anti-Money Laundering Laws, conducted the requisite due diligence in connection with the origination of each Mortgage Loan for purposes of the Anti-Money Laundering Laws, including with respect to the legitimacy of the applicable Mortgagor and the origin of the assets used by the said Mortgagor to purchase the property in question, and maintain, and will maintain, sufficient information to identify the applicable Mortgagor for purposes of the Anti-Money Laundering Laws;

     (eee) MERS Designations. With respect to each MERS Designated Mortgage Loan, the applicable Seller has designated the Trustee as the Investor and no Person is listed as Interim Funder on the MERS® System;

     (fff) Owner of Record. The applicable Seller is the owner of record of each Mortgage and the indebtedness evidenced by each Mortgage Note, except for the Assignments of Mortgage which have been sent for recording, and upon recordation the applicable Seller will be the owner of record of each Mortgage and the indebtedness evidenced by each Mortgage Note, and upon the sale of the Mortgage Loans to the Depositor, the applicable Seller will retain the Mortgage Files with respect thereto in trust only for the purpose of servicing and supervising the servicing of each Mortgage Loan;

     (ggg) Reports. On or prior to the related Closing Date, the applicable Seller has provided the Trustee and the Depositor with a MERS Report listing the Trustee as the Investor with respect to each MERS Designated Mortgage Loan;

     (hhh) Payoffs. No Mortgage Loans have been prepaid in full prior to the related Closing Date;

     (iii) Prepayment Penalty. The information set forth in the Prepayment Penalty Schedule is complete, true and correct in all material respects at the date or dates on which such information is furnished respecting with such information is furnished, and each Prepayment Penalty is permissible and enforceable in accordance with its terms upon the Mortgagor’s full and voluntary principal prepayment under applicable law, except to the extent that: (1) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors’ rights; (2) the collectability thereof may be limited due to acceleration in connection with a foreclosure or other involuntary prepayment; or (3) subsequent changes in applicable law may limit or prohibit enforceability thereof under applicable law.

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Each Mortgage Loan and Prepayment Penalty associated with the Mortgage Loan at origination complied in all material respects with applicable local, state and federal laws, including, without limitation, usury, equal credit opportunity, real estate settlement procedures, truth-in-lending and disclosure laws, and the consummation of the transactions contemplated hereby will not involve the violation of any such laws. The Servicer may not waive payment of such Prepayment Penalty unless such waiver would maximize recovery of total proceeds, taking into account the value of the Prepayment Penalty and related home equity loan; and waiving such penalty is standard and customary in servicing similar home equity loans (including any waiver of a Prepayment Penalty in connection with a refinancing of a loan related to a default or a reasonably foreseeable default). In no event will the Servicer waive a Prepayment Penalty in connection with a refinancing of a home equity loan that is not related to a default or a reasonably foreseeable default; and

     (jjj) Anti-Predatory Lending Representations and Warranties. The Originator hereby represents and warrants with respect to the Mortgage Loans that as of the Closing Date or as of such date specifically provided herein:

     (i) No Mortgage Loan is subject to the requirements of the Home Ownership and Equity Protection Act of 1994 (“HOEPA”);

     (ii) Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state, and federal laws, including, but not limited to, all applicable predatory and abusive lending laws;

     (iii) No Mortgage Loan originated on or after March 7, 2003 is a “High Cost Home Loan” as defined in the Georgia Fair Lending Act, as amended (the “Georgia Act”). No Mortgage Loan subject to the Georgia Act and secured by owner occupied real property or an owner occupied manufactured home located in the State of Georgia was originated (or modified) on or after October 1, 2002 through and including March 6, 2003;

     (iv) No Mortgage Loan is a “High Cost Home Loan” as defined in New York Banking Law 6-1;

     (v) No Mortgage Loan is a “High-Cost Home Loan” as defined in the Arkansas Home Loan Protection Act effective July 16, 2003 (Act 1340 of 2003);

     (vi) No Mortgage Loan is a “High-Cost Home Loan” as defined in the Kentucky high-cost home loan statute effective June 24, 2003 (Ky. Rev. Stat. Section 360.100);

     (vii) No Mortgage Loan is a “High-Cost Home Loan” as defined in the New Jersey Home Ownership Act effective November 27, 2003 (N.J.S.A. 46:10B-22 et seq.);

     (viii) No Mortgage Loan is a “High-Cost Home Loan” as defined in the New Mexico Home Loan Protection Act effective January 1, 2004 (N.M. Stat. Ann. §§ 58-21A-1 et seq.);

S-V-13

     (ix) No Mortgage Loan is a “High-Risk Home Loan” as defined in the Illinois High-Risk Home Loan Act effective January 1, 2004 (815 Ill. Comp. Stat. 137/1 et seq.);

     (x) No Mortgage Loan is a “High-Cost Home Mortgage Loan” as defined in the Massachusetts Predatory Home Loan Practices Act, effective November 6, 2004 (Mass. Ann. Laws Ch. 183C);

     (xi) No Mortgage Loan is subject to Ordinance No. 12361 passed by the City of Oakland, California;

     (xii) Each Mortgage Loan originated in the state of Texas pursuant to Article XVI, Section 50(a)(6) of the Texas Constitution has been originated in compliance with the provisions of Article XVI, Section 50(a)(6) of the Texas Constitution, Texas Civil Statutes and the Texas Finance Code;

     (xiii) No Mortgage Loan is a “High Cost Loan” or “Covered Loan” as defined in Appendix E of S&P’s Glossary for File Format for LEVELS Version 5.6.B;

     (xiv) the Originator has implemented and conducted compliance procedures to determine if each Mortgage Loan is “high-cost” home loan under the applicable laws and performed a review of the disclosure provided to the related Mortgagor in accordance with such laws and the related Mortgage Note in order to determine that such Mortgage Loan, if subject to any such law, does not violate any such law;

     (xv) The Originator’s underwriting methodology does not primarily rely on the extent of the Mortgagor’s equity in the collateral as the determining factor in assessing a Mortgagor’s ability to repay the Mortgage Loan;

     (xvi) With respect to any Mortgage Loan that contains a provision permitting imposition of a Prepayment Penalty: (i) the Prepayment Penalty is disclosed to the Mortgagor in the loan documents pursuant to applicable state and federal law, and (ii) notwithstanding any state or federal law to the contrary, the applicable Seller shall not impose such Prepayment Penalty in any instance when the Mortgage Loan is accelerated as the result of the Mortgagor’s default in making the Scheduled Monthly Payments;

     (xvii) No Mortgagor was required to purchase any credit life, disability, accident or health insurance product as a condition of obtaining the extension of credit. No Mortgagor obtained a prepaid single-premium credit life, disability, accident or health insurance policy in connection with the origination of the Mortgage Loan. No proceeds from any Mortgage Loan were used to purchase single premium credit insurance policies as part of the origination of, or as a condition to closing, such Mortgage Loan; and

     (xviii) All fees and charges (including finance charges) and whether or not financed, assessed, collected or to be collected in connection with the origination and servicing of each Mortgage Loan have been disclosed in writing to the Mortgagor in accordance with applicable state and federal law and regulation.

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SCHEDULE VI

Subsequent Mortgage Loan Criteria

     The obligation of the Trust to purchase Subsequent Mortgage Loans during the Pre-Funding Period is subject to the following requirements:

•	such Subsequent Mortgage Loan must not be 30 or more days delinquent as of the related Subsequent Cut-off Date;

•	such Subsequent Mortgage Loan must not be selected by the applicable Seller in a manner that the Seller believes is adverse to the interests of the Certificateholders;

•	such Subsequent Mortgage Loan may not have a final maturity date later than September 1, 2035;

•	the remaining term to stated maturity of such Subsequent Mortgage Loan will not exceed 30 years;

•	such Subsequent Mortgage Loan will have a Mortgage Rate not less than 5.000% per annum;

•	such Subsequent Mortgage Loan will not have an Original Loan-to-Value Ratio greater than 100.00%;

•	such Subsequent Mortgage Loan will have a principal balance not greater than $750,000;

•	such Subsequent Mortgage Loan will be secured by a first lien on a mortgaged property;

•	inclusion of such Subsequent Mortgage Loan must not result in the downgrade, withdrawal or qualification of the ratings assigned to the Certificates; and

•	such Subsequent Mortgage Loan will be otherwise acceptable to the Rating Agencies.

     Following the purchase of such Subsequent Mortgage Loans by the Trust, the Trust Fund will have the following characteristics (based upon the characteristics of the (a) Closing Date Mortgage Loans as of the initial Cut-off Date and (b) Subsequent Mortgage Loans as of the date such subsequent mortgage loans are transferred to the Trust:

     Mortgage Pool

•	a weighted average current Mortgage Rate of not less than 7.096% and not more than 7.296% per annum;

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•	a weighted average remaining term to stated maturity of no less than 356 months and no more than 360 months;

•	a weighted average Original Loan-to-Value Ratio of not more than 82%;

•	not more than 37%, 22% and 15% of the Mortgage Loans located in California, Florida, Illinois, or any other individual state, respectively;

•	a weighted average Credit Score of at least 627;

•	no more than 58.00% of the Mortgage Loans by aggregate Scheduled Principal Balance at the end of the Pre-Funding Period will be used for cash-out refinances;

•	the percentage of the Mortgage Loans with Prepayment Penalties will be at least 78.00%;

•	no more than 50.00% of the Mortgage Loans by aggregate Scheduled Principal Balance at the end of the Pre-Funding Period were originated pursuant to a stated income documentation program; and

•	no more than 41.00% of the Mortgage Loans by aggregate Scheduled Principal Balance at the end of the Pre-Funding Period will be an interest-only loan.

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EXHIBIT A

Form of Class A Certificate

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A DIRECT OR INDIRECT BENEFICIAL INTEREST IN A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND CERTAIN OTHER PROPERTY.

FIRST NLC TRUST 2005-2
MORTGAGE-BACKED CERTIFICATES,
SERIES 2005-2
CLASS AV-[ — ]

     THIS CLASS AV-[ — ] CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

     THE PRINCIPAL OF THIS CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW, AND MAY BE ZERO. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

PASS-THROUGH RATE: [ — ]	CERTIFICATE PRINCIPAL BALANCE OF THE CLASS AV-[ — ] CERTIFICATES AS OF THE CLOSING DATE: $[ — ]

DATE OF POOLING AND SERVICING AGREEMENT: AS OF JUNE 1, 2005 CLOSING DATE: JUNE 29, 2005	SCHEDULED PRINCIPAL BALANCE OF THE CLOSING DATE MORTGAGE LOANS (INCLUDING THE ORIGINAL PRE-FUNDED AMOUNT) AS OF THE CUT-OFF DATE AFTER DEDUCTING PAYMENTS DUE ON OR BEFORE AND PREPAYMENTS RECEIVED BEFORE THE CUT-OFF DATE: $[ — ]

FIRST DISTRIBUTION DATE: JULY 25, 2005	SERVICER: LITTON LOAN SERVICING LP

PERCENTAGE INTEREST: [ — ]%	TRUSTEE: JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

NO. 1	CUSIP NO.: [ — ]

FIRST NLC TRUST 2005-2
MORTGAGE-BACKED CERTIFICATES,
SERIES 2005-2
CLASS AV-[ — ]

evidencing a beneficial ownership interest in a Trust that consists primarily of a pool of Mortgage Loans (the “Mortgage Loans”) formed and sold by

FBR SECURITIZATION, INC.

THIS CERTIFICATE DOES NOT REPRESENT INTERESTS IN OR OBLIGATIONS FRIEDMAN, BILLINGS, RAMSEY & CO., INC., THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. UNLESS EXPRESSLY PROVIDED IN THE PROSPECTUS SUPPLEMENT, THIS CERTIFICATE IS NOT INSURED OR GUARANTEED BY ANY PERSON.

THIS CERTIFIES THAT:

Cede & Co.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class AV-[ - ] Certificates issued by First NLC Trust 2005-2 (the “Trust”), which was created pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2005 (the “Pooling and Servicing Agreement”) by and among FBR Securitization, Inc., as depositor (the “Depositor”), First NLC Financial Services, LLC, as originator (the “Originator”), NLC Finance II, LLC and First NLC Financial Services, LLC, as sellers (the “Sellers”), JPMorgan Chase Bank, National Association, as trustee (the “Trustee”), Litton Loan Servicing LP, as servicer (the “Servicer”), and Ocwen Federal Bank FSB, as interim servicer, a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Holder is bound.

     Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 25th day of each month commencing in July 2005 or, if such 25th day is not a Business Day, the Business Day immediately following (a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the Business Day preceding such Distribution Date (the related “Record Date”). All sums distributed on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

     The Pass-Through Rate on the Class AV-[ — ] Certificates for any Distribution Date will be equal to [ — ]. Principal and interest will be distributed on this Certificate on any Distribution Date in the manner specified in the Pooling and Servicing Agreement. Distributions allocated to the Class AV-[ — ] Certificates will be allocated among the Certificates of such Class pro rata based upon their respective Percentage Interests, with a final distribution to be made upon retirement of this Certificate as set forth in the Pooling and Servicing Agreement.

     This Certificate is one of a duly authorized issue of Certificates designated as the First NLC Trust 2005-2 Mortgage-Backed Certificates, Series 2005-2 (herein called the “Certificates”) and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the initial aggregate Certificate principal balance of the Class AV-[ — ] Certificates. The Certificates are issued in eighteen classes as specifically set forth in the Pooling and Servicing Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

     Certain Realized Losses on and certain other shortfalls in respect of the Mortgage Loans will be allocated on any Distribution Date to Holders of Class M Certificates by allocation to the related Certificates of an Applied Loss Amount in the manner set forth in the Pooling and Servicing Agreement. Applied Loss Amounts will be allocated on each Distribution Date to the Class M Certificates in reverse order of their respective numerical Class designations until the respective Certificate Principal Balance of each such Class is reduced to zero.

     The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Payment Account, the Custodial Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Administrative Expenses, including Advances made by the Servicer, and certain expenses and indemnities amounts incurred with respect to the Mortgage Loans and administration of the Trust.

     So long as this Certificate is registered in the name of a Depository or its nominee, the Trustee shall make distributions on each Distribution Date to the Holder of such Certificate as of the related Record Date either (i) by wire transfer of immediately available funds to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such Holder has so notified the Trustee at least five (5) Business Days prior to the related Record Date or (ii) by check mailed by first class mail to such Holder at the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Trustee specified in the final distribution notice to Certificateholders.

     The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee, the Sellers and the Servicer and the rights of the Holders under the Pooling and Servicing Agreement at any time by the Depositor, the Trustee, the Sellers and the Servicer, with the consent of the Holders of a Majority of Interest of each Class of Certificates (and in certain circumstances a higher percentage of such Voting Rights as specified in the Pooling and Servicing Agreement). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer or exchange hereof or in lieu herefor, regardless of whether notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Pooling and Servicing Agreement and subject to any limitations on transfer of this Certificate by the Depository or its nominee and certain limitations set forth in the Pooling and Servicing Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the applicable Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose or such other locations, if any, provided in the Pooling and Servicing Agreement, duly endorsed by, or accompanied by an assignment in the form attached hereto or other written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

     Subject to the terms of the Pooling and Servicing Agreement, the Certificates of this Class will be registered as one or more certificates held by the Depository or its nominee and beneficial interests will be held by Beneficial Owners through the book-entry facilities of the Depository or its nominee in minimum denominations of $25,000 and integral multiples of $1 in excess thereof.

     As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, at the option of the Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon the surrender of the Certificates to be exchanged at the office or agency of the Trustee. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     The Depositor, the Servicer, the Trustee, the Sellers and the Originator and any agent of the Depositor, the Servicer or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Servicer, the Trustee, nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Pooling and Servicing Agreement and the Trust created thereby shall terminate upon the earlier of (a) the purchase by the Servicer of all Mortgage Loans (and REO Properties) remaining in the Trust Fund pursuant to the terms and conditions of the Pooling and Servicing Agreement and (b) the later of (i) the maturity or other liquidation of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts to be distributed to them. In no event shall the Trust continue beyond the earlier of (i) the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of the St. James’s, living on the date hereof and (ii) the Latest Possible Maturity Date. Pursuant to the terms of the Pooling and Servicing Agreement, the Servicer may make an

Optional Termination or cause an Optional Termination to be made pursuant to Section 12.1 of the Pooling and Servicing Agreement.

     Unless the certificate of authentication hereon has been executed by the Trustee, by manual or facsimile signature, this Certificate shall not represent entitlement to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

     THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

     The Trustee has executed this Certificate on behalf of the Trust not in its individual capacity but solely as Trustee under the Pooling and Servicing Agreement.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

Dated: June ____, 2005	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS TRUSTEE

BY:

AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

     THIS IS ONE OF THE CLASS AV-[ — ] CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, AS TRUSTEE

BY:

AUTHORIZED OFFICER

ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT	-	Custodian

(Cust) (Minor)
TEN ENT	-	as tenants by the entireties			under Uniform Gifts
to Minors Act
JT TEN	-	as joint tenants with right
		of survivorship and not as			(State)
tenants in common

        Additional abbreviations may also be used though not in the above list.

FORM OF TRANSFER

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
(Please print or typewrite name and address of assignee) the within Certificate and does hereby irrevocably constitute and appoint                                          (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds, to                                                                                                                                                                  , for the account of                                                                                 , account number                                                             , or, if mailed by check, to                                                                                 . Applicable reports and statements should be mailed to                                                                                 . This information is provided by                                                                                 , the assignee named above, or                                                                                 , as its agent.

EXHIBIT B

Form of Offered Class M Certificate

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A DIRECT OR INDIRECT BENEFICIAL INTEREST IN A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND CERTAIN OTHER PROPERTY.

NONE OF THE CLASS [M- ] CERTIFICATES ARE OFFERED FOR SALE, AND ARE NOT TRANSFERABLE, TO ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN, COLLECTIVE INVESTMENT FUND (OR INSURANCE COMPANY GENERAL ACCOUNT) OR INDIVIDUAL RETIREMENT ACCOUNT THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), THE CODE OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA), OR A CHURCH PLAN (AS DEFINED IN SECTION 3(33) OF ERISA) OR OTHER EMPLOYEE BENEFIT PLAN OR RETIREMENT ARRANGEMENT THAT IS SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW (“SIMILAR LAW”) WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH, A “PLAN”) OR ANY PERSON ACTING DIRECTLY OR INDIRECTLY ON BEHALF OF A PLAN OR WITH ASSETS OF A PLAN UNLESS AN EXEMPTION FROM THE PROHIBITED TRANSACTION RULES OF ERISA AND THE CODE APPLIES TO THE ACQUISITION, HOLDING, AND RESALE OF SUCH CERTIFICATE AND

TRANSACTIONS IN CONNECTION WITH THE SERVICING, MANAGEMENT AND OPERATION OF THE TRUST. EACH PURCHASER OF A CLASS [M- ] CERTIFICATE, OTHER THAN THE INITIAL PURCHASER OF THE CLASS [M- ] CERTIFICATE, BY VIRTUE OF ITS PURCHASE OF SUCH CERTIFICATE, WILL BE DEEMED TO HAVE REPRESENTED EITHER THAT IT IS NOT A PLAN OR THAT AN EXEMPTION FROM THE PROHIBITED TRANSACTION RULES OF ERISA AND THE CODE (OR SIMILAR LAW) APPLIES TO THE ACQUISITION, HOLDING, AND RESALE OF SUCH CERTIFICATE AND TRANSACTIONS IN CONNECTION WITH THE SERVICING, MANAGEMENT AND OPERATION OF THE TRUST.

THE CLASS [M- ] CERTIFICATES ARE SUBORDINATED TO THE CLASS AV-1, CLASS AV-2, CLASS AV-3 [AND] CLASS [M- ] CERTIFICATES ISSUED BY THE TRUST DESCRIBED HEREIN TO THE EXTENT DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

FIRST NLC TRUST 2005-2
MORTGAGE-BACKED CERTIFICATES,
SERIES 2005-2
CLASS M-[1, 2, 3, 4, 5, 6, 7]

     THIS CLASS [M- ] CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

     THE PRINCIPAL OF THIS CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW, AND MAY BE ZERO. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

PASS-THROUGH RATE: [ — ]	CERTIFICATE PRINCIPAL BALANCE OF THE CLASS [M- ] CERTIFICATES AS OF THE CLOSING DATE: $[ — ]

DATE OF POOLING AND SERVICING AGREEMENT: AS OF JUNE 1, 2005 CLOSING DATE: JUNE 29, 2005	SCHEDULED PRINCIPAL BALANCE OF THE CLOSING DATE MORTGAGE LOANS (INCLUDING THE ORIGINAL PRE-FUNDED AMOUNT) AS OF THE CUT-OFF DATE AFTER DEDUCTING PAYMENTS DUE ON OR BEFORE AND PREPAYMENTS RECEIVED BEFORE THE CUT-OFF DATE: $[ — ]

FIRST DISTRIBUTION DATE: JULY 25, 2005	SERVICER: LITTON LOAN SERVICING LP

PERCENTAGE INTEREST: [ — ]%	TRUSTEE: JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

NO. 1	CUSIP NO.: [ — ]

FIRST NLC TRUST 2005-2
MORTGAGE-BACKED CERTIFICATES,
SERIES 2005-2
CLASS M-[1, 2, 3, 4, 5, 6, 7]

evidencing a beneficial ownership interest in a Trust, which Trust consists primarily of a pool of Mortgage Loans (the “Mortgage Loans”) formed and sold by

FBR SECURITIZATION, INC.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN FRIEDMAN, BILLINGS, RAMSEY & CO., INC., THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES (EXCEPT TO THE EXTENT THAT ONE OR MORE OF THE MORTGAGE LOANS ARE INSURED BY THE FEDERAL HOUSING ADMINISTRATION).

NO CERTIFICATEHOLDER HAS ANY RIGHT AGAINST FHA OR HUD WITH RESPECT TO FHA INSURANCE POLICIES ON THE FHA-INSURED MORTGAGE LOANS. BY ITS ACCEPTANCE OF THIS CERTIFICATE, EACH CERTIFICATEHOLDER IS DEEMED TO HAVE AGREED TO THE FOREGOING.

THIS CERTIFIES THAT:

Cede & Co.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class [ — ] Certificates issued by First NLC Trust 2005-2 (the “Trust”), which was created pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2005 (the “Pooling and Servicing Agreement”) by and among FBR Securitization, Inc., as depositor (the “Depositor”), First NLC Financial Services, LLC, as originator (the “Originator”), NLC Finance II, LLC and First NLC Financial Services, LLC, as sellers (the “Sellers”), JPMorgan Chase Bank, National Association, as trustee (the “Trustee”), Litton Loan Servicing LP, as servicer (the “Servicer”), and Ocwen Federal Bank FSB, as interim servicer, a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Holder is bound.

     Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 25th day of each month commencing in July 2005 or, if such 25th day is not a Business Day, the Business Day immediately following (a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the Business Day preceding such Distribution Date (the related “Record Date”). All sums distributed on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

     The Pass-Through Rate on the Class [M- ] Certificates for any Distribution Date will be equal to [ — ] . Principal and interest will be distributed on this Certificate on any Distribution Date in the manner specified in the Pooling and Servicing Agreement. Distributions allocated to the Class [M- ] Certificates will be allocated among the Certificates of such Class pro rata based upon their respective Percentage Interests, with a final distribution to be made upon retirement of this Certificate as set forth in the Pooling and Servicing Agreement.

     This Certificate is one of a duly authorized issue of Certificates designated as the First NLC Trust 2005-2 Mortgage-Backed Certificates, Series 2005-2 (herein called the “Certificates”) and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the initial aggregate Certificate principal balance of the [M- ] Certificates. The Certificates are issued in eighteen classes as specifically set forth in the Pooling and Servicing Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

     The Class [M- ] Certificates will be subordinated to the Class AV-1, AV-2, AV-3 [and] Class [M- ] Certificates, and the Class [ — ], Class C, Class P, Class R and Class RX Certificates will be subordinated to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, in each case to the extent provided in the Pooling and Servicing Agreement.

     Certain Realized Losses on and certain other shortfalls in respect of the Mortgage Loans will be allocated on any Distribution Date to Holders of Class M Certificates by allocation to the related Certificates of an Applied Loss Amount in the manner set forth in the Pooling and Servicing Agreement. Applied Loss Amounts will be allocated on each Distribution Date to the Class M Certificates in reverse order of their respective numerical Class designations until the respective Certificate Principal Balance of each such Class is reduced to zero.

     The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Payment Account, the Custodial Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Administrative Expenses, including Advances made by the Servicer, and certain expenses and indemnities amounts incurred with respect to the Mortgage Loans and administration of the Trust.

     So long as this Certificate is registered in the name of a Depository or its nominee, the Trustee shall make distributions on each Distribution Date to the Holder of such Certificate as of the related Record Date either (i) by wire transfer of immediately available funds to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such Holder has so notified the Trustee at least five (5) Business Days prior to the related Record Date or (ii) by check mailed by first class mail to such Holder at the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Trustee specified in the final distribution notice to Certificateholders.

     The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the Sellers and the rights of the Holders under the Pooling and Servicing Agreement at any time by the Depositor, the Trustee, the Sellers and the Servicer, with the consent of the Holders of a Majority of Interest of each Class of Certificates (and in certain circumstances a higher percentage of such Voting Rights as specified in the Pooling and Servicing Agreement). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer or exchange hereof or in lieu herefor, regardless of whether notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Pooling and Servicing Agreement and subject to any limitations on transfer of this Certificate by the Depository or its nominee and certain limitations set forth in the Pooling and Servicing Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the applicable Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose or such other locations, if any, provided in the Pooling and Servicing Agreement, duly endorsed by, or accompanied by an assignment in the form attached hereto or other written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

     Subject to the terms of the Pooling and Servicing Agreement, the Certificates of this Class will be registered as one or more certificates held by the Depository or its nominee and beneficial interests will be held by Beneficial Owners through the book-entry facilities of the Depository or its nominee in minimum denominations of $25,000 and integral multiples of $1 in excess thereof.

     As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, at the option of the Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon the surrender of the Certificates to be exchanged at the office or agency of the Trustee. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     No transfer of all or any portion of the Class [M- ] Certificates may be made to a proposed transferee that is a Plan unless an exemption from the prohibited transaction rules of ERISA and the Code applies to the acquisition, holding, and resale of such Certificate. Each Beneficial Owner of this Certificate will be deemed to have represented to the Trustee and the Servicer, by virtue of its acquisition of a beneficial interest in this Certificate, either that it is not a Plan or that an exemption from the prohibited transaction rules of ERISA and the Code (or similar law) applies to the acquisition, holding and resale of such certificates and transactions in connection with the servicing, management and operation of the Trust.

     The Depositor, the Servicer and the Trustee and any agent of the Depositor, the Servicer and the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Pooling and Servicing Agreement and the Trust created thereby shall terminate upon the earlier of (a) the purchase by the Servicer of all Mortgage Loans (and REO Properties) remaining in the Trust Fund pursuant to the terms and conditions of the Pooling and Servicing Agreement and (b) the later of (i) the maturity or other liquidation of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts to be distributed to them. In no event shall the Trust continue beyond the earlier of (i) the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of the St. James’s, living on the date hereof and (ii) the Latest Possible Maturity Date. Pursuant to the terms of the Pooling and Servicing Agreement, the Servicer may make an Optional Termination or cause an Optional Termination to be made pursuant to Section 12.1 of the Pooling and Servicing Agreement.

     Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not represent entitlement to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

     THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

     The Trustee has executed this Certificate on behalf of the Trust not in its individual capacity but solely as Trustee under the Pooling and Servicing Agreement.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

Dated: June __, 2005	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS TRUSTEE

BY:

AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

     THIS IS ONE OF THE CLASS [M- ] CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, AS TRUSTEE

BY:

AUTHORIZED OFFICER

ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT	-	Custodian

(Cust) (Minor)
TEN ENT	-	as tenants by the entireties			under Uniform Gifts
to Minors Act
JT TEN	-	as joint tenants with right
		of survivorship and not as			(State)
tenants in common

     Additional abbreviations may also be used though not in the above list.

FORM OF TRANSFER

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint ____________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds, to                                                                                                     , for the account of                                         , account number                     , or, if mailed by check, to                                         . Applicable reports and statements should be mailed to                                                                                 . This information is provided by                                                             , the assignee named above, or                                                             , as its agent.

EXHIBIT C

Form of Restricted Class M Certificate

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE IS SUBORDINATE TO THE OFFERED CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS UNTIL SUCH TIME AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A DIRECT OR INDIRECT BENEFICIAL INTEREST IN A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND CERTAIN OTHER PROPERTY.

NO TRANSFER OF THE CLASS [M-] CERTIFICATES TO AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN, COLLECTIVE INVESTMENT FUND (OR INSURANCE COMPANY GENERAL ACCOUNT) OR INDIVIDUAL RETIREMENT ACCOUNT THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), THE CODE OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA), OR A CHURCH PLAN (AS DEFINED IN SECTION 3(33) OF ERISA) OR OTHER

EMPLOYEE BENEFIT PLAN OR RETIREMENT ARRANGEMENT THAT IS SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW (“SIMILAR LAW”) WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH, A “PLAN”)WILL BE REGISTERED UNLESS THE TRANSFEREE (OTHER THAN THE INITIAL PURCHASER) (A) DELIVERS A REPRESENTATION LETTER IN THE FORM OF EXHIBIT P TO THE POOLING AND SERVICING AGREEMENT AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE DEPOSITOR THAT EITHER (I) IT IS NOT, AND IS NOT ACTING DIRECTLY OR INDIRECTLY ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (II) IF THE PURCHASER IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THE OFFERED PRIVATE CERTIFICATES OR ANY INTEREST THEREIN IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 (“PTCE 95-60”), 60 FED. REG. 35925 (JULY 12, 1995)), AND THE CONDITIONS UNDER SECTION (I) AND (III) OF PTE 95-60 HAVE BEEN SATISFIED AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTCE 95-60 APPLIES, OR (III) THAT THE CLASS [M-] CERTIFICATES SATISFY THE REQUIREMENTS OF AN INDIVIDUAL UNDERWRITER’S PROHIBITED TRANSACTION EXEMPTION (INCLUDING AS TO THE RATINGS REQUIREMENTS) AS AMENDED BY PROHIBITED TRANSACTION EXEMPTIONS AS AMENDED BY PROHIBITED TRANSACTION EXEMPTIONS 97-34, 62 FR 51454 (JULY 21, 1997), 2000-58, 65 FR 677645 (NOVEMBER 13, 2000) AND 2002-41, 67 FED. REG. 54487 (AUGUST 22, 2002) (ANY SUCH INDIVIDUAL UNDERWRITER EXEMPTION AND AMENDMENTS THERETO COLLECTIVELY “PTE 2002-41”) OR (B) DELIVERS AN OPINION, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE DEPOSITOR, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THE CLASS [M-] CERTIFICATES OR ANY INTEREST THEREIN BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST FUND BEING DEEMED TO BE “PLAN ASSETS” AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR THE CODE AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER, THE TRUSTEE OR THE CERTIFICATE REGISTRAR TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT.

FIRST NLC TRUST 2005-2
MORTGAGE-BACKED CERTIFICATES,
SERIES 2005-2
CLASS M-7, CLASS M-8, CLASS M-9, CLASS M-10, CLASS M-11

     THIS CLASS [M- ] CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

     THE PRINCIPAL OF THIS CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE.

ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW, AND MAY BE ZERO. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

PASS-THROUGH RATE: [ — ]	CERTIFICATE PRINCIPAL BALANCE OF THE CLASS [M- ] CERTIFICATES AS OF THE CLOSING DATE: $[ — ]

DATE OF POOLING AND SERVICING AGREEMENT: AS OF JUNE 1, 2005	SCHEDULED PRINCIPAL BALANCE OF THE CLOSING DATE MORTGAGE LOANS (INCLUDING THE ORIGINAL PRE-FUNDED AMOUNT) AS OF THE CUT-OFF DATE AFTER DEDUCTING PAYMENTS DUE ON OR BEFORE AND PREPAYMENTS RECEIVED BEFORE THE CUT-OFF DATE: $[ — ]

CLOSING DATE: JUNE 29, 2005	SERVICER:	LITTON LOAN SERVICING LP

FIRST DISTRIBUTION DATE: JULY 25, 2005	TRUSTEE:	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

PERCENTAGE INTEREST: [ — ]%

NO. 1	CUSIP NO.:	[ — ]

FIRST NLC TRUST 2005-2
MORTGAGE-BACKED CERTIFICATES,
SERIES 2005-2
CLASS M-7, CLASS M-8, CLASS M-9, CLASS M-10, CLASS M-11

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of a pool of mortgage loans (the “Mortgage Loans”) formed and sold by

FBR SECURITIZATION, INC.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN FBR SECURITIZATION, INC., THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

Cede & Co.

is the registered owner of a Percentage Interest set forth above in that certain beneficial ownership interest evidenced by the Certificate in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the “Pooling and Servicing Agreement”) by and among FBR Securitization, Inc., as depositor (the “Depositor”), First NLC Financial Services, LLC, as originator (the “Originator”), NLC Finance II, LLC and First NLC Financial Services, LLC, as sellers (the “Sellers”), JPMorgan Chase Bank, National Association, as trustee (the “Trustee”), Litton Loan Servicing LP, as servicer (the “Servicer”), and Ocwen Federal Bank FSB, as interim servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Pooling and Servicing Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day preceding such Distribution Date (the “Record Date”), from funds in the Payment Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of this Certificate on such Distribution Date pursuant to the Pooling and Servicing Agreement.

     So long as this Certificate is registered in the name of a Depository or its nominee, the Trustee shall make distributions on each Distribution Date to the Holder of such Certificate as of the related Record Date either (i) by wire transfer of immediately available funds to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such Holder has so notified the Trustee at least five (5) Business Days prior to the related Record Date or (ii) by check mailed by first class mail to such Holder at the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Trustee specified in the final distribution notice to Certificateholders.

     This Certificate is one of a duly authorized issue of certificates designated as First NLC Trust 2005-2 Mortgage-Backed Certificates, of the Series specified on the face hereof (herein called the “Certificates”) and representing the Percentage Interest specified on the face hereof.

     The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Payment Account, the Custodial Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Administrative Expenses, including Advances made by the Servicer, and certain expenses and indemnities amounts incurred with respect to the Mortgage Loans and administration of the Trust.

     The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee, the Sellers and the Servicer and the rights of the Holders under the Pooling and Servicing Agreement at any time by the Depositor, the Trustee, the Sellers and the Servicer, with the consent of the Holders of a Majority of Interest of each Class of Certificates (and in certain circumstances a higher percentage of such Voting Rights as specified in the Pooling and Servicing Agreement). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer or exchange hereof or in lieu herefor, regardless of whether notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Pooling and Servicing Agreement and subject to any limitations on transfer of this Certificate by the Depository or its nominee and certain limitations set forth in the Pooling and Servicing Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the applicable Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose or such other locations, if any, provided in the Pooling and Servicing Agreement, duly endorsed by, or accompanied by an assignment in the form attached hereto or other written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

     The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Pooling and Servicing Agreement.

     As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, at the option of the Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon the surrender of the Certificates to be exchanged at the office or agency of the Trustee. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     The Depositor, the Servicer, the Trustee, the Sellers and the Originator and any agent of the Depositor, the Servicer or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Servicer, the Trustee, nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Pooling and Servicing Agreement and the Trust created thereby shall terminate upon the earlier of (a) the purchase by the Servicer of all Mortgage Loans (and REO Properties) remaining in the Trust Fund pursuant to the terms and conditions of the Pooling and Servicing Agreement and (b) the later of (i) the maturity or other liquidation of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts to be distributed to them. In no event shall the Trust continue beyond the earlier of (i) the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of the St. James’s, living on the date hereof and (ii) the Latest Possible Maturity Date. Pursuant to the terms of the Pooling and Servicing Agreement, the Servicer may make an Optional Termination or cause an Optional Termination to be made pursuant to Section 12.1 of the Pooling and Servicing Agreement.

     Unless the certificate of authentication hereon has been executed by the Trustee, by manual or facsimile signature, this Certificate shall not represent entitlement to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

     THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

     The Trustee has executed this Certificate on behalf of the Trust not in its individual capacity but solely as Trustee under the Pooling and Servicing Agreement.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

Dated: June ___, 2005	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS TRUSTEE

BY:
AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

     THIS IS ONE OF THE CLASS M-[ — ] CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, AS TRUSTEE

BY:
AUTHORIZED OFFICER

ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT -	Custodian

(Cust) (Minor)
TEN ENT	-	as tenants by the entireties		under Uniform Gifts to Minors Act
JT TEN	-	as joint tenants with right of survivorship and not as tenants in common

(State)

     Additional abbreviations may also be used though not in the above list.

FORM OF TRANSFER

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint                                          (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial bank
or trust company or by a member firm
of the New York Stock Exchange or another
national securities exchange. Notarized or
witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds, to                                                                                                                                                                 , for the account of                                                                                                    , account number                                         , or, if mailed by check, to                                                                                                    . Applicable reports and statements should be mailed to                                                                                                                        . This information is provided by                                                                                                                                            , the assignee named above, or                                                                                                    , as its agent.

EXHIBIT D

Form of Class C Certificate

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A DIRECT OR INDIRECT BENEFICIAL INTEREST IN A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND CERTAIN OTHER PROPERTY.

THIS CLASS C CERTIFICATE IS SUBORDINATE TO THE OFFERED CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CLASS C CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS UNTIL SUCH TIME AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CLASS C CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN, COLLECTIVE INVESTMENT FUND (OR INSURANCE COMPANY GENERAL ACCOUNT) OR INDIVIDUAL RETIREMENT ACCOUNT THAT IS SUBJECT TO TITLE I OF ERISA, THE CODE OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA), OR A CHURCH PLAN (AS DEFINED IN SECTION 3(33) OF ERISA) OR OTHER EMPLOYEE BENEFIT PLAN OR RETIREMENT ARRANGEMENT THAT IS SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW (“SIMILAR LAW”) WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH, A “PLAN”) OR TO ANY PERSON ACTING DIRECTLY OR INDIRECTLY ON BEHALF OF A PLAN OR USING THE ASSETS OF A PLAN WILL BE REGISTERED EXCEPT AS PROVIDED IN THE POOLING AND SERVICING AGREEMENT.

FIRST NLC TRUST 2005-2
MORTGAGE-BACKED CERTIFICATES,
SERIES 2005-2
CLASS C

SERIES 2005-2, CLASS C	SERVICER: LITTON LOAN SERVICING LP

DATE OF POOLING AND SERVICING AGREEMENT AND CUT-OFF DATE: JUNE 1, 2005	TRUSTEE: JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

FIRST DISTRIBUTION DATE: JULY 25, 2005	CLOSING DATE: JUNE 29, 2005

NO.

PERCENTAGE INTEREST: 100%

FIRST NLC TRUST 2005-2
MORTGAGE-BACKED CERTIFICATES,
SERIES 2005-2
CLASS C

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of a pool of mortgage loans (the “Mortgage Loans”) formed and sold by

FBR SECURITIZATION, INC.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN FBR SECURITIZATION, INC., THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

[ — ]

is the registered owner of a Percentage Interest set forth above in that certain beneficial ownership interest evidenced by all the Class C Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the “Pooling and Servicing Agreement”) by and among FBR Securitization, Inc., as depositor (the “Depositor”), First NLC Financial Services, LLC, as originator (the “Originator”), NLC Finance II, LLC and First NLC Financial Services, LLC, as sellers (the “Sellers”), JPMorgan Chase Bank, National Association, as trustee (the “Trustee”), Litton Loan Servicing LP, as servicer (the “Servicer”), and Ocwen Federal Bank FSB, as interim servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Pooling and Servicing Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day preceding such Distribution Date (the “Record Date”), from funds in the Payment Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class C Certificates on such Distribution Date pursuant to the Pooling and Servicing Agreement.

     So long as this Certificate is registered in the name of a Depository or its nominee, the Trustee shall make distributions on each Distribution Date to the Holder of such Certificate as of the related Record Date either (i) by wire transfer of immediately available funds to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such Holder has so notified the Trustee at least five (5) Business Days prior to the related Record Date or (ii) by check mailed by first class mail to such Holder at the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Trustee specified in the final distribution notice to Certificateholders.

     This Certificate is one of a duly authorized issue of Certificates designated as First NLC Trust 2005-2 Mortgage-Backed Certificates, of the Series specified on the face hereof (herein called the “Certificates”) and representing the Percentage Interest specified on the face hereof.

     The Class C Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Payment Account, the Custodial Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Administrative Expenses, including Advances made by the Servicer, and certain expenses and indemnities amounts incurred with respect to the Mortgage Loans and administration of the Trust.

     The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee, the Sellers and the Servicer and the rights of the Holders under the Pooling and Servicing Agreement at any time by the Depositor, the Trustee, the Sellers and the Servicer, with the consent of the Holders of a Majority of Interest of each Class of Certificates (and in certain circumstances a higher percentage of such Voting Rights as specified in the Pooling and Servicing Agreement). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer or exchange hereof or in lieu herefor, regardless of whether notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Pooling and Servicing Agreement and subject to any limitations on transfer of this Certificate by the Depository or its nominee and certain limitations set forth in the Pooling and Servicing Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the applicable Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose or such other locations, if any, provided in the Pooling and Servicing Agreement, duly endorsed by, or accompanied by an assignment in the form attached hereto or other written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

     The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Pooling and Servicing Agreement.

     As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, at the option of the Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon the surrender of the Certificates to be exchanged at the office or agency of the Trustee. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     No transfer of any Class C Certificates shall be made unless that transfer is made pursuant to an effective registration statement under the Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification and in each case, in accordance with Section 9.2 of the Pooling and Servicing Agreement. In the event that a transfer is to be made without registration or qualification under the Act and applicable state securities laws, the Trustee shall not register such transfer unless and until the prospective transferee provides the Trustee with the certifications and opinions required by Section 9.2 of the Pooling and Servicing Agreement. Any such Holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Depositor, the Trustee, the Sellers and the Servicer against any liability that may result if the transfer is not exempt from registration under the Act and all applicable state securities laws or is not made in accordance with such federal and state laws.

     Further, except for certain transfers identified in Section 9.2 of the Pooling and Servicing Agreement, no transfer of a Class C Certificate shall be made unless and until the prospective transferee provides the Trustee with a properly executed and completed Benefit Plan Affidavit (and a Benefit Plan Opinion, if required pursuant to the Benefit Plan Affidavit), which Affidavit (and Opinion, if required) shall not be obtained at the expense of the Trustee, the Depositor or the Servicer. Notwithstanding anything herein to the contrary, any purported transfer of a Class C Certificate to or on behalf of a Plan Investor without delivery of a Benefit Plan Opinion shall be null and void.

     The Depositor, the Servicer, the Trustee, the Sellers and the Originator and any agent of the Depositor, the Servicer or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Servicer, the Trustee, nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Pooling and Servicing Agreement and the Trust created thereby shall terminate upon the earlier of (a) the purchase by the Servicer of all Mortgage Loans (and REO Properties) remaining in the Trust Fund pursuant to the terms and conditions of the Pooling and Servicing Agreement and (b) the later of (i) the maturity or other liquidation of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts to be distributed to them. In no event shall the Trust continue beyond the earlier of (i) the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of the St. James’s, living on the date hereof and (ii) the Latest Possible Maturity Date. Pursuant to the terms of the Pooling and Servicing Agreement, the Servicer may make an Optional Termination or cause an Optional Termination to be made pursuant to Section 12.1 of the Pooling and Servicing Agreement.

     Unless the certificate of authentication hereon has been executed by the Trustee, by manual or facsimile signature, this Certificate shall not represent entitlement to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

     THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

     The Trustee has executed this Certificate on behalf of the Trust not in its individual capacity but solely as Trustee under the Pooling and Servicing Agreement.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

Dated: June ___, 2005	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS TRUSTEE

BY:
AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

     THIS IS ONE OF THE CLASS C CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, AS TRUSTEE

BY:
AUTHORIZED OFFICER

ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT -	Custodian

(Cust) (Minor)
TEN ENT	-	as tenants by the entireties		under Uniform Gifts to Minors Act
JT TEN	-	as joint tenants with right of survivorship and not as tenants in common

(State)

     Additional abbreviations may also be used though not in the above list.

FORM OF TRANSFER

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint                                          (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial bank
or trust company or by a member firm
of the New York Stock Exchange or another
national securities exchange. Notarized or
witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds, to                                                                                                                                                                 , for the account of                                                                                                    , account number                                         , or, if mailed by check, to                                                                                                    . Applicable reports and statements should be mailed to                                                                                                                        . This information is provided by                                                                                                                                            , the assignee named above, or                                                                                                    , as its agent.

EXHIBIT E

Form of Class P Certificate

THIS CLASS P CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND CERTAIN OTHER PROPERTY.

NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN, COLLECTIVE INVESTMENT FUND (OR INSURANCE COMPANY GENERAL ACCOUNT) OR INDIVIDUAL RETIREMENT ACCOUNT THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), THE CODE OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA), OR A CHURCH PLAN (AS DEFINED IN SECTION 3(33) OF ERISA) OR OTHER EMPLOYEE BENEFIT PLAN OR RETIREMENT ARRANGEMENT THAT IS SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW (“SIMILAR LAW”) WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH, A “PLAN”) OR TO ANY PERSON ACTING, DIRECTLY OR INDIRECTLY ON BEHALF OF A PLAN OR USING THE ASSETS OF A PLAN WILL BE REGISTERED EXCEPT AS PROVIDED IN THE POOLING AND SERVICING AGREEMENT.

FIRST NLC TRUST 2005-2
MORTGAGE-BACKED CERTIFICATES,
SERIES 2005-2, CLASS P

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of a pool of conventional fixed-rate one- to four-family first lien mortgage loans formed and sold by

FBR SECURITIZATION, INC.

Date of Pooling and Servicing Agreement and Cut-off Date: June 1, 2005	Original Class Certificate Principal Balance of the Class P Certificates as of the Closing Date: $100

First Distribution Date: July 25, 2005

Percentage Interest: [ — ]%

No.	Initial Certificate Principal Balance: $100

Servicer: Litton Loan Servicing LP

Trustee: JPMorgan Chase Bank, National Association

Closing Date: June 29, 2005

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN FBR SECURITIZATION, INC., THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

[ — ]

is the registered owner of a Percentage Interest set forth above in that certain beneficial ownership interest evidenced by all the Class P Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the “Pooling and Servicing Agreement”) by and among FBR Securitization, Inc., as depositor (the “Depositor”), First NLC Financial Services, LLC, as originator (the “Originator”), NLC Finance II, LLC and First NLC Financial Services, LLC, as sellers (the “Sellers”), JPMorgan Chase Bank, National Association, as trustee (the “Trustee”), Litton Loan Servicing LP, as servicer (the “Servicer”), and Ocwen Federal Bank FSB, as interim servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Pooling and Servicing Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day preceding such Distribution Date (the “Record Date”), from Prepayment Charges, Originator Prepayment Charge Payment Amounts and Servicer Prepayment Charge Payment Amounts in the Payment Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class P Certificates on such Distribution Date pursuant to the Pooling and Servicing Agreement.

     So long as this Certificate is registered in the name of a Depository or its nominee, the Trustee shall make distributions on each Distribution Date to the Holder of such Certificate as of the related Record Date either (i) by wire transfer of immediately available funds to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such Holder has so notified the Trustee at least five (5) Business Days prior to the related Record Date or (ii) by check mailed by first class mail to such Holder at the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Trustee specified in the final distribution notice to Certificateholders.

     This Certificate is one of a duly authorized issue of Certificates designated as First NLC Trust 2005-2 Mortgage-Backed Certificates, of the Series specified on the face hereof (herein called the “Certificates”) and representing the Percentage Interest specified on the face hereof.

     The Class P Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Payment Account, the Custodial Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Administrative Expenses, including Advances made by the Servicer, and certain expenses and indemnities amounts incurred with respect to the Mortgage Loans and administration of the Trust.

     The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee, the Sellers and the Servicer and the rights of the Holders under the Pooling and Servicing Agreement at any time by the Depositor, the Trustee, the Sellers and the Servicer, with the consent of the Holders of a Majority of Interest of each Class of Certificates (and in certain circumstances a higher percentage of such Voting Rights as specified in the Pooling and Servicing Agreement). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer or exchange hereof or in lieu herefor, regardless of whether notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Pooling and Servicing Agreement and subject to any limitations on transfer of this Certificate by the Depository or its nominee and certain limitations set forth in the Pooling and Servicing Agreement, the transfer of this Certificate is registrable in the Certificate

Register upon surrender of this Certificate for registration of transfer at the applicable Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose or such other locations, if any, provided in the Pooling and Servicing Agreement, duly endorsed by, or accompanied by an assignment in the form attached hereto or other written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

     The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Pooling and Servicing Agreement.

     As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, at the option of the Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon the surrender of the Certificates to be exchanged at the office or agency of the Trustee. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     No transfer of any Class P Certificates shall be made unless that transfer is made pursuant to an effective registration statement under the Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification and in each case, in accordance with Section 9.2 of the Pooling and Servicing Agreement. In the event that a transfer is to be made without registration or qualification under the Act and applicable state securities laws, the Trustee shall not register such transfer unless and until the prospective transferee provides the Trustee with the certifications and opinions required by Section 9.2 of the Pooling and Servicing Agreement. Any such Holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Depositor, the Trustee, the Sellers and the Servicer against any liability that may result if the transfer is not exempt from registration under the Act and all applicable state securities laws or is not made in accordance with such federal and state laws.

     Further, except for certain transfers identified in Section 9.2 of the Pooling and Servicing Agreement, no transfer of a Class P Certificate shall be made unless and until the prospective transferee provides the Trustee with a properly executed and completed Benefit Plan Affidavit (and a Benefit Plan Opinion, if required pursuant to the Benefit Plan Affidavit), which Affidavit (and Opinion, if required) shall not be obtained at the expense of the Trustee, the Depositor or the Servicer. Notwithstanding anything herein to the contrary, any purported transfer of a Class P Certificate to or on behalf of a Plan Investor without delivery of a Benefit Plan Opinion shall be null and void.

     The Depositor, the Servicer, the Trustee, the Sellers and the Originator and any agent of the Depositor, the Servicer or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Servicer, the Trustee, nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Pooling and Servicing Agreement and the Trust created thereby shall terminate upon the earlier of (a) the purchase by the Servicer of all Mortgage Loans (and REO Properties) remaining in the Trust Fund pursuant to the terms and conditions of the Pooling and Servicing Agreement and (b) the later of (i) the maturity or other liquidation of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts to be distributed to them. In no event shall the Trust continue beyond the earlier of (i) the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of the St. James’s, living on the date hereof and (ii) the Latest Possible Maturity Date. Pursuant to the terms of the Pooling and Servicing Agreement, the Servicer may make an Optional Termination or cause an Optional Termination to be made pursuant to Section 12.1 of the Pooling and Servicing Agreement.

     Unless the certificate of authentication hereon has been executed by the Trustee, by manual or facsimile signature, this Certificate shall not represent entitlement to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

     THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

     The Trustee has executed this Certificate on behalf of the Trust not in its individual capacity but solely as Trustee under the Pooling and Servicing Agreement.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

Dated: June ___, 2005	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS TRUSTEE

BY:
AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

     THIS IS ONE OF THE CLASS P CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, AS TRUSTEE

BY:
AUTHORIZED OFFICER

ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT -	Custodian
(Cust) (Minor)
TEN ENT	-	as tenants by the entireties		under Uniform Gifts to Minors Act
JT TEN	-	as joint tenants with right
of survivorship and not as
		tenants in common		(State)

     Additional abbreviations may also be used though not in the above list.

FORM OF TRANSFER

                FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint ___________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds, to                                                                                                                         , for the account of                                                             , account number                                                             , or, if mailed by check, to                                                             . Applicable reports and statements should be mailed to                                                             . This information is provided by                                                             , the assignee named above, or                                                             , as its agent.

EXHIBIT F

Form of Class R Certificate

     THE CLASS R CERTIFICATES ARE SUBORDINATED TO THE OTHER CLASSES OF THE CERTIFICATES ISSUED BY THE TRUST DESCRIBED HEREIN TO THE EXTENT DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

     THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER ANY STATE SECURITIES OR “BLUE SKY” LAWS. THIS CERTIFICATE MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF REGISTRATION UNDER SUCH LAWS OR QUALIFICATION FOR AN EXEMPTION FROM SUCH REGISTRATION. THE TRUSTEE SHALL REQUIRE A CERTIFICATE FROM ANY TRANSFEROR AND TRANSFEREE HEREOF DEMONSTRATING COMPLIANCE WITH APPLICABLE SECURITIES LAWS AND, UNDER CERTAIN CIRCUMSTANCES, THE TRUSTEE MAY REQUIRE AN OPINION OF COUNSEL WITH RESPECT TO SUCH REGISTRATION OR QUALIFICATION. ANY TRANSFEREE OF THIS CERTIFICATE MUST DELIVER TO THE TRUSTEE, THE DEPOSITOR AND THE SERVICER A RESIDUAL TRANSFEREE AGREEMENT CONTAINING CERTAIN REPRESENTATIONS AND COVENANTS. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES THE TRUSTEE WITH A RESIDUAL TRANSFEREE AGREEMENT CONTAINING CERTAIN REPRESENTATIONS AND COVENANTS, AN AFFIDAVIT RELATING TO VARIOUS TAX MATTERS, AND AN AFFIDAVIT RELATING TO VARIOUS ERISA MATTERS (AND AN OPINION OF COUNSEL AS TO ERISA MATTERS IF REQUIRED UNDER SUCH AFFIDAVIT), ALL AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. NO TRANSFER OF A CLASS R CERTIFICATE SHALL BE PERMITTED TO BE MADE TO A DISQUALIFIED ORGANIZATION, WHICH GENERALLY INCLUDES ANY ENTITY THAT WOULD BE EXEMPT FROM FEDERAL INCOME TAXATION (INCLUDING THE TAX ON UNRELATED BUSINESS TAXABLE INCOME) ON INCOME DERIVED FROM THIS CLASS R CERTIFICATE. RESTRICTIONS ON TRANSFER OF THIS CERTIFICATE ARE DESCRIBED MORE FULLY HEREIN.

     NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN, COLLECTIVE INVESTMENT FUND (OR INSURANCE COMPANY GENERAL ACCOUNT) OR INDIVIDUAL RETIREMENT ACCOUNT THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), THE CODE OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA), OR A CHURCH PLAN (AS DEFINED IN SECTION 3(33) OF ERISA) OR OTHER EMPLOYEE BENEFIT PLAN OR RETIREMENT ARRANGEMENT THAT IS SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW (“SIMILAR LAW”) WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF

ERISA OR THE CODE (EACH, A “PLAN”) OR TO ANY PERSON ACTING, DIRECTLY OR INDIRECTLY ON BEHALF OF A PLAN OR USING THE ASSETS OF A PLAN WILL BE REGISTERED EXCEPT AS PROVIDED IN THE POOLING AND SERVICING AGREEMENT.

     THE HOLDER OF THIS RESIDUAL CERTIFICATE IS NOT ENTITLED TO SCHEDULED DISTRIBUTIONS OF PRINCIPAL OR INTEREST.

FIRST NLC TRUST 2005-2
MORTGAGE-BACKED CERTIFICATES,
SERIES 2005-2
CLASS R CERTIFICATE

     THIS CLASS R CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A REMIC RESIDUAL INTEREST IN EACH OF THREE REMICS UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

PERCENTAGE INTEREST: 100%	AGGREGATE SCHEDULED PRINCIPAL BALANCE OF THE CLOSING DATE MORTGAGE LOANS (INCLUDING THE
DATE OF POOLING AND	ORIGINAL PRE-FUNDED AMOUNT) AS OF THE CUT-OFF DATE AFTER DEDUCTING PAYMENTS DUE ON OR
SERVICING AGREEMENT: AS OF JUNE 1, 2005	BEFORE AND PREPAYMENTS RECEIVED BEFORE JUNE 1, 2005: $[ - ]

CLOSING DATE: JUNE 29, 2005
	TRUSTEE:	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

NO. 1	SERVICER:	LITTON LOAN SERVICING LP

FIRST NLC TRUST 2005-2
MORTGAGE-BACKED CERTIFICATES,
SERIES 2005-2
CLASS R

evidencing a beneficial ownership interest in a Trust that consists primarily of a pool of Mortgage Loans (the “Mortgage Loans”) formed and sold by

FBR SECURITIZATION, INC.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN FRIEDMAN, BILLINGS, RAMSEY & CO., INC., THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES (EXCEPT TO THE EXTENT THAT ONE OR MORE OF THE MORTGAGE LOANS ARE INSURED BY THE FEDERAL HOUSING ADMINISTRATION).

NO CERTIFICATEHOLDER HAS ANY RIGHT AGAINST FHA OR HUD WITH RESPECT TO FHA INSURANCE POLICIES ON THE FHA-INSURED MORTGAGE LOANS. BY ITS ACCEPTANCE OF THIS CERTIFICATE, EACH CERTIFICATEHOLDER IS DEEMED TO HAVE AGREED TO THE FOREGOING.

THIS CERTIFIES THAT:

[ - ]

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class R Certificates issued by First NLC Trust 2005-2 (the “Trust”), which was created pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2005 (the “Pooling and Servicing Agreement”) by and among FBR Securitization, Inc., as depositor (the “Depositor”), First NLC Financial Services, LLC, as originator (the “Originator”), NLC Finance II, LLC and First NLC Financial Services, LLC, as sellers (the “Sellers”), JPMorgan Chase Bank, National Association, as trustee (the “Trustee”), Litton Loan Servicing LP, as servicer (the “Servicer”), and Ocwen Federal Bank FSB, as interim servicer, a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Holder is bound.

     The Holder of this Certificate will not be entitled to any scheduled distributions of principal or interest. Distributions on this Certificate, if any (including the final distribution on this Certificate), will be made on the 25th day of each month commencing in July 2005 or, if such 25th day is not a Business Day, the Business Day immediately following (a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the Business Day preceding such Distribution Date (the related “Record Date”). All sums distributed on this

Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

     Distributions, if any, will be made to the Holders of the Class R Certificates as described in the Pooling and Servicing Agreement. Distributions allocated to the Class R Certificates will be allocated among the Certificates of such Class pro rata based upon their respective Percentage Interests, with a final distribution to be made upon retirement of this Certificate as set forth in the Pooling and Servicing Agreement.

     This Certificate is one of a duly authorized issue of Certificates designated as the First NLC Trust 2005-2 Mortgage-Backed Certificates, Series 2005-2 (herein called the “Certificates”) and representing a Percentage Interest in the Class of Certificates specified on the face hereof. The Certificates are issued in eighteen classes as specifically set forth in the Pooling and Servicing Agreement. The Class R Certificates are sometimes referred to as the “Residual Certificates.” The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

     The Class R Certificates will be subordinated to the Certificates of all other Classes (other than the Class RX Certificates) to the extent provided in the Pooling and Servicing Agreement.

     The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Payment Account, the Custodial Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Administrative Expenses, including Advances made by the Servicer, and certain expenses and indemnities amounts incurred with respect to the Mortgage Loans and administration of the Trust.

     All distributions made on any Certificate pursuant to the Pooling and Servicing Agreement will be made by or on behalf of the Trustee on each Distribution Date to the Holder of such Certificate as of the related Record Date either (i) by wire transfer of immediately available funds to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such Holder has so notified the Trustee at least five (5) Business Days prior to the related Record Date or (ii) by check mailed by first class mail to such Holder at the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Trustee specified in the final distribution notice to Certificateholders.

     An election will be made to treat certain of the assets assigned to the Trust as three separate real estate mortgage investment conduits (“REMICs”) under the Internal Revenue Code of 1986, as amended (the “Code”). Assuming that the elections are made properly and that certain qualification requirements concerning the Mortgage Loans and the Certificates are met, the Holder of this Certificate will be treated for federal income tax purposes as the beneficial owner of a “residual interest” in each of the three REMICs, as described in the Pooling and

Servicing Agreement. Accordingly, the Holder of this Class R Certificate will be taxed on its pro rata share of each such REMIC’s taxable income or net loss. The requirement that the Holder of this Class R Certificate report its pro rata share of such income or loss will continue until there are no Certificates of any Class outstanding.

     By accepting this Certificate, the Holder of this Certificate agrees to be bound by all of the provisions of the Pooling and Servicing Agreement, and, in particular, agrees that it shall (i) take any action required by the Code or Treasury regulations thereunder in order to create or maintain the REMIC status of each REMIC and (ii) refrain from taking any action that could endanger such status.

     The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee, the Sellers and the Servicer and the rights of the Holders under the Pooling and Servicing Agreement at any time by the Depositor, the Trustee, the Sellers and the Servicer, with the consent of the Holders of Certificates evidencing at least a majority of the Voting Rights of each Class affected by the proposed amendment (and in certain circumstances a higher percentage of such Voting Rights as specified in the Pooling and Servicing Agreement). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer or exchange hereof or in lieu herefor, regardless of whether notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Pooling and Servicing Agreement and subject to any limitations on transfer of this Certificate by the Depository or its nominee and certain limitations set forth in the Pooling and Servicing Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the applicable Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose or such other locations, if any, provided in the Pooling and Servicing Agreement, duly endorsed by, or accompanied by an assignment in the form attached hereto or other written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

     The Certificates of this Class are issuable in fully-registered, certificated form without coupons in minimum Percentage Interests of 10% and integral multiples thereof.

     As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     No transfer of any Class R Certificates shall be made unless that transfer is made pursuant to an effective registration statement under the Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification and in each case, in accordance with Section 9.2 of the Pooling and Servicing Agreement. In the event that a transfer is to be made without registration or qualification under the Act and applicable state securities laws, the Trustee shall not register such transfer unless and until the prospective transferee provides the Trustee with the certifications and opinions required by Section 9.2 of the Pooling and Servicing Agreement. Any such Holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Depositor, the Trustee, the Sellers and the Servicer against any liability that may result if the transfer is not exempt from registration under the Act and all applicable state securities laws or is not made in accordance with such federal and state laws.

     Further, no transfer of a Class R Certificate shall be made unless and until the prospective transferee provides the Trustee with a properly executed and completed Benefit Plan Affidavit in accordance with Section 9.2(c) of the Pooling and Servicing Agreement.

     The Holder of this Certificate, by its acceptance hereof, shall be deemed for all purposes to have consented to the provisions of Section 9.2(f) of the Pooling and Servicing Agreement, including the requirement that any transferee of this Certificate provide a properly executed Residual Transferee Affidavit and Residual Transferee Agreement prior to transfer, and to any amendment of the Pooling and Servicing Agreement deemed necessary by counsel of the Depositor to ensure that the transfer of this Certificate to any Person other than a Permitted Transferee or any other Person will not cause any Trust REMIC to cease to qualify as a REMIC or cause the imposition of a tax upon the Trust.

     If a tax or a reporting cost is borne by any REMIC as a result of the transfer of a Class R Certificate (or any beneficial interest therein) in violation of the restrictions set forth herein and in the Pooling and Servicing Agreement, the Trustee shall pay such tax or reporting cost with amounts that otherwise would have been paid to the transferee of the Class R Certificate (or beneficial interest therein). In that event, neither the transferee nor the transferor shall have any right to seek repayment of such amounts from the Depositor, the Trustee, the Servicer, any REMIC or any other Holders, and none of such parties shall have any liability for payment of any such tax or reporting cost.

     The Depositor, the Servicer and the Trustee and any agent of the Depositor, the Servicer and the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer and the Trustee nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Pooling and Servicing Agreement and the Trust created thereby shall terminate upon the earlier of (a) the purchase by the Servicer of all Mortgage Loans (and REO Properties) remaining in the Trust Fund pursuant to the terms and conditions of the Pooling and Servicing Agreement and (b) the later of (i) the maturity or other liquidation of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts to be distributed to them. In no event shall the Trust continue beyond the earlier of (i) the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of the St. James’s, living on the date hereof and (ii) the Latest Possible Maturity Date. Pursuant to the terms of the Pooling and Servicing Agreement, the Servicer may make an Optional Termination or cause an Optional Termination to be made pursuant to Section 12.1 of the Pooling and Servicing Agreement.

     Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not represent entitlement to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

     THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

     This Class R Certificate is a security governed by Article 8 of the Uniform Commercial Code.

     The Trustee has executed this Certificate on behalf of the Trust not in its individual capacity but solely as Trustee under the Pooling and Servicing Agreement.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

Dated: June __, 2005	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS TRUSTEE

BY:

AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

     THIS IS ONE OF THE CLASS R CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, AS TRUSTEE

BY:

AUTHORIZED OFFICER

ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT -	Custodian
(Cust) (Minor)
TEN ENT	-	as tenants by the entireties		under Uniform Gifts to Minors Act
JT TEN	-	as joint tenants with right
of survivorship and not as
		tenants in common		(State)

     Additional abbreviations may also be used though not in the above list.

FORM OF TRANSFER

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint                                         (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds, to                                                                                                                         , for the account of                                                             , account number                                                             , or, if mailed by check, to                                                             . Applicable reports and statements should be mailed to                                                             . This information is provided by                                                             , the assignee named above, or                                                             , as its agent.

EXHIBIT G

Form of Class RX Certificate

     THE CLASS RX CERTIFICATES ARE SUBORDINATED TO THE OTHER CLASSES OF THE CERTIFICATES ISSUED BY THE TRUST DESCRIBED HEREIN TO THE EXTENT DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

     THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER ANY STATE SECURITIES OR “BLUE SKY” LAWS. THIS CERTIFICATE MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF REGISTRATION UNDER SUCH LAWS OR QUALIFICATION FOR AN EXEMPTION FROM SUCH REGISTRATION. THE TRUSTEE SHALL REQUIRE A CERTIFICATE FROM ANY TRANSFEROR AND TRANSFEREE HEREOF DEMONSTRATING COMPLIANCE WITH APPLICABLE SECURITIES LAWS AND, UNDER CERTAIN CIRCUMSTANCES, THE TRUSTEE MAY REQUIRE AN OPINION OF COUNSEL WITH RESPECT TO SUCH REGISTRATION OR QUALIFICATION. ANY TRANSFEREE OF THIS CERTIFICATE MUST DELIVER TO THE TRUSTEE, THE DEPOSITOR AND THE SERVICER A RESIDUAL TRANSFEREE AGREEMENT CONTAINING CERTAIN REPRESENTATIONS AND COVENANTS. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS RX CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES THE TRUSTEE WITH A RESIDUAL TRANSFEREE AGREEMENT CONTAINING CERTAIN REPRESENTATIONS AND COVENANTS, AN AFFIDAVIT RELATING TO VARIOUS TAX MATTERS, AND AN AFFIDAVIT RELATING TO VARIOUS ERISA MATTERS (AND AN OPINION OF COUNSEL AS TO ERISA MATTERS IF REQUIRED UNDER SUCH AFFIDAVIT), ALL AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. NO TRANSFER OF A CLASS RX CERTIFICATE SHALL BE PERMITTED TO BE MADE TO A DISQUALIFIED ORGANIZATION, WHICH GENERALLY INCLUDES ANY ENTITY THAT WOULD BE EXEMPT FROM FEDERAL INCOME TAXATION (INCLUDING THE TAX ON UNRELATED BUSINESS TAXABLE INCOME) ON INCOME DERIVED FROM THIS CLASS RX CERTIFICATE. RESTRICTIONS ON TRANSFER OF THIS CERTIFICATE ARE DESCRIBED MORE FULLY HEREIN.

     NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN, COLLECTIVE INVESTMENT FUND (OR INSURANCE COMPANY GENERAL ACCOUNT) OR INDIVIDUAL RETIREMENT ACCOUNT THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), THE CODE OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA), OR A CHURCH PLAN (AS DEFINED IN SECTION 3(33) OF ERISA) OR OTHER EMPLOYEE BENEFIT PLAN OR RETIREMENT ARRANGEMENT THAT IS SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW (“SIMILAR LAW”) WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF

ERISA OR THE CODE (EACH, A “PLAN”) OR TO ANY PERSON ACTING, DIRECTLY OR INDIRECTLY ON BEHALF OF A PLAN OR USING THE ASSETS OF A PLAN WILL BE REGISTERED EXCEPT AS PROVIDED IN THE POOLING AND SERVICING AGREEMENT.

     THE HOLDER OF THIS RESIDUAL CERTIFICATE IS NOT ENTITLED TO SCHEDULED DISTRIBUTIONS OF PRINCIPAL OR INTEREST.

FIRST NLC TRUST 2005-2
MORTGAGE-BACKED CERTIFICATES,
SERIES 2005-2
CLASS RX CERTIFICATE

     THIS CLASS RX CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A REMIC RESIDUAL INTEREST IN EACH OF THIRTEEN REMICS UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

PERCENTAGE INTEREST: 100%	AGGREGATE SCHEDULED PRINCIPAL BALANCE OF THE CLOSING DATE MORTGAGE LOANS (INCLUDING THE
DATE OF POOLING AND	ORIGINAL PRE-FUNDED AMOUNT) AS OF THE CUT-OFF
SERVICING AGREEMENT:	DATE AFTER DEDUCTING PAYMENTS DUE ON OR
AS OF JUNE 1, 2005	BEFORE AND PREPAYMENTS RECEIVED BEFORE JUNE 1, 2005: $[ - ]
CLOSING DATE: JUNE 29, 2005	TRUSTEE:	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
NO. 1	SERVICER:	LITTON LOAN SERVICING LP

FIRST NLC TRUST 2005-2
MORTGAGE-BACKED CERTIFICATES,
SERIES 2005-2
CLASS RX

evidencing a beneficial ownership interest in a Trust that consists primarily of a pool of Mortgage Loans (the “Mortgage Loans”) formed and sold by

FBR SECURITIZATION, INC.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN FRIEDMAN, BILLINGS, RAMSEY & CO., INC., THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES (EXCEPT TO THE EXTENT THAT ONE OR MORE OF THE MORTGAGE LOANS ARE INSURED BY THE FEDERAL HOUSING ADMINISTRATION).

NO CERTIFICATEHOLDER HAS ANY RIGHT AGAINST FHA OR HUD WITH RESPECT TO FHA INSURANCE POLICIES ON THE FHA-INSURED MORTGAGE LOANS. BY ITS ACCEPTANCE OF THIS CERTIFICATE, EACH CERTIFICATEHOLDER IS DEEMED TO HAVE AGREED TO THE FOREGOING.

THIS CERTIFIES THAT:

[ - ]

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class RX Certificates issued by First NLC Trust 2005-2 (the “Trust”), which was created pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2005 (the “Pooling and Servicing Agreement”) by and among FBR Securitization, Inc., as depositor (the “Depositor”), First NLC Financial Services, LLC, as originator (the “Originator”), NLC Finance II, LLC and First NLC Financial Services, LLC, as sellers (the “Sellers”), JPMorgan Chase Bank, National Association, as trustee (the “Trustee”), Litton Loan Servicing LP, as servicer (the “Servicer”), and Ocwen Federal Bank FSB, as interim servicer, a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Holder is bound.

     The Holder of this Certificate will not be entitled to any scheduled distributions of principal or interest. Distributions on this Certificate, if any (including the final distribution on this Certificate), will be made on the 25th day of each month commencing in July 2005 or, if such 25th day is not a Business Day, the Business Day immediately following (a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the Business Day preceding such Distribution Date (the related “Record Date”). All sums distributed on this

Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

     Distributions, if any, will be made to the Holders of the Class RX Certificates as described in the Pooling and Servicing Agreement. Distributions allocated to the Class RX Certificates will be allocated among the Certificates of such Class pro rata based upon their respective Percentage Interests, with a final distribution to be made upon retirement of this Certificate as set forth in the Pooling and Servicing Agreement.

     This Certificate is one of a duly authorized issue of Certificates designated as the First NLC Trust 2005-2 Mortgage-Backed Certificates, Series 2005-2 (herein called the “Certificates”) and representing a Percentage Interest in the Class of Certificates specified on the face hereof. The Certificates are issued in eighteen classes as specifically set forth in the Pooling and Servicing Agreement. The Class RX Certificates are sometimes referred to as the “Residual Certificates.” The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

     The Class RX Certificates will be subordinated to the Certificates of all other Classes (other than the Class R Certificates) to the extent provided in the Pooling and Servicing Agreement.

     The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Payment Account, the Custodial Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Administrative Expenses, including Advances made by the Servicer, and certain expenses and indemnities amounts incurred with respect to the Mortgage Loans and administration of the Trust.

     All distributions made on any Certificate pursuant to the Pooling and Servicing Agreement will be made by or on behalf of the Trustee on each Distribution Date to the Holder of such Certificate as of the related Record Date either (i) by wire transfer of immediately available funds to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such Holder has so notified the Trustee at least five (5) Business Days prior to the related Record Date or (ii) by check mailed by first class mail to such Holder at the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Trustee specified in the final distribution notice to Certificateholders.

     An election will be made to treat certain of the assets assigned to the Trust as thirteen separate real estate mortgage investment conduits (“REMICs”) under the Internal Revenue Code of 1986, as amended (the “Code”). Assuming that the elections are made properly and that certain qualification requirements concerning the Mortgage Loans and the Certificates are met, the Holder of this Certificate will be treated for federal income tax purposes as the beneficial owner of a “residual interest” in each of the thirteen REMICs, as described in the Pooling and

Servicing Agreement. Accordingly, the Holder of this Class RX Certificate will be taxed on its pro rata share of each such REMIC’s taxable income or net loss. The requirement that the Holder of this Class RX Certificate report its pro rata share of such income or loss will continue until there are no Certificates of any Class outstanding.

     By accepting this Certificate, the Holder of this Certificate agrees to be bound by all of the provisions of the Pooling and Servicing Agreement, and, in particular, agrees that it shall (i) take any action required by the Code or Treasury regulations thereunder in order to create or maintain the REMIC status of each REMIC and (ii) refrain from taking any action that could endanger such status.

     The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee, the Sellers and the Servicer and the rights of the Holders under the Pooling and Servicing Agreement at any time by the Depositor, the Trustee, the Sellers and the Servicer, with the consent of the Holders of Certificates evidencing at least a majority of the Voting Rights of each Class affected by the proposed amendment (and in certain circumstances a higher percentage of such Voting Rights as specified in the Pooling and Servicing Agreement). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer or exchange hereof or in lieu herefor, regardless of whether notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Pooling and Servicing Agreement and subject to any limitations on transfer of this Certificate by the Depository or its nominee and certain limitations set forth in the Pooling and Servicing Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the applicable Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose or such other locations, if any, provided in the Pooling and Servicing Agreement, duly endorsed by, or accompanied by an assignment in the form attached hereto or other written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

     The Certificates of this Class are issuable in fully-registered, certificated form without coupons in minimum Percentage Interests of 10% and integral multiples thereof.

     As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     No transfer of any Class RX Certificates shall be made unless that transfer is made pursuant to an effective registration statement under the Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification and in each case, in accordance with Section 9.2 of the Pooling and Servicing Agreement. In the event that a transfer is to be made without registration or qualification under the Act and applicable state securities laws, the Trustee shall not register such transfer unless and until the prospective transferee provides the Trustee with the certifications and opinions required by Section 9.2 of the Pooling and Servicing Agreement. Any such Holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Depositor, the Trustee, the Sellers and the Servicer against any liability that may result if the transfer is not exempt from registration under the Act and all applicable state securities laws or is not made in accordance with such federal and state laws.

     Further, no transfer of a Class RX Certificate shall be made unless and until the prospective transferee provides the Trustee with a properly executed and completed Benefit Plan Affidavit in accordance with Section 9.2(c) of the Pooling and Servicing Agreement.

     The Holder of this Certificate, by its acceptance hereof, shall be deemed for all purposes to have consented to the provisions of Section 9.2(f) of the Pooling and Servicing Agreement, including the requirement that any transferee of this Certificate provide a properly executed Residual Transferee Affidavit and Residual Transferee Agreement prior to transfer, and to any amendment of the Pooling and Servicing Agreement deemed necessary by counsel of the Depositor to ensure that the transfer of this Certificate to any Person other than a Permitted Transferee or any other Person will not cause any Trust REMIC to cease to qualify as a REMIC or cause the imposition of a tax upon the Trust.

     If a tax or a reporting cost is borne by any REMIC as a result of the transfer of a Class RX Certificate (or any beneficial interest therein) in violation of the restrictions set forth herein and in the Pooling and Servicing Agreement, the Trustee shall pay such tax or reporting cost with amounts that otherwise would have been paid to the transferee of the Class RX Certificate (or beneficial interest therein). In that event, neither the transferee nor the transferor shall have any right to seek repayment of such amounts from the Depositor, the Trustee, the Servicer, the Trust, any REMIC or any other Holders, and none of such parties shall have any liability for payment of any such tax or reporting cost.

     The Depositor, the Servicer and the Trustee and any agent of the Depositor, the Servicer and the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer and the Trustee nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Pooling and Servicing Agreement and the Trust created thereby shall terminate upon the earlier of (a) the purchase by the Servicer of all Mortgage Loans (and REO Properties) remaining in the Trust Fund pursuant to the terms and conditions of the Pooling and Servicing Agreement and (b) the later of (i) the maturity or other liquidation of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts to be distributed to them. In no event shall the Trust continue beyond the earlier of (i) the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of the St. James’s, living on the date hereof and (ii) the Latest Possible Maturity Date. Pursuant to the terms of the Pooling and Servicing Agreement, the Servicer may make an Optional Termination or cause an Optional Termination to be made pursuant to Section 12.1 of the Pooling and Servicing Agreement.

     Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not represent entitlement to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

     THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

     This Class RX Certificate is a security governed by Article 8 of the Uniform Commercial Code.

     The Trustee has executed this Certificate on behalf of the Trust not in its individual capacity but solely as Trustee under the Pooling and Servicing Agreement.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

Dated: June __, 2005	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS TRUSTEE

BY:

AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

     THIS IS ONE OF THE CLASS RX CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, AS TRUSTEE

BY:

AUTHORIZED OFFICER

ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT	-	Custodian
(Cust) (Minor)
TEN ENT	-	as tenants by the entireties			under Uniform Gifts
to Minors Act
JT TEN	-	as joint tenants with right
of survivorship and not as
		tenants in common			(State)

     Additional abbreviations may also be used though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE __________________________________

(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint __________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds, to                                                                          , for the account of                                                  , account number                                         , or, if mailed by check, to                                         . Applicable reports and statements should be mailed to                                                             . This information is provided by                                                             , the assignee named above, or                                                                , as its agent.

EXHIBIT H

Credit Reporting Procedure

“Full-file” reporting requires that the Servicer submit a monthly report to each of the credit repositories to describe the exact status for each Mortgage Loan.1 The status reported generally should be the one in effect as of the last business day of each month.

The Servicer may, however, use a slightly later cut-off date — for example, at the and of the first week of a month — to assure that payment corrections, returned checks, and other adjustments related to the previous month’s activity can be appropriately reflected in their report for that month. Statuses that must be reported for any given mortgage include the following: current, delinquent (30-, 60-, 90-days, etc.), foreclosed, and charged-off. (The credit repositories will provide the applicable codes for reporting these statuses to them.) A listing of each of the major repositories to which “full-file” status reports must be sent is attached.

The Servicer is responsible for the complete and accurate reporting of mortgage status information to the repositories and for resolving any disputes that arise about the information they report. The Servicer must respond promptly to any inquiries from mortgagors regarding specific mortgage status information about them that was reported to the credit repositories.

[1] Based upon Fannie Mae Guide Announcement 95-19.

H-1

Major Credit Repositories

A “full-file” status report for each Mortgage Loan serviced for Fannie Mae must be sent to the following repositories each month:

Company	Telephone Number

Equifax	Members that have an account number may call their local sales representative for all inquiries; lenders that need to set up an account should call (800) 685-5000 and select the customer assistance option.

Experian	Call (800) 831-5614 for all inquiries, current members should select option 3; lenders that need to set up an account should select Option 4.

Trans Union Corporation	Call (312) 258-1818 to get the name of the local bureau to contact
555 West Adams	about setting up an account or obtaining other information.
Chicago, Illinois 60661

H-2

EXHIBIT I

Form of Initial Certification of Trustee

FBR Securitization, Inc., as Depositor
1001 Nineteenth Street North
Arlington, Virginia 22209
Attention: Michael Warden

Litton Loan Servicing LP, as Servicer
4828 Loop Central Drive
Houston, Texas 77081
Attention: Janice McClure

Re:	Pooling and Servicing Agreement, dated as of June 1, 2005 (the “Pooling and Servicing Agreement”) by and among FBR Securitization, Inc., as Depositor, First NLC Financial Services, LLC, as Originator, NLC Finance II, LLC and First NLC Financial Services, LLC, as Sellers, JPMorgan Chase Bank, National Association, as Trustee, Litton Loan Servicing LP, as Servicer, and Ocwen Federal Bank FSB, as Interim Servicer

First NLC Trust 2005-2 Mortgage-Backed Certificates, Series 2005-2

Gentlemen:

          In accordance with Section 2.5(a) of the Pooling and Servicing Agreement, the undersigned as Trustee, hereby certifies that, except as noted on the Schedule of Exceptions attached hereto, it has received an original or copy of the Mortgage Note that bears an endorsement in blank or to the Trustee, as set forth in Section 2.3(a) of the Pooling and Servicing Agreement.

          The Trustee has not made an independent examination of any documents contained in any Mortgage File. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any documents contained in any Mortgage File for any of the Mortgage Loans listed on the Mortgage Loan Schedule to the Pooling and Servicing Agreement, (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan or (iii) whether any Mortgage File should include any assumption agreement, modification agreement, written assurance or substitution agreement.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

I-1

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Trustee

By:

Name:
Title:

I-2

EXHIBIT J

Form of Power of Attorney

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO
LITTON LOAN SERVICING LP
4828 Loop Central Drive
Houston, Texas 77081
Attn:

LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that                                         , having its principal place of business at                                         , as Trustee (the “Trustee”) pursuant to that Pooling and Servicing Agreement among                                         (the “Depositor”), Litton Loan Servicing LP (the “Servicer”), and the Trustee, dated as of                     1, 200      (the “Pooling and Servicing Agreement”), hereby constitutes and appoints the Servicer, by and through the Servicer’s officers, the Trustee’s true and lawful Attorney-in-Fact, in the Trustee’s name, place and stead and for the Trustee’s benefit, in connection with all mortgage loans serviced by the Servicer pursuant to the Pooling and Servicing Agreement for the purpose of performing all acts and executing all documents in the name of the Trustee as may be customarily and reasonably necessary and appropriate to effectuate the following enumerated transactions in respect of any of the mortgages or deeds of trust (the “Mortgages” and the “Deeds of Trust”, respectively) and promissory notes secured thereby (the “Mortgage Notes”) for which the undersigned is acting as Trustee for various certificateholders (whether the undersigned is named therein as mortgagee or beneficiary or has become mortgagee by virtue of endorsement of the Mortgage Note secured by any such Mortgage or Deed of Trust) and for which the Servicer is acting as servicer, all subject to the terms of the Pooling and Servicing Agreement.

This appointment shall apply to the following enumerated transactions only:

1.	The modification or re-recording of a Mortgage or Deed of Trust, where said modification or re-recordings is for the purpose of correcting the Mortgage or Deed of Trust to conform same to the original intent of the parties thereto or to correct title errors discovered after such title insurance was issued and said modification or re-recording, in either instance, does not adversely affect the lien of the Mortgage or Deed of Trust as insured.

2.	The subordination of the lien of a Mortgage or Deed of Trust to an easement in favor of a public utility company of a government agency or unit with powers of eminent domain; this section shall include, without limitation, the execution of partial satisfactions/releases, partial reconveyances or the execution or requests to trustees to accomplish same.

3.	The conveyance of the properties to the mortgage insurer, or the closing of the title to the property to be acquired as real estate owned, or conveyance of title to real estate owned.

4.	The completion of loan assumption agreements.

5.	The full satisfaction/release of a Mortgage or Deed of Trust or full conveyance upon payment and discharge of all sums secured thereby, including, without limitation, cancellation of the related Mortgage Note.

6.	The assignment of any Mortgage or Deed of Trust and the related Mortgage Note, in connection with the repurchase of the mortgage loan secured and evidenced thereby.

7.	The full assignment of a Mortgage or Deed of Trust upon payment and discharge of all sums secured thereby in conjunction with the refinancing thereof, including, without limitation, the assignment of the related Mortgage Note.

8.	With respect to a Mortgage or Deed of Trust, the foreclosure, the taking of a deed in lieu of foreclosure, or the completion of judicial or non-judicial foreclosure or termination, cancellation or rescission of any such foreclosure, including, without limitation, any and all of the following acts:

a.	the substitution of trustee(s) serving under a Deed of Trust, in accordance with state law and the Deed of Trust;

b.	the preparation and issuance of statements of breach or non-performance;

c.	the preparation and filing of notices of default and/or notices of sale;

d.	the cancellation/rescission of notices of default and/or notices of sale;

e.	the taking of a deed in lieu of foreclosure; and

f.	the preparation and execution of such other documents and performance of such other actions as may be necessary under the terms of the Mortgage, Deed of Trust or state law to expeditiously complete said transactions in paragraphs 8.a. through 8.e., above.

The undersigned gives said Attorney-in-Fact full power and authority to execute such instruments and to do and perform all and every act and thing necessary and proper to carry into effect the power or powers granted by or under this Limited Power of Attorney as fully as the undersigned might or could do, and hereby does ratify and confirm to all that said Attorney-in-Fact shall lawfully do or cause to be done by authority hereof.

Third parties without actual notice may rely upon the exercise of the power granted under this Limited Power of attorney; and may be satisfied that this Limited Power of Attorney shall continue in full force and effect and has not been revoked unless an instrument of revocation has been made in writing by the undersigned.

IN WITNESS WHEREOF,                                         as Trustee pursuant to that Pooling and Servicing Agreement among the Depositor, the Servicer, and the Trustee, dated as of                      1, 200      (                                         Mortgage Loan Asset Backed Certificates, Series 200___-___), has caused its corporate seal to be hereto affixed and these presents to be signed and acknowledged in its name and behalf by                                         its duly elected and authorized Vice President this ________ day of                     , 200___.

as Trustee for                      Mortgage Loan Asset
Backed Certificates, Series 200__-___

By

STATE OF

COUNTY OF

On                                 , 200     , before me, the undersigned, a Notary Public in and for said state, personally appeared                     , Vice President of                                         as Trustee for                      Mortgage Loan Asset Backed Certificates, Series 200     -      , personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed that same in his/her authorized capacity, and that by his/her signature on the instrument the entity upon behalf of which the person acted and executed the instrument.

WITNESS my hand and official seal.
            (SEAL)

Notary Public
My Commission Expires

EXHIBIT K

Form of Final Certification of Trustee

FBR Securitization, Inc., as Depositor
1001 Nineteenth Street North
Arlington, Virginia 22209
Attention: Michael Warden

Litton Loan Servicing LP, as Servicer
4828 Loop Central Drive
Houston, Texas 77081
Attention: Janice McClure

Re:	Pooling and Servicing Agreement, dated as of June 1, 2005 (the “Pooling and Servicing Agreement”) by and among FBR Securitization, Inc., as Depositor, First NLC Financial Services, LLC, as Originator, NLC Finance II, LLC and First NLC Financial Services, LLC, as Sellers, JPMorgan Chase Bank, National Association, as Trustee, Litton Loan Servicing LP, as Servicer, and Ocwen Federal Bank FSB, as Interim Servicer

First NLC Trust 2005-2 Mortgage-Backed Certificates, Series 2005-2

Gentlemen:

     In accordance with Section 2.5(a) of the Pooling and Servicing Agreement, the undersigned as Trustee, hereby certifies that, except as noted on the Schedule of Exceptions attached hereto, for each Mortgage Loan listed in the Mortgage Loan Schedule to the Pooling and Servicing Agreement (other than any Mortgage Loan paid in full or listed on the attachment hereto), it has received the documents listed in clauses (i), (iii), (v), (vi) and (viii) of the description of the Mortgage File set forth in Exhibit U to the Pooling and Servicing Agreement, except as noted in the attached exception report.

     The Trustee has not made an independent examination of any documents contained in any Mortgage File beyond the review specifically required in the above captioned Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in any Mortgage File or any of the Mortgage Loans listed on the Mortgage Loan Schedule, (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan or (iii) whether any Mortgage File should include any assumption agreement, modification agreement, written assurance or substitution agreement.

K-1

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

K-2

EXHIBIT L

Form of Transferor Certificate

Date

Re:	FIRST NLC TRUST 2005-2 MORTGAGE-BACKED CERTIFICATES, SERIES 2005-2 CLASS [ — ] CERTIFICATES

Ladies and Gentlemen:

     In connection with our disposition of the First NLC Trust 2005-2 Mortgage-Backed Certificates, Series 2005-2 (the “Certificates”), we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the “Act”), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act, (c) to the extent we are disposing of the Class [ — ] Certificate, we have no knowledge the Transferee is not a Permitted Transferee and (d) no purpose of the proposed disposition of the Class [ — ] Certificate is to impede the assessment or collection of tax.

Very truly yours,

[ — ]

By:
Name:
Title:

L-1

EXHIBIT M

Form of Non-Rule 144A Investment Letter

FIRST NLC TRUST 2005-2
MORTGAGE-BACKED CERTIFICATES,
SERIES 2005-2
CLASS [ ]

(DATE)

FBR Securitization, Inc., as Depositor
1001 Nineteenth Street North
Arlington, Virginia 22209
Attention: Michael Warden

Litton Loan Servicing LP, as Servicer
4828 Loop Central Drive
Houston, Texas 77081
Attention: Janice McClure

JPMorgan Chase Bank, National Association, as Trustee
2001 Bryan Street, 10th Floor
Dallas, Texas 75201
Attention: Worldwide Securities Services/Global Debt, First NLC Trust 2005-2

Ladies and Gentlemen:

     In connection with the purchase on the date hereof of the captioned securities (the “Purchased Securities”), the undersigned (the “Transferee”) hereby certifies and covenants to the transferor, the Depositor, the Servicer, the Trustee and the Trust as follows:

(a) Representations and Warranties. The Transferee represents and warrants:

     (1) The Transferee is duly organized, validly existing and in good standing under the laws of the jurisdiction in which the Transferee is organized, is authorized to invest in the Purchased Securities and to enter into this Agreement, and has duly executed and delivered this Agreement.

     (2) The Transferee is acquiring the Purchased Securities for its own account as principal and not with a view to the distribution of the Purchased Securities, in whole or in part, in violation of Section 5 of the Securities Act of 1933, as amended (the “Act”).

     (3) The Transferee is an “Accredited Investor” as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Act.

     (4) The Transferee has knowledge in financial and business matters and is capable of evaluating the merits and risks of an investment in the Purchased Securities; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risk of an investment in the Purchased Securities and can afford a complete loss of such investment;

     (5) The Transferee confirms that the Depositor has made available to the Transferee the opportunity to ask questions of, and receive answers from, the Depositor concerning the Depositor, the Trust, the purchase by the Transferee of the Purchased Securities and all matters relating thereto, and to obtain additional information relating thereto that the Depositor possesses or can acquire without unreasonable effort or expense.

(b) Covenants. The Transferee covenants:

     (1) The Transferee will not make a public offering of the Purchased Securities, and will not reoffer or resell the Purchased Securities in a manner that would render the issuance and sale of the Purchased Securities, whether considered together with the resale or otherwise, a violation of the Act, or any state securities or “Blue Sky” laws or require registration pursuant thereto;

     (2) The Transferee agrees that, in its capacity as holder of the Purchased Securities, it will assert no claim or interest in the Mortgage Loans by reason of owning the Purchased Securities other than with respect to amounts that may be properly and actually payable to the Transferee pursuant to the terms of the Pooling and Servicing Agreement and the securities; and

     (3) If applicable, the Transferee will comply in all material respects with respect to the Purchased Securities with applicable regulatory guidelines relating to the ownership of mortgage derivative products.

(c) Transfer Restrictions.

     (1) The Transferee understands that the Purchased Securities have not been registered under the Act or registered or qualified under any state securities laws and that no transfer may be made unless the Purchased Securities are registered under the Act and under applicable state law or unless an exemption from such registration is available. If so requested by the Servicer or the Trustee, the Transferee and the transferor shall certify to the Depositor, the Servicer and the Trustee as to the factual basis for the registration or qualification exemption relied upon. The Transferee further understands that neither the Depositor, the Servicer, the Trustee nor the Trust is under any obligation to register the Purchased Securities or make an exemption from such registration available.

     (2) Any Securityholder desiring to effect a transfer shall, and does hereby agree to, indemnify the Depositor, the Servicer and the Trustee against any liability that may result if the transfer is not exempt under federal or applicable state securities laws.

     (3) The transfer of the Securities may be subject to additional restrictions, as set forth in Section 9.2 of the Pooling and Servicing Agreement.

     All capitalized terms used but not otherwise defined herein have the respective meanings assigned thereto in the Pooling and Servicing Agreement, dated as of June 1, 2005, by and among FBR Securitization, Inc., as Depositor, First NLC Financial Services, LLC, as Originator, NLC Finance II, LLC and First NLC Financial Services, LLC, as Sellers, JPMorgan Chase Bank, National Association, as Trustee, Litton Loan Servicing LP, as Servicer, and Ocwen Federal Bank FSB, as Interim Servicer, pursuant to which the Purchased Securities were issued.

     IN WITNESS WHEREOF, the undersigned has caused this Investment Letter to be executed by its duly authorized representative as of the day and year first above written.

[TRANSFEREE]

By:
Name:
Title:

EXHIBIT N

Form of Rule 144A Investment Letter

FIRST NLC TRUST 2005-2
MORTGAGE-BACKED CERTIFICATES,
SERIES 2005-2
CLASS [ ]

(DATE)

FBR Securitization, Inc., as Depositor
1001 Nineteenth Street North
Arlington, Virginia 22209
Attention: Michael Warden

Litton Loan Servicing LP, as Servicer
4828 Loop Central Drive
Houston, Texas 77081
Attention: Janice McClure

JPMorgan Chase Bank, National Association, as Trustee
2001 Bryan Street, 10th Floor
Dallas, Texas 75201
Attention: Worldwide Securities Services/Global Debt, First NLC Trust 2005-2

Ladies and Gentlemen:

     In connection with the purchase on the date hereof of the captioned securities (the “Purchased Certificates”), the undersigned (the “Transferee”) hereby certifies and covenants to the transferor, FBR Securitization, Inc., the Servicer, the Trustee and the Trust as follows:

     1. The Transferee is a “qualified institutional buyer” as that term is defined in Rule 144A (“Rule 144A”) promulgated under the Securities Act of 1933, as amended (the “1933 Act”) and has completed the form of certification to that effect attached hereto as Annex A1 (if the Transferee is not a registered investment company) or Annex A2 (if the Transferee is a registered investment company). The Transferee is aware that the sale to it is being made in reliance on Rule 144A.

     2. The Transferee understands that the Purchased Certificates have not been registered under the 1933 Act or registered or qualified under any state securities laws and that no transfer may be made unless the Purchased Certificates are registered under the 1933 Act and under applicable state law or unless an exemption from such registration is available. The Transferee further understands that neither FBR Securitization, Inc., the Servicer, the Trustee nor the Trust is under any obligation to register the Purchased Certificates or make an exemption from such registration available.

     3. The Transferee is acquiring the Purchased Certificates for its own account or for the account of a “qualified institutional buyer” (as defined in Rule 144A, a “QIB”), and understands that such Purchased Certificates may be resold, pledged or transferred only (a) to a person reasonably believed to be such a QIB that purchases for its own account or for the account of a QIB to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (b) pursuant to another exemption from registration under the 1933 Act and under applicable state securities laws. In addition, such transfer may be subject to additional restrictions, as set forth in Section 9.2 of the Pooling and Servicing Agreement. By its execution of this agreement, the Transferee agrees that it will not resell, pledge or transfer any of the Purchased Certificates to anyone otherwise than in strict compliance with Rule 144A, or pursuant to another exemption from registration under the 1933 Act and all applicable state securities laws, and in strict compliance with the transfer restrictions set forth in Section 9.2 of the Pooling and Servicing Agreement. The Transferee will not attempt to transfer any or all of the Purchased Certificates pursuant to Rule 144A unless the Transferee offers and sells such Certificates only to QIBs or to offerees or purchasers that the Transferee and any person acting on behalf of the Transferee reasonably believe (as described in paragraph (d)(l) of Rule 144A) is a QIB.

     4. The Transferee has been furnished with all information that it requested regarding (a) the Purchased Certificates and distributions thereon and (b) the Pooling and Servicing Agreement referred to below.

     5. If applicable, the Transferee has complied, will comply in all material respects with applicable regulatory guidelines relating to the ownership of mortgage derivative products.

     All capitalized terms used but not otherwise defined herein have the respective meanings assigned thereto in the Pooling and Servicing Agreement, dated as of June 1, 2005, by and among FBR Securitization, Inc., as Depositor, First NLC Financial Services, LLC, as Originator, NLC Finance II, LLC and First NLC Financial Services, LLC, as Sellers, JPMorgan Chase Bank, National Association, as Trustee, Litton Loan Servicing LP, as Servicer, and Ocwen Federal Bank FSB, as Interim Servicer, pursuant to which the Purchased Certificates were issued.

     IN WITNESS WHEREOF, the undersigned has caused this Rule 144A Letter to be executed by its duly authorized representative as of the day and year first above written.

[TRANSFEREE]

By:

Name:
Title:

Annex A1 to Exhibit N

TRANSFEREES OTHER THAN REGISTERED INVESTMENT COMPANIES

     1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Transferee.

     2. The Transferee is a “qualified institutional buyer” as that term is defined in Rule 144A (“Rule 144A”) promulgated under the Securities Act of 1933, as amended (the “1933 Act”), because (a) the Transferee owned and/or invested on a discretionary basis at least $___ in securities [Note to reviewer — the amount in the previous blank must be at least $100,000,000 unless the Transferee is a dealer, in which case the amount filled in the previous blank must be at least $10,000,000.] (except for the excluded securities referred to in paragraph 3 below) as of ___ [specify a date on or since the end of the Transferee’s most recently ended fiscal year] (such amount being calculated in accordance with Rule 144A) and (b) the Transferee meets the criteria listed in the category marked below.

_____	Corporation, etc. The Transferee is an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, a corporation (other than a bank as defined in Section 3(a)(2) of the 1933 Act or a savings and loan association or other similar institution referenced in Section 3(a)(5)(A) of the Act), a partnership, or a Massachusetts or similar business trust.

_____	Bank. The Transferee (a) is a national bank or banking institution as defined in Section 3(a)(2) of the 1933 Act and is organized under the laws of a state, territory or the District of Columbia. The business of the Transferee is substantially confined to banking and is supervised by the appropriate state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements as of a date not more than 16 months preceding the date of this certification in the case of a U.S. bank, and not more than eighteen months preceding the date of this certification in the case of a foreign bank or equivalent institution, a copy of which financial statements is attached hereto.

_____	Savings and Loan. The Transferee is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution referenced in Section 3(a)(5)(A) of the 1933 Act. The Transferee is supervised and examined by a state or federal authority having supervisory authority over any such institutions or is a foreign savings and loan association or equivalent institution and has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements as of a date not more than 16 months preceding the date of this certification in the case of a U.S. savings and loan association or similar institution, and not more than eighteen months preceding the date of this certification in the case of a foreign savings and loan association or equivalent institution, a copy of which financial statements is attached hereto.

_____	Broker-dealer. The Transferee is a dealer registered pursuant to Section 15 of the Certificates Exchange Act of 1934, as amended (the “1934 Act”).

_____	Insurance Company. The Transferee is an insurance company as defined in Section 2(13) of the 1933 Act, whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, territory or the District of Columbia.

_____	State or Local Plan. The Transferee is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees.

_____	ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Certificate Act of 1974, as amended.

_____	Investment Adviser. The Transferee is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

_____	Other. The Transferee qualifies as a “qualified institutional buyer” as defined in Rule 144A on the basis of facts other than those listed in any of the entries above. If this response is marked, the Transferee must certify on additional pages, to be attached to this certification, to facts that satisfy the Servicer that the Transferee is a “qualified institutional buyer” as defined in Rule 144A.

     3. The term “securities” as used herein does not include (a) securities of issuers that are affiliated with the Transferee, (b) securities constituting the whole or part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (c) bank deposit notes and certificates of deposit, (d) loan participations, (e) repurchase agreements, (f) securities owned but subject to a repurchase agreement and (g) currency, interest rate and commodity swaps.

     4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee’s direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the 1934 Act.

     5. The Transferee acknowledges that it is familiar with Rule 144A and understands that the Transferor and other parties related to the Purchased Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be made in reliance on Rule 144A.

6.	Will the Transferee be purchasing
	the Purchased Certificates only	YES	NO
for the Transferee’s own account?

     If the answer to the foregoing question is “NO”, the Transferee agrees that, in connection with any purchase of securities sold to the Transferee for the account of a third party (including any separate account) in reliance on Rule 144A, the Transferee will only purchase for the account of a third party that at the time is a “qualified institutional buyer” within the meaning of Rule 144A. In addition, the Transferee agrees that the Transferee will not purchase securities for a third party unless the Transferee has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of “qualified institutional buyer” set forth in Rule 144A.

     7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee’s purchase of the Purchased Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

     IN WITNESS WHEREOF, the undersigned has caused this certificate to be executed by its duly authorized representative this ___ day of ___, ___.

Print Name of Transferee

By:

Annex A2 to Exhibit N

REGISTERED INVESTMENT COMPANIES

     1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the entity purchasing the Purchased Certificates (the “Transferee”) or, if the Transferee is part of a Family of Investment Companies (as defined in paragraph 3 below), is an officer of the related investment adviser (the “Adviser”).

     2. The Transferee is a “qualified institutional buyer” as that term is defined in Rule 144A (“Rule 144A”) promulgated under the Securities Act of 1933, as amended (the “1933 Act”), because (a) the Transferee is an investment company (a “Registered Investment Company”) registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and (b) as marked below, the Transferee alone, or the Transferee’s Family of Investment Companies, owned at least $___ [Note to reviewer - the amount in the previous blank must be at least $100,000,000] in securities (other than the excluded securities referred to in paragraph 4 below) as of ___ [specify a date on or since the end of the Transferee’s most recently ended fiscal year]. For purposes of determining the amount of securities owned by the Transferee or the Transferee’s Family of Investment Companies, the cost of such securities to the Transferee or the Transferee’s Family of Investment Companies was used.

_____	The Transferee owned $___ in securities (other than the excluded securities referred to in paragraph 4 below) as of the end of the Transferee’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

_____	The Transferee is part of a Family of Investment Companies which owned in the aggregate $___ in securities (other than the excluded securities referred to in paragraph 4 below) as of the end of the Transferee’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

     3. The term “Family of Investment Companies” as used herein means two or more Registered Investment Companies except for a unit investment trust whose assets consist solely of shares of one or more Registered Investment Companies (provided that each series of a “series company,” as defined in Rule 18f-2 under the 1940 Act, shall be deemed to be a separate investment company) that have the same investment adviser (or, in the case of a unit investment trust, the same depositor) or investment advisers (or depositors) that are affiliated (by virtue of being majority-owned subsidiaries of the same parent or because one investment adviser is a majority-owned subsidiary of the other).

     4. The term “securities” as used herein does not include (a) securities of issuers that are affiliated with the Transferee or are part of the Transferee’s Family of Investment Companies, (b) bank deposit notes and certificates of deposit, (c) loan participations, (d) repurchase agreements, (e) securities owned but subject to a repurchase agreement and (f) currency, interest rate and commodity swaps.

     5. The Transferee is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A. In addition, the Transferee will only purchase for the Transferee’s own account.

     6. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee’s purchase of the Purchased Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

     IN WITNESS WHEREOF, the undersigned has caused this certificate to be executed by its duly authorized representative this ___ of ________, ___.

[Print Name of Transferee or Adviser]

By:
Name:
Title:

IF AN ADVISER:

[Print Name of Transferee]

Date:

EXHIBIT O

FORM OF REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT

TO:	JPMorgan Chase Bank, National Association, as Trustee
Four New York Plaza, 6th Floor
New York, New York 10004
Attention: Institutional Trust Services/Global Debt, First NLC Trust 2005-2

RE:	Pooling and Servicing Agreement, dated as of June 1, 2005, by and among FBR Securitization, Inc., as Depositor, First NLC Financial Services, LLC, as Originator, NLC Finance II, LLC and First NLC Financial Services, LLC, as Sellers, JPMorgan Chase Bank, National Association, as Trustee, Litton Loan Servicing LP, as Servicer, and Ocwen Federal Bank FSB, as Interim Servicer (the “Pooling and Servicing Agreement”)

     In connection with the administration of the Mortgage Loans held by you as the Trustee, we request the release and acknowledge receipt, of the Mortgage File [specify documents if only a partial Mortgage File is being released]) for the Mortgage Loan described below, for the reason indicated.

     Mortgagor’s Name and Address & Zip Code:

     Mortgage Loan Number:

     Reason for Requesting Documents (check one)

___ 1.	Mortgage Loan Paid in Full. (The Servicer hereby certifies that all amounts received in connection therewith have been deposited into the Custodial Account as provided in the Pooling and Servicing Agreement.)

___ 2.	Mortgage Loan Liquidated by ___. (The Servicer hereby certifies that all proceeds of foreclosure, insurance, condemnation or other liquidation have been finally received.)

___ 3.	Mortgage Loan in Foreclosure.

___ 4.	Other (explain). ___

     If item 1 or 2 above is checked, and if all or part of the Mortgage File was previously released to us, please release to us our previous request and receipt on file with you, as well as any additional documents in your possession relating to the specified Mortgage Loan.

     If item 3 or 4 above is checked, upon our return of all of the above documents to you as the Trustee, please acknowledge your receipt by signing in the space indicated below, and returning this form.

O-1

     Capitalized terms used herein but not defined herein have the meanings ascribed to them in the Pooling and Servicing Agreement.

Litton Loan Servicing LP,
as Servicer

By:

Name:
Title:
Date:

     Acknowledgment of Documents returned to the Trustee:

JPMorgan Chase Bank, National Association, as Trustee

By:

Name:
Title:
Date:

O-2

EXHIBIT P

Form of Benefit Plan Affidavit

Re:	FIRST NLC TRUST 2005-2 MORTGAGE-BACKED CERTIFICATES, SERIES 2005-2 ERISA-RESTRICTED CERTIFICATES

STATE OF [_________]	)
	)	ss:
COUNTY/CITY OF [_______]	)

     Under penalties of perjury, I, the undersigned, declare that, to the best of my knowledge and belief, the following representations are true, correct, and complete.

     1. That I am a duly authorized officer of [Organization], a [State] corporation (the “Purchaser”), whose taxpayer identification number is [___], and on behalf of which I have the authority to make this affidavit.

     2. That the Purchaser is acquiring any of the Private Certificates, each representing an interest in the Trust Fund, for certain assets of which one or more real estate mortgage investment conduit (“REMIC”) elections are to be made under Section 860D of the Internal Revenue Code of 1986, as amended (the “Code”).

     3. The Purchaser either:

     (i) is not an employee benefit plan or arrangement including an, collective investment fund (or insurance company general account) or individual retirement account that is subject to title I of ERISA, the Code or a governmental plan (as defined in section 3(32) of ERISA) church plan (as defined in section 3(33) of ERISA) or other employee benefit plan or retirement arrangement that is subject to any federal, state or local law (“Similar Law”) which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (each, a “Plan”) or to any Person acting directly or indirectly on behalf of a Plan or using the assets of a Plan, nor a person acting on behalf of any such Plan, nor using the assets of any such Plan to effect such transfer;

     (ii) is an insurance company and (A) the Purchaser is acquiring the Certificates with funds held in an “insurance company general account” (as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”), as published in 60 Fed. Reg. 35925 (July 12, 1995)) and (B) and all of the requirements of PTCE 95-60 are met, including the requirements, to exempt the acquisition and holding of the Certificates and the transactions in connection with the servicing, management and operation of the Trust Fund from the prohibited transaction rules of ERISA and the Code; or

     (iii) has provided an Opinion of Counsel obtained at the Transferee’s expense, satisfactory to the Trustee. An Opinion of Counsel with respect to this Benefit Plan Affidavit is an opinion of counsel to the effect that the proposed transfer will not (a) cause the assets of the Trust Fund to be regarded as assets of a Plan, (b) give rise to a fiduciary duty under ERISA, on the part of the Depositor, the Servicer, or the Trustee, or (c) be treated as, or result in, a prohibited transaction under ERISA or Section 4975 of the Code or any similar law.

     Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Pooling and Servicing Agreement, dated as of June 1, 2005, by and among FBR Securitization, Inc., as Depositor, First NLC Financial Services, LLC, as Originator, NLC Finance II, LLC and First NLC Financial Services, LLC, as Sellers, JPMorgan Chase Bank, National Association, as Trustee, Litton Loan Servicing LP, as Servicer, and Ocwen Federal Bank FSB, as Interim Servicer.

[Signature Page Follows]

[PURCHASER]

By:

Name:
Title:

EXHIBIT Q

Form of Residual Transferee Affidavit

Re:	FIRST NLC TRUST 2005-2 (the “Trust”) MORTGAGE-BACKED CERTIFICATES, SERIES 2005-2, CLASS [R][RX]

STATE OF _________	)
	)	ss:
COUNTY OF ________	)

     Under penalties of perjury, I, the undersigned declare that, to the best of my knowledge and belief, the following representations are true, correct and complete:

     1. I am a duly authorized officer of ___, a ___ corporation (the “Transferee”), on behalf of which I have the authority to make this affidavit.

     2. The Transferee is acquiring all or a portion of the securities (the “Residual Certificates”), which represent the residual interests in multiple real estate mortgage investment conduits (each, a “REMIC”) for which elections are to be made under Section 860D of the Internal Revenue Code of 1986, as amended (the “Code”).

     3. The Transferee is a (i) a citizen or resident of the United States, (ii) a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation for federal income tax purposes (iii) a partnership (unless Treasury regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a partnership for federal income tax purposes, none of the interests in which are owned, directly or indirectly through one or more intermediate entities, by a person that is a Non-U.S. Person, (iv) an estate the income of which is includible in gross income for United States federal income tax purposes, regardless of its source, (v) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more United States fiduciaries have the authority to control all substantial decisions of the trust (or to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 that are eligible to be treated as United States persons), or (vi) a foreign person who would be subject to United States taxation on a net basis on income derived from a Certificate.

     4. The Transferee is a not a “Disqualified Organization” (as defined below), and the Transferee is not acquiring a Residual Certificate for the account of, or as agent or nominee of, or with a view to the transfer of direct or indirect record or beneficial ownership to, a Disqualified Organization. For the purposes hereof, a Disqualified Organization is any of the following: (i) the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing; (ii) any organization (other than a farmer’s cooperative as defined in Section 521 of the Code) that is exempt from federal income taxation (including taxation under the unrelated business taxable income provisions of the Code); (iii) any rural telephone or electrical service cooperative described in § 1381(a)(2)(C) of the Code; (iv) any foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of a U.S. Person; or (v) any other entity so designated by Treasury rulings or regulations promulgated or otherwise in effect as of the date hereof. In addition, a corporation will not be treated as an instrumentality of the United States or of any state or political subdivision thereof if all of its activities are subject to tax and, with the exception of Freddie Mac, a majority of its board of directors is not selected by such governmental unit.

     5. The Transferee agrees to consent to any amendment of the Pooling and Servicing Agreement (as defined below) that shall be deemed necessary by the Trustee, the Depositor or the Servicer (upon advice of counsel to the Depositor) to constitute a reasonable arrangement to ensure that no interest in a Residual Certificate will be owned directly or indirectly by a Disqualified Organization.

     6. The Transferee acknowledges that Section 860E(e) of the Code would impose a substantial tax on the transferor or, in certain circumstances, on an agent for the transferee, with respect to any transfer of any interest in any Residual Certificate to a Disqualified Organization.

     Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement, dated as of June 1, 2005, by and among FBR Securitization, Inc., as Depositor, First NLC Financial Services, LLC, as Originator, NLC Finance II, LLC and First NLC Financial Services, LLC, as Sellers, JPMorgan Chase Bank, National Association, as Trustee, Litton Loan Servicing LP, as Servicer, and Ocwen Federal Bank FSB, as Interim Servicer (the “Pooling and Servicing Agreement”).

[Signature Page Follows]

     IN WITNESS WHEREOF, the Transferee has caused this instrument to be duly executed on its behalf by its duly authorized officer this ___.

[NAME]

By:
Name:

Its:

     Personally appeared before me ___, known or proved to me to be the same person who executed the foregoing instrument and to be a ___of the Transferee, and acknowledged to me that he or she executed the same as his or her free act and deed and as the free act and deed of the Transferee.

     Subscribed and sworn before me this ___day of __________________.

Notary Public

     My commission expires the ___day of _______________, 20___.

EXHIBIT R

Form of Residual Transferee Agreement

FIRST NLC TRUST 2005-2
MORTGAGE-BACKED CERTIFICATES,
SERIES 2005-2
CLASS [R] [RX]

Date, 200__

FBR Securitization, Inc., as Depositor
1001 Nineteenth Street North
Arlington, Virginia 22209

Litton Loan Servicing LP, as Servicer
4828 Loop Central Drive
Houston, Texas 77081
Attention: Janice McClure

JPMorgan Chase Bank, National Association, as Trustee
2001 Bryan Street, 10th Floor
Dallas, Texas 75201
Attention: Worldwide Securities Services/Global Debt, First NLC Trust 2005-2

Re:	FIRST NLC TRUST 2005-2 MORTGAGE-BACKED CERTIFICATES, SERIES 2005-2, Class [R][RX], representing a Percentage Interest

Ladies and Gentlemen:

     The undersigned (the “Transferee”) proposes to purchase all or some of the captioned Certificates (the “Residual Certificates”), issued by the Trust Fund established pursuant to a pooling and servicing agreement dated as of June 1, 2005 (the “Agreement”), by and among FBR Securitization, Inc., as Depositor, First NLC Financial Services, LLC, as Originator, NLC Finance II, LLC and First NLC Financial Services, LLC, as Sellers, JPMorgan Chase Bank, National Association, as Trustee, Litton Loan Servicing LP, as Servicer, and Ocwen Federal Bank FSB, as Interim Servicer. In doing so the Transferee hereby acknowledges and agrees as follows:

     Section 1. Definitions. Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Agreement or in the Residual Transfer Affidavit.

     Section 2. Representations and Warranties of the Transferee. In connection with the proposed transfer of the Residual Certificates, the Transferee represents and warrants to the Depositor, the Servicer, the Trustee and the Trust Fund as follows:

     (a) The Transferee has knowledge in financial and business matters and is capable of evaluating the merits and risks of an investment in the Residual Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed decision; and the Transferee is able to bear the economic risk of an investment in the Residual Certificates and can afford a complete loss of such investment.

     (b) The Transferee represents that (i) it understands that the Residual Certificates represent for federal income tax purposes the “residual interest” in each of multiple real estate mortgage investment conduits (“REMICs”) and that, as the holder of the Residual Certificates, it will be required to take into account, in determining its taxable income, its pro rata share of the taxable income of each such REMIC, (ii) it understands that it may incur federal income tax liabilities with respect to the Residual Certificates in excess of any cash flows generated by the Residual Certificates and (iii) it has historically paid its debts as they became due and has the financial wherewithal and intends to continue to pay its debts as they come due in the future, including any tax imposed on the income that it derives from the Residual Certificates as such taxes become due.

     (c) The Transferee confirms that the Depositor has made available to the Transferee the opportunity to ask questions of, and receive answers from, the Depositor concerning the Trust Fund, the purchase by the Transferee of the Residual Certificates and all matters relating thereto, and to obtain additional information relating thereto that the Depositor possesses or can acquire without unreasonable effort or expense.

     Section 3. Covenants. The Transferee covenants:

     (a) The Transferee agrees that, in its capacity as a holder of the Residual Certificates, it will assert no claim or interest in the Mortgage Loans by reason of owning the Residual Certificates other than with respect to amounts that may be properly and actually payable to the Transferee pursuant to the terms of the Agreement and the Certificates.

     (b) If applicable, the Transferee will comply with respect to the Residual Certificates in all material respects with applicable regulatory guidelines relating to the ownership of mortgage derivative products.

     (c) Upon notice thereof, the Transferee agrees to any future amendment to the provisions of the Agreement relating to the transfer of the Residual Certificates (or any interest therein) that counsel to the Trustee, the Depositor, the Servicer or the Trust Fund may deem necessary to ensure that any such transfer will not result in the imposition of any tax on the Trust Fund.

     (d) If the Transferee would be the tax matters person (“TMP”) of any REMIC as a result of the proposed transfer, as described in Section 13.1 of the Pooling and Servicing Agreement, the Transferee hereby designates the Trustee or an affiliate thereof, as its agent, to perform the functions of each REMIC’s tax matters person.

     (e) [REMOVE IN CLASS RX AGREEMENT — The Transferee hereby agrees that the parties designated in the Agreement or an affiliate thereof will (i) supervise or engage in any action necessary or advisable to preserve the status of each REMIC as a REMIC and (ii) employ on a reasonable basis counsel, accountants, and professional assistance to aid in the preparation of tax returns or the performance of the above.]

     (f) The Transferee hereby agrees to take any action, or cooperate with the TMP to take any action, required of it by the REMIC Provisions in order to create or maintain the REMIC status of each REMIC.

     (g) [REMOVE IN CLASS RX AGREEMENT — The Transferee hereby agrees that it will not take any action that could endanger the REMIC status of each related REMIC or result in the imposition of tax on such REMIC unless counsel for, or acceptable to, the TMP has provided an opinion that such action will not result in the loss of such REMIC status or the imposition of such tax, as applicable.]

     (h) [REMOVE IN CLASS RX AGREEMENT — The Transferee hereby agrees that it will take no action to question or invalidate the interest of the Trust Fund in the Mortgage Loans or seek or maintain any claim or interest in the Mortgage Loans having a priority over the interest of the Trust Fund in the Mortgage Loans.]

     (i) The Transferee understands that U.S. Department of the Treasury (“Treasury”) regulations, or other administrative guidance issued by the Treasury, may effectively prohibit the transfer of the Residual Certificates to foreign persons.

     (j) The Transferee hereby agrees that it shall pay any tax or reporting costs borne by any REMIC as a result of its purchase of a Residual Certificate or any beneficial interest therein in violation of the restrictions on transfer contained in the Agreement to the extent such tax or reporting costs are not paid by the transferor or by the Trustee out of amounts that otherwise would have been paid to the Transferee.

     (k) The Transferee hereby agrees to indemnify and hold harmless the Depositor, the Servicer, the Trustee, the Trust Fund and each other holder of a Residual Certificate from and against any tax liabilities or reporting costs arising from its violation of the restrictions on transfer contained in the Agreement or its breach of any of its representations, warranties, or covenants contained herein.

     Section 4. Additional Transfer Restrictions.

     (a) No Residual Certificate may be transferred to a Disqualified Organization. The Transferee agrees to comply with the requirements of Section 9.2 of the Pooling and Servicing Agreement, including, without limitation, the requirements to deliver to the Trustee (x) this Residual Transferee Agreement, (y) a Benefit Plan Affidavit, and (z) a Residual Transferee Affidavit. Any attempted transfer in violation of the foregoing restrictions shall be null and void and shall not be recognized by the Trustee.

     (b) The Transferee acknowledges that, if a tax or a reporting cost is borne by any REMIC as a result of the transfer of the Residual Certificates or any beneficial interest therein in violation of the restrictions referenced herein, the transferor shall pay such tax or cost and, if such tax or cost is not so paid, the Trustee shall pay such tax or reporting cost with amounts that otherwise would have been paid to the transferee of such Residual Certificates. In that event, neither the transferee nor the transferor shall have any right to seek repayment of such amounts from the Depositor, the Servicer, the Trustee, the Trust Fund, any REMIC or the Holders of any other Certificates, and none of such parties shall have any liability for payment of any such tax or reporting cost. In the event that a Residual Certificate is transferred to a Disqualified Organization, the Trustee shall make available, or cause to be made available, the information necessary for the computation of the excise tax imposed under section 860E(e) of the Code.

     Section 5. Acknowledgments.

     (a) The Transferee acknowledges that if any United States federal income tax is due at the time a Non-U.S. Person transfers a Residual Certificate, the Trustee or its designated paying agent or other person who is liable to withhold federal income tax from a distribution on a Residual Certificate under sections 1441 and 1442 of the Code and the regulations thereunder (the “Withholding Agent”) may (i) withhold an amount equal to the taxes due upon disposition of the Certificate from future distributions made with respect to the Certificate to the transferee (after giving effect to the withholding of taxes imposed on such transferee), and (ii) pay the withheld amount to the Internal Revenue Service unless satisfactory written evidence of payment of the taxes due by the transferor has been provided to the Withholding Agent. Moreover, the Withholding Agent may (x) hold distributions on a Certificate, without interest, pending determination of amounts to be withheld, (y) withhold other amounts required to be withheld pursuant to United States federal income tax law, if any, from distributions that otherwise would be made to such transferee on each Certificate it holds, and (z) pay to the Internal Revenue Service all such amounts withheld.

     (b) The Transferee acknowledges that the transfer of all or part of the Residual Certificates that have “tax avoidance potential” (as defined in Treasury regulations section 1.860G-3(a)(2) or any successor provision) to a Non-U.S. Person will be disregarded for all federal income tax purposes.

     (c) The Transferee acknowledges that the transfer of the Residual Certificates to a U.S. Person will be disregarded for all federal income tax purposes if a significant purpose of the transfer is to impede the assessment or collection of the taxes and expenses associated with the security within the meaning of Treasury regulation section 1.860E-1(c)(1).

[Signature Page Follows]

     IN WITNESS WHEREOF, the undersigned has caused this Residual Transferee Agreement be validly executed by its duly authorized representative as of the day and year first above written.

By:
Name:
Title:

EXHIBIT S

Form of Subsequent Transfer Agreement

     SUBSEQUENT TRANSFER AGREEMENT (the “Agreement”), dated as of [ — ], by and among FBR SECURITIZATION, INC., a Delaware corporation, as depositor (the “Depositor”), First NLC Financial Services, LLC, as originator (the “Originator”), [ — ], a [ — ] as seller (the “Seller”), LITTON LOAN SERVICING LP, a Delaware limited partnership, as servicer (the “Servicer”), and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national association, as trustee (the “Trustee”), pursuant to the Pooling and Servicing Agreement referred to below.

     WHEREAS, pursuant to a Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), dated as of June 1, 2005, by and among the Depositor, the Originator, the Sellers, the Servicer and the Trustee, the Seller wishes to convey the Subsequent Mortgage Loans (as defined below) to the Depositor, the Depositor wishes to convey the Subsequent Mortgage Loans to the Trustee, and the Trustee wishes to acquire the same for the benefit of the Certificateholders, for the consideration set forth in Section IV below; and

     WHEREAS, the Seller shall timely deliver to the Trustee and Depositor a duly executed Subsequent Transfer Agreement related to such conveyance as required by Section 2.8 of the Pooling and Servicing Agreement;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged the parties hereto agree as follows:

(i)	“Subsequent Mortgage Loans” shall mean, for purposes of this Agreement, the Subsequent Mortgage Loans listed in the Subsequent Mortgage Loan Schedule attached hereto as Schedule

(ii)	“Subsequent Sale Date” and “Subsequent Cut-off Date” with respect to this Subsequent Transfer Agreement shall be [ — ] and [ — ], respectively.

     Section I. Subsequent Mortgage Loan Schedule. The Subsequent Mortgage Loan schedule attached hereto as Schedule I is a supplement to the Mortgage Loan Schedule attached as Schedule A to the Pooling and Servicing Agreement. The Mortgage Loans listed in the Subsequent Mortgage Loan Schedule constitute the Subsequent Mortgage Loans to be transferred pursuant to this Agreement on the Subsequent Sale Date.

     Section II. Transfer of Subsequent Mortgage Loans. As of the related Cut-off Date, subject to and upon the terms and conditions set forth in Articles II and III of the Pooling and Servicing Agreement and set forth in this Agreement, the Seller hereby irrevocably sells, transfers, assigns, sets over and otherwise conveys to the Depositor and the Depositor hereby irrevocably sells, transfers, assigns, sets over and otherwise conveys to the Trust without recourse other than as expressly provided herein and in the Pooling and Servicing Agreement, all the right, title and interest of the Seller, the Originator and the Depositor in and to the (i) Subsequent Mortgage Loans including the related Scheduled Principal Balance as of the

Subsequent Cut-off Date after giving effect to payments of principal due on or before the Subsequent Cut-off Date, all interest accruing thereon after the Subsequent Cut-off Date, and all collections in respect of principal received after the Subsequent Cut-off Date (other than principal and interest due on or before such Subsequent Cut-off Date); (ii) property which secured a Subsequent Mortgage Loan and which is acquired by foreclosure or in lieu of foreclosure; (iii) interest of the Seller in any insurance policies in respect of the Subsequent Mortgage Loans; and (iv) all proceeds of any of the foregoing.

     Section III. Representations and Warranties of the Seller and the Depositor.

     (a) The Seller and the Depositor hereby represent and warrant to the Trustee for the benefit of the Certificateholders that the representations and warranties set forth in Sections 3.1, 3.3 and 3.6 of the Pooling and Servicing Agreement are true and correct with respect to the Seller, the Depositor and the Subsequent Mortgage Loans as of the Subsequent Transfer Date.

     (b) The Seller hereby represents and warrants that (i) the aggregate of the Scheduled Principal Balances of the Subsequent Mortgage Loans listed on the Subsequent Mortgage Loan Schedule and conveyed to the Trustee pursuant to this Agreement as of the Subsequent Cut-off Date is $[ — ] and (ii) the conditions precedent for the transfer of Subsequent Mortgage Loans as set forth in Section 2.8 of the Pooling and Servicing Agreement have been satisfied as of the Subsequent Sale Date.

     (c) The Seller and the Depositor hereby represent and warrant that neither the Seller nor the Depositor is (i) insolvent and will not be rendered insolvent by the transfer of the Subsequent Mortgage Loans pursuant to this Agreement or (ii) aware of any pending insolvency.

     Section IV. Counterparts. This Agreement may be executed in two or more counterparts (and by different parties in separate counterparts), each of which shall be an original but all of which together shall constitute one and the same instrument.

     Section V. Conflicts. In the event of any conflict between the provisions of this Agreement and the Pooling and Servicing Agreement, the provisions of the Pooling and Servicing Agreement shall prevail. Capitalized terms used herein and not otherwise defined have the meanings in the Pooling and Servicing Agreement.

     Section VI. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws principles applied in New York (other than Section 5-1401 of the New York General Obligations Law which shall apply hereto).

     IN WITNESS WHEREOF, the parties to this Subsequent Transfer Agreement have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

FBR SECURITIZATION, INC., as Depositor

By:
Name:
Title:

[ — ], as Seller

By:
Name:
Title:

LITTON LOAN SERVICING LP, as Servicer

By:
Name:
Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

EXHIBIT T

Mortgage Loan Schedule Reporting Criteria

With respect to each Mortgage Loan:

     1. the Loan information;

     2. the applicable Cut-off Date;

     3. the zip code of the Mortgaged Property;

     4. a code indicating whether the Mortgaged Property is a single family residence, two-family residence, three-family residence, four-family residence, planned unit development or condominium;

     5. the current Mortgage Rate;

     6. the current Scheduled Monthly Payment;

     7. the original term to maturity;

     8. the scheduled maturity date;

     9. the principal balance of the Mortgage Loan as of the Cut-off Date after deduction of payments of principal due on or before the Cut-off Date whether or not collected;

     10. the Loan-to-Value Ratio;

     11. the FICO score of the Mortgagor at the time of origination;

     12. a code indicating the credit grade and specific loan/underwriting program of each Mortgage Loan as assigned by the Originator;

     13. a code indicating the name of the issuer of the PMI Policy or PPMI Policy, if any, and the certificate number and percentage coverage, if applicable;

     14. the date on which the first Scheduled Monthly Payment was due and the applicable Due Date;

     15. the date on which the next payment is due;

     16. the documentation level (full, alternative, limited);

     17. loan purpose (i.e., purchase, rate/term refinancing, cash-out refinancing);

     18. a code indicating whether the Mortgaged Property is owner-occupied or investor property;

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     19. a code indicating the product type (e.g., 2/28, 3/27, 15 year fixed, etc.);

     20. a code indicating whether the Mortgage Loan is subject to a Prepayment Premium;

     21. the term of any Prepayment Premium;

     22. the type and amount of any Prepayment Premium;

     23. with respect to each Adjustable Rate Mortgage Loan, the Gross Margin;

     24. with respect to each Adjustable Rate Mortgage Loan, the next Adjustment Date;

     25. with respect to each Adjustable Rate Mortgage Loan, the lifetime maximum Mortgage Interest Rate;

     26. with respect to each Adjustable Rate Mortgage Loan, the lifetime minimum Mortgage Interest Rate;

     27. with respect to each Adjustable Rate Mortgage Loan, the periodic Mortgage Interest Rate cap;

     28. with respect to each Adjustable Rate Mortgage Loan, the Index;

     29. a code indicating whether the Mortgage Loan is convertible;

     30. a code indicating whether the Mortgage Loan is an adjustable rate or fixed rate mortgage loan;

     31. a code indicating whether the Mortgage Loan is a balloon loan;

     32. a code indicating whether the Mortgage Loan is secured by a ground lease; and

     33. a code indicating whether the Mortgage Loan is a “high cost” (or similarly classified) loan under applicable federal, state and local laws.

     With respect to the Mortgage Loans in the aggregate in the related Mortgage Loan Package, the respective Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date:

     1. the number of Mortgage Loans;

     2. the current aggregate outstanding principal balance of the Mortgage Loans;

     3. the current weighted average Mortgage Interest Rate of the Mortgage Loans;

     4. the weighted average months to maturity of the Mortgage Loans; and

     5. the MERS Identification Number.

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EXHIBIT U

Contents of Mortgage Loan File

     With respect to each Mortgage Loan, the Mortgage File shall include each of the following items delivered to the Trustee, portions of which may be held by the Servicer in the Servicing File:

     (i) The original Mortgage Note (with all riders) endorsed either in blank or in the following form: “Pay to the order of JPMorgan Chase Bank, National Association, as trustee (the “Trustee”) for the First NLC Trust 2005-2 Mortgage-Backed Certificates, Series 2005-2, without recourse” and signed in the name of the applicable Seller by an Authorized Officer (provided, in the event that the Mortgage Loan was acquired by the applicable Seller in a merger, the signature must be in the following form: “[Seller], successor by merger to [name of predecessor]”; and in the event that the Mortgage Loan was acquired or originated by the applicable Seller while doing business under another name, the signature must be in the following form: “[Seller], formerly known as [previous name]”). The Mortgage Note must contain all necessary intervening endorsements showing a complete chain of endorsement from the Originator (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as the holder of the Mortgage Note or assignee thereof, in and to that Mortgage Note); or

     With respect to no more than 1% of the unpaid principal balance of the Mortgage Loans as of the Cut-off Date, a certified copy of the Mortgage Note (endorsed as provided above) together with a lost note affidavit in the form of Exhibit C, providing indemnification to the holder thereof for any losses incurred due to the fact that the original Mortgage Note is missing.

     (ii) The original of any guarantee executed in connection with the Mortgage Note (if any).

     (iii) The original Mortgage (with all riders), with evidence of recording thereon, except as follows: If in connection with any Mortgage Loan, the applicable Seller cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon on or prior to the Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the applicable Seller shall deliver or cause to be delivered to the Trustee, a photocopy of such Mortgage, together with, in the case of a delay caused by the public recording office, an Officer’s Certificate of the applicable Seller stating that such Mortgage has been dispatched to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Trustee upon receipt thereof by the applicable Seller.

     (iv) The originals or certified true copies of any document sent for recordation of all assumption, modification, consolidation or extension agreements, with evidence of recording thereon, or, if the original of any such agreement with evidence of recording thereon has not been returned by the public recording office where such agreement has been delivered for recordation or such agreement has been lost or such public recording office retains the original recorded agreement, a photocopy of such agreement, certified by the applicable Seller or its agent to be a true and correct copy of the agreement delivered to the appropriate public recording office for recordation. The original recorded agreement or, in the case of a agreement where a public recording office retains the original recorded agreement or in the case where an agreement is lost after recordation in a public recording office, a copy of such agreement certified by such public recording office to be a true and complete copy of the original recorded agreement, will be promptly delivered to the Trustee upon receipt thereof by the applicable Seller.

     (v) The original Assignment of Mortgage in blank for each Mortgage Loan, in form and substance acceptable for recording. If the Mortgage Loan was acquired by the applicable Seller in a merger, the Assignment of Mortgage must be made by “[Seller], successor by merger to [name of predecessor].” If the Mortgage Loan was acquired or originated by the applicable Seller while doing business under another name, the Assignment of Mortgage must be made by “[Seller], formerly know as [previous name].” Subject to the foregoing and where permitted under the applicable laws of the jurisdiction wherein the Mortgaged property is located, such Assignments of Mortgage may be made by blanket assignments for Mortgage Loans secured by the Mortgaged Properties located in the same county. If the related Mortgage has been recorded in the name of MERS or its designee, no Assignment of Mortgage will be required to be prepared or delivered and instead, the applicable Seller shall take all actions as are necessary to cause the Trustee to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

     (vi) For any Mortgage Loan not recorded in the name of MERS, originals or certified true copies of documents sent for recordation of all Intervening Assignments of the Mortgage with evidence of recording thereon, or if any such Intervening Assignment has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded assignments of mortgage, the applicable Seller shall deliver or cause to be delivered to the Trustee, a photocopy of such Intervening Assignment, together with (i) in the case of a delay caused by the public recording office, an Officer’s Certificate of the applicable Seller stating that such Intervening Assignment of Mortgage has been dispatched to the appropriate public recording office for recordation and that such original recorded Intervening Assignment of Mortgage or a copy of such Intervening Assignment of Mortgage certified by the appropriate public recording office or by the title insurance company that issued the title policy to be a true and complete copy of the original recorded Intervening Assignment of Mortgage will be promptly delivered to the Trustee upon receipt thereof by the applicable Seller; or (ii) in the case of an Intervening Assignment where a public recording office retains the original recorded Intervening Assignment of Mortgage or in the case where an

Intervening Assignment of Mortgage is lost after recordation in a public recording office, a copy of such Intervening Assignment of Mortgage certified by such public recording office to be a true and complete copy of the original recorded Intervening Assignment of Mortgage.

     (vii) The original PMI Policy or certificate of insurance, where required pursuant to the Agreement.

     (viii) The original mortgagee policy of title insurance in the form required by the Agreement or, if the original lender’s title insurance policy has not been issued, the preliminary report or irrevocable binder or commitment to issue the same.

     (ix) Any security agreement, chattel mortgage or equivalent executed in connection with the Mortgage.

     (x) For each Mortgage Loan which is secured by a residential long-term lease, if any, a copy of the lease with evidence of recording indicated thereon, or, if the lease is in the process of being recorded, a photocopy of the lease, certified by an officer of the respective prior owner of such Mortgage Loan or by the applicable title insurance company, closing/settlement/escrow agent or company or closing attorney to be a true and correct copy of the lease transmitted for recordation.

     With respect to each Mortgage Loan, the Mortgage File shall include each of the following items to the extent required in the Underwriting Guidelines:

     (i) The original hazard insurance policy and, if required by law, flood insurance policy.

     (ii) Fully executed residential loan application.

     (iii) Fully executed Mortgage Loan closing statement (i.e., a Form HUD-1) and any other truth-in-lending or real estate settlement procedure forms required by law.

     (iv) Verification of employment and income (if required pursuant to the Underwriting Guidelines).

     (v) Verification of acceptable evidence of source and amount of down payment.

     (vi) Credit report on the Mortgagor.

     (vii) Residential appraisal report.

     (viii) Photograph of the Mortgaged Property.

     (ix) Survey of the Mortgaged Property, if required by the title company or applicable law.

     (x) Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy (i.e., map or plat, restrictions, easements, sewer agreements, home association declarations, etc.).

     (xi) All fully executed required disclosure statements required by state and federal law.

     (xii) If applicable, termite report, structural engineer’s report, water potability and septic certification.

     (xiii) Sales contract, if applicable.

     (xiv) Evidence of payment of taxes and insurance premiums, insurance claim files, correspondence, current and historical computerized data files, and all other processing, underwriting and closing papers and records which are customarily contained in a mortgage file and which are required to document the Mortgage Loan or to service the Mortgage Loan.

     (xv) Amortization schedule, if available.

     (xvi) Payment history for any Mortgage Loan that has been closed for more than 90 days.

     (xvii) Fully executed power of attorney, if applicable.

EXHIBIT V

Form of Monthly Statements to Certificateholders

     Not later than each Distribution Date, the Trustee shall prepare and make available to each Certificateholder, the Servicer, the Depositor and each Rating Agency a statement setting forth with respect to the related distribution:

     (i) the amount thereof allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and Liquidation Proceeds included therein and the amount of the distribution made on such Distribution Date to the Holders of the Class P Certificates allocable to Prepayment Charges and Servicer Prepayment Charge Payment Amounts;

     (ii) the amount thereof allocable to interest, any accrued and unpaid interest amounts from prior Distribution Date that are included in such distribution and any remaining unpaid Interest Distribution Shortfall Amount after giving effect to such distribution, or Class C Distributable Amount, separately identified;

     (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

     (iv) the Certificate Principal Balance of each Class of Certificates after giving effect to the distribution of principal on such Distribution Date;

     (v) the aggregate Scheduled Principal Balance of the Mortgage Loans for the following Distribution Date;

     (vi) the Pre-Funded Amount;

     (vii) the amount of the Servicing Fees paid to or retained by the Servicer with respect to such Distribution Date, and the amount of Trustee Fees paid to or retained by the Trustee with respect to such Distribution Date;

     (viii) the Pass-Through Rate for each Class of Certificates with respect to such Distribution Date;

     (ix) the amount of Monthly Advances included in the distribution on such Distribution Date and the aggregate amount of Monthly Advances outstanding as of the close of business on such Distribution Date;

     (x) the number and aggregate principal amounts of Mortgage Loans (A) delinquent (exclusive of Mortgage Loans in foreclosure and bankruptcy) (1) 31 to 60 days, (2) 61 to 90 days and (3) 91 or more days, (B) in foreclosure and delinquent (1) 31 to 60 days, (2) 61 to 90 days and (3) 91 or more days, as of the close of business on the last day of the calendar month preceding such Distribution Date and (C) in bankruptcy;

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     (xi) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number and Scheduled Principal Balance of such Mortgage Loan as of the close of business on the Determination Date preceding such Distribution Date;

     (xii) the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

     (xiii) the aggregate amount of Realized Losses incurred during the calendar month preceding such Distribution Date;

     (xiv) the aggregate principal balance of any Subsequent Mortgage Loans acquired by the Trust Fund in the related Due Period, the amount of funds remaining in each Pre-Funding Account (after taking into account any such acquisitions) and the amount of funds remaining in the Capitalized Interest Account (after giving effect to distributions on such Distribution Date); and

     (xv) the Net WAC Cap Carryover Amounts distributed on such Distribution Date, the amounts remaining after giving effect to distributions thereof on such Distribution Date and the amount of all Net WAC Cap Carryover Amounts covered by withdrawals from the Reserve Account on such Distribution Date.

V-2

EXHIBIT W

Criteria for Remittance Report From Servicer

DATA FIELDS:

Deal ID
Loan Num
Current Note Rate
Scheduled P&I Payment
Scheduled Interest
Scheduled Principle
Negative Amortization
Curtailment Amount
Interest Adjustment Amount
Curtailment Date
Payoff Amount
Payoff Date
Payoff Code
Current Scheduled Balance
PD To Date
Loan Status Code
Recovered Delinquency
Debt Servicer Coverage Ratio
Actual Loan Balance
Current P&I Advance
Prepayment Penalty
Principle Adjustment Amount
Investor Code
Category Num

REMITTANCE SUMMARY SHEET:

Action
Group
LSAMs #
Alt Num
Interest Rate
P/T Rate
UPB
P&I
Due Date
IPTD date
Beginning Schedule Balance

W-1

Scheduled Interest
Scheduled Principal
Servicer Fees
Liquidation
Liquidation Date
Additional Principal
Interest On CURT
Adj
Ending Scheduled Balance
Realized Loss
Delinquent Interest
Delinquent Principal
Prepaid Interest
Prepaid Principal
Balance
Pp S/F
Delinquent S/F
Calc
WAPTR
Sec Balance WAIR Factor
Actual Balance WAIR Factor
Service Fee Rate
Prepay Penalty

DELINQUENCY REPORT:

Delinquency
Loan Count
Sum UPBS
BK Loans Count
BK Loans Sum UPBS
Foreclosure Loans Count
Foreclosure Loans Sum UPBs

W-2

EXHIBIT X

Form of Sarbanes-Oxley Back-up Certificate

[DATE]

JPMorgan Chase Bank, National Association, as Trustee
2001 Bryan Street, 10th Floor
Dallas, Texas 75201
Attention: Worldwide Securities Services/Global Debt, First NLC Trust 2005-2

     Re: First NLC Trust 2005-2

     I, [identify the certifying individual], an authorized representative of Litton Loan Servicing LP, as servicer under the Pooling and Servicing Agreement dated as of June 1, 2005, by and among FBR Securitization, Inc., as Depositor, First NLC Financial Services, LLC, as Originator, NLC Finance II, LLC and First NLC Financial Services, LLC, as Sellers, JPMorgan Chase Bank, National Association, as Trustee, Litton Loan Servicing LP, as Servicer, and Ocwen Federal Bank FSB, as Interim Servicer (the “Agreement”), hereby certify to the Depositor, and each of its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

     1. Based on my knowledge, the information in the annual statement of compliance identified in Section 5.6 of the Agreement, the annual independent public accountants’ report identified in Section 5.6 of the Agreement and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans submitted to the Trustee taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the date of this certification;

     2. The servicing information required to be provided to the Depositor by the Servicer under the Agreement has been provided to the Depositor;

     3. I am responsible for reviewing the activities performed by the Servicer under the Agreement and based upon the review required hereunder, and except as disclosed in the annual statement of compliance identified in Section 5.6 of the Agreement, the annual independent public accountants’ report identified in Section 5.6 of the Agreement and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans submitted to the Servicer and the Trustee, the Servicer has, as of the date of this certification, fulfilled its obligations under this Agreement; and

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     4. I have disclosed to the Depositor all significant deficiencies relating to the Servicer’s compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth under the Agreement.

Date:

Litton Loan Servicing LP, as Servicer

By:
Name:
Title:

X-2

EXHIBIT Y

Form of Certification to be Provided to the Depositor by the Trustee

[Name and Address of Depositor]

     Re: First NLC Trust 2005-2

      Reference is made to the Pooling and Servicing Agreement, dated as of June 1, 2005 (the “Pooling and Servicing Agreement”), by and among FBR Securitization, Inc., as depositor (the “Depositor”), First NLC Financial Services, LLC, as originator, NLC Finance II, LLC and First NLC Financial Services, LLC, each as seller, Litton Loan Servicing, LP, as servicer, Ocwen Federal Bank FSB, as interim servicer, and JPMorgan Chase Bank, N.A., as trustee (the “Trustee”). The Trustee hereby certifies to the Depositor, and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

(i)	The Trustee has reviewed the annual report on Form 10-K for the fiscal year [[ ]], and all reports on Form 8-K containing distribution reports filed in respect of periods included in the year covered by that annual report, relating to the above referenced trust;

(ii)	Based solely upon the information provided to us by the Servicer, the information set forth in the reports referenced in (i) above does not contain any untrue statement of material fact; and

(iii)	Based on my knowledge, the distribution information required to be provided by the Trustee under the Pooling and Servicing Agreement is included in these reports.

Date:

JPMorgan Chase Bank, N.A., as Trustee

By:
Name:
Title:

Y-1